THE DAVENPORT FUNDS

Davenport Core Fund
Ticker Symbol: DAVPX

Davenport Value & Income Fund
Ticker Symbol: DVIPX

Davenport Equity Opportunities Fund
Ticker Symbol: DEOPX

Davenport Small Cap Focus Fund
Ticker Symbol: DSCPX

Davenport Balanced Income Fund
Ticker Symbol: DBALX

PROSPECTUS
August 1, 2018

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Risk/Return Summary
Davenport Core Fund	3
Davenport Value & Income Fund	9
Davenport Equity Opportunities Fund	15
Davenport Small Cap Focus Fund	22
Davenport Balanced Income Fund	28
Information Relevant to All Funds	38
Additional Investment Information	39
How to Purchase Shares	41
How to Redeem Shares	45
How Net Asset Value is Determined	48
Management of the Funds	49
Dividends, Distributions and Taxes	51
Financial Highlights	53
Privacy Notice	58
For Additional Information	back cover

2

RISK/RETURN SUMMARY

Davenport Core Fund

What is the Fund’s Investment Objective?

The investment objective of the Davenport Core Fund (the “Core Fund” or the “Fund”) is long-term growth of capital.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Core Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.90%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 92	$ 287	$ 498	$1,108

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

3

What are the Fund’s Principal Investment Strategies?

Under normal circumstances, the Core Fund will invest at least 80% of its net assets in common stocks. Davenport & Company LLC (the “Advisor”) will generally invest in common stocks of companies that show strong capital appreciation potential, have strong and focused management, solid balance sheets and a history of proven results. In determining whether a company has the potential for appreciation, the Advisor will focus on several criteria, including, among other things:

●	market leadership

●	competitive advantage that may be difficult to replicate

●	financial flexibility

●	global reach

●	consistent growth

The Advisor attempts to control risk through diversification among major market sectors, but at times, may emphasize a particular business sector. The Advisor does not limit the Fund to any particular capitalization requirement. At any time, the Fund may invest a portion of its assets in small, unseasoned companies.

The Fund may invest in shares of exchange traded funds (“ETFs”) to increase the Fund’s exposure to the broad market or to industry sectors without purchasing a large number of individual securities. Such ETFs will typically hold a portfolio of securities designed to track the performance of a particular index or market sector. ETFs differ from traditional mutual funds in that their shares are listed on a securities exchange and can be traded intraday. The Fund may invest up to 20% of its net assets in ETFs.

The Fund may invest up to 30% of its net assets in common stocks of foreign issuers when, in the Advisor’s opinion, such investments would be advantageous to the Fund and help the Fund achieve its investment objective. The Fund may invest in foreign markets that the Advisor considers to be “emerging markets.” The Advisor considers “emerging markets” to include any country that is defined as an emerging or developing economy by The International Monetary Fund, the World Bank, the United Nations or the countries’ authorities.

A security will be sold when the Advisor believes the security no longer has the potential for strong capital appreciation, when it meets its targeted price, when the fundamentals of the issuer’s business or general market conditions have changed, when more attractive opportunities become available, or when strong performance has resulted in an outsized position for the security within the Fund’s portfolio.

4

What are the Principal Risks of Investing in the Fund?

The Core Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Stock Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks are subject to inherent market risks and fluctuations. Stocks may fluctuate in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Advisor. Even investments in high quality or “blue chip” stocks can be negatively impacted by poor overall market and economic conditions. Stocks tend to move in cycles and may experience periods of turbulence and instability.

Sector Risk. The Fund may emphasize investment in one or more particular business sectors at times, which may cause its share price to be more susceptible to the financial, market, or economic events affecting issuers and industries within those sectors than a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Fund. The sectors that the Fund may emphasize will vary from time to time.

Foreign Securities Risk. Investments in foreign securities involve risks that may be different from those of U.S. securities, including the risk that foreign economies may be less stable than the U.S. economy. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign security issuers may also be subject to political, economic, or market instability; unfavorable government action in their local jurisdictions; or economic sanctions or other restrictions imposed by U.S. or foreign regulators. In addition, the dividends payable on certain of the Fund’s foreign securities may be subject to foreign withholding taxes. Foreign securities may also be subject to foreign currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency.

●

Emerging Markets Risk. Investments in emerging markets, which include Africa, parts of Europe and much of Asia, the Middle East and Central and South America, are subject to the risk of abrupt and severe price declines. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and financial markets in developing countries are not as liquid as markets in developed countries.

5

The economies in developing countries are less mature and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist measures. Certain countries may have legacies or periodic episodes of hyperinflation and currency devaluations, or of instability and upheaval, that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant risks of war and terrorism currently affect some developing countries.

Market Capitalization Risk. The Fund may emphasize investment in a particular market capitalization, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers within that market capitalization. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies. Multinational companies with foreign business operations can be significantly impacted by political, economic and regulatory developments in foreign markets. Small, unseasoned companies may lack the management experience, financial resources, product diversification and other competitive strengths of larger companies. In many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.

ETF Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained. An ETF is managed independently of the Fund and is subject to the risks of the underlying securities it holds or sectors that the ETF is designed to track. When the Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF, in addition to the Fund’s direct fees and expenses.

Management Risk. The Advisor’s method of security selection may not be successful and the securities in the Fund’s portfolio may not perform as well as the market as a whole or produce the intended results. A stock with capital appreciation characteristics may have sharp price declines due to decreases in current or expected earnings.

6

What has been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Core Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-281-3217.

The Fund’s 2018 year-to-date return through June 30, 2018 is 1.68%.

During the periods shown in the bar chart, the highest return for a quarter was 14.40% during the quarter ended June 30, 2009 and the lowest return for a quarter was -20.67% during the quarter ended December 31, 2008.

Average Annual Total Returns For Periods Ended December 31, 2017:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Ten Years
Return Before Taxes	19.87%	13.79%	7.65%
Return After Taxes on Distributions	19.13%	12.55%	6.95%
Return After Taxes on Distributions and Sale of Fund Shares	11.79%	10.83%	6.07%
STANDARD & POOR’S 500 INDEX (reflects no deduction for fees, expenses, or taxes)	21.83%	15.79%	8.50%

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Management of the Fund

Investment Advisor

Davenport & Company LLC

Portfolio Managers

The Core Fund is managed by the members of the Advisor’s Investment Policy Committee (“IPC”), each of whom has an equal role in the decision-making process. The members of the IPC are:

Name	Title with the Advisor	Length of Service to the Fund
John P. Ackerly, IV, CFA	Senior Vice President and Director	Since 1999
Michael S. Beall, CFA	Executive Vice President and Director	Since inception (1998)
E. Trigg Brown, Jr.	Executive Vice President and Director	Since 2002
Robert B. Giles	Executive Vice President and Director	Since 2007
William M. Noftsinger, Jr.	Senior Vice President and Director	Since 2002
George L. Smith, III, CFA	Senior Vice President and Director	Since 2010
David M. West, CFA	Senior Vice President and Director	Since 2012

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 38 of this Prospectus.

8

Davenport Value & Income Fund

What is the Fund’s Investment Objective?

The investment objective of the Davenport Value & Income Fund (the “Value & Income Fund” or the “Fund”) is to achieve long-term growth while generating current income through dividend payments on portfolio securities.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Value & Income Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%
Other Expenses	0.13%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses*	0.90%

*

“Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 92	$ 287	$ 498	$1,108

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

9

What are the Fund’s Principal Investment Strategies?

Under normal circumstances, the Value & Income Fund will invest primarily in common stocks of companies that have established business models, attractive valuations, a history of dividend payment and growth, and/or dividend growth potential. The Advisor seeks to identify companies that may be undervalued because they are currently out of favor with the market or temporarily misunderstood by the investment community. The Advisor may also invest in special situation companies facing near-term headwinds but with favorable prospects for recovery. The Advisor will assess the sustainability of a company’s dividend payments by analyzing its dividend history, its competitive position and industry dynamics. The Advisor uses a “bottom-up” stock selection approach that focuses primarily on individual companies in the context of broader market factors. In selecting investments for the Fund, the Advisor will focus on companies that exhibit one or more of the following characteristics:

●	attractive valuation based on intrinsic, absolute and relative value

●	attractive dividend yield

●	history of growing dividends with the likelihood of sustainable dividend growth

●	an attractive business model, sound balance sheet and a disciplined management team

The Advisor attempts to control risk through diversification among major market sectors, but may overweight a position or a sector that is believed to have favorable prospects. The Advisor does not limit the Fund to any particular capitalization requirement. At any time, the Fund may invest a portion of its assets in small, unseasoned companies.

The Fund may invest in shares of exchange traded funds (“ETFs”) to increase the Fund’s exposure to the broad market or to industry sectors without purchasing a large number of individual securities. Such ETFs will typically hold a portfolio of securities designed to track the performance of a particular index or market sector. ETFs differ from traditional mutual funds in that their shares are listed on a securities exchange and can be traded intraday. The Fund may invest up to 20% of its net assets in ETFs.

The Fund may invest up to 30% of its net assets in common stocks of foreign issuers when, in the Advisor’s opinion, such investments would be advantageous to the Fund and help it achieve its investment objective. The Fund may invest in foreign markets that the Advisor considers to be “emerging markets.” The Advisor considers “emerging markets” to include any country that is defined as an emerging or developing economy by The International Monetary Fund, the World Bank, the United Nations or the countries’ authorities. The Fund may invest in ETFs that invest primarily in common stocks of foreign companies, including regional and/or country specific ETFs, as well as emerging market ETFs.

10

A security will be sold when the Advisor believes the security no longer has the potential for capital appreciation, when it meets its targeted price, when the fundamentals of the issuer’s business or general market conditions have changed, when more attractive opportunities become available, or when strong performance has resulted in an outsized position for the security within the Fund’s portfolio.

What are the Principal Risks of Investing in the Fund?

The Value & Income Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Stock Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks are subject to inherent market risks and fluctuations. Stocks may fluctuate in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Advisor. Even investments in high quality or “blue chip” stocks can be negatively impacted by poor overall market and economic conditions. Stocks tend to move in cycles and may experience periods of turbulence and instability. Investing in special situation companies carries an additional risk of loss if the expected development does not occur or produce the intended result.

Sector Risk. The Fund may emphasize investment in one or more particular business sectors at times, which may cause its share price to be more susceptible to the financial, market, or economic events affecting issuers and industries within those sectors than a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Fund. The sectors that the Fund may emphasize will vary from time to time.

Market Capitalization Risk. The Fund may emphasize investment in a particular market capitalization, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers within that market capitalization. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies. Multinational companies with foreign business operations can be significantly impacted by political, economic and regulatory developments in foreign markets. Small, unseasoned companies may lack the management experience, financial resources, product diversification and other

11

competitive strengths of larger companies. In many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.

Foreign Securities Risk. Investments in foreign securities involve risks that may be different from those of U.S. securities, including the risk that foreign economies may be less stable than the U.S. economy. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign security issuers may also be subject to political, economic, or market instability; unfavorable government action in their local jurisdictions; or economic sanctions or other restrictions imposed by U.S. or foreign regulators. In addition, the dividends payable on certain of the Fund’s foreign securities may be subject to foreign withholding taxes. Foreign securities may also be subject to foreign currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency.

●

Emerging Markets Risk. Investments in emerging markets, which include Africa, parts of Europe and much of Asia, the Middle East and Central and South America, are subject to the risk of abrupt and severe price declines. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and financial markets in developing countries are not as liquid as markets in developed countries. The economies in developing countries are less mature and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist measures. Certain countries may have legacies or periodic episodes of hyperinflation and currency devaluations, or of instability and upheaval, that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant risks of war and terrorism currently affect some developing countries.

ETF Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained. An ETF is managed independently of the Fund and is subject to the risks of the underlying securities it holds or sectors that the ETF is designed to track. When the Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF, in addition to the Fund’s direct fees and expenses.

12

Management Risk. The Advisor’s method of security selection may not be successful and the securities in the Fund’s portfolio may not perform as well as the market as a whole. Stocks held by the Fund may reduce or stop paying dividends which could affect the Fund’s ability to generate income. The Fund’s value style may go out of favor with investors and the securities selected by the Advisor may not appreciate in value as expected.

What has been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Value & Income Fund. The bar chart shows the Fund’s performance for each full calendar year of the Fund’s operations. The performance table shows how the Fund’s average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-281-3217.

The Fund’s 2018 year-to-date return through June 30, 2018 is -3.47%.

During the periods shown in the bar chart, the highest return for a quarter was 13.48% during the quarter ended December 31, 2011 and the lowest return for a quarter was -10.86% during the quarter ended September 30, 2011.

Average Annual Total Returns For Periods Ended December 31, 2017:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

13

	One Year	Five Years	Since Inception (December 31, 2010)
Return Before Taxes	18.23%	14.12%	13.40%
Return After Taxes on Distributions	16.88%	12.68%	12.24%
Return After Taxes on Distributions and Sale of Fund Shares	11.31%	11.03%	10.74%
RUSSELL 1000 VALUE INDEX (reflects no deduction for fees, expenses, or taxes)	13.66%	14.04%	12.46%

Management of the Fund

Investment Advisor

Davenport & Company LLC

Portfolio Managers

The Value & Income Fund is managed by the members of Advisor’s Investment Policy Committee (“IPC”), each of whom has an equal role in the decision-making process. Each portfolio manager has managed the Fund since its inception in 2010, with the exception of David West, who began managing the Fund in 2012. The members of the IPC are:

Name	Title with the Advisor
John P. Ackerly, IV, CFA	Senior Vice President and Director
Michael S. Beall, CFA	Executive Vice President and Director
E. Trigg Brown, Jr.	Executive Vice President and Director
Robert B. Giles	Executive Vice President and Director
William M. Noftsinger, Jr.	Senior Vice President and Director
George L. Smith, III, CFA	Senior Vice President and Director
David M. West, CFA	Senior Vice President and Director

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 38 of this Prospectus.

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Davenport Equity Opportunities Fund

What is the Fund’s Investment Objective?

The investment objective of the Davenport Equity Opportunities Fund (the “Equity Opportunities Fund” or the “Fund”) is long-term capital appreciation.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Equity Opportunities Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.91%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 93	$ 290	$ 504	$1,120

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

15

What are the Fund’s Principal Investment Strategies?

Under normal circumstances, at least 80% of the Equity Opportunities Fund’s net assets (including the amount of any borrowings for investment purposes, although the Fund does not currently intend to borrow for investment purposes) will be invested in common stocks and shares of exchange traded funds (“ETFs”) that invest primarily in common stocks. The Fund focuses on superior risk/return opportunities using a flexible, concentrated and opportunistic approach. The Fund is classified as non-diversified and may therefore invest a greater percentage of its assets in the securities of fewer issuers than a fund that is diversified. At times, the Fund may overweight a position in a particular issuer or emphasize investment in a limited number of issuers or one or more particular business sectors.

The Advisor uses a “bottom-up” stock selection approach that focuses primarily on individual companies in the context of broader market factors. The Advisor attempts to control risk through diversification among major market sectors, but may overweight a position or a sector if it has a strong conviction about its potential for capital appreciation. The Fund will invest primarily in common stocks of companies that, in the Advisor’s opinion, show superior potential for capital appreciation, have strong and focused management and solid balance sheets. In making its determinations, the Advisor will focus on companies that exhibit one or more of the following characteristics:

●	Evidence of Financial Strength – The company has a consistent generation of free cash flow, a strong balance sheet, a high return on invested capital and the ability to grow revenues.

●	Pricing Flexibility – The company has the ability to adjust its prices independent of competitive forces.

●	Competitive Advantage – The company has a leading presence and a business that is difficult to replicate, or benefits from barriers to entry that limit or prevent new competition.

●	Disciplined Management – The company has an experienced and sound management team that is focused on building value.

●

Attractive Valuation – The company is selling at a low price relative to its assets, earnings, cash flow, franchise value or growth potential. This may be determined by its price-earnings ratio, price-book ratio, price-sales ratio or price-free cash flow ratio.

The Fund will emphasize investments in common stocks of medium and small capitalization companies but is not limited to any particular market capitalization. The Advisor defines medium capitalization companies as those whose market capitalization, at the time of purchase, is between $2 billion and $20 billion and defines small capitalization companies as those whose market capitalization, at the time of purchase, is between $300 million and $7 billion.

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The Fund may also invest in special situation companies that have fallen out of favor with the market but are believed to offer favorable risk-adjusted returns. Special situations may include significant changes in a company’s allocation of its existing capital (companies undergoing turnarounds, spin-offs, mergers or acquisitions) or a restructuring of assets. Special situations may also result from significant changes to an industry through regulatory developments or shifts in competition, new or improved products, changes in senior management or significant changes in cost structure.

The Fund may invest in shares of ETFs to increase the Fund’s exposure to the broad market or to industry sectors without purchasing a large number of individual securities. Such ETFs will typically hold a portfolio of securities designed to track the performance of a particular index or market sector. ETFs differ from traditional mutual funds in that their shares are listed on a securities exchange and can be traded intraday. The Fund may invest up to 20% of its net assets in ETFs.

The Fund may invest up to 30% of its net assets in common stocks of foreign issuers when, in the Advisor’s opinion, such investments would be advantageous to the Fund and help it achieve its investment objective. The Fund may invest in foreign markets that the Advisor considers to be “emerging markets.” The Advisor considers “emerging markets” to include any country that is defined as an emerging or developing economy by The International Monetary Fund, the World Bank, the United Nations or the countries’ authorities. The Fund may invest in ETFs that invest primarily in common stocks of foreign companies, including regional and/or country specific ETFs, as well as emerging market ETFs.

A security will be sold when the Advisor believes it no longer has the potential for strong growth, when it meets its targeted price, when the fundamentals of the issuer’s business or general market conditions have changed, when more attractive opportunities become available, or when strong performance has resulted in an outsized position.

What are the Principal Risks of Investing in the Fund?

The Equity Opportunities Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Stock Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks are subject to inherent market risks and fluctuations. Stocks may fluctuate in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes, and other factors beyond the control of the Advisor. Stocks tend to move in cycles and may experience periods of turbulence and instability. Investing in special situation companies carries an additional risk of loss if the expected development does not occur or produce the intended result.

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Non-Diversification Risk. Because a relatively high percentage of the assets of the Fund may be invested in shares of a limited number of issuers, the Fund may be more susceptible to any economic, business, political or regulatory occurrence affecting an issuer than a diversified fund. At times, the Fund may overweight a position in a particular issuer or emphasize investment in a limited number of issuers which may increase its risk of loss and share price volatility.

Sector Risk. The Fund may emphasize investment in one or more particular business sectors at times, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation or deregulation and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Fund. The sectors that the Fund may emphasize will vary from time to time.

Foreign Securities Risk. Investments in foreign securities involve risks that may be different from those of U.S. securities, including the risk that foreign economies may be less stable than the U.S. economy. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign security issuers may also be subject to political, economic, or market instability; unfavorable government action in their local jurisdictions; or economic sanctions or other restrictions imposed by U.S. or foreign regulators. In addition, the dividends payable on certain of the Fund’s foreign securities may be subject to foreign withholding taxes. Foreign securities may also be subject to foreign currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency.

●

Emerging Markets Risk. Investments in emerging markets, which include Africa, parts of Europe and much of Asia, the Middle East and Central and South America, are subject to the risk of abrupt and severe price declines. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and financial markets in developing countries are not as liquid as markets in developed countries. The economies in developing countries are less mature and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist measures. Certain countries may have legacies or periodic episodes of hyperinflation and currency devaluations, or of instability and upheaval, that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant risks of war and terrorism currently affect some developing countries.

18

Market Capitalization Risk. Small and medium capitalization companies may lack the management experience, financial resources, product diversification and other competitive strengths of larger companies. In many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Some securities may be inactively traded and thus may not be readily bought or sold. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time. Therefore, the securities of small and medium capitalization companies may be subject to greater price fluctuations than the securities of large capitalization companies. These risks may be more pronounced for investments in small capitalization companies.

ETF Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained. An ETF is managed independently of the Fund and is subject to the risks of the underlying securities it holds or sectors that the ETF is designed to track. When the Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF, in addition to the Fund’s direct fees and expenses.

Management Risk. The Advisor’s method of security selection may not be successful and the securities in the Fund’s portfolio may not perform as well as the market as a whole or produce the intended results.

19

What has been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Equity Opportunities Fund. The bar chart shows the Fund’s performance for each full calendar year of the Fund’s operations. The performance table shows how the Fund’s average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-281-3217.

The Fund’s 2018 year-to-date return through June 30, 2018 is -0.28%.

During the periods shown in the bar chart, the highest return for a quarter was 14.34% during the quarter ended March 31, 2012 and the lowest return for a quarter was -15.14% during the quarter ended September 30, 2011.

Average Annual Total Returns For Periods Ended December 31, 2017:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Since Inception (December 31, 2010)
Return Before Taxes	20.79%	12.77%	12.89%
Return After Taxes on Distributions	20.79%	11.41%	11.85%
Return After Taxes on Distributions and Sale of Fund Shares	11.77%	9.84%	10.26%
RUSSELL MIDCAP INDEX (reflects no deduction for fees, expenses, or taxes)	18.52%	14.96%	12.76%

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Management of the Fund

Investment Advisor

Davenport & Company LLC

Portfolio Managers

George L. Smith, III, CFA and Christopher G. Pearson, CFA, are primarily responsible for the portfolio management of the Equity Opportunities Fund, subject to oversight by the Advisor’s Investment Policy Committee. Mr. Smith is Senior Vice President and a Director of the Advisor and has managed the Fund since its inception in 2010. Mr. Pearson is Senior Vice President of the Advisor and has managed the Fund since 2013.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 38 of this Prospectus.

21

Davenport Small Cap Focus Fund

What is the Fund’s Investment Objective?

The investment objective of the Davenport Small Cap Focus Fund (the “Small Cap Focus Fund” or the “Fund”) is long-term capital appreciation.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Focus Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%
Other Expenses	0.25%
Total Annual Fund Operating Expenses	1.00%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 102	$ 318	$ 552	$ 1,225

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

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What are the Fund’s Principal Investment Strategies?

Under normal circumstances, at least 80% of the Small Cap Focus Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in common stocks of small capitalization companies and shares of registered investment companies (“RICs”), that invest primarily in stocks of small capitalization companies. Under normal circumstances, the Fund will invest primarily in companies that the Advisor believes have the potential for significant capital appreciation. The Advisor seeks to identify companies that have the potential to achieve above average long-term earnings growth or companies that may be undervalued because they are currently out of favor with the market or misunderstood and underfollowed by the investment community. The Fund may invest in special situation companies facing near-term difficulties but with favorable prospects for recovery. At times, the Fund may emphasize investment in one or more particular issuers or business sectors that are believed to have favorable prospects.

The Advisor uses a “bottom-up” fundamental research process that focuses primarily on individual companies in the context of broader market factors. In determining whether a company has the potential for capital appreciation, the Advisor will focus on several criteria, including, among other things:

●	rate of earnings growth or earnings growth potential

●	valuation

●	management strength

●	balance sheet strength

●	free cash flow generation

●	effective capital allocations

●	returns on invested capital

The Advisor defines small capitalization companies as those whose market capitalization is between $300 million and $7 billion. The market capitalization of the companies in the Fund’s portfolio will change over time, and the Fund will not automatically sell a company it already owns, just because the company’s market capitalization increases above or decreases below this range.

The Fund may invest in RICs, including shares of mutual funds and shares of exchange-traded funds (“ETFs”) to increase the Fund’s exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs will typically hold a portfolio of securities designed to track the performance of a particular index or market sector. ETFs differ from traditional mutual funds in that their shares are listed on a securities exchange and can be traded intraday.

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The Fund may invest up to 30% of its net assets in common stocks of foreign issuers when, in the Advisor’s opinion, such investments would be advantageous to the Fund and help it achieve its investment objective. The Fund may invest in foreign markets that the Advisor considers to be “emerging markets.” The Advisor considers “emerging markets” to include any country that is defined as an emerging or developing economy by The International Monetary Fund, the World Bank, the United Nations or the countries’ authorities. The Fund may invest in ETFs that invest primarily in common stocks of foreign companies, including regional and/or country specific ETFs, as well as emerging market ETFs.

A security will be sold when the Advisor believes it no longer has the potential for strong appreciation, when it meets its targeted price, when the fundamentals of the issuer’s business or general market conditions have changed, when more attractive opportunities become available, or when strong performance has resulted in an outsized position.

What are the Principal Risks of Investing in the Fund?

The Small Cap Focus Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Stock Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks are subject to inherent market risks and fluctuations. Stocks may fluctuate in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes, and other factors beyond the control of the Advisor. Stocks tend to move in cycles and may experience periods of turbulence and instability. Investing in special situation companies carries an additional risk of loss if the expected development does not occur or produce the intended result.

Small Capitalization Risk. Small capitalization companies often involve higher risks because they may lack the management experience, financial resources, product diversification and other competitive strengths of larger companies. In many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Some securities may be inactively traded and thus may not be readily bought or sold. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period. Therefore, the securities of small capitalization companies may be subject to greater price fluctuations than the securities of larger capitalization companies.

24

Sector Risk. The Fund may emphasize investment in one or more particular business sectors at times, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation or deregulation and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Fund. The sectors that the Fund may emphasize will vary from time to time. As of March 31, 2018, the Fund had 27.9% of the value of its net assets invested in stocks within the Industrials sector. Companies in the Industrials sector could be affected by, among other things, general economic conditions, interest rates, supply and demand, insurance costs, technical developments, capital spending levels, commodity production and pricing, labor relations, import controls and government spending.

Foreign Securities Risk. Investments in foreign securities involve risks that may be different from those of U.S. securities, including the risk that foreign economies may be less stable than the U.S. economy. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign security issuers may also be subject to political, economic, or market instability; unfavorable government action in their local jurisdictions; or economic sanctions or other restrictions imposed by U.S. or foreign regulators. Certain of these risks may also apply to securities of U.S. companies with significant non-U.S. operations. In addition, the dividends payable on certain of the Fund’s foreign securities may be subject to foreign withholding taxes. Foreign securities may also be subject to foreign currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency.

●

Emerging Markets Risk. Investments in emerging markets, which include Africa, parts of Europe and much of Asia, the Middle East and Central and South America, are subject to the risk of abrupt and severe price declines. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and financial markets in developing countries are not as liquid as markets in developed countries. The economies in developing countries are less mature and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist measures. Certain countries may have legacies or periodic episodes of hyperinflation and currency devaluations, or of instability and upheaval, that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant risks of war and terrorism currently affect some developing countries.

25

RIC Risk. A RIC is managed independently of the Fund and is subject to the risks of the underlying securities it holds or the sectors it is designed to track. An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained. When the Fund invests in a RIC, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the RIC, in addition to the Fund’s direct fees and expenses.

Management Risk. The Advisor’s method of security selection may not be successful and the securities in the Fund’s portfolio may not perform as well as the market as a whole. The securities selected by the Advisor may not produce the intended results.

What has been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Small Cap Focus Fund. The bar chart shows the Fund’s performance for each full calendar year of the Fund’s operations. The performance table shows how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-281-3217.

The Fund’s 2018 year-to-date return through June 30, 2018 is 2.25%.

During the periods shown in the bar chart, the highest return for a quarter was 8.08% during the quarter ended December 31, 2016 and the lowest return for a quarter was -12.94% during the quarter ended September 30, 2015.

26

Average Annual Total Returns For Periods Ended December 31, 2017:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Since Inception (December 31, 2014)
Return Before Taxes	19.88%	11.36%
Return After Taxes on Distributions	19.09%	11.11%
Return After Taxes on Distributions and Sale of Fund Shares	11.84%	8.85%
RUSSELL 2000 INDEX (reflects no deduction for fees, expenses, or taxes)	14.65%	9.96%

Management of the Fund

Investment Advisor

Davenport & Company LLC

Portfolio Managers

George L. Smith, III, CFA and Christopher G. Pearson, CFA, are primarily responsible for the portfolio management of the Small Cap Focus Fund, subject to oversight by the Advisor’s Investment Policy Committee. Each portfolio manager has managed the Fund since its inception in 2014. Mr. Smith is Senior Vice President and a Director of the Advisor and Mr. Pearson is Senior Vice President of the Advisor.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 38 of this Prospectus.

27

Davenport Balanced Income Fund

What is the Fund’s Investment Objective?

The investment objective of the Davenport Balanced Income Fund (the “Balanced Income Fund” or the “Fund”) is current income and an opportunity for long-term growth.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.97%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 99	$ 309	$ 536	$1,190

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

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What are the Fund’s Principal Investment Strategies?

The Balanced Income Fund invests in a diversified portfolio of equity and fixed income securities, including exchange-traded funds (“ETFs”) that invest in equity and fixed income securities. Under normal market conditions, the Fund will target an allocation of no more than 75% and no less than 25% of its total assets in equity securities and no less than 25% of its total assets in fixed income securities. With regard to the Fund’s equity securities, the Advisor looks for companies that have established business models, attractive valuations, a history of dividend payment and growth, and/or dividend growth potential. The Fund’s fixed income securities are used to enhance current income and provide added stability. The Fund may invest in fixed income securities of any duration, maturity or quality rating.

The Advisor attempts to control risk through diversification among major market sectors, but may overweight a position or a sector that is believed to have favorable prospects. The Advisor does not limit the Fund to any particular capitalization requirement. At any time, the Fund may invest a portion of its assets in small, unseasoned companies.

The Fund may invest in shares of ETFs to increase the Fund’s exposure to the broad market or to industry sectors without purchasing a large number of individual securities. Such ETFs will typically hold a portfolio of securities designed to track the performance of a particular index or market sector. ETFs differ from traditional mutual funds in that their shares are listed on a securities exchange and can be traded intraday.

The Fund may invest in equity and debt obligations of foreign issuers when, in the Advisor’s opinion, such investments would be advantageous to the Fund and help the Fund achieve its investment objective. The Fund may invest in foreign markets that the Advisor considers to be “emerging markets.” The Advisor considers “emerging markets” to include any country that is defined as an emerging or developing economy by The International Monetary Fund, the World Bank, the United Nations or the countries’ authorities. The Fund may invest in ETFs that invest primarily in common stocks or debt obligations of foreign companies, including regional and/or country specific ETFs, as well as emerging market ETFs.

Equity Securities. The Advisor seeks to identify companies that may be undervalued because they are currently out of favor with the market or temporarily misunderstood by the investment community. The Advisor may also invest in special situation companies facing near-term headwinds but with favorable prospects for recovery. The Advisor will assess the sustainability of a company’s dividend payments by analyzing its dividend history, its competitive position and industry dynamics. The Advisor uses a “bottom-up” stock selection approach that focuses primarily on individual companies in the context of broader market factors. In selecting equity investments for the Fund, the Advisor will focus on companies that exhibit one or more of the following characteristics:

29

●	attractive valuation based on intrinsic, absolute and relative value

●	attractive dividend yield

●	history of growing dividends with the likelihood of sustainable dividend growth

●	an attractive business model, sound balance sheet and a disciplined management team

The Fund may also invest in the equity securities of master limited partnerships (“MLPs”). MLPs are publicly traded partnerships that often own several properties or businesses (or directly own interests). MLPs are generally related to the real estate development and oil and gas industries, but may also finance other projects or provide financial services. By confining their interests to specific activities, MLP interests or units are able to trade on public securities exchanges exactly like shares of a corporation, without entity level taxation.

An equity security will be sold when the Advisor believes it no longer has the potential for capital appreciation, when it meets its targeted price, when the fundamentals of the issuer’s business or general market conditions have changed, when more attractive opportunities become available, or when strong performance has resulted in an outsized position.

Fixed Income Securities. The Fund may invest in fixed income securities of all types, including, but not limited to, government and government-related securities, mortgage and asset-backed securities, corporate and municipal bonds and floating rate securities. The Fund will invest primarily in investment grade fixed income securities, but may invest in non-investment grade fixed income securities. Investment grade fixed income securities are securities that are rated in one of the four highest rating categories by any nationally recognized rating agency or unrated securities determined to be investment-grade quality by the Advisor. Non-investment grade fixed income securities, often referred to as “junk bonds,” are rated below the four highest rating categories.

The Fund may invest in fixed income securities of any maturity or duration. The Fund will calculate its effective duration by using each security’s nearest call date or maturity, whichever comes first. Duration is the measure of the Fund’s sensitivity to changes in interest rates. For example, if interest rates move up one percentage point (1%) while the Fund’s duration is 4 years, the share price on the Fund’s fixed income securities would be expected to decline by 4%.

The proportion of the Fund’s investments held in various fixed income securities will vary depending upon economic trends, changes in the shape of the yield curve, and sector analysis. In selecting fixed income securities, the Advisor will consider factors such as interest rate trends, yield curve analysis, credit ratings, liquidity, duration, and appreciation potential. A fixed income security will be sold when it no longer meets the Advisor’s criteria for investment or when a more attractive investment is available.

30

What are the Principal Risks of Investing in the Fund?

The Balanced Income Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Stock Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks are subject to inherent market risks and fluctuations. Stocks may fluctuate in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes, and other factors beyond the control of the Advisor. Stocks tend to move in cycles and may experience periods of turbulence and instability. Investing in special situation companies carries an additional risk of loss if the expected development does not occur or produce the intended result.

Foreign Securities Risk. Investments in foreign securities involve risks that may be different from those of U.S. securities, including the risk that foreign economies may be less stable than the U.S. economy. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign security issuers may also be subject to political, economic, or market instability; unfavorable government action in their local jurisdictions; or economic sanctions or other restrictions imposed by U.S. or foreign regulators. In addition, the dividends payable on certain of the Fund’s foreign securities may be subject to foreign withholding taxes. Foreign securities may also be subject to foreign currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency.

●

Emerging Markets Risk. Investments in emerging markets, which include Africa, parts of Europe and much of Asia, the Middle East and Central and South America, are subject to the risk of abrupt and severe price declines. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and financial markets in developing countries are not as liquid as markets in developed countries. The economies in developing countries are less mature and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist measures. Certain countries may have legacies or periodic episodes of hyperinflation and currency devaluations, or of instability and upheaval, that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant risks of war and terrorism currently affect some developing countries.

31

Sector Risk. The Fund may emphasize investment in one or more particular business sectors at times, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation or deregulation and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Fund. The sectors that the Fund may emphasize will vary from time to time. As of March 31, 2018, the Fund had 25.0% of the value of its net assets invested in stocks, ETFs and bonds within the Financials sector. Companies in the Financials sector could be affected by, among other things, extensive governmental regulation, the cost of capital, corporate and consumer defaults, price competition, credit market liquidity and interest rates.

Market Capitalization Risk. The Fund may emphasize investment in a particular market capitalization, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers within that market capitalization. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies. Multinational companies with foreign business operations can be significantly impacted by political, economic and regulatory developments in foreign markets. Small, unseasoned companies may lack the management experience, financial resources, product diversification and other competitive strengths of larger companies. In many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.

MLP Risk. Investments in securities of MLPs involve certain risks that differ from investments in common stock, including risks related to a common unit holder’s limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price. Certain MLP securities may experience limited trading volumes and abrupt or erratic price movements at times. MLPs are considered to be interest-rate sensitive and may not provide attractive returns during periods of interest rate volatility.

MLPs that operate in the energy sector are subject to specific risks, including fluctuations in commodity prices, reduced consumer demand for commodities, extreme weather or natural disasters, regulatory changes, threats of terrorist attacks on energy assets, changes in regulations, or depletion of energy reserves.

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Fixed Income Risk. The value of the fixed income securities held by the Fund will fluctuate based on a variety of factors, including: general bond market conditions, interest rates, the maturity of the security, the creditworthiness of an issuer and the liquidity of the security. At times there may be an imbalance of supply and demand in the fixed income markets, which could result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency.

●

Interest Rate Risk. The value of the Fund’s fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Interest rate changes may be influenced by government and central banking authority actions, inflation expectations and supply and demand. Generally when interest rates rise, the value of the Fund’s fixed income securities can be expected to decline. A low interest rate environment may increase the Fund’s exposure to risks associated with rising interest rates, particularly for securities with longer maturities. With the cessation of certain market support activities by the Federal Reserve, the Fund may face a heightened level of interest rate risk and volatility as a result of rising interest rates.

●

Maturity Risk. The value of the Fund’s fixed income securities is also dependent on their maturity. Generally, the longer the maturity or duration of a fixed income security, the greater the effect a change in interest rates may have on its share price. Thus, the Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s overall duration.

●

Credit Risk. The value of the Fund’s fixed income securities is also dependent on the ability of the issuer to make timely payments of principal or interest on the obligation. Nearly all fixed income securities are subject to credit risk, which may vary depending upon whether the issuer is a corporation, domestic or foreign government, or government agency. A deterioration in the financial condition of an issuer, or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due. Corporate debt obligations rated in the fourth highest category by a nationally recognized rating agency have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities. Lower rated fixed income securities are considered to have speculative characteristics in their continuing ability to repay principal and interest, when due. They may possess a greater risk of default or price changes due to changes in the issuer’s creditworthiness or the market’s perceptions of an issuer’s creditworthiness. The issuers of these securities may not be as financially secure as the issuers of higher rated securities.

●

Liquidity Risk. Liquidity risk is the risk that a limited market for a security may make it difficult for the Fund to sell that security at an advantageous time or price. Liquidity risk may be magnified in a rising interest rate

33

environment or other circumstances where investor redemptions from fixed income mutual funds or ETFs may be higher than normal. The capacity of traditional dealers to engage in fixed income trading has not kept pace with the fixed income market’s growth, causing dealer inventories to be at or near historical lows relative to market size. Lower rated securities and foreign debt securities may be subject to greater liquidity risk due to the lack of an active market and a reduced number of market participants.

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Government Securities Risk. U.S. Government securities are subject to varying degrees of credit risk, depending upon whether the securities are supported by full faith and credit of the U.S. Government, the ability to borrow from the U.S. Treasury, only by the credit of the issuing U.S. Government agency, instrumentality or corporation or otherwise supported by the United States. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. Government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. Government to meet its obligations may negatively impact the value of U.S. Government securities held by the Fund. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government securities held by the Fund or to the Fund’s shares.

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Mortgage-Related Securities Risk. Mortgage-related securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. Government (including those whose securities are neither guaranteed nor insured by the U.S. Government) or by non-governmental issuers. Securities issued by private organizations may not be readily marketable and subject to greater illiquidity risk. Mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal.

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Asset-Backed Securities Risk. Asset backed securities may be affected by factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit or other credit enhancements or the market’s assessment of the quality of the underlying security.

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●

Risks Associated with Credit Ratings. A rating by a nationally recognized rating agency represents the agency’s opinion as to the credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings of nationally recognized rating agencies present an inherent conflict of interest because such agencies are paid by the entities whose securities they rate. The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movements in the overall financial markets or changes in the level of interest rates). In addition, ratings may not be revised promptly to reflect developments in the issuer’s financial condition.

ETF Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained. An ETF is managed independently of the Fund and is subject to the risks of the underlying securities it holds or sectors that the ETF is designed to track. When the Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF, in addition to the Fund’s direct fees and expenses.

Management Risk. The Advisor’s method of security selection may not be successful and the securities in the Fund’s portfolio may not perform as well as the market as a whole. The assumptions by which the Advisor bases its allocation among fixed income and equity securities may not produce the intended results and the Fund’s portfolio securities may not appreciate in value as expected. The allocations among equity and fixed income securities may limit the Fund’s potential for capital appreciation relative to a Fund that invests primarily in equity securities and may contribute to greater volatility than a Fund that invests primarily in fixed income securities.

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What has been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Balanced Income Fund. The bar chart shows the Fund’s performance for each full calendar year of the Fund’s operations. The performance table shows how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. The 60% Russell 1000 Value Index/40% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, a composite blend representing the U.S. stock and bond markets, is included as an additional comparative index because it is representative of the market sectors in which the Fund may invest. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-281-3217.

The Fund’s 2018 year-to-date return through June 30, 2018 is -3.20%.

During the periods shown in the bar chart, the highest return for a quarter was 3.87% during the quarter ended December 31, 2017 and the lowest return for a quarter was 1.04% during the quarter ended September 30, 2016.

Average Annual Total Returns For Periods Ended December 31, 2017:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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	One Year	Since Inception (December 31, 2015)
Return Before Taxes	11.11%	10.13%
Return After Taxes on Distributions	10.32%	9.60%
Return After Taxes on Distributions and Sale of Fund Shares	6.64%	7.70%
RUSSELL 1000 VALUE INDEX (reflects no deduction for fees, expenses or taxes)	13.66%	15.49%
60% RUSSELL 1000 VALUE Index/40% Bloomberg Barclays US Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	8.96%	10.07%

Management of the Fund

Investment Advisor

Davenport & Company LLC

Portfolio Managers

The equity portion of the Balanced Income Fund is managed by members of the Advisor’s Investment Policy Committee (“IPC”) and the fixed income portion is managed by Charles A. Gomer, III and Christopher T. Kelley, subject to oversight by the IPC. The IPC is responsible for determining the Fund’s asset allocations among equity and fixed income investments.

The portfolio managers of the Fund are listed below. Each portfolio manager has managed the Fund since its inception in 2015.

Name		Title with the Advisor
*	John P. Ackerly, IV, CFA	Senior Vice President and Director
*	Michael S. Beall, CFA	Executive Vice President and Director
*	E. Trigg Brown, Jr.	Executive Vice President and Director
*	Robert B. Giles	Executive Vice President and Director
*	William M. Noftsinger, Jr.	Senior Vice President and Director
*	George L. Smith, III, CFA	Senior Vice President and Director
*	David M. West, CFA	Senior Vice President and Director
	Charles A. Gomer, III	Senior Vice President
	Christopher T. Kelley	Vice President

*	Member of the IPC

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 38 of this Prospectus.

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INFORMATION RELEVANT TO ALL FUNDS

Purchase and Sale of Fund Shares

Minimum Initial Investment – $5,000, except that the minimum is $2,000 for tax-deferred retirement accounts, Uniform Gifts to Minors Accounts (“UGMA” or “UGMT”), or accounts held by employees of the Advisor and their immediate families.

Minimum Subsequent Investment – None, except the minimum for participants in the Automatic Investment Plan is $50.

The Funds’ shares are redeemable. You may purchase or redeem (sell) shares of the Funds on each day that the Funds are open for business. Transactions may be initiated by written request, by wire transfer or through your financial institution.

Tax Information

Each Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor. If you are investing through a tax-deferred arrangement, you may be taxed later when you withdraw money from your account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INVESTMENT INFORMATION

INVESTMENT OBJECTIVES

The investment objective of the Core Fund is long-term growth of capital.

The investment objective of the Value & Income Fund is to achieve long-term growth while generating current income through dividend payments on portfolio securities.

The investment objective of the Equity Opportunities Fund is long-term capital appreciation.

The investment objective of the Small Cap Focus Fund is long-term capital appreciation.

The investment objective of the Balanced Income Fund is current income and an opportunity for long-term growth.

The investment objective of each of the Core Fund, Value & Income Fund and Equity Opportunities Fund may not be changed without the prior approval of a majority (as defined by the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund’s shares. The investment objective of the Small Cap Focus Fund and the Balanced Income Fund may be changed by the Board of Trustees without shareholder approval. Shareholders will be given 60 days’ notice of any such change.

NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Each Fund may also invest a portion of its assets in straight preferred stocks, convertible preferred stocks and convertible bonds, warrants and Real Estate Investment Trusts (“REITs”). The Balanced Income Fund may also invest in other types of equity and fixed income securities for a variety of purposes, including, but not limited to, managing interest rate risk and taking advantage of undervalued sectors. The Balanced Income Fund may invest in illiquid or thinly traded equity and fixed income securities and those that are privately placed but eligible for purchase and sale by certain qualified institutional buyers (such as the Fund) under Rule 144A of the Securities Act of 1933, as amended.

Preferred Stocks and Bonds rated in the fourth highest category by a nationally recognized rating agency have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. The Advisor will sell a preferred stock or convertible bond if its rating is reduced below the four highest investment grades assigned by a rating agency, subject to market conditions and the Advisor’s assessment of the most opportune time for sale.

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REITs are publicly traded corporations or trusts that invest in residential or commercial real estate or in real estate mortgage loans. The value of a REITs is tied closely to the real estate industry which can be hurt by changes in real estate values, rents, tax treatment, interest rates, regulation or the legal structure of a REIT. A REIT may also operate as a property leasing company for a particular industry (such as the wireless network industry) and may be more dependent upon the strength of the underlying industry than the strength of the real estate market.

Money Market Instruments will typically represent a portion of each Fund’s portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Funds. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government securities and corporate debt securities (including those subject to repurchase agreements), bankers’ acceptances, certificates of deposit of domestic branches of U.S. banks, shares of money market funds and commercial paper (including variable rate master demand notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by a nationally recognized rating agency or, if not rated, will be issued by a corporation having an outstanding unsecured debt issue rated A or better by a rating agency or, if not so rated, will be of equivalent quality in the Advisor’s opinion. When a Fund invests in shares of money market funds, there will be some duplication of expenses because the Fund will indirectly pay a proportionate share of the money market fund’s advisory fees and operating expenses.

Portfolio Transactions. Each Fund does not expect to pay any transaction costs, including commissions, when it buys and sells equity securities on an agency basis. All agency transactions are expected to be executed through the Advisor and no transaction costs or commissions will be charged to the Funds. A Fund could potentially incur brokerage commissions if the Advisor elects not to waive commissions or if trades are placed through outside brokers. Principal trades for fixed income securities are generally on a net basis with no brokerage commissions paid by the Funds.

Temporary Defensive Position. For temporary defensive purposes, when the Advisor determines that market conditions warrant, a Fund may depart from its normal investment strategies and money market instruments may be emphasized, even to the point that 100% of the Fund’s assets may be so invested. Market conditions that may warrant a temporary defensive position include weak market fundamentals, excessive volatility or a prolonged general decline in the securities markets or in the securities in which a Fund normally invests. Holding cash, even strategically, may lead to missed investment opportunities particularly when the stock market is rising. When a Fund invests for temporary defensive purposes, it may not achieve its investment objective.

Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information or cause a Fund and/or its service providers to suffer data corruption or to lose

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operational functionality. These breaches may be intentional (such as “hacking” or infections from computer viruses or other malicious software codes) or unintentional (such as an inadvertent release of confidential information). Cybersecurity breaches may affect a Fund, issuers owned by a Fund, or a Fund’s third party service providers.

HOW TO PURCHASE SHARES

There are no sales commissions charged to investors. You may obtain assistance in opening an account by calling Ultimus Fund Solutions, LLC (the “Administrator”) toll-free 1-800-281-3217, or by writing to the Administrator at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer or financial institution authorized to sell shares of the Funds. Contact your brokerage firm or financial institution to determine whether it is authorized to accept orders on behalf of the Funds. Your broker-dealer or financial institution may charge you a fee for its services.

You may open an account by mail or bank wire or through your broker or financial institution by following the procedures described below:

Minimum Initial Investment. The minimum initial investment in each Fund is $5,000, or $2,000 for tax-deferred retirement accounts, Uniform Gifts to Minors Accounts (“UGMA” or “UGMT”), or accounts held by employees of the Advisor and their immediate families. The Funds may, in the Advisor’s sole discretion, accept certain accounts with less than the stated minimum initial investment.

Regular Mail Orders. An Account Application is available by calling 1-800-281-3217 or on the Funds’ website at www.investdavenport.com. Please complete and sign the Account Application, enclose your check made payable to the appropriate Fund, and mail it to:

The Davenport Funds
c/o Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, “starter” checks, travelers’ checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.

By sending your check to the Administrator, please be aware that you are authorizing the Administrator to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Administrator receives your payment in the amount of your check; no additional amount will be added to the total.

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The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Administrator cannot post the transaction electronically, you authorize the Administrator to present an image copy of your check for payment. If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

Bank Wire Orders. You may invest in the Funds by bank wire. To establish a new account or add to an existing account by wire, please call the Administrator at 1-800-281-3217 before wiring funds to advise the Administrator of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide the Administrator, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

US Bank NA
ABA# 042000013
For The Davenport Funds #0199456716
For {Name of Fund}
For {Shareholder name and account number
or tax identification number}

It is important that the wire contains all information and that the Administrator receives prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Administrator as described under “Regular Mail Orders” above.

Through Your Broker or Financial Institution. Shares of the Funds may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Funds and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Funds. Purchase orders will be considered to have been received by the Funds when an authorized brokerage firm, financial institution, or its authorized designee, accepts the purchase order. Orders will be priced at the Fund’s net asset value (“NAV”) next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that these organizations or their authorized designees carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

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Additional Investments. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Administrator at 1-800-281-3217 to alert the Administrator that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the “Invest by Mail” stub that is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

Important Information About Purchasing Shares. Shares will be purchased at a Fund’s NAV next determined after your order is received by the Administrator in proper form. An order is considered to be in proper form if it is complete and contains all necessary information to process the order, is accompanied by payment in full of the purchase amount, and is delivered in an approved manner as set forth in this Prospectus. Direct orders received in proper form by the Administrator, whether by mail or bank wire, prior to the close of the regular session of trading on the New York Stock Exchange (the “Exchange”) on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day. Purchase orders received in proper form by authorized broker-dealers and other financial institutions, or their authorized designees, prior to the close of the regular session of trading on the Exchange on any business day will purchase shares at the NAV determined on that day.

Important Information About Liability. You should be aware that the Funds’ Account Application contains provisions in favor of the Funds, the Advisor, the Administrator and certain of their affiliates, excluding such entities from certain liability in connection with the performance of any acts instructed by the shareholder or genuinely believed to be instructed by the shareholder; provided, however, that such entities will be excluded from liability only if such entities have exercised due care to determine that the instructions are genuine. If reasonable procedures are not followed by such entities, they will not be excluded from liability.

Automatic Investment Plan. The Automatic Investment Plan enables you to make automatic investments in shares of the Funds from your bank, savings and loan or other depository institution account. With your authorization and bank approval, the Administrator will automatically charge your account the amount specified ($50 minimum) which will be automatically invested in Fund shares at the then current NAV on or about the 15th day and/or the last business day of the month. Your depository institution may impose its own charge for making transfers from your account. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

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Exchange Privilege. You may use proceeds from the redemption of shares of a Fund to purchase shares of another Davenport Fund, provided that shares of the Fund to be acquired are offered for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Davenport Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after receipt by the Administrator of the written exchange request in proper form. The exchange of shares of one Davenport Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Frequent Purchases and Redemptions of Fund Shares. The Funds have been designed as long-term investments and not as frequent or short-term trading (“market timing”) options. The Funds discourage and do not accommodate

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frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, monitor shareholder trading activity to ensure compliance with the Funds’ policies. The Funds prepare reports illustrating purchase and redemption activity to detect market timing activity. The Funds have also reserved the right to impose a limit on the number of exchanges between the Funds. In addition, the Funds reserve the right to reject any purchase request that they believe to be market timing or otherwise potentially disruptive in nature. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Funds. The Funds may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor to implement the Funds’ investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Funds’ ability to maximize investment returns; and potentially diluting the value of the Funds’ shares. These risks can have an adverse affect on the Funds’ performance.

The Funds have entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transaction in shares of the Funds when shares are held in omnibus accounts. The Funds rely on intermediaries to help enforce their market timing policies. For example, intermediaries assist the Funds in determining whether an investor is trading in violation of the Funds’ policies. The Funds reserve the right to reject an order placed from an omnibus account. Although the Funds have taken these steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES

You may redeem shares of the Funds on each day that the Exchange is open for business. You may redeem shares by mail or through your broker or financial institution by following the procedures described below:

By Mail. Your request should be mailed to the Davenport Funds, c/o Shareholder Services, P.O. Box 46707, Cincinnati, Ohio 45246-0707 and include the following information:

●

your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

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●	any required signature guarantees (see “Signature Guarantees”); and

●	other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day’s close of trading. Otherwise, your order will redeem shares at the NAV determined on the next business day. An order is considered to be in proper form if it is complete and contains all necessary information to process the order (including the proper account information, the number of shares or dollar amount to be redeemed and the appropriate signatures), and is delivered in an approved manner as set forth in this Prospectus.

If you are uncertain of the requirements for redemption, please contact the Administrator at 1-800-281-3217, or write to the address shown above.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds. Redemption orders will be considered to have been received by the Funds when the brokerage firm, financial institution, or its authorized designee, receives the redemption order. Your redemption will be processed at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Administrator.

Receiving Payment. Whether you request payment by check, wire, or through an Automated Clearing House (“ACH”) transaction, your redemption proceeds will be sent to you within three business days after receipt of your redemption request in proper form. However, a Fund may delay forwarding a redemption payment for recently purchased shares while it determines whether the purchase payment will be honored. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be sent to you upon clearance of your payment to purchase shares. You may reduce or avoid such delay (which may take up to 15 days from the purchase date) if you purchase shares by certified check or wire transfer. The Funds typically expect to meet redemption requests from the sale of their money market instrument (cash) holdings or from the sale of other portfolio assets. These methods will typically be used during both regular and stressed market conditions.

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You may choose to have redemption proceeds mailed to your address of record, your bank, or to any other authorized person. You may have the proceeds sent to your domestic bank by bank wire ($5,000 minimum) or ACH ($100 minimum) on days that your bank is open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You may change your redemption instructions any time you wish by sending a letter to the Administrator with your new redemption instructions.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $2,000 for tax-deferred retirement accounts, UGMA or UGMT accounts, or accounts held by employees of the Advisor or their immediate families (due to redemptions, exchanges or transfers, but not due to market action) upon 60 days’ written notice. If you bring your account value up to the minimum requirements during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

Redemptions in Kind. Each Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” This would be done only when circumstances exist that would, in the opinion of the Advisor, make it in the best interests of the Fund and its shareholders to do so. A redemption in kind will typically be made by delivering readily marketable securities to the redeeming shareholder within three business days after receipt of an in-kind redemption request in proper form. The securities that are redeemed in-kind will be equal to the market value of your shares being redeemed and will be priced using the same procedures that are used to compute the Fund’s NAV. When you convert these securities to cash, you may pay brokerage charges.

Signature Guarantees. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption if the shares to be redeemed have a value of more than $50,000. Signature guarantees are also required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial Account Application, and (3) if the name(s) or the address on your account has been changed within 15 days of your redemption request. The Administrator will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion Program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. The Administrator has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Administrator reserve the right to amend these standards at any time without notice.

Systematic Withdrawal Plan. If your shares of any Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check, on the 15th and/or the last business day of each month, in a stated amount of not less than $100. The Funds will automatically redeem sufficient shares

47

from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application or by writing to the Administrator.

HOW NET ASSET VALUE IS DETERMINED

The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of business of the regular session of the Exchange (normally 4:00 p.m., Eastern time). Each Fund’s NAV is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information (“SAI”) for further details.

Fixed income securities, including corporate bonds, will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Fixed income securities are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. Securities traded on a national stock exchange, including common stocks and ETFs, are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities that are traded over-the-counter are valued at the last sale price, if available; otherwise, at the last quoted bid price.

To the extent that a Fund’s foreign securities are traded in other markets on days when the Fund does not calculate its NAV, the value of the Fund’s assets may be affected on days when shares of the Fund cannot be purchased or sold. In addition, trading in some of the Funds’ foreign securities may not occur on days when the Funds are open for business. Because the values of foreign securities may be materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of the Funds may be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. The values of foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

When market quotations are not readily available, if a pricing service cannot provide a price, or the Advisor believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees. Valuing portfolio securities at fair value involves reliance on judgment

48

and a security’s fair value may differ depending on the method used for determining value. As a result, the values of some securities used to calculate a Fund’s NAV may differ from quoted or published prices for the same securities.

To the extent any assets of a Fund are invested in other investment companies that are registered under the 1940 Act, the Fund’s NAV with respect to those assets is calculated based upon the NAVs, as reported by those companies. The prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

MANAGEMENT OF THE FUNDS

Each Fund is a series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust. Each Fund is a diversified series of the Trust, except the Equity Opportunities Fund is a non-diversified series. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

Subject to the authority of the Board of Trustees, Davenport & Company LLC provides a continuous program of supervision of each Fund’s assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Advisor is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies approved by the Trustees, and provides certain executive personnel to the Funds.

The Advisor was originally organized in 1863 and is a full service registered broker-dealer and a member of the New York Stock Exchange and the Financial Industry Regulatory Authority. In addition to acting as investment advisor to the Funds, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Advisor is One James Center, 901 East Cary Street, Suite 1100, Richmond, Virginia 23219.

Compensation of the Advisor with respect to each Fund is at the annual rate of 0.75% of its average daily net assets. During the fiscal year ended March 31, 2018, each Fund paid investment advisory fees equal to 0.75% of such Fund’s average daily net assets.

The SAI provides additional information about the compensation of the Funds’ portfolio managers, other accounts they manage, and their ownership of shares of the Funds.

49

For a discussion of the factors considered by the Board of Trustees in its most recent approval of the Investment Advisory Agreements, including the Board’s conclusions with respect thereto, see the Funds’ annual report for the year ended March 31, 2018.

Investment Policy Committee. The Investment Policy Committee (“IPC”) is responsible for the formalized investment approach upon which the Advisor’s Asset Management Division is based and meets formally on a weekly basis. Each member of the IPC has an equal role in the decision making process. Decisions to buy or sell a security require a majority vote of the Committee.

The members of the IPC are listed below:

John P. Ackerly, IV, CFA (age 55) joined the Advisor in 1994 and currently serves as a Senior Vice President and Director. Mr. Ackerly is a member of the Advisor’s Executive Committee and has been a member of the IPC since February 1999.

Michael S. Beall, CFA (age 64) joined the Advisor in 1980 and is an Executive Vice President, Director and Chairman of the IPC. Mr. Beall has been a member of the IPC since June 1991.

E. Trigg Brown, Jr. (age 65) joined the Advisor in 1982 and currently serves as an Executive Vice President, Director and Branch Manager of the Advisor’s Richmond, Virginia branch. Mr. Brown is a member of the Advisor’s Executive Committee and has been a member of the IPC since October 2002.

Robert B. Giles (age 72) joined the Advisor in 1967 and currently serves as an Executive Vice President and Director. Mr. Giles has been a member of the IPC since July 2007.

William M. Noftsinger, Jr. (age 67) joined the Advisor in 1987 and currently serves as a Senior Vice President, Director and member of the Advisor’s Portfolio Review Committee. Mr. Noftsinger has been a member of the IPC since October 2002.

George L. Smith, III, CFA (age 42) joined the Advisor in 1997 and currently serves as a Senior Vice President, Director and member of the Advisor’s Executive Committee. Mr. Smith has been a member of the IPC since July 2010.

David M. West, CFA (age 63) joined the Advisor in 1990 and currently serves as Senior Vice President - Equity Research and Director. Mr. West has been a member of the IPC since 2012.

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Fund Portfolio Managers

Core Fund Value & Income Fund	Equity Opportunities Fund Small Cap Focus Fund	Balanced Income Fund
IPC	George L. Smith, III, CFA Christopher G. Pearson, CFA	Equities: IPC Fixed Income: Charles A. Gomer, III Christopher T. Kelly

Christopher G. Pearson, CFA (age 34) joined the Advisor in 2006 and currently serves as a Senior Vice President. Mr. Pearson is a member of the Advisor’s Portfolio Review Committee.

Charles A. Gomer, III (age 69) joined the Advisor in 2011 and currently serves as Senior Vice President.

Christopher T. Kelley (age 34) joined the Advisor in 2014 and currently serves as Vice President. Prior to joining the Advisor, Mr. Kelley was an associate at Falcon Square Capital, a fixed-income broker-dealer.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund has qualified and intends to remain qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains that it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Funds intend to withhold federal income taxes on taxable distributions made to shareholders who are subject to such withholding.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for the Funds. Current practice of the Funds, subject to the discretion of management is as follows: the Core Fund, the Value & Income Fund, the Small Cap Focus Fund and the Balanced Fund will declare dividends from net investment income quarterly, payable on or about the 15th day of the last month of each calendar quarter; and the Equity Opportunities Fund will declare dividends from net investment income semiannually, payable in June and December on a date selected by management. In addition, distributions out of any net short-term capital gains may be made throughout the year and distributions of any long-term capital gains derived from the sale of securities may be made at least once each year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year.

51

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Funds, certain income may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

Dividends and capital gains distributions may be reinvested in additional shares of the Funds or paid in cash, as indicated on your Account Application. If no option is selected on your Application, distributions will automatically be reinvested in additional shares. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds. In addition to federal taxes, you may be subject to state and local taxes on distributions. Redemptions and exchanges of shares of the Funds are taxable events on which you may realize a gain or loss.

The Emergency Economic Stabilization Act of 2008 requires that mutual fund companies report cost basis information to the Internal Revenue Service (“IRS”) on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under these regulations, mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the Funds’ default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Funds’ default method of Average Cost is more appropriate, the shareholder must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades.

All Covered Shares purchased in non-retirement accounts are subject to the cost basis reporting regulations. Non-covered shares are mutual fund shares that were acquired prior to the effective date of January 1, 2012. Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered mutual fund shares. Non-covered shares will be redeemed first unless otherwise specified.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years (or if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). Information for the fiscal years March 31, 2016 through March 31, 2018 has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the annual report, which is available upon request. Information for the fiscal years prior to March 31, 2016 was audited by the Trust’s former independent registered public accounting firm.

DAVENPORT CORE FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2018	2017	2016	2015	2014
Net asset value at beginning of year	$21.15	$18.78	$20.02	$19.30	$16.75

Income (loss) from investment operations:
Net investment income	0.09	0.11	0.11	0.10	0.12
Net realized and unrealized gains (losses) on investments	2.29	2.92	(0.56)	2.20	3.39
Total from investment operations	2.38	3.03	(0.45)	2.30	3.51

Less distributions:
Dividends from net investment income	(0.11)	(0.10)	(0.11)	(0.10)	(0.12)
Distributions from net realized gains	(0.46)	(0.56)	(0.68)	(1.48)	(0.84)
Total distributions	(0.57)	(0.66)	(0.79)	(1.58)	(0.96)

Net asset value at end of year	$22.96	$21.15	$18.78	$20.02	$19.30

Total return(a)	11.38%	16.56%	(2.39%)	12.42%	21.32%

Net assets at end of year (000’s)	$464,919	$399,432	$337,229	$330,687	$281,231

Ratio of total expenses to average net assets	0.90%	0.90%	0.92%	0.93%	0.94%

Ratio of net investment income to average net assets	0.41%	0.56%	0.56%	0.49%	0.64%

Portfolio turnover rate	22%	23%	23%	21%	29%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

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DAVENPORT VALUE & INCOME FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2018	2017	2016	2015	2014
Net asset value at beginning of year	$15.97	$14.40	$15.46	$14.71	$13.18

Income (loss) from investment operations:
Net investment income	0.30	0.30	0.29	0.25	0.30
Net realized and unrealized gains (losses) on investments and foreign currencies	1.39	1.64	(0.36)	1.45	2.04
Total from investment operations	1.69	1.94	(0.07)	1.70	2.34

Less distributions:
Dividends from net investment income	(0.30)	(0.31)	(0.29)	(0.25)	(0.29)
Distributions from net realized gains	(0.51)	(0.06)	(0.70)	(0.70)	(0.52)
Total distributions	(0.81)	(0.37)	(0.99)	(0.95)	(0.81)

Net asset value at end of year	$16.85	$15.97	$14.40	$15.46	$14.71

Total return(a)	10.67%	13.60%	(0.46%)	11.92%	18.25%

Net assets at end of year (000’s)	$648,456	$561,995	$450,447	$407,777	$304,288

Ratio of total expenses to average net assets	0.88%	0.89%	0.91%	0.92%	0.94%

Ratio of net investment income to average net assets	1.79%	1.96%	2.03%	1.66%	2.22%

Portfolio turnover rate	22%	26%	25%	23%	32%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

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DAVENPORT EQUITY OPPORTUNITIES FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2018	2017		2016	2015	2014
Net asset value at beginning of year	$15.64	$14.73		$16.61	$15.91	$13.86

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	0.00	(a)	0.00 (a)	0.04	0.24
Net realized and unrealized gains (losses) on investments	2.15	1.10		(1.14)	2.42	2.65
Total from investment operations	2.11	1.10		(1.14)	2.46	2.89

Less distributions:
Dividends from net investment income	—	—		(0.01)	(0.26)	(0.02)
Distributions from net realized gains	—	(0.19)		(0.73)	(1.50)	(0.82)
Total distributions	—	(0.19)		(0.74)	(1.76)	(0.84)

Net asset value at end of year	$17.75	$15.64		$14.73	$16.61	$15.91

Total return(b)	13.49%	7.57%		(7.07%)	16.67%	21.57%

Net assets at end of year (000’s)	$399,460	$351,754		$316,788	$277,703	$174,489

Ratio of total expenses to average net assets	0.91%	0.92%		0.93%	0.96%	0.97%

Ratio of net investment income (loss) to average net assets	(0.23%)	0.00	%(c)	0.02%	0.33%	1.96%

Portfolio turnover rate	21%	23%		29%	31%	49%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount rounds to less than 0.01%.

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DAVENPORT SMALL CAP FOCUS FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015(a)
Net asset value at beginning of period	$12.13	$9.34	$10.41	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02	0.02	0.01	(0.01)
Net realized and unrealized gains (losses) on investments	1.22	2.77	(1.07)	0.42
Total from investment operations	1.24	2.79	(1.06)	0.41

Less distributions:
Distributions from net realized gains	(0.36)	—	(0.01)	—

Net asset value at end of period	$13.01	$12.13	$9.34	$10.41

Total return(b)	10.28%	29.87%	(10.19%)	4.10	%(c)

Net assets at end of period (000’s)	$116,239	$74,946	$39,636	$31,291

Ratio of net expenses to average net assets	1.00%	1.06%	1.15%	1.25	%(d)(e)

Ratio of net investment income (loss) to average net assets	0.26%	0.09%	0.14%	(0.30	%)(d)(f)

Portfolio turnover rate	48%	37%	48%	15	%(c)

(a)	Represents the period from commencement of operations (December 31, 2014) through March 31, 2015.

(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)	Absent advisory fee reductions, the ratio of total expenses to average net assets would have been 1.42%(d) for the period ended March 31, 2015.

(f)	Ratio was determined after advisory fee reductions.

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DAVENPORT BALANCED INCOME FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Year Ended March 31, 2018	Year Ended March 31, 2017		Period Ended March 31, 2016(a)
Net asset value at beginning of period	$11.02	$10.27		$10.00

Income from investment operations:
Net investment income	0.20	0.14		0.03
Net realized and unrealized gains on investments and foreign currencies	0.33 (b)	0.74		0.26
Total from investment operations	0.53	0.88		0.29

Less distributions:
Dividends from net investment income	(0.17)	(0.13)		(0.02)
Distributions from net realized gains	(0.10)	—		—
Total distributions	(0.27)	(0.13)		(0.02)

Net asset value at end of period	$11.28	$11.02		$10.27

Total return(c)	4.81%	8.59%		2.90	%(d)

Net assets at end of period (000’s)	$129,268	$83,419		$17,885

Ratio of net expenses to average net assets	0.97%	1.13	%(e)	1.25	%(f)(g)

Ratio of net investment income to average net assets	1.85%	1.55%		1.65	%(f)(h)

Portfolio turnover rate	23%	16%		7	%(d)

(a)	Represents the period from commencement of operations (December 31, 2015) through March 31, 2016.

(b)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains (losses) in the Statement of Operations due to share transactions for the period.

(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	Absent advisory fee reductions and expense reimbursements recouped by the Advisor, the ratio of total expenses to average net assets would have been 1.08% for the year ended March 31, 2017.

(f)	Annualized.

(g)	Absent advisory fee reductions and expense reimbursements, the ratio of total expenses to average net assets would have been 2.25%(d) for the period ended March 31, 2016.

(h)	Ratio was determined after advisory fee reductions and expense reimbursements.

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PRIVACY NOTICE
FACTS	WHAT DO THE DAVENPORT FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number

■  Assets

■  Retirement Assets

■  Transaction History

■  Checking Account Information

■  Purchase History

■  Account Balances

■  Account Transactions

■  Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Davenport Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Davenport Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-281-3217

58

Who we are
Who is providing this notice?	Williamsburg Investment Trust Ultimus Fund Distributors, LLC Ultimus Fund Solutions, LLC
What we do
How do The Davenport Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do The Davenport Funds collect my personal information?

We collect your personal information, for example, when you

■  Provide account information

■  Give us your contact information

■  Make deposits or withdrawals from your account

■  Make a wire transfer

■  Tell us where to send the money

■  Tell us who receives the money

■  Show your government-issued ID

■  Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■  Affiliates from using your information to market to you

■  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Davenport & Company LLC, the investment adviser to The Davenport Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Davenport Funds do not share with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Davenport Funds don’t jointly market.

59

THE DAVENPORT FUNDS

Investment Advisor

Davenport & Company LLC

One James Center

901 East Cary Street

Richmond, Virginia 23219-4037

1-800-846-6666

www.investdavenport.com

Administrator

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

(Toll-Free) 1-800-281-3217

Custodian

US Bank NA

425 Walnut Street

Cincinnati, Ohio 45202

Independent Registered
Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, Ohio 44115

Legal Counsel

Sullivan & Worcester LLP

1666 K Street, NW

Washington, D.C. 20006

Board of Trustees

John P. Ackerly, IV

John T. Bruce

Robert S. Harris

George K. Jennison

Harris V. Morrissette

Elizabeth W. Robertson

Officers

John P. Ackerly, IV, President

George L. Smith, III, Vice President

Alison L. Lewis, Compliance Officer

FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the SAI, which is incorporated by reference in its entirety. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds’ performance during their last fiscal year.

This Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived. The Funds enter into contractual arrangements with various parties, including, among others, the Advisor, who provide services to the Funds. Shareholders are not parties to, or third party beneficiaries of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

1-800-281-3217

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds’ website at www.investdavenport.com.

Only one copy of a Prospectus or annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing to the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

The Funds are series of Williamsburg Investment Trust (File No. 811-05685)

THE

FLIPPIN, BRUCE & PORTER

FUNDS

FBP Equity & Dividend Plus Fund

Ticker Symbol: FBPEX

FBP Appreciation & Income Opportunities Fund

Ticker Symbol: FBPBX

Prospectus

August 1, 2018

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Risk/Return Summary
FBP Equity & Dividend Plus Fund	3
FBP Appreciation & Income Opportunities Fund	9
Information Relevant to Both Funds	17
Additional Investment Information	18
How to Purchase Shares	21
How to Redeem Shares	26
How Net Asset Value is Determined	29
Management of the Funds	30
Dividends, Distributions and Taxes	31
Financial Highlights	33
Privacy Notice	35
For Additional Information	back cover

2

RISK/RETURN SUMMARY

FBP EQUITY & DIVIDEND PLUS FUND

What is the Fund’s investment objective?

The investment objective of the FBP Equity & Dividend Plus Fund (the “Fund”) is to provide above-average and growing income while also achieving long-term growth of capital.

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the FBP Equity & Dividend Plus Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.70%
Other Expenses	0.54%
Total Annual Fund Operating Expenses	1.24%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 126	$ 393	$ 681	$1,500

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

3

What are the Fund’s principal investment strategies?

The FBP Equity & Dividend Plus Fund seeks to achieve its objective by investing in a diversified portfolio comprised primarily of above-average dividend yielding, undervalued equity securities with dividend growth potential. Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities of companies that are paying dividends at the time of purchase.

Flippin, Bruce & Porter, Inc. (the “Adviser”) seeks to acquire equity securities of companies which, in its judgment, possess attractive valuation characteristics, the capability for above-average dividend yield and the potential to increase dividends over time. The Fund invests in a variety of major market sectors in an attempt to control risk through diversification. The Adviser uses a fundamental research approach to seek companies it believes to be undervalued relative to the market and the company’s historical valuations. The Adviser will focus on companies that possess one or more of the following characteristics:

●	Above-Average Dividend Yield – The company’s dividend yield is greater than the market as measured by the S&P 500 Index.

●

Attractive Valuation – The company may be selling at a substantial discount to its historic, absolute and/or relative value, based upon price-to-sales, price-to-book value, price-to-cash flow, price-to-earnings and dividend yield.

●	Dividend Analysis – The company has a history of paying dividends with the likelihood of future dividend increases.

●	Option Writing Capabilities – The company is an attractive candidate for the option writing activities described below based on its valuation, yield and outlook.

Equity Securities. The Fund will invest primarily in companies with market capitalizations of $1 billion or more. Although the Fund’s equity investments consist primarily of common stocks, it may also invest a portion of its assets in other equity securities, including shares of exchange-traded funds (“ETFs”) that invest in common stocks, straight preferred stocks, convertible preferred stocks and convertible bonds, that are rated at the time of purchase in the four highest grades assigned by a nationally recognized rating agency, or unrated securities determined by the Adviser to be of comparable quality. The Fund may invest in shares of ETFs if the Adviser believes it is advisable to adjust the Fund’s exposure to the broad market or to industry sectors without purchasing a large number of individual securities. Such ETFs will typically hold a portfolio of securities designed to track the performance of a particular index or market sector. ETFs differ from traditional mutual funds in that their shares are listed on a securities exchange and can be traded intraday. The Fund expects to normally invest no more than 25% of its net assets in ETFs, although it may invest to a greater extent in ETFs when, in the Adviser’s opinion, such investments would be advantageous to the Fund.

4

Covered Call Options. When the Adviser believes that individual equity securities held by the Fund are approaching the top of the Adviser’s growth and price expectations, covered call options may be written (sold) against such securities and the Fund will receive a premium in return. The Fund writes options only for income generation and hedging purposes and not for speculation. The Fund will only write options that are issued by the Options Clearing Corporation and listed on a national securities exchange. The aggregate value of the underlying obligations will normally not exceed 35% of the Fund’s net assets, but may increase to 50% of net assets when, in the Adviser’s opinion, such investments would be advantageous to the Fund.

Sell Strategy. While portfolio securities are generally acquired for the long term, they may be sold when the Adviser believes that:

●	the anticipated price appreciation has been achieved or is no longer probable;

●	the dividend yield falls below the Adviser’s yield objective or the dividend outlook deteriorates;

●	the fundamentals of a company’s business or general market conditions have changed; or

●	alternate investments offer superior prospects.

What are the principal risks of investing in the Fund?

The FBP Equity & Dividend Plus Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Stock Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate change and other factors beyond the control of the Adviser. Even investments in high quality or “blue chip” stocks can be negatively impacted by poor overall market and economic conditions. Stocks tend to move in cycles and may experience periods of turbulence and instability.

ETF Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained. An ETF is managed independently of the Fund and subject to the risks of the underlying securities it holds or sectors that the ETF is designed to track. When the Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF.

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Large Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies. Multinational companies with foreign business operations can be significantly impacted by political, economic and regulatory developments in foreign markets.

Mid-Cap Company Risk. Mid-capitalization (“mid-cap”) companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In many instances, the securities of mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time. Therefore, the securities of mid-cap companies may be subject to greater price fluctuations.

Covered Call Option Risk. The use of options requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Adviser is incorrect in its price expectations and the market price of a security subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security but continue to bear the risk of a decline in the value of the underlying stock. The price the Fund realizes from the sale of a stock option upon exercise of the option could be substantially below its prevailing market price. If a liquid market for an option does not exist, the Fund will not be able to sell the underlying security until the option expires or is exercised. The premiums received by the Fund for writing options may decrease as a result of certain factors, such as a reduction in interest rates, a decline in stock market volumes or a decrease in the price volatility of the underlying securities.

Credit Risk. Preferred stocks and bonds rated in the fourth highest category by a nationally recognized rating agency have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. They may possess a greater risk of default or price changes due to changes in the issuer’s creditworthiness or the market’s perception of an issuer’s creditworthiness.

Management Risk. The Adviser’s method of security selection may not be successful and the securities in the Fund’s portfolio may not perform as well as the market as a whole. Equity securities held by the Fund may reduce or stop paying dividends which could affect the Fund’s ability to generate income. The Fund’s style of investing may go out of favor with investors and some securities selected by the Adviser may not appreciate in value as expected. The use of options may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. There is no assurance that the Fund’s options writing activities will be implemented in a manner that is successful or that is not adverse to the Fund.

6

What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the FBP Equity & Dividend Plus Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Performance results through December 31, 2011 were achieved using a pure value strategy that is different than the dividend income strategy that is currently being used to manage the Fund. Performance results using the dividend income strategy may differ from the performance results of the value investing strategy. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-738-1127.

The Fund’s 2018 year-to-date return through June 30, 2018 is 1.75%.

During the periods shown in the bar chart, the highest return for a quarter was 21.62% during the quarter ended September 30, 2009 and the lowest return for a quarter was -26.26% during the quarter ended December 31, 2008.

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Average Annual Total Returns For Periods Ended December 31, 2017:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Ten Years
Return Before Taxes	12.41%	11.83%	4.16%
Return After Taxes on Distributions	10.16%	10.59%	3.47%
Return After Taxes on Distributions and Sale of Fund Shares	8.67%	9.27%	3.21%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses, or taxes)	21.83%	15.79%	8.50%

Management of the Fund

Investment Adviser

Flippin, Bruce & Porter, Inc.

Portfolio Manager

John T. Bruce, CFA, is primarily responsible for managing the FBP Equity & Dividend Plus Fund and has been managing the Fund since its inception in 1993. Mr. Bruce is the President of the Adviser and has been a principal of the Adviser since the founding of the firm in 1985.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to Both Funds” on page 17 of this Prospectus.

8

FBP APPRECIATION & INCOME OPPORTUNITIES FUND

What are the Fund’s investment objectives?

The investment objectives of the FBP Appreciation & Income Opportunities Fund (the “Fund”) are long term capital appreciation and current income, assuming a moderate level of investment risk.

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the FBP Appreciation & Income Opportunities Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.70%
Other Expenses	0.40%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses*	1.13%

*

“Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 115	$ 359	$ 622	$1,375

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

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What are the Fund’s principal investment strategies?

The FBP Appreciation & Income Opportunities Fund seeks to achieve its objectives by investing in a portfolio of both equity and fixed income securities. Equity securities are acquired primarily for capital appreciation or a combination of capital appreciation and income. Fixed income securities are acquired primarily for their income return and secondarily for capital appreciation. The percentage of assets invested in equity securities and fixed income securities will vary from time to time depending upon the Adviser’s judgment of general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. In an attempt to reduce overall portfolio risk, provide stability, and meet its working capital needs, the Adviser may allocate a portion of the Fund’s assets to money market instruments. Depending upon the Adviser’s determination of market and economic conditions, investment emphasis may be placed on equity securities, fixed income securities or money market instruments.

The Adviser believes that, by utilizing the investment policies described herein, the Fund’s net asset value may not rise as rapidly or as high as the stock market (as represented by the S&P 500 Index) during rising market cycles, but that during declining market cycles, the Fund would not suffer as great a decline as the S&P 500 Index.

Equity Securities. The Fund will invest primarily in companies with market capitalizations of $1 billion or more. Although the Fund’s equity investments consist primarily of common stocks, it may also invest a portion of its assets in other equity securities, including ETFs that invest primarily in common stocks, straight preferred stocks, convertible preferred stocks and convertible bonds, that are rated at the time of purchase in the four highest grades assigned by a nationally recognized rating agency, or unrated securities determined by the Adviser to be of comparable quality. The Fund may invest in shares of ETFs if the Adviser believes it is advisable to adjust the Fund’s exposure to the broad market or to industry sectors without purchasing a large number of individual securities. Such ETFs will typically hold a portfolio of securities designed to track the performance of a particular index or market sector. ETFs differ from traditional mutual funds in that their shares are listed on a securities exchange and can be traded intraday. The Fund may invest up to 25% of its net assets in ETFs, although it may invest to a greater extent in ETFs when, in the Adviser’s opinion, such investments would be advantageous to the Fund.

The Adviser seeks to acquire securities of companies which, in its judgment, are significantly undervalued in the securities markets because they are currently “out of favor” with the market or temporarily misunderstood by the investment community. The Adviser uses fundamental analysis to select portfolio securities, focusing on long-term drivers of value that help determine investment merit, such as revenue growth, profit margin potential, profitability, financial flexibility, free cash flow, competitive position, and management track record. In determining whether an equity security is undervalued, the Adviser will consider, among other things:

10

●

Current valuation with respect to price-to-sales, price-to-book value, price-to-cash flow, price-to-earnings and dividend yield, compared to historical valuations of the same measure and past and future prospects for the company;

●

Analysis of the fundamentals of the business including balance sheet strength, return on and use of capital, industry/economic climate, management history and strategy, and earnings potential under various business scenarios;

●	Wall Street sentiment and whether the human emotion underlying that sentiment is a near term overreaction relative to a company’s long-term outlook;

●

Information from various sources including research material generated by the brokerage community; periodic company reports, announcements and discussions with management, conference calls; and other investment and business publications

The Fund may hold stocks of companies evidencing various stages of recovery and the investment community will be recognizing this recovery to some degree. Recognition may take many forms, some of which may be:

●	Favorable research reports and purchase recommendations by brokerage firms and other investment professionals;

●	Renewed institutional interest through reported large block purchase transactions; and/or

●	Favorable market price movements relative to the stock market as a whole

Covered Call Options. When the Adviser believes that individual equity securities held by the Fund are approaching the top of the Adviser’s growth and price expectations, covered call options may be written (sold) against such securities and the Fund will receive a premium in return. The Fund writes options only for income generation and hedging purposes and not for speculation. The Fund will only write options that are issued by the Options Clearing Corporation and listed on a national securities exchange. The aggregate value of the underlying obligations will normally not exceed 25% of the Fund’s net assets, but may increase to 50% of net assets when, in the Adviser’s opinion, such investments would be advantageous to the Fund.

Fixed Income Selection. Fixed income securities include corporate debt obligations, U.S. Government obligations and shares of ETFs that invest primarily in corporate debt obligations and U.S. Government obligations. The Fund will generally invest in securities that mature within 1 to 10 years from their date of purchase except when, in the Adviser’s opinion, long term interest rates are expected to be in a declining trend, in which case maturities may be extended longer.

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●

Corporate Debt Obligations will consist primarily of “investment grade” securities rated in one of the four highest rating categories by a nationally recognized rating agency, or, if not rated, are of equivalent quality in the opinion of the Adviser. The Adviser may acquire debt obligations of companies and/or industries at the low point of their business cycle in an effort to achieve capital appreciation. The quality ratings of these companies have often been downgraded by a rating agency, generally resulting in reduced prices for such securities. The Adviser will acquire such securities after a downgrade when it believes that the company’s financial condition (and therefore its quality ratings) will improve. Such downgraded securities will usually be rated less than “A” by a rating agency.

●

U.S. Government Obligations include direct obligations of the U.S. Treasury and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, including mortgage-backed obligations.

Money Market Instruments. Money market instruments mature in 13 months or less from their date of purchase and include U.S. Government obligations and corporate debt obligations (including those subject to repurchase agreements), bankers’ acceptances, certificates of deposit of domestic branches of U.S. banks, shares of money market funds and commercial paper (including variable rate master demand notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by a nationally recognized rating agency or, if not rated, will be issued by a corporation having an outstanding unsecured debt issue rated A or better by a rating agency or, if not so rated, will be of equivalent quality in the Adviser’s opinion.

Sell Strategy. While portfolio securities are generally acquired for the long term, they may be sold as they approach the Adviser’s estimate of value or as they become candidates for the option-writing activity described herein. A security may also be sold when the Adviser believes that:

●	the anticipated price appreciation has been achieved or is no longer probable;

●	the fundamentals of a company’s business or general market conditions have changed; or

●	alternate investments offer superior prospects.

What are the principal risks of investing in the Fund?

The FBP Appreciation & Income Opportunities Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objectives. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

12

Stock Market Risk. To the extent a significant portion of the Fund’s portfolio is invested in equity securities, the return on and value of an investment in the Fund will fluctuate in response to stock market movements, and it can be expected that the Fund’s net asset value will be subject to greater fluctuation than a portfolio consisting of mostly fixed income securities. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Adviser. Even investments in high quality or “blue chip” stocks can be negatively impacted by poor overall market and economic conditions. Stocks tend to move in cycles and may experience periods of turbulence and instability.

ETF Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained. An ETF is managed independently of the Fund and subject to the risks of the underlying securities it holds or sectors that the ETF is designed to track. When the Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF, in addition to the Fund’s direct fees and expenses.

Large Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies. Multinational companies with foreign business operations can be significantly impacted by political, economic and regulatory developments in foreign markets.

Mid-Cap Company Risk. Mid-cap companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In many instances, the securities of mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time. Therefore, the securities of mid-cap companies may be subject to greater price fluctuations.

Covered Call Option Risk. The use of options requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Adviser is incorrect in its price expectations and the market price of a security subject to a call option rises

13

above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security but continue to bear the risk of a decline in the value of the underlying stock. The price the Fund realizes from the sale of a stock option upon exercise of the option could be substantially below its prevailing market price. If a liquid market for an option does not exist, the Fund will not be able to sell the underlying security until the option expires or is exercised. The premiums received by the Fund for writing options may decrease as a result of certain factors, such as a reduction in interest rates, a decline in stock market volumes or a decrease in the price volatility of the underlying securities.

Fixed Income Risk. The value of the fixed income securities held by the Fund will fluctuate based on a variety of factors, including: general bond market conditions, interest rates, the maturity of the security, the creditworthiness of an issuer and the liquidity of the security. At times there may be an imbalance of supply and demand in the fixed income markets, which could result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency.

●

Interest Rate Risk. The value of the Fund’s fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Interest rate changes may be influenced by government and central banking authority actions, inflation expectations, and supply and demand. Generally when interest rates rise, the value of the Fund’s fixed income securities can be expected to decline. A low interest rate environment may increase the Fund’s exposure to risks associated with rising interest rates, particularly for securities with longer maturities. With the cessation of certain market support activities by the Federal Reserve, the Fund may face a heightened level of interest rate risk and volatility as a result of rising interest rates.

●

Maturity Risk. The value of the Fund’s fixed income securities is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

●

Credit Risk. The value of the Fund’s fixed income securities is also dependent on the creditworthiness of the issuers of such securities. Nearly all fixed income securities are subject to credit risk, which may vary depending upon whether the issuer is a corporation, domestic or foreign government, or government agency. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due. Corporate debt obligations rated in the fourth highest category by a nationally recognized rating agency have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities. An issuer’s ability to pay interest and principal may be adversely affected by other factors such as political, regulatory or legal developments, a credit rating downgrade or other adverse news.

14

While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government securities held by the Fund or to the Fund’s shares.

●

Mortgage-Related Securities Risk. Mortgage-backed obligations are subject to certain risks, including the risk that payments from the pool of loans underlying a mortgage-backed obligation may not be enough to meet the monthly payments of the mortgage-backed obligation. Mortgage-backed obligations are also subject to the risk that prepayments or foreclosures will shorten the life of the pool of mortgages underlying the securities and may expose the Fund to a lower rate of return upon reinvestment of principal.

●

Risks Associated with Credit Ratings. A rating by a nationally recognized rating agency represents the agency’s opinion as to credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings of nationally recognized rating agencies present an inherent conflict of interest because such agencies are paid by the entities whose securities they rate. The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movements in the overall financial markets or changes in the level of interest rates). In addition, ratings may not be revised promptly to reflect developments in the issuer’s financial condition.

●

Liquidity Risk. Liquidity risk is the risk that a limited market for a security may make it difficult for the Fund to sell that security at an advantageous time or price. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. The capacity of traditional dealers to engage in fixed income trading has not kept pace with the fixed income market’s growth, causing dealer inventories to be at or near historical lows relative to market size.

Management Risk. The Adviser’s method of security selection may not be successful and the securities in the Fund’s portfolio may not perform as well as the market as a whole. There can be no assurance that the Adviser will be successful in actively allocating the Fund’s investments among equity securities and fixed income securities of varying maturities. The Fund’s value style of investing may go out of favor with investors and some securities selected by the Adviser may not appreciate in value as expected. The use of options may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. There is no assurance that the Fund’s options writing activities will be implemented in a manner that is successful or that is not adverse to the Fund.

15

What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the FBP Appreciation & Income Opportunities Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Performance results through December 31, 2011 were achieved using a more restrictive allocation strategy that is different than the more flexible strategy that is currently used to allocate between fixed income and equity investments. Performance results using the more flexible strategy may differ from the performance results of the more restrictive strategy. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-738-1127.

The Fund’s 2018 year-to-date return through June 30, 2018 is 1.24%.

During the periods shown in the bar chart, the highest return for a quarter was 15.02% during the quarter ended September 30, 2009 and the lowest return for a quarter was -18.32% during the quarter ended December 31, 2008.

Average Annual Total Returns For Periods Ended December 31, 2017:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

16

	One Year	Five Years	Ten Years
Return Before Taxes	11.47%	9.90%	4.97%
Return After Taxes on Distributions	9.69%	8.60%	4.12%
Return After Taxes on Distributions and Sale of Fund Shares	7.75%	7.67%	3.87%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses, or taxes)	21.83%	15.79%	8.50%

Management of the Fund

Investment Adviser

Flippin, Bruce & Porter, Inc.

Portfolio Manager

John T. Bruce, CFA, is primarily responsible for managing the FBP Appreciation & Income Opportunities Fund and has been managing the Fund since its inception in 1989. Mr. Bruce is the President of the Adviser and has been a principal of the Adviser since the founding of the firm in 1985.

INFORMATION RELEVANT TO BOTH FUNDS

Purchase and Sale of Fund Shares

Minimum Initial Investment - $5,000, except the minimum is $1,000 for tax-deferred retirement accounts

Minimum Subsequent Investment - None, except the minimum for participants in the Automatic Investment Plan is $100

The Funds’ shares are redeemable. You may purchase or redeem (sell) shares of the Funds on each day that the Funds are open for business. Transactions may be initiated by written request, by wire transfer or through your financial institution.

Tax Information

Each Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

17

ADDITIONAL INVESTMENT INFORMATION

Investment Objectives

The investment objective of the FBP Equity & Dividend Plus Fund may be changed by the Board of Trustees without shareholder approval. Shareholders will be given 60 days’ notice of any such change. The investment objectives of the FBP Appreciation & Income Opportunities Fund may not be changed without the prior approval of a majority (as defined by the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund’s shares.

Additional Information about Principal Investment Strategies

The FBP Equity & Dividend Plus Fund seeks to achieve its objective by investing in a diversified portfolio comprised primarily of above-average dividend yielding, undervalued equity securities with dividend growth potential. Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities of companies that are paying dividends at the time of purchase. The Fund’s shareholders will be provided with at least 60 days’ prior notice of any change in this policy.

The FBP Appreciation & Income Opportunities Fund seeks to achieve its objectives by investing in a portfolio of both equity and fixed income securities. Equity securities are acquired primarily for capital appreciation or a combination of capital appreciation and income. Fixed income securities are acquired primarily for their income return and secondarily for capital appreciation.

Equity Selection for FBP Appreciation & Income Opportunities Fund. The concept of value investing seeks to acquire the securities of companies that are believed to be undervalued in the securities markets. The Adviser believes the securities of well managed companies that may be temporarily out of favor (due to earnings declines or other adverse developments, such as competitive problems, litigation or product obsolescence) are likely to provide a greater total investment return than securities of companies that are favored by most investors because of actual or anticipated favorable developments. The reason, in the Adviser’s opinion, is that the prices of securities of “out of favor” companies often tend to be driven lower than fundamentally derived values because of overly pessimistic investor expectations, while the prices of securities of “in favor” companies tend to be driven higher than fundamentally derived values because of overly optimistic investor perceptions.

In determining whether an equity security is undervalued, the Adviser considers, among other things:

●

Current valuation with respect to price-to-sales, price-to-book value, price-to-cash flow, price-to-earnings and dividend yield, compared to historical valuations of the same measure and past and future prospects for the company;

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●

Analysis of the fundamentals of the business including balance sheet strength, return on and use of capital, industry/economic climate, management history and strategy, and earnings potential under various business scenarios;

●	Wall Street sentiment and whether the human emotion underlying that sentiment is a near term overreaction relative to a company’s long-term outlook;

●

Information from various sources including research material generated by the brokerage community; periodic company reports, announcements and discussions with management, conference calls; and other investment and business publications

Options. When a Fund writes a call option (“call”), it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified “strike price” by a future date (“exercise date”). To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price plus the premium received.

Call writing affects the Funds’ portfolio turnover rate and the amount of brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when entering into closing purchase transactions.

Foreign Investments. The Funds may invest in foreign issuers in the form of American Depositary Receipts (“ADRs”) or through investments in ETFs that invest primarily in common stocks of foreign companies. ADRs are securities that are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. ETFs that invest primarily in foreign companies may include regional and/or country specific ETFs, as well as emerging market ETFs. The Funds will invest in foreign issuers when, in the Adviser’s opinion, such investments would be advantageous to the Fund and would help it to achieve its investment objective.

ADRs and ETFs investing in foreign securities are subject to risks similar to those associated with direct investments in foreign securities. Investment in foreign securities involves risks that may be different from those of U.S. securities, including the risk that foreign economies may be less stable than the U.S. economy. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices, or requirements comparable to those found in the United States. Foreign security issuers may also be subject to political, economic or market instability, unfavorable government action in their local jurisdictions, or economic sanctions or other restrictions imposed by U.S. or foreign regulators. Certain of these risks may also apply to securities of

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U.S. companies with significant non-U.S. operations. In addition, the dividends payable on certain of the Funds’ foreign securities may be subject to foreign withholding taxes. Foreign securities may also be subject to foreign currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency.

The risks of foreign investing are of greater concern in the case of investments in emerging markets. Emerging market countries may have economic structures that are generally less diverse and mature than the economies of developed countries and may have unstable governments that are subject to sudden change. The markets of developing countries may have more frequent and larger price changes than those of developed countries.

Money Market Instruments. Money market instruments will typically represent a portion of each Fund’s portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Funds. Money market instruments may include short-term liquid investments, shares of money market funds or cash. Money market instruments mature in 13 months or less and include U.S. Government obligations and corporate debt securities (including those subject to repurchase agreements), bankers’ acceptances, certificates of deposit of domestic branches of U.S. banks, shares of money market funds and commercial paper (including variable rate master demand notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by a nationally recognized rating agency or, if not rated, will be issued by a corporation having an outstanding unsecured debt issue rated A or better by a rating agency or, if not so rated, will be of equivalent quality in the Adviser’s opinion. When a Fund invests in shares of money market funds, there will be some duplication of expenses because the Fund will indirectly pay a proportionate share of the money market fund’s advisory fees and operating expenses.

Temporary Defensive Position. For temporary defensive purposes, when the Adviser determines that market conditions warrant, a Fund may depart from its normal investment strategies and money market instruments may be emphasized, even to the point that 100% of the Fund’s assets may be so invested. Market conditions that may warrant a temporary defensive position include weak market fundamentals, excessive volatility or a prolonged general decline in the securities markets or in the securities in which a Fund normally invests. Holding cash, even strategically, may lead to missed investment opportunities particularly when the stock market is rising. When a Fund invests for temporary defensive purposes, it may not achieve its investment objective.

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THE FLIPPIN, BRUCE & PORTER FUNDS

Account Application

Do not use this application to establish an Individual Retirement Account. Please print all items clearly (except signature). To avoid having your application returned, please be sure to complete Steps 1, 2 & 8.

Please return completed application and check made payable to: The FBP Funds

Regular Mail:
The FBP Funds
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Overnight:
The FBP Funds
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

1 ACCOUNT REGISTRATION

1A. Check All that Apply

❑ **Individual** ❑ **Joint Account** ***(cannot be a minor)*** Joint owners have rights of survivorship, unless state laws regarding community property apply.

❑ **Joint Other: (Specify)** ______________________ (i.e., tenants in common, community property)
(If no account type is specified, account will be established as joint tenants with right of survivorship)

Owner's Legal Name

Owner's Social Security ID Number | Owner's Date of Birth

Joint Owner's Name (if applicable) | Relationship to Owner ❑ Spouse ❑ Non-Spouse
(If no election, relationship to owner will be considered Non-Spouse)

Joint Owner's Social Security ID Number | Joint Owner's Date of Birth

❑ **Trust, Corporation, Partnership or other Legal Entity** Please attach a copy of the appropriate bylaws, articles of incorporation, resolutions or trust documents establishing authority to open this account and the existence of the entity.

To help the government fight financial crime, Federal regulation requires certain financial institutions, including mutual funds, to obtain, verify, and record information about the beneficial owners of legal entity customers.

Please complete section entitled ***"Certification Regarding Beneficial Owners of Legal Entity Customers"*** if the account is to be established on behalf of a legal entity, which includes a corporation, limited liability company, or other entity that is created by a filing of a public document with a Secretary of State or similar office, a general partnership, and any similar business entity formed in the United States or a foreign country. Legal entity does not include sole proprietorships, unincorporated associations, or natural persons opening accounts on their own behalf.

❑ **Government Entity/Plan or Program of Government Entity**

Name of Trust, Corporation, Partnership or other Entity

❑ C-Corporation not subject to IRS reporting by the Funds

Taxpayer Identification Number | Trust Date

Name of Trustee(s) or Authorized Individual(s)

Social Security ID Number of Trustee(s) or Authorized Individual(s) | Date of Birth for Trustee(s) or Authorized Individual(s)

❑ **Gift/Transfer to a Minor (UGMA/UTMA)**

______________________ as a custodian for ______________________ under the ______________ UGMA/UTMA.
Custodian's Name (only one permitted) | Minor's Name (only one permitted) | State

Minor's Social Security Number | Minor's Date of Birth

Custodian's Social Security Number | Custodian's Date of Birth

1B. Mailing Address and Telephone Number

Number and Street or P.O. Box | City | State | Zip

Telephone Number | Fax Number | E-mail Address

1C. Legal Address (Physical Address) Only needed if different from mailing address. No P.O. Boxes.

Number and Street | City | State | Zip

2 INITIAL INVESTMENT

Indicate the amount and enclose a check for the amount of your investment.

The Funds do not accept cash, drafts, "starter" checks, traveler's checks, credit card checks, third party checks, post-dated checks, non U.S. financial institution checks, cashier's checks under $10,000 or money orders.

	Amount
FBP Equity & Dividend Plus Fund ($5,000 min.)	$ ________
FBP Appreciation & Income Opportunities Fund ($5,000 min.)	$ ________

3 DISTRIBUTION OPTIONS

Your dividends and capital gains will be automatically reinvested into your account unless you indicate otherwise below.

	Distribution Method			Payment Method		
	Reinvest		Cash*	ACH**		Check
Capital Gains	❑	or	❑	❑	or	❑
Dividends	❑	or	❑	❑	or	❑

* *Must choose a payment method*

** *Automated Clearing House sent to bank account listed in Step 7*

4 COST BASIS SELECTION

Cost basis calculation method for all accounts established by this application:

- ❑ **Average Cost (Default method, if not specified)**
- ❑ **First-In, First-Out (FIFO)***
- ❑ **Last-In, First-Out (LIFO)***
- ❑ **Highest-Cost, First-Out (HIFO)***
- ❑ **Specific Share Identification ****

* *If you have any questions, please contact our shareholder services group at 1-866-738-1127 for assistance.*

** *If Specific Share Identification is selected and no instruction is provided as to which shares should be redeemed, First-In, First-Out (FIFO) will be used.*

5 DUPLICATE STATEMENTS AND CONFIRMATIONS

Please send duplicate statements and confirmations to an address other than that listed in Step 1B (optional):

Name ________ Company Name ________

Street Address or P.O. Box ________ City ________ State ________ Zip ________

6 ACCOUNT SERVICE OPTIONS

6A. Special Plan Options

Automatic Investment Plan* ❑ Yes ❑ No

Permits you to automatically invest in your Fund account through your bank account (you must complete Step 7.) Please indicate the amount and interval. Minimum requirement of $100 for each monthly investment.

Systematic Withdrawal Plan ❑ Yes ❑ No

(Minimum $10,000 account balance to participate.)

Please redeem sufficient shares from this account at the then current net asset value, in accordance with the instructions below (subject to a minimum $100 per distribution).

Please make my automatic investment or systematic withdrawal on:

- ❑ the last business day of each month
- ❑ the 15th day of each month
- ❑ both the 15th and last business day

Frequency

- ❑ Monthly Beginning in the month of ________
- ❑ Quarterly Dollar Amount $ ________

* *This plan involves continuous investment, regardless of share price levels, and does not assure a profit or protect against a loss in declining markets.*

6B. Redemption Option

By Electronic Transfer ❑ Yes ❑ Decline

(to your bank account)

If yes, you must complete bank information in Step 7 and select method of transfer.

- ❑ **(ACH) Automated Clearing House** ($100 minimum)
- ❑ **WIRE** ($5,000 minimum)

7 ELECTRONIC FUNDS TRANSFER INSTRUCTIONS

By providing banking instructions below and signing Step 8, I authorize credits/debits to/from this bank account in conjunction with the account options selected. I understand for the selected options involving wire transactions, my bank may charge me wire fees. I agree that the Fund(s) and its agents may make additional attempts to debit/credit my account if the initial attempt fails and that I will be liable for any associated costs. All account options selected shall become part of the terms, representations and conditions of this application.

This is a: ❑ **checking account** ❑ **savings account**

Name of Bank Account Owner ____________________

Name of Co-Bank Account Owner ____________________

Bank Name ____________________

Bank Address ____________________

Account # ____________________

Routing # ____________________

Jane Smith
1245 Main Street
Anywhere, US 12345
0123
Date
$
SAMPLE
For
123456789 1234567890 0123
Routing #
Account #

8 SIGNATURES AND CERTIFICATIONS

By signing below, I certify that:

- I have received and read the current prospectus of The FBP Funds (the "Fund Company") in which I am investing. I certify that I have the authority and legal capacity to make this purchase in this account, and that I am of legal age in my state of residence.
- I authorize the Fund Company and its agents to act upon instructions (by phone, in writing or other means) believed to be genuine and in accordance with procedures described in the prospectus for this account or any account into which transfers are made. I authorize the registered representative assigned to my account to have access to my account and to act on my behalf with respect to my account. I agree that neither the Fund Company nor any of its agents will be liable for any loss, cost or expense for acting on such instructions, provided that they have exercised due care to determine that the instructions are genuine.
- The Fund Company can redeem shares from my account(s) to reimburse for any loss due to non-payment or other indebtedness.
- I understand that my property may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law. This process is governed by the escheatment laws of your state.

Under penalty of perjury, I certify that:

1. I am a U.S. person (including a U.S. resident alien) as defined on IRS Form W-9.
2. The Social Security Number or Taxpayer Identification Number shown on this application is correct.
3. I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends.

Cross out item 3 if you have been notified by the IRS that you are currently subject to backup withholding.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Each Account Owner Must Sign Here

Signature of Owner, Trustee, Custodian or Authorized Individual __________ Date __________

Signature of Joint Owner, Co-Trustee or Authorized Individual __________ Date __________

Fund Shares are not deposits or obligations of, or guaranteed or endorsed by, any financial institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. Please remember that any documents or information we gather in the verification process will be maintained in a confidential manner.

9 INVESTMENT BROKER/DEALER

Important: To be completed by broker/dealer representative. Registered Reps must complete Step 5 for duplicate statement and confirmations to be sent to your office. (Broker/Dealer must have approved agreement with the Fund distributor and/or Fund Company).

Broker/Dealer Firm Name __________ Dealer # __________ Branch Name __________

Representative's Name __________ Rep # __________ Branch # __________ Rep Telephone Number __________

Rep Office Street Address __________ Rep Office City/State/Zip __________

Authorized Signature (Registered Representative) __________

Thank you for your investment. You will receive a confirmation showing your Fund account number, dollar amount, shares purchased and price paid per share.

For assistance with this or other forms, please call 1-866-738-1127.

10 CERTIFICATION REGARDING BENEFICIAL OWNERS OF LEGAL ENTITY CUSTOMERS

In compliance with the Customer Due Diligence requirements issued by the Financial Crimes Enforcement Network (FinCEN), financial institutions must identify and verify the identity of the beneficial owners of all legal entity customers.

This form must be completed by the person opening a new account on behalf of a legal entity customer. For the purposes of this form, a legal entity includes a corporation, limited liability company, or other entity that is created by filing a public document with a Secretary of State or similar office, a general partnership, and any similar business entity formed in the United States or a foreign country. Legal entity does not include sole proprietorships, unincorporated associations, or natural persons opening account on their own behalf.

This form requires you provide the name, address, date of birth and Social Security number (or passport number or other similar information, in the case of non-U.S. Persons) for the following individuals (i.e., the beneficial owners):

(i) Each individual, if any, who owns, directly or indirectly, 25 percent or more of the equity interests of the legal entity customer (e.g., each natural person that owns 25 percent or more of the shares of a corporation); ***and***

(ii) An individual with significant responsibility for managing the legal entity customer (e.g., a Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President, or Treasurer).

The number of individuals that satisfy this definition of "beneficial owner" may vary. Under section (i), depending on the factual circumstances, up to four individuals (but as few as zero) may need to be identified. ***Regardless of the number of individuals identified in section (i), you must provide the identifying information of one individual under section (ii).*** It is possible that in some circumstances the same individual might be identified under both sections (e.g., the President of ACME, Inc. who also holds a 30 percent equity interest). Thus, a completed form will contain the identifying information of at least one individual (under section (ii)), and up to five individuals (i.e., one individual under section (ii) and four 25 percent equity holders under section (i)).

The financial institution may also ask to see a copy of a driver's license or other identifying document for each beneficial owner listed on this form.

CERTIFICATION OF BENEFICIAL OWNER(S) - Persons opening an account on behalf of a legal entity must provide the following information:

a. Name and Title of Natural Person Opening Account:

____

b. Name, Type (select below), and Address of Legal Entity for Which the Account is Being Opened:

____

- ☐ Corporation
- ☐ Limited Liability Company
- ☐ Limited Partnership
- ☐ General Partnership
- ☐ Business Trust
- ☐ Other entity created by filing with a state office

c. The following information for each individual, if any, who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, owns 25 percent or more of the equity interests of the legal entity listed above:

Name	**Date of Birth**	**Address (Residential or Business Street Address)**	***For U.S. Persons:*** **Social Security Number**	***For Non-U.S. Persons:*** **Social Security Number, Passport Number and Country of Issuance, or other similar identification number**

(If no individual meets this definition, please write, "Not Applicable")

d. The following information for one individual with significant responsibility for managing the legal entity listed above, such as:

- An executive officer or senior manager (e.g., Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, Vice President, Treasurer); or
- Any other individual who regularly performs similar functions.

Name	**Date of Birth**	**Address (Residential or Business Street Address)**	***For U.S. Persons:*** **Social Security Number**	***For Non-U.S. Persons:*** **Social Security Number, Passport Number and Country of Issuance, or other similar identification number**

I, ______________________ (name of natural person opening account), hereby certify, to the best of my knowledge, that the information provided above is complete and correct.

Signature: ______________________ **Date:** ____________

NON-PRINCIPAL RISKS

Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information or cause a Fund and/or its service providers to suffer data corruption or to lose operational functionality. These breaches may be intentional (such as “hacking” or infections from computer viruses or other malicious software codes) or unintentional (such as an inadvertent release of confidential information). Cybersecurity breaches may affect a Fund, the issuers owned by a Fund, or a Fund’s third party service providers.

HOW TO PURCHASE SHARES

There are no sales commissions charged to investors. You may obtain assistance in opening an account by calling Ultimus Fund Solutions, LLC (the “Administrator”) toll-free 1-866-738-1127, or by writing to the Administrator at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer or financial institution authorized to sell shares of the Funds. Contact your brokerage firm or financial institution to determine whether it is authorized to accept orders on behalf of the Funds. Your broker-dealer or financial institution may charge you a fee for its services.

You may open an account by mail or bank wire or through your broker or financial institution by following the procedures described below:

Minimum Initial Investment. The minimum initial investment in each Fund is $5,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Adviser’s sole discretion, accept certain accounts with less than the stated minimum initial investment.

Regular Mail Orders. Please complete and sign the Account Application accompanying this Prospectus, enclose your check made payable to the appropriate Fund, and mail it to:

The Flippin, Bruce & Porter Funds
c/o Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, “starter” checks, travelers’ checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.

By sending your check to the Administrator, please be aware that you are authorizing the Administrator to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Administrator receives your payment in the amount of your check; no additional amount will be added to the total.

21

The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Administrator cannot post the transaction electronically, you authorize the Administrator to present an image copy of your check for payment. If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

Bank Wire Orders. You may invest in the Funds by bank wire. To establish a new account or add to an existing account by wire, please call the Administrator at 1-866-738-1127 before wiring funds to advise the Administrator of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide the Administrator, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

US Bank NA
ABA# 042000013
For FBP Funds #0199456740
For {Name of Fund}
For {Shareholder name and account number
    or tax identification number}

It is important that the wire contains all information and that the Administrator receives prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Administrator as described under “Regular Mail Orders” above.

Through Your Broker or Financial Institution. Shares of the Funds may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Funds and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Funds. Purchase orders will be considered to have been received by the Funds when an authorized brokerage firm, financial institution, or its authorized designee, accepts the order. Orders will be priced at the Fund’s net asset value (“NAV”) next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that these organizations or their authorized designees carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

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Additional Investments. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Administrator at 1-866-738-1127 to alert the Administrator that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the “Invest by Mail” stub that is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

Important Information About Purchasing Shares. Shares will be purchased at a Fund’s NAV next determined after your order is received by the Administrator in proper form. An order is considered to be in proper form if it is complete and contains all necessary information to process the order, is accompanied by payment in full of the purchase amount, and is delivered in an approved manner as set forth in this Prospectus. Direct orders received in proper form by the Administrator, whether by mail or bank wire, prior to the close of the regular session of trading on the New York Stock Exchange (the “Exchange”) on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day. Purchase orders received in proper form by authorized broker-dealers and other financial institutions, or their authorized designees, prior to the close of the regular session of trading on the Exchange on any business day will purchase shares at the NAV determined on that day.

Important Information About Liability. You should be aware that the Funds’ Account Application contains provisions in favor of the Funds, the Adviser, the Administrator and certain of their affiliates, excluding such entities from certain liability in connection with the performance of any acts instructed by the shareholder or genuinely believed to be instructed by the shareholder; provided, however, that such entities will be excluded from liability only if such entities have exercised due care to determine that the instructions are genuine. If reasonable procedures are not followed by such entities, they will not be excluded from liability.

Automatic Investment Plan. The Automatic Investment Plan enables you to make automatic investments in shares of the Funds from your bank, savings and loan or other depository institution account. With your authorization and bank approval, the Administrator will automatically charge your account the amount specified ($100 minimum) which will be automatically invested in Fund shares at the then current NAV on or about the 15th day and/or the last business day of the month. Your depository institution may impose its own charge for making transfers from your account. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Exchange Privilege. You may use proceeds from the redemption of shares of either Fund to purchase shares of the other Fund, provided that shares of the Fund to be acquired are offered for sale in your state of residence. There is no

23

charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after receipt by the Administrator of the written exchange request in proper form. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Frequent Purchases and Redemptions of Fund Shares. The Funds have been designed as long-term investments and not as frequent or short-term trading (“market timing”) options. The Funds discourage and do not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, monitor shareholder trading activity to ensure compliance with the Funds’ policies. The Funds

24

prepare reports illustrating purchase and redemption activity to detect market timing activity. The Funds have also reserved the right to impose a limit on the number of exchanges between the Funds. In addition, the Funds reserve the right to reject any purchase request that they believe to be market timing or otherwise potentially disruptive in nature. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Funds. The Funds may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Funds’ investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Funds’ ability to maximize investment returns; and potentially diluting the value of the Funds’ shares. These risks can have an adverse affect on the Funds’ performance.

The Funds have entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transaction in shares of the Funds when shares are held in omnibus accounts. The Funds rely on intermediaries to help enforce their market timing policies. For example, intermediaries assist the Funds in determining whether an investor is trading in violation of the Funds’ policies. The Funds reserve the right to reject an order placed from an omnibus account. Although the Funds have taken these steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that such trading will not occur.

25

HOW TO REDEEM SHARES

You may redeem shares of the Funds on each day that the Exchange is open for business. You may redeem shares by mail or through your broker or financial institution by following the procedures described below:

By Mail. Your request should be mailed to the Flippin, Bruce & Porter Funds, c/o Shareholder Services, P.O. Box 46707, Cincinnati, Ohio 45246-0707 and include the following information:

●

your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

●	any required signature guarantees (see “Signature Guarantees”); and

●	other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day’s close of trading. Otherwise, your order will redeem shares at the NAV determined on the next business day. An order is considered to be in proper form if it is complete and contains all necessary information to process the order (including the proper account information, the number of shares or dollar amount to be redeemed and the appropriate signatures), and is delivered in an approved manner as set forth in this Prospectus.

If you are uncertain of the requirements for redemption, please contact the Administrator at 1-866-738-1127, or write to the address shown above.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds. Redemption orders will be considered to have been received by the Funds when an authorized brokerage firm, financial institution, or its authorized designee, accepts the order. Your redemption will be processed at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Administrator.

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Receiving Payment. Whether you request payment by check, wire, or through an Automated Clearing House (“ACH”) transaction, your redemption proceeds will be sent to you within 3 business days after receipt of your redemption request in proper form. However, a Fund may delay forwarding a redemption payment for recently purchased shares while it determines whether the purchase payment will be honored. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be sent to you upon clearance of your payment to purchase shares. You may reduce or avoid such delay (which may take up to 15 days from the purchase date) if you purchase shares by certified check or wire transfer. The Funds typically expect to meet redemption requests from the sale of their money market instrument (cash) holdings or from the sale of other portfolio assets. These methods will typically be used during both regular and stressed market conditions.

You may choose to have redemption proceeds mailed to your address of record, your bank, or to any other authorized person. You may have the proceeds sent to your domestic bank by bank wire ($5,000 minimum) or ACH ($100 minimum) on days that your bank is open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You may change your redemption instructions any time you wish by sending a letter to the Administrator with your new redemption instructions.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $1,000 for tax-deferred retirement accounts (due to redemptions, exchanges or transfers, but not due to market action) upon 60 days’ written notice. If you bring your account value up to the minimum requirements during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

Redemptions in Kind. Each Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” This would be done only when circumstances exist that would, in the opinion of the Adviser, make it in the best interests of the Fund and its shareholders to do so. In such case, the Adviser, under the supervision of the Board of Trustees and in accordance with the Trust’s procedures, may authorize payment to be made in portfolio securities or other property of the Fund. Redemption in kind transactions will typically be made by delivering readily marketable securities to the redeeming shareholder within three business days after receipt of an in-kind redemption request in proper order. The securities that are redeemed in-kind will be equal to the market value of your shares being redeemed and will be priced using the same procedures that are used to compute the Fund’s NAV. It is the Adviser’s intention, at the present time, to reimburse shareholders for their brokerage costs and any other fees or losses incurred by them in selling such securities immediately upon receipt thereof. The Adviser may determine to discontinue this practice at any time without notice to shareholders.

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Signature Guarantees. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption if the shares to be redeemed have a value of more than $50,000. Signature guarantees are also required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial Account Application, and (3) if the name(s) or the address on your account has been changed within 15 days of your redemption request. The Administrator will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion Program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. The Administrator has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Administrator reserve the right to amend these standards at any time without notice.

Systematic Withdrawal Plan. If your shares of either Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check, on the 15th and/or the last business day of each month, in a stated amount of not less than $100. The Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application accompanying this Prospectus, or by writing to the Administrator.

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HOW NET ASSET VALUE IS DETERMINED

The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of business of the regular session of the Exchange (normally 4:00 p.m., Eastern time). Each Fund’s NAV is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information (“SAI”) for further details.

Fixed income securities, including corporate bonds, will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Fixed income securities, including U.S. government and agency obligations and corporate bonds, are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. Securities traded on a national stock exchange, including common stocks and closed-end investment companies, are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities that are traded over-the-counter are valued at the last sale price, if available; otherwise, at the last quoted bid price. Covered call options written by the Funds are valued at the last quoted sale price or, in the absence of a sale, at the ask price on the principal exchange on which they are traded. To the extent that a Fund’s foreign securities are traded in other markets on days when the Fund does not calculate its NAV, the value of the Fund’s assets may be affected on days when shares of the Fund cannot be purchased or sold.

When market quotations are not readily available, if a pricing service cannot provide a price, or the Adviser believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees. Valuing portfolio securities at fair value involves reliance on judgment and a security’s fair value may differ depending on the method used for determining value. As a result, the values of some securities used to calculate a Fund’s NAV may differ from quoted or published prices for the same securities.

To the extent any assets of a Fund are invested in other investment companies that are registered under the Investment Company Act of 1940, the Fund’s NAV with respect to those assets is calculated based upon the NAVs, as reported by those companies. The prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

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MANAGEMENT OF THE FUNDS

Each Fund is a diversified series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

Subject to the authority of the Board of Trustees, Flippin, Bruce & Porter, Inc. provides a continuous program of supervision of each Fund’s assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Adviser is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies approved by the Trustees, and provides certain executive personnel to the Funds.

In addition to acting as investment adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Adviser is 800 Main Street, Second Floor, Lynchburg, Virginia 24504.

John T. Bruce is primarily responsible for managing the portfolio of each Fund. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares of the Funds.

Compensation of the Adviser with respect to each Fund, based upon the Fund’s average daily net assets, is at the following annual rates: 0.70% on the first $250 million; 0.65% on the next $250 million; and 0.50% on assets over $500 million. During the fiscal year ended March 31, 2018, the FBP Equity & Dividend Plus Fund and the FBP Appreciation & Income Opportunities Fund paid investment advisory fees (after fee waivers) equal to 0.53% and 0.60%, respectively, of average daily net assets. The Adviser currently intends to voluntarily waive its investment advisory fees to the extent necessary to limit total operating expenses (excluding Acquired Fund Fees and Expenses) to 1.07% per annum of the FBP Equity & Dividend Plus Fund’s average daily net assets and 1.00% per annum of the FBP Appreciation & Income Opportunities Fund’s average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and annual operating expenses of the FBP Equity & Dividend Plus Fund and the FBP Appreciation & Income Opportunities Fund may therefore exceed 1.07% and 1.00%, respectively, of average daily net assets.

For a discussion of the factors considered by the Board of Trustees in its most recent approval of each Fund’s Investment Advisory Agreement, including the Board’s conclusions with respect thereto, see the Funds’ annual report for the year ended March 31, 2018.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund has qualified and intends to remain qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains that it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Funds intend to withhold federal income taxes on taxable distributions made to shareholders who are subject to such withholding.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for either Fund. Current practice of the Funds, subject to the discretion of management, is to declare and pay income dividends during the last week of each calendar quarter, on a date selected by management. In addition, distributions out of any net short-term capital gains may be made throughout the year and distributions of any long-term capital gains derived from the sale of securities and premiums from expired options may be made at least once each year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Funds, certain income may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

Dividends and capital gains distributions may be reinvested in additional shares of the Funds or paid in cash, as indicated on your Account Application. If no option is selected on your Application, distributions will automatically be reinvested in additional shares. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds. In addition to federal taxes, you may be subject to state and local taxes on distributions. Redemptions and exchanges of shares of the Funds are taxable events on which you may realize a gain or loss.

The Emergency Economic Stabilization Act of 2008 requires that mutual fund companies report cost basis information to the Internal Revenue Service (“IRS”) on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under these regulations, mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual

31

fund industry standard, has been selected as the Funds’ default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Funds’ default method of Average Cost is more appropriate, the shareholder must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades.

All Covered Shares purchased in non-retirement accounts are subject to cost basis reporting regulations. Non-covered shares are mutual fund shares that were acquired prior to the effective date of January 1, 2012. Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered mutual fund shares. Non-covered shares will be redeemed first unless otherwise specified.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). Information for the fiscal years March 31, 2016 through March 31, 2018 has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the annual report, which is available upon request. Information for fiscal years prior to March 31, 2016 was audited by the Trust’s former independent registered public accounting firm.

FBP EQUITY & DIVIDEND PLUS FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended March 31,
	2018	2017	2016	2015	2014
Net asset value at beginning of year	$25.96	$22.65	$24.89	$24.78	$21.67

Income (loss) from investment operations:
Net investment income	0.57	0.50	0.61	0.50	0.42
Net realized and unrealized gains (losses) on investments	1.38	3.37	(1.21)	0.57	3.11
Total from investment operations	1.95	3.87	(0.60)	1.07	3.53

Less distributions:
Dividends from net investment income	(0.57)	(0.50)	(0.61)	(0.51)	(0.42)
Distributions from net realized gains	(1.66)	(0.06)	(1.03)	(0.45)	—
Total distributions	(2.23)	(0.56)	(1.64)	(0.96)	(0.42)

Net asset value at end of year	$25.68	$25.96	$22.65	$24.89	$24.78

Total return (a)	7.91%	17.29%	(2.31%)	4.23%	16.40%

Net assets at end of year (000’s)	$26,279	$27,415	$24,764	$28,782	$27,794

Ratio of total expenses to average net assets	1.24%	1.25%	1.19%	1.17%	1.21%

Ratio of net expenses to average net assets (b)	1.07%	1.07%	1.07%	1.07%	1.07%

Ratio of net investment income to average net assets (b)	2.19%	2.07%	2.60%	1.98%	1.82%

Portfolio turnover rate	18%	19%	21%	19%	24%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined after voluntary advisory fee waivers by the Adviser.

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FBP APPRECIATION & INCOME OPPORTUNITIES FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended March 31,
	2018	2017	2016	2015	2014
Net asset value at beginning of year	$18.81	$16.55	$18.53	$18.97	$17.16

Income (loss) from investment operations:
Net investment income	0.41	0.28	0.31	0.26	0.25
Net realized and unrealized gains (losses) on investments	1.03	2.28	(1.11)	0.19	2.50
Total from investment operations	1.44	2.56	(0.80)	0.45	2.75

Less distributions:
Dividends from net investment income	(0.41)	(0.28)	(0.32)	(0.26)	(0.26)
Distributions from net realized gains	(0.85)	(0.02)	(0.86)	(0.63)	(0.68)
Total distributions	(1.26)	(0.30)	(1.18)	(0.89)	(0.94)

Net asset value at end of year	$18.99	$18.81	$16.55	$18.53	$18.97

Total return (a)	7.91%	15.58%	(4.48%)	2.36%	16.50%

Net assets at end of year (000’s)	$34,614	$34,069	$31,669	$38,991	$39,951

Ratio of total expenses to average net assets	1.10%	1.12%	1.05%	1.04%	1.03%

Ratio of net expenses to average net assets (b)	1.00%	1.00%	1.00%	1.00%	1.00%

Ratio of net investment income to average net assets (b)	2.16%	1.57%	1.75%	1.36%	1.36%

Portfolio turnover rate	10%	18%	23%	12%	10%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined after voluntary advisory fee waivers by the Adviser.

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PRIVACY NOTICE
FACTS	WHAT DO THE FLIPPIN, BRUCE & PORTER FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number

■  Assets

■  Retirement Assets

■  Transaction History

■  Checking Account Information

■  Purchase History

■  Account Balances

■  Account Transactions

■  Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Flippin, Bruce & Porter Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Flippin, Bruce & Porter Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-738-1127

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Who we are
Who is providing this notice?	Williamsburg Investment Trust Ultimus Fund Distributors, LLC Ultimus Fund Solutions, LLC
What we do
How do The Flippin, Bruce & Porter Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do The Flippin, Bruce & Porter Funds collect my personal information?

We collect your personal information, for example, when you

■  Provide account information

■  Give us your contact information

■  Make deposits or withdrawals from your account

■  Make a wire transfer

■  Tell us where to send the money

■  Tell us who receives the money

■  Show your government-issued ID

■  Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■  Affiliates from using your information to market to you

■  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■   Flippin, Bruce & Porter, Inc., the investment adviser to the Flippin, Bruce & Porter Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Flippin, Bruce & Porter Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Flippin, Bruce & Porter Funds don’t jointly market.

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Investment Adviser

Flippin, Bruce & Porter, Inc.

800 Main Street, Second Floor

P.O. Box 6138

Lynchburg, Virginia 24505

1-800-851-3804

www.fbpinc.com

Administrator

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Toll-Free 1-866-738-1127

Custodian

US Bank NA

425 Walnut Street

Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, Ohio 44115

Legal Counsel

Sullivan & Worcester LLP

1666 K Street, NW

Washington, D.C. 20006

Officers

John T. Bruce, President

John H. Hanna, IV, Vice President

David J. Marshall, Vice President

Norman D. Darden, III, Vice President

Teresa L. Sanderson, Compliance Officer

Board of Trustees

John P. Ackerly, IV

John T. Bruce

Robert S. Harris

George K. Jennison

Harris V. Morrissette

Elizabeth W. Robertson

FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the SAI, which is incorporated by reference in its entirety. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds’ performance during their last fiscal year.

This Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived. The Funds enter into contractual arrangements with various parties, including, among others, the Adviser, who provide services to the Funds. Shareholders are not parties to, or third party beneficiaries of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

1-866-738-1127

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds’ website at www.fbpfunds.com.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

The Funds are series of Williamsburg Investment Trust (File No. 811-05685)

THE GOVERNMENT STREET FUNDS

The Government Street Equity Fund

Ticker Symbol: GVEQX

The Government Street Mid-Cap Fund

Ticker Symbol: GVMCX

The Alabama Tax Free Bond Fund

Ticker Symbol: ALABX

Prospectus
August 1, 2018

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Risk/Return Summary
The Government Street Equity Fund	3
The Government Street Mid-Cap Fund	10
The Alabama Tax Free Bond Fund	17
Additional Investment Information	23
How to Purchase Shares	26
How to Redeem Shares	30
How Net Asset Value is Determined	33
Management of the Funds	34
Dividends, Distributions and Taxes	35
Financial Highlights	38
Privacy Notice	41
For Additional Information	back cover

2

RISK/RETURN SUMMARY

THE GOVERNMENT STREET EQUITY FUND

What is the Fund’s investment objective?

The investment objective of The Government Street Equity Fund (the “Fund”) is to seek capital appreciation.

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of The Government Street Equity Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.60%
Other Expenses	0.28%
Total Annual Fund Operating Expenses	0.88%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$90	$281	$488	$1,084

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

3

What are the Fund’s principal investment strategies?

Under normal circumstances, at least 80% of The Government Street Equity Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in common stocks and shares of exchange traded funds (“ETFs”) that invest primarily in common stocks. Common stocks may also include securities of foreign issuers in the form of American Depositary Receipts (“ADRs”) or through investments in ETFs that invest primarily in common stocks of foreign companies. The Fund is governed by an investment philosophy that seeks to reduce the variability of its returns (risk) and to increase its longer-term compounded returns through a diversified investment strategy. The Fund is typically broadly diversified among companies in a variety of industries and economic sectors. The Fund’s portfolio will generally consist of securities whose market capitalizations fall within the range of the market capitalizations of the Standard & Poor’s (“S&P”) 500 Index. The market capitalizations of the companies in the S&P 500 Index ranged from $3.1 billion to $948.2 billion as of May 31, 2018.

The process for selecting common stocks begins with a list of large capitalization common stocks. The stocks are reviewed for their financial attributes, such as balance sheet quality, earnings history, future prospects and financial ratios (including, but not limited to, debt/equity ratios, return on equity, return on assets and net worth). The list is narrowed to a universe of approximately 150 to 300 common stocks. Stocks in this universe are then grouped into either a “growth” or “value” category (depending upon their respective price/book values). Each category (“growth” or “value”) is then sorted into the eleven economic sector weightings of the S&P 500 Index. These twenty-two categories of stocks serve as the basis for the diversification that is inherent in the portfolio.

The Fund may invest in shares of ETFs if Leavell Investment Management, Inc. (the “Adviser”) believes it is advisable to increase the Fund’s exposure to the broad market or to industry sectors without purchasing a large number of individual securities. Such ETFs will typically hold a portfolio of securities designed to track the performance of a particular index or market sector. ETFs differ from traditional mutual funds in that their shares are listed on a securities exchange and can be traded intraday. The Fund may invest up to 25% of its net assets in ETFs.

The Fund may invest in foreign issuers in the form of ADRs or through investments in ETFs that invest primarily in common stocks of foreign companies. ADRs are securities that are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. ETFs that invest primarily in foreign companies may include regional and/or country specific ETFs, as well as emerging market ETFs. The Fund will invest in foreign issuers when, in the Adviser’s opinion, such investments would be advantageous to the Fund and would help it to achieve its investment objective. The Fund may invest up to 25% of its net assets in foreign issuers.

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The Fund may commit up to 20% of its net assets to other investments if the Adviser believes it is advisable to manage the overall risk/return characteristics of the portfolio with broader diversification. These may include writing covered call options, investing in fixed income securities (including ETFs) and investing in securities (including ETFs) whose performance is linked to the price of an underlying commodity or commodity index. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price.

The performance of the Fund and its individual securities is monitored on an ongoing basis. To maintain the quality and diversification that is desired, the portfolio is continuously evaluated and re-balanced periodically. A security may be sold when it no longer meets the Adviser’s criteria for investment, when there are more attractive investment opportunities, or when the fundamentals of the issuer’s business or general market conditions have changed.

What are the principal risks of investing in the Fund?

The Government Street Equity Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Stock Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Adviser. Even investments in high quality or “blue chip” stocks can be negatively impacted by poor overall market and economic conditions. Stocks tend to move in cycles and may experience periods of turbulence and instability.

Large Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies. Multinational companies with foreign business operations can be significantly impacted by political, economic and regulatory developments in foreign markets.

ETF Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not

5

be developed or maintained. An ETF is managed independently of the Fund and subject to the risks of the underlying securities it holds or sectors that the ETF is designed to track. When the Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF, in addition to the Fund’s direct fees and expenses.

Foreign Securities Risk. ADRs and ETFs investing in foreign securities are subject to risks similar to those associated with direct investments in foreign securities. Investment in foreign securities involves risks that may be different from those of U.S. securities, including the risk that foreign economies may be less stable than the U.S. economy. Foreign securities may not be subject to uniform audit, financial reporting, or disclosure standards, practices, or requirements comparable to those found in the United States. Foreign security issuers may also be subject to political, economic, or market instability; unfavorable government action in their local jurisdictions; or economic sanctions or other restrictions imposed by U.S. or foreign regulators. In addition, the dividends payable on certain of the Fund’s foreign securities may be subject to foreign withholding taxes. Foreign securities may also be subject to foreign currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency.

The risks of foreign investing are of greater concern in the case of investments in emerging markets. Emerging market countries may have economic structures that are generally less diverse and mature than the economies of developed countries and may have unstable governments that are subject to sudden change. The markets of developing countries may have more frequent and larger price changes than those of developed countries.

Commodities Market Risk. Investing in instruments whose performance is linked to the price of an underlying commodity or commodity index exposes the Fund to the risks of investing in physical commodities. These risks include regulatory, economic, monetary and political developments, weather events and natural disasters, import controls and worldwide competition, exploration and production spending, tax and other governmental regulations and market disruptions. Commodities may be subject to greater price volatility than investments in traditional securities.

Covered Call Option Risk. The use of options requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Adviser is incorrect in its price expectations and the market price of a security subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security but continue to bear the risk of a decline in the value of the underlying stock. The price the Fund realizes from the sale of a stock option upon exercise of the option could be substantially below its prevailing market price. If a liquid market for an option does not exist, the

6

Fund will not be able to sell the underlying security until the option expires or is exercised. The premiums received by the Fund for writing options may decrease as a result of certain factors, such as a reduction in interest rates, a decline in stock market volumes or a decrease in the price volatility of the underlying securities.

Fixed Income Risk. The value of the fixed income securities held by the Fund will fluctuate based on a variety of factors including, interest rates, the maturity of the security, the creditworthiness of an issuer, the liquidity of the security and general bond market conditions. At times there may be an imbalance of supply and demand in the fixed income markets, which could result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency. Interest rate changes may be influenced by a number of factors, including government and central banking authority actions, inflation expectations, and supply and demand. Generally when interest rates rise, the value of fixed income securities can be expected to decline. Additionally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates. A low interest rate environment may increase the Fund’s exposure to risks associated with rising interest rates, particularly for securities with longer maturities. With the cessation of certain market support activities by the Federal Reserve, the Fund may face a heightened level of interest rate risk and volatility as a result of rising interest rates. The value of fixed income securities may also be dependent on the creditworthiness of the issuer of such securities. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal or interest when due. Fixed income securities may be subject to liquidity risk, which is the risk that the Fund cannot sell a security at an advantageous time or price due to a security downgrade or adverse conditions within the fixed income market. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. The capacity of traditional dealers to engage in fixed income trading has not kept pace with the fixed income market’s growth, causing dealer inventories to be at or near historical lows relative to market size.

Management Risk. The Adviser’s method of security selection may not be successful and the securities in the Fund’s portfolio may not perform as well as the stock market as a whole. The Fund’s portfolio securities may not appreciate in value as expected.

What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in The Government Street Equity Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of

7

a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-738-1125.

The Fund’s 2018 year-to-date return through June 30, 2018 is 1.20%.

During the periods shown in the bar chart, the highest return for a quarter was 18.54% during the quarter ended June 30, 2009 and the lowest return for a quarter was –23.09% during the quarter ended December 31, 2008.

Average Annual Total Returns For Periods Ended December 31, 2017:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Ten Years
Return Before Taxes	22.69%	12.88%	7.18%
Return After Taxes on Distributions	21.71%	11.91%	6.57%
Return After Taxes on Distributions and Sale of Fund Shares	13.57%	10.15%	5.73%
STANDARD & POOR’S 500 INDEX (reflects no deduction for fees, expenses, or taxes)	21.83%	15.79%	8.50%

8

Management of the Fund

Investment Adviser

Leavell Investment Management, Inc.

Portfolio Manager

Thomas W. Leavell is primarily responsible for the day-to-day management of the portfolio of The Government Street Equity Fund and has been the portfolio manager of the Fund since the Fund’s inception in 1991. Mr. Leavell is a Portfolio Manager of the Adviser.

Purchase and Sale of Fund Shares

Minimum Initial Investment – $5,000, except the minimum is $1,000 for tax-deferred retirement accounts

Minimum Subsequent Investment – None, except the minimum for participants in the Automatic Investment Plan is $100

The Fund’s shares are redeemable. You may purchase or redeem (sell) shares of The Government Street Equity Fund on each day that the Fund is open for business. Transactions may be initiated by written request, by wire transfer or through your financial institution.

Tax Information

The Government Street Equity Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing though a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase The Government Street Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

9

THE GOVERNMENT STREET MID-CAP FUND

What is the Fund’s investment objective?

The investment objective of The Government Street Mid-Cap Fund (the “Fund”) is to seek capital appreciation.

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of The Government Street Mid-Cap Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%
Other Expenses	0.31%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses*	1.09%

*

“Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$111	$347	$601	$1,329

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

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What are the Fund’s principal investment strategies?

The Government Street Mid-Cap Fund’s portfolio consists primarily of the common stocks of medium capitalization (“mid-cap”) companies and is typically broadly diversified among companies in a variety of industries and economic sectors. The Fund is governed by an investment philosophy that seeks to reduce the variability of its returns (risk) and to increase its longer-term compounded returns through a diversified investment strategy. Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in common stocks of mid-cap companies and shares of exchange traded funds (“ETFs”) that invest primarily in common stocks of mid-cap companies. Common stocks may also include shares of foreign issuers in the form of American Depositary Receipts (“ADRs”) or through investments in ETFs that invest primarily in common stocks of foreign companies. The Fund will generally invest in securities whose market capitalizations fall within the range of the market capitalizations of the S&P MidCap 400 Index at the time of purchase. The market capitalizations of the companies in the S&P MidCap 400 Index ranged from $1.02 billion to $13.7 billion as of May 31, 2018. The market capitalization of the companies in the Fund’s portfolio changes over time, and the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization increases above or decreases below this range.

The process for selecting common stocks begins with a list of approximately 450 mid-cap common stocks. The stocks are reviewed for their financial attributes, such as balance sheet quality, earnings history, future prospects and financial ratios (including, but not limited to, debt/equity ratios, return on equity, return on assets and net worth). The list is narrowed to a universe of approximately 400 common stocks. Stocks in this universe are then grouped into either a “growth” or “value” category (depending upon their respective price/book values). Each category (“growth” or “value”) is then sorted into eleven economic sector weightings. These twenty-two categories of stocks serve as the basis for the diversification that is inherent in the portfolio.

The Fund may invest in shares of ETFs if the Adviser believes it is advisable to increase the Fund’s exposure to the broad market or to industry sectors without purchasing a large number of individual securities. Such ETFs will typically hold a portfolio of securities designed to track the performance of a particular index or market sector. ETFs differ from traditional mutual funds in that their shares are listed on a securities exchange and can be traded intraday. The Fund may invest up to 25% of its net assets in ETFs.

The Fund may invest in foreign issuers in the form of ADRs or through investments in ETFs that invest primarily in common stocks of foreign companies. ADRs are securities that are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. ETFs that invest primarily in foreign companies may include regional and/or country

11

specific ETFs, as well as emerging market ETFs. The Fund will invest in foreign issuers when, in the Adviser’s opinion, such investments would be advantageous to the Fund and would help it to achieve its investment objective. The Fund may invest up to 25% of its net assets in foreign issuers.

The Fund may commit up to 20% of its net assets in other investments if the Adviser believes it is advisable to manage the overall risk/return characteristics of the portfolio with broader diversification. These may include writing covered call options, investing in fixed income securities (including ETFs) and investing in securities (including ETFs) whose performance is linked to the price of an underlying commodity or commodity index. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price.

The performance of the Fund and its individual securities is monitored on an ongoing basis. To maintain the quality and diversification that is desired, the portfolio is continuously evaluated and re-balanced periodically. A security may be sold when it no longer meets the Adviser’s criteria for investment, when there are more attractive investment opportunities, or when the fundamentals of the issuer’s business or general market conditions have changed.

What are the principal risks of investing in the Fund?

The Government Street Mid-Cap Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Stock Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Adviser. Stocks tend to move in cycles and may experience periods of turbulence and instability.

Mid-Cap Risk. Mid-cap companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the securities of mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time. Therefore, the securities of mid-cap companies may be subject to greater price fluctuations than large capitalization securities.

12

ETF Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained. An ETF is managed independently of the Fund and is subject to the risks of the underlying securities it holds or sectors that the ETF is designed to track. When the Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF, in addition to the Fund’s direct fees and expenses.

Foreign Securities Risk. ADRs and ETFs investing in foreign securities are subject to risks similar to those associated with direct investments in foreign securities. Investment in foreign securities involves risks that may be different from those of U.S. securities, including the risk that foreign economies may be less stable than the U.S. economy. Foreign securities may not be subject to uniform audit, financial reporting, or disclosure standards, practices, or requirements comparable to those found in the United States. Foreign security issuers may also be subject to political, economic, or market instability; unfavorable government action in their local jurisdictions; or economic sanctions or other restrictions imposed by U.S. or foreign regulators. Certain of these risks may also apply to securities of U.S. companies with significant non-U.S. operations. In addition, the dividends payable on certain of the Fund’s foreign securities may be subject to foreign withholding taxes. Foreign securities may also be subject to foreign currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency.

The risks of foreign investing are of greater concern in the case of investments in emerging markets. Emerging market countries may have economic structures that are generally less diverse and mature than the economies of developed countries and may have unstable governments that are subject to sudden change. The markets of developing countries may have more frequent and larger price changes than those of developed countries.

Commodities Market Risk. Investing in instruments whose performance is linked to the price of an underlying commodity or commodity index exposes the Fund to the risks of investing in physical commodities. These risks include regulatory, economic, monetary and political developments, weather events and natural disasters, import controls and worldwide competition, exploration and production spending, tax and other governmental regulations and market disruptions. Commodities may be subject to greater price volatility than investments in traditional securities.

13

Covered Call Option Risk. The use of options requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Adviser is incorrect in its price expectations and the market price of a security subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security but continue to bear the risk of a decline in the value of the underlying stock. The price the Fund realizes from the sale of a stock option upon exercise of the option could be substantially below its prevailing market price. If a liquid market for an option does not exist, the Fund will not be able to sell the underlying security until the option expires or is exercised. The premiums received by the Fund for writing options may decrease as a result of certain factors, such as a reduction in interest rates, a decline in stock market volumes or a decrease in the price volatility of the underlying securities.

Fixed Income Risk. The value of the fixed income securities held by the Fund will fluctuate based on a variety of factors, including, interest rates, the maturity of the security, the creditworthiness of an issuer, the liquidity of the security, and general bond market conditions. At times there may be an imbalance of supply and demand in the fixed income markets, which could result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency. Interest rate changes may be influenced by actions by governments and central banking authorities, inflation expectations and supply and demand. Generally when interest rates rise, the value of fixed income securities can be expected to decline. Additionally, the longer the maturity of a fixed income security, the greater its sensitivity to interest rates. A low interest rate environment may increase the Fund’s exposure to risks associated with rising interest rates, particularly for securities with longer maturities. With the cessation of certain market support activities by the Federal Reserve, the Fund may face a heightened level of interest rate risk and volatility as a result of rising interest rates. The value of fixed income securities may also be dependent on the creditworthiness of the issuer of such securities. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal or interest when due. Fixed income securities may be subject to liquidity risk, which is the risk that the Fund cannot sell a security at an advantageous time or price due to a security downgrade or adverse conditions within the fixed income market. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. The capacity of traditional dealers to engage in fixed income trading has not kept pace with the fixed income market’s growth, causing dealer inventories to be at or near historical lows relative to market size.

Management Risk. The Adviser’s method of security selection may not be successful and the securities in the Fund’s portfolio may not perform as well as the stock market as a whole. The Fund’s portfolio securities may not appreciate in value as expected.

14

What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in The Government Street Mid-Cap Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-738-1125.

The Fund’s 2018 year-to-date return through June 30, 2018 is 2.61%.

During the periods shown in the bar chart, the highest return for a quarter was 16.72% during the quarter ended September 30, 2009 and the lowest return for a quarter was –21.67% during the quarter ended December 31, 2008.

Average Annual Total Returns For Periods Ended December 31, 2017:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Ten Years
Return Before Taxes	20.32%	14.39%	9.31%
Return After Taxes on Distributions	18.91%	13.33%	8.75%
Return After Taxes on Distributions and Sale of Fund Shares	12.59%	11.41%	7.57%
STANDARD & POOR’S MID-CAP 400 INDEX (reflects no deduction for fees, expenses, or taxes)	16.24%	15.01%	9.97%

15

Management of the Fund

Investment Adviser

Leavell Investment Management, Inc.

Portfolio Manager

Thomas W. Leavell is primarily responsible for the day-to-day management of the portfolio of The Government Street Mid-Cap Fund and has been a portfolio manager of the Fund since the Fund’s inception in 2003. He served as a co-portfolio manager from 2003 until 2016 when he became the Fund’s sole portfolio manager. Mr. Leavell is a Portfolio Manager of the Adviser.

Purchase and Sale of Fund Shares

Minimum Initial Investment – $5,000, except the minimum is $1,000 for tax-deferred retirement accounts

Minimum Subsequent Investment – None, except the minimum for participants in the Automatic Investment Plan is $100

The Fund’s shares are redeemable. You may purchase or redeem (sell) shares of The Government Street Mid-Cap Fund on each day that the Fund is open for business. Transactions may be initiated by written request, by wire transfer or through your financial institution.

Tax Information

The Government Street Mid-Cap Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing though a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase The Government Street Mid-Cap Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

16

THE ALABAMA TAX FREE BOND FUND

What are the Fund’s investment objectives?

The investment objectives of The Alabama Tax Free Bond Fund (the “Fund”) are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of The Alabama Tax Free Bond Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.35%
Other Expenses	0.54%
Total Annual Fund Operating Expenses	0.89%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 91	$ 284	$ 493	$ 1,096

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

17

What are the Fund’s principal investment strategies?

The Alabama Tax Free Bond Fund invests primarily (under normal circumstances, at least 80% of its net assets, including the amount of any borrowings for investment purposes) in municipal bonds, notes and other debt instruments the interest on which is exempt from federal income taxes, including the alternative minimum tax, and from the personal income taxes of Alabama. Alabama tax-exempt obligations are debt instruments issued primarily by the State of Alabama, its political subdivisions, municipalities, agencies, instrumentalities or public authorities and other qualifying issuers.

The Adviser will select municipal bonds and/or notes based upon the overall credit quality of the issuer, the security’s relative interest rate as compared to other securities of comparable maturity, and call features. The Fund’s fixed income securities may include floating rate securities and prerefunded bonds. Floating rate securities adjust their effective interest rate at predetermined periodic intervals. Prerefunded bonds have been refinanced by their issuers and their payment is funded from securities in a designated escrow account that holds U.S. Treasury securities. The Fund may invest up to 20% of its net assets in municipal obligations the interest on which is subject to the alternative minimum tax.

The securities in the Fund’s portfolio will be rated at the time of purchase in the 3 highest rating categories (“A” or better) by any of the nationally recognized statistical rating organizations (“NRSROs”), or unrated municipal securities that the Adviser determines are of comparable quality. Although the Adviser utilizes the ratings of the NRSROs as a factor in establishing creditworthiness, it relies primarily upon its own analysis of factors in establishing creditworthiness. In the event that the rating of a security held by the Fund is downgraded and is no longer rated among the 3 highest rating categories by any of the NRSROs, the Adviser has the discretion to determine whether the security will be sold or retained by the Fund. A security may also be sold due to changes in market conditions or changes in the Adviser’s interest rate forecasts or outlook.

Under normal circumstances, the Fund’s weighted average maturity is expected to be between 3 and 10 years, depending on the Adviser’s market interest rate forecasts.

The Fund may invest 25% or more of its assets in Alabama tax-exempt obligations that finance similar projects, such as those relating to education, healthcare, housing, utilities, water or sewers. The Fund is non-diversified and therefore may invest in a fewer number of issuers than a diversified fund.

What are the principal risks of investing in the Fund?

The Alabama Tax Free Bond Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objectives. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

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The value of Alabama tax-exempt obligations will fluctuate based on a variety of factors, including: interest rates; the general condition of the municipal bond market; the size of the particular offering; the maturity of the obligation; and the rating of the issue. In addition, Alabama tax-exempt obligations can experience downturns in trading activity and the supply of such securities may exceed the demand in the market. During such periods, the spread can widen between the price at which a security can be purchased and the price at which it can be sold. Economic and other events (whether real or perceived) can reduce the demand for certain municipal bonds which may reduce market prices and cause the value of the Fund’s shares to fall. Periods of economic change and uncertainty could result in increased volatility of market prices and yields of certain Alabama tax-exempt obligations. The frequency and magnitude of such changes cannot be predicted.

Interest Rate Risk. The return on and value of an investment in the Fund will fluctuate with changes in interest rates, which may be influenced by government and central banking authority actions, inflation expectations, and supply and demand. Generally, when interest rates rise, the value of the Fund’s portfolio securities can be expected to decline. A low interest rate environment may increase the Fund’s exposure to risks associated with rising interest rates, particularly for securities with longer maturities. With the cessation of certain market support activities by the Federal Reserve, the Fund may face a heightened level of interest rate risk and volatility as a result of rising interest rates.

Maturity Risk. The value of the Fund’s portfolio securities is also dependent on their maturity. Generally, the longer the maturity of a security, the greater its sensitivity to changes in interest rates.

Credit Risk. The value of the Fund’s portfolio securities is dependent on the creditworthiness of the issuers of such securities. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal or interest when due. Economic downturns often result in reduced levels of taxes collected and revenues earned, which could weaken the financial strength of a municipality. An issuer’s ability to pay interest and principal may be adversely affected by factors such as economic, political, regulatory or legal developments, a credit rating downgrade, or other adverse news.

Risks Associated with Credit Ratings. A rating by an NRSRO represents the agency’s opinion as to credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings of NRSROs present an inherent conflict of interest because such agencies are paid by the entities whose securities they rate. The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movements in the overall financial markets or changes in the level of interest rates). In addition, ratings may not be revised promptly to reflect developments in the issuer’s financial condition.

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Liquidity Risk. Liquidity risk is the risk that a security could not be sold at an advantageous time or price due to a security downgrade or adverse conditions within the municipal market. The secondary market for certain municipal obligations tends to be less well developed or liquid than many other securities markets which may impact the Fund’s ability to sell these securities at or near their perceived value. The lack of an active market or a reduced number of municipal market participants may increase the potential for pricing inefficiencies, erratic price movements, wider spreads, and increased volatility, which may become exacerbated during periods of economic or political stress or high selling activity.

Concentration Risk. Since the Fund concentrates its investments in Alabama municipal obligations, an investment in the Fund may be adversely affected by factors that impact the Alabama economy or its political, geographic and demographic conditions. Alabama’s economy relies in large part on the automobile, aerospace, electronics, fabricated metals, transportation and forest product industries, all of which may be affected by cyclical changes. While the average per capita income of Alabama residents has improved in recent years, certain areas of Alabama are among the poorest in the nation.

If the Fund’s investments are concentrated within a particular segment of the bond market, adverse developments affecting a sector of the market may cause the Fund’s performance to be more sensitive to developments affecting that sector than a fund that does not concentrate its investments.

Non-Diversification Risk. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a small number of issuers or in securities issued by entities having similar characteristics, the value of the Fund’s shares may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified fund.

Tax Risk. There is a risk that substantial changes in federal or state income tax laws could change the way the Fund’s distributions are treated for income tax purposes. Tax reform, including a lowering of individual or corporate tax rates, could reduce the attractiveness and overall demand for municipal bonds. In addition, a portion of the fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the alternative minimum tax. Certain Alabama constitutional amendments, legislative measures, executive orders, administrative regulations and vote initiatives could result in adverse consequences affecting Alabama municipal obligations.

What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in The Alabama Tax Free Bond Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Bloomberg Barclays 3-Year Municipal Bond Index is included as an additional comparative index because under normal circumstances, the Fund’s weighted average maturity could be as low as three years. How the Fund

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has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-738-1125.

The Fund’s 2018 year-to-date return through June 30, 2018 is -0.08%.

During the periods shown in the bar chart, the highest return for a quarter was 2.32% during the quarter ended December 31, 2008 and the lowest return for a quarter was –1.50% during the quarter ended December 31, 2016.

Average Annual Total Returns For Periods Ended December 31, 2017:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Ten Years
Return Before Taxes	1.28%	0.65%	1.83%
Return After Taxes on Distributions	1.27%	0.65%	1.82%
Return After Taxes on Distributions and Sale of Fund Shares	1.23%	0.80%	1.87%
BLOOMBERG BARCLAYS 7-YEAR MUNICIPAL BOND INDEX (reflects no deduction for fees, expenses, or taxes)	4.49%	2.44%	4.31%
BLOOMBERG BARCLAYS 3-YEAR MUNICIPAL BOND INDEX (reflects no deduction for fees, expenses or taxes)	1.56%	1.07%	2.36%

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Management of the Fund

Investment Adviser

Leavell Investment Management, Inc.

Portfolio Manager

Timothy S. Healey is primarily responsible for the day-to-day management of the portfolio of The Alabama Tax Free Bond Fund and has been the portfolio manager of the Fund since the Fund’s inception in 1993. Mr. Healey is the Chief Investment Officer, Portfolio Manager and a Director of the Adviser.

Purchase and Sale of Fund Shares

Minimum Initial Investment – $5,000

Minimum Subsequent Investment – None, except the minimum for participants in the Automatic Investment Plan is $100

The Fund’s shares are redeemable. You may purchase or redeem (sell) shares of The Alabama Tax Free Bond Fund on each day that the Fund is open for business. Transactions may be initiated by written request, by wire transfer or through your financial institution.

Tax Information

The Alabama Tax Free Bond Fund’s distributions of interest on municipal obligations are generally not subject to federal income tax. To the extent the Fund invests in Alabama tax-exempt securities, distributions of interest on such securities will be exempt from federal income tax and from the personal income taxes of Alabama. Distributions by the Fund of interest on taxable securities and distributions of realized capital gains will be taxable to shareholders.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase The Alabama Tax Free Bond Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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ADDITIONAL INVESTMENT INFORMATION

INVESTMENT OBJECTIVES

The investment objective of The Government Street Equity Fund is to seek capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (including the amount of any borrowings for investment purposes) in common stocks and shares of ETFs that invest primarily in common stocks. The Fund’s shareholders will be provided with at least 60 days’ prior notice of any change in this policy.

The investment objective of The Government Street Mid-Cap Fund is to seek capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (including the amount of any borrowings for investment purposes) in common stocks of mid-cap companies and shares of ETFs that invest primarily in common stocks of mid-cap companies. The Fund’s shareholders will be provided with at least 60 days’ prior notice of any change in this policy.

The investment objectives of The Alabama Tax Free Bond Fund are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital. The Fund seeks to achieve its investment objectives by investing primarily (under normal circumstances, at least 80% of its net assets, including the amount of any borrowings for investment purposes) in municipal bonds, notes and other debt instruments the interest on which is exempt from federal income taxes, including the alternative minimum tax, and from the personal income taxes of Alabama. This policy may not be changed without the approval of a majority (as defined by the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund’s shares.

ALL FUNDS

Money Market Instruments. Money market instruments will typically represent a portion of each Fund’s portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government securities and corporate debt securities (including those subject to repurchase agreements), bankers’ acceptances and certificates of deposit of domestic branches of U.S. banks, shares of money market funds and commercial paper (including variable rate master demand notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by any NRSRO or, if not rated, will be issued by a corporation having an outstanding unsecured debt issue rated in the 3 highest categories of any NRSRO or, if not so rated, will be of equivalent quality in the Adviser’s opinion. When a Fund invests in a money market fund, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the money market fund.

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Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information or cause a Fund and/or its service providers to suffer data corruption or to lose operational functionality. These breaches may be intentional (such as “hacking” or infections from computer viruses or other malicious software codes) or unintentional (such as an inadvertent release of confidential information). Cybersecurity breaches may affect a Fund, the issuers owned by a Fund, or a Fund’s third-party service providers.

GOVERNMENT STREET EQUITY FUND/GOVERNMENT STREET MID-CAP FUND

Covered Call Options. The Government Street Equity Fund and The Government Street Mid-Cap Fund may write covered call options. Call options written by a Fund will give the holder the right to buy the underlying securities from the Fund at a stated exercise price. These options are “covered” by a Fund because it will own the underlying securities as long as the option is outstanding. A Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. A Fund’s use of covered call options is intended to increase the total return of its investment portfolio. It is anticipated that the covered calls will be written primarily against highly appreciated, low basis securities to increase income flows. The Adviser expects that the Funds’ use of covered calls will be limited.

Call writing affects the Funds’ portfolio turnover rate and the amount of brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when entering into closing purchase transactions.

ETFs. To participate in various markets and market sectors, the Funds may invest in shares of ETFs. The Adviser believes that ETFs are a convenient and economical way to invest in both broad market indexes (for example, the S&P 500 Index and the S&P 400 MidCap Index) and market sector indexes (for example, healthcare indexes, utilities indexes, real estate indexes, commodity indexes), particularly since ETFs may be bought and sold like stocks — at any time the applicable stock exchange is open for trading. As with conventional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. Investors pay only customary brokerage fees to buy and sell ETF shares; ETFs do not charge sales loads or redemption fees. The Funds may invest in ETFs that track indexes of the general market, industry sectors or market capitalization sectors.

Temporary Defensive Measures. Money market instruments may be purchased by the Funds for temporary defensive purposes when the Adviser believes the prospect for capital appreciation in the equity securities markets is not attractive, even to the point that 100% of the Fund’s assets may be so invested. Market conditions that may warrant a temporary defensive position include weak market

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fundamentals, excessive volatility or a prolonged general decline in the securities markets or in the securities in which a Fund normally invests. Holding cash, even strategically, may lead to missed investment opportunities, particularly when the stock market is rising. When a Fund invests in money market instruments for temporary defensive purposes, it may not achieve its investment objective.

THE ALABAMA TAX FREE BOND FUND

The Alabama Tax Free Bond Fund invests primarily in:

(1)

Tax-exempt bonds which are rated AAA, AA, or A by Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”), or Aaa, Aa, or A by Moody’s Investors Service, Inc. (“Moody’s”), or which have an equivalent rating by any other NRSROs, or which are considered by the Adviser to have essentially the same characteristics and quality as securities having such ratings; and

(2)

Tax-exempt notes of issuers having an issue of outstanding municipal obligations rated AAA, AA or A by S&P or Fitch or Aaa, Aa or A by Moody’s, or which are guaranteed by the U.S. Government, or which are rated MIG-1 or MIG-2 by Moody’s or have an equivalent rating by any other NRSRO.

Although the Fund normally invests substantially all of its assets in obligations exempt from federal and Alabama state income taxes, market conditions may from time to time limit availability. During periods when the Fund is unable to purchase such obligations, the Adviser will seek to invest the assets of the Fund in municipal obligations the interest on which is exempt from federal income taxes, but subject to the personal income taxes of Alabama.

With respect to those municipal obligations that are not rated by an NRSRO, the Fund will be more reliant on the Adviser’s judgment, analysis and experience than would be the case if such municipal obligations were rated. In evaluating the creditworthiness of an issue, whether rated or unrated, the Adviser may take into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer’s management and regulatory matters. The rating of a municipal obligation represents the rating agency’s opinion as to credit quality, but is not an absolute standard of quality or a guarantee of the creditworthiness of an issuer.

Temporary Defensive Measures. As a temporary defensive measure during times of adverse market conditions, up to 50% of the assets of The Alabama Tax Free Bond Fund may be held in cash or invested in taxable short-term obligations. These may include:

(1)	Obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities, which may be subject to repurchase agreements; and

(2)	Commercial paper that is rated A-1 or A-2 by S&P or Fitch, or P-1 or P-2 by Moody’s (or which is unrated but which is considered to have essentially the same

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characteristics and qualities as commercial paper having such ratings), obligations of banks with $1 billion of assets (including certificates of deposit, bankers’ acceptances and repurchase agreements), shares of money market funds and cash equivalents.

Interest income from these short-term obligations may be taxable to shareholders as ordinary income for federal and state income tax purposes. As a result of engaging in these temporary measures, the Fund may not achieve its investment objectives.

HOW TO PURCHASE SHARES

There are no sales commissions charged to investors. You may obtain assistance in opening an account by calling Ultimus Fund Solutions, LLC (the “Administrator”) toll-free 1-866-738-1125, or by writing to the Administrator at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer or financial institution authorized to sell shares of the Funds. Contact your brokerage firm or financial institution to determine whether it is authorized to accept orders on behalf of the Funds. Your broker-dealer or financial institution may charge you a fee for its services.

You may open an account by mail or bank wire or through your broker or financial institution by following the procedures described below:

Minimum Initial Investment. The minimum initial investment in each Fund is $5,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Adviser’s sole discretion, accept certain accounts with less than the stated minimum initial investment.

Regular Mail Orders. An Account Application is available by calling 1-866-738-1125 or on the Funds’ website at www.gofilepoint.com/govstreet. Please complete and sign the Account Application, enclose your check made payable to the appropriate Fund, and mail it to:

The Government Street Funds
c/o Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, “starter” checks, travelers’ checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.

By sending your check to the Administrator, please be aware that you are authorizing the Administrator to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Administrator receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and

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you will not receive your cancelled check back. If the Administrator cannot post the transaction electronically, you authorize the Administrator to present an image copy of your check for payment. If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

Bank Wire Orders. You may invest in the Funds by bank wire. To establish a new account or add to an existing account by wire, please call the Administrator at 1-866-738-1125 before wiring funds to advise the Administrator of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide the Administrator, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

US Bank NA
ABA# 042000013
For The Government Street Funds #0199456682
For [Name of Fund]
For [Shareholder name and account number
    or tax identification number]

It is important that the wire contains all information and that the Administrator receives prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Administrator as described under “Regular Mail Orders” above.

Through Your Broker or Financial Institution. Shares of the Funds may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Funds and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Funds. Purchase orders will be considered to have been received by the Funds when an authorized brokerage firm, financial institution, or its authorized designee, accepts the order. Orders will be priced at the Fund’s net asset value (“NAV”) next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that these organizations or their authorized designees carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Additional Investments. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Administrator at 1-866-738-1125 to alert the Administrator that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account

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number ready, if known. Mail orders should include, when possible, the “Invest by Mail” stub that is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

Important Information About Purchasing Shares. Shares will be purchased at a Fund’s NAV next determined after your order is received by the Administrator in proper form. An order is considered to be in proper form if it is complete and contains all necessary information to process the order, is accompanied by payment in full of the purchase amount, and is delivered in an approved manner as set forth in this Prospectus. Direct orders received in proper form by the Administrator, whether by mail or bank wire, prior to the close of the regular session of trading on the New York Stock Exchange (the “Exchange”) on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day. Purchase orders received in proper form by authorized broker-dealers and other financial institutions, or their authorized designees, prior to the close of the regular session of trading on the Exchange on any business day will purchase shares at the NAV determined on that day.

Important Information About Liability. You should be aware that the Funds’ Account Application contains provisions in favor of the Funds, the Adviser, the Administrator and certain of their affiliates, excluding such entities from certain liability in connection with the performance of any acts instructed by the shareholder or genuinely believed to be instructed by the shareholder; provided, however, that such entities will be excluded from liability only if such entities have exercised due care to determine that the instructions are genuine. If reasonable procedures are not followed by such entities, they will not be excluded from liability.

Automatic Investment Plan. The Automatic Investment Plan enables you to make automatic investments in shares of the Funds from your bank, savings and loan or other depository institution account. With your authorization and bank approval, the Administrator will automatically charge your account the amount specified ($100 minimum) which will be automatically invested in Fund shares at the then current NAV on or about the 15th day and/or the last business day of the month. Your depository institution may impose its own charge for making transfers from your account. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Exchange Privilege. You may use proceeds from the redemption of shares of any Fund to purchase shares of another Fund, provided that shares of the Fund to be acquired are offered for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after receipt by the Administrator of the written exchange request in proper form. The exchange of shares of one Fund for shares of another Fund is treated, for

28

federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Frequent Purchases and Redemptions of Fund Shares. The Funds have been designed as long-term investments and not as frequent or short-term trading (“market timing”) options. The Funds discourage and do not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, monitor shareholder trading activity to ensure compliance with the Funds’ policies. The Funds prepare reports illustrating purchase and redemption activity to detect market timing activity. The Funds have also reserved the right to impose a limit on the number of exchanges between the Funds. In addition, the Funds reserve the right to reject any purchase request that they believe to be market timing or otherwise potentially disruptive in nature. These actions, in the Board’s opinion, should

29

help reduce the risk of abusive trading in the Funds. The Funds may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Funds’ investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Funds’ ability to maximize investment returns; and potentially diluting the value of the Funds’ shares. These risks can have an adverse affect on the Funds’ performance.

The Funds have entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transaction in shares of the Funds when shares are held in omnibus accounts. The Funds rely on intermediaries to help enforce their market timing policies. For example, intermediaries assist the Funds in determining whether an investor is trading in violation of the Funds’ policies. The Funds reserve the right to reject an order placed from an omnibus account. Although the Funds have taken these steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES

You may redeem shares of the Funds on each day that the Exchange is open for business. You may redeem shares by mail or through your broker or financial institution by following the procedures described below:

By Mail. Your request should be mailed to the The Government Street Funds, c/o Shareholder Services, P.O. Box 46707, Cincinnati, Ohio 45246-0707 and include the following information:

●

your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

●	any required signature guarantees (see “Signature Guarantees”); and

●	other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day’s close of trading. Otherwise, your order will redeem shares at the NAV determined on the

30

next business day. An order is considered to be in proper form if it is complete and contains all necessary information to process the order (including the proper account information, the number of shares or dollar amount to be redeemed and the appropriate signatures), and is delivered in an approved manner as set forth in this Prospectus.

If you are uncertain of the requirements for redemption, please contact the Administrator at 1-866-738-1125, or write to the address shown above.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds. Redemption orders will be considered to have been received by the Funds when an authorized brokerage firm, financial institution, or its authorized designee, accepts the order. Your redemption will be processed at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Administrator.

Receiving Payment. Whether you request payment by check, wire or through an Automated Clearing House (“ACH”) transaction, your redemption proceeds will be sent to you within 3 business days after receipt of your redemption request in proper form. However, a Fund may delay forwarding a redemption payment for recently purchased shares while it determines whether the purchase payment will be honored. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be sent to you upon clearance of your payment to purchase shares. You may reduce or avoid such delay (which may take up to 15 days from the purchase date) if you purchase shares by certified check or wire transfer. The Funds typically expect to meet redemption requests from the sale of their money market instrument (cash) holdings or from the sale of other portfolio assets. These methods will typically be used during both regular and stressed market conditions.

You may choose to have redemption proceeds mailed to your address of record, your bank, or to any other authorized person. You may have the proceeds sent to your domestic bank by bank wire ($5,000 minimum) or ACH ($100 minimum) on days that your bank is open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You may change your redemption instructions any time you wish by sending a letter to the Administrator with your new redemption instructions.

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The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $1,000 for tax-deferred retirement accounts (due to redemptions, exchanges or transfers, but not due to market action) upon 60 days’ written notice. If you bring your account value up to the minimum requirements during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

Redemptions in Kind. Each Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” This would be done only when circumstances exist that would, in the opinion of the Adviser, make it in the best interests of the Fund and its shareholders to do so. In such case, the Adviser, under the supervision of the Board of Trustees and in accordance with the Trust’s procedures, may authorize payment to be made in portfolio securities or other property of the Fund. Redemption in kind transactions will typically be made by delivering readily marketable securities to the redeeming shareholder within 3 business days after receipt of an in-kind redemption request in proper order. The securities that are redeemed in-kind will be equal to the market value of your shares being redeemed and will be priced using the same procedures that are used to compute the Fund’s NAV. It is the Adviser’s intention, at the present time, to reimburse shareholders for their brokerage costs and any other fees or losses incurred by them in selling such securities immediately upon receipt thereof. The Adviser may determine to discontinue this practice at any time without notice to shareholders.

Signature Guarantees. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption if the shares to be redeemed have a value of more than $50,000. Signature guarantees are also required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial Account Application, and (3) if the name(s) or the address on your account has been changed within 15 days of your redemption request. The Administrator will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion Program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. The Administrator has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Administrator reserve the right to amend these standards at any time without notice.

Systematic Withdrawal Plan. If your shares of any Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check, on the 15th and/or the last business day of each month, in a stated amount of not less than $100. The Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application or by writing to the Administrator.

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HOW NET ASSET VALUE IS DETERMINED

The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of business of the regular session of the Exchange (normally 4:00 p.m., Eastern time). Each Fund’s NAV is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information (“SAI”) for further details.

Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Fixed income securities, including municipal bonds, are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. Commercial paper may be valued at amortized cost, which under normal circumstances approximates market value. Securities traded on a national stock exchange, including common stocks and ETFs, are generally valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities that are traded over-the-counter are valued at the last sale price, if available; otherwise, at the last quoted bid price. Call options written by The Government Street Equity Fund and The Government Street Mid-Cap Fund are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. To the extent that a Fund’s foreign securities are traded in other markets on days when the Fund does not calculate its NAV, the value of the Fund’s assets may be affected on days when shares of the Fund cannot be purchased and sold.

When market quotations are not readily available, if a pricing service cannot provide a price, or the Adviser believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees. Valuing portfolio securities at fair value involves reliance on judgment and a security’s fair value may differ depending on the method used for determining value. As a result, the values of some securities used to calculate a Fund’s NAV may differ from quoted or published prices for the same securities.

To the extent any assets of a Fund are invested in other investment companies that are registered under the 1940 Act, the Fund’s NAV with respect to those assets is calculated based upon the NAVs, as reported by those companies. The prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

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MANAGEMENT OF THE FUNDS

Each Fund is a series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

Subject to the authority of the Board of Trustees, Leavell Investment Management, Inc. provides a continuous program of supervision of each Fund’s assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Adviser is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies approved by the Trustees, and provides certain executive personnel to the Funds.

In addition to acting as investment adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Adviser is 210 St. Joseph Street, Mobile, Alabama 36602.

The Government Street Equity Fund and The Government Street Mid-Cap Fund

Thomas W. Leavell is primarily responsible for managing the portfolio of The Government Street Equity Fund and The Government Street Mid-Cap Fund. He has acted as sole portfolio manager of The Government Street Equity Fund since its inception and as co-portfolio manager of the Government Street Mid-Cap Fund since its inception until March 2016 when he became the sole portfolio manager. Mr. Leavell has been a Portfolio Manager of the Adviser since his founding of the firm in 1979 and served as President until January 2014 and as a Director until August 2016. He holds a B.S. degree from Auburn University and an M.B.A. from the University of Kentucky.

Compensation of the Adviser with respect to The Government Street Equity Fund is at the annual rate of 0.60% on the first $100 million of the Fund’s average daily net assets; and 0.50% on assets over $100 million. During the fiscal year ended March 31, 2018, The Government Street Equity Fund paid investment advisory fees equal to 0.60% of the Fund’s average daily net assets.

Compensation of the Adviser with respect to The Government Street Mid-Cap Fund is at the annual rate of 0.75% of the Fund’s average daily net assets. During the fiscal year ended March 31, 2018, The Government Street Mid-Cap Fund paid investment advisory fees equal to 0.75% of the Fund’s average daily net assets.

The Alabama Tax Free Bond Fund

Timothy S. Healey is primarily responsible for managing the portfolio of The Alabama Tax Free Bond Fund and has acted in this capacity since the Fund’s

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inception. Mr. Healey is a Director and the Chief Investment Officer of the Adviser and has been a Portfolio Manager for the Adviser since 1986. He holds a B.S. degree in Finance from the University of Alabama.

Compensation of the Adviser with respect to The Alabama Tax Free Bond Fund is at the annual rate of 0.35% on the first $100 million of the Fund’s average daily net assets; and 0.25% on assets over $100 million. During the fiscal year ended March 31, 2018, The Alabama Tax Free Bond Fund paid investment advisory fees (after voluntary fee waivers) equal to 0.11% of the Fund’s average daily net assets. The Adviser currently intends to voluntarily waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund (excluding Acquired Fund Fees and Expenses) to 0.65% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and annual operating expenses of the Fund may therefore exceed 0.65% of its average daily net assets.

For More Information - The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Funds. For a discussion of the factors considered by the Board of Trustees in its most recent approval of each Fund’s Investment Advisory Agreement, including the Board’s conclusions with respect thereto, see the Funds’ annual report for the year ended March 31, 2018.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund has qualified and intends to remain qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains that it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Funds intend to withhold federal income taxes on taxable distributions made to shareholders who are subject to such withholding.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for any Fund. Current practice of the Funds, subject to the discretion of management is as follows: The Government Street Equity Fund intends to declare dividends from net investment income quarterly, payable during the last week of each calendar quarter on a date selected by management; The Government Street Mid-Cap Fund intends to declare dividends from net investment income annually, payable on a date selected by management; and The Alabama Tax Free Bond Fund intends to declare dividends from net investment income on each business day and to pay such dividends monthly. In addition, distributions out of any net short-term capital gains may be made throughout the year and distributions

35

of any long-term capital gains derived from the sale of securities and premiums from expired options may be made at least once each year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Funds, certain income may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

Dividends and capital gains distributions may be reinvested in additional shares of the Funds or paid in cash, as indicated on your Account Application. If no option is selected on your Application, distributions will automatically be reinvested in additional shares. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds. In addition to federal taxes, you may be subject to state and local taxes on distributions. Redemptions and exchanges of shares of the Funds are taxable events on which you may realize a gain or loss.

The Emergency Economic Stabilization Act of 2008 requires that mutual fund companies report cost basis information to the Internal Revenue Service (“IRS”) on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under these regulations, mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the Funds’ default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Funds’ default method of Average Cost is more appropriate, the shareholder must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades.

All Covered Shares purchased in non-retirement accounts are subject to the cost basis reporting regulations. Non-covered shares are mutual fund shares that were acquired prior to the effective date of January 1, 2012. Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered mutual fund shares. Non-covered shares will be redeemed first unless otherwise specified.

The Alabama Tax Free Bond Fund

Because The Alabama Tax Free Bond Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Internal Revenue Code, it is expected that the Fund will not be required to pay any federal income or excise

36

taxes. The Fund also expects that its dividends paid from interest on municipal obligations will generally be exempt from federal income tax because the Fund intends to satisfy certain requirements of the Internal Revenue Code. One such requirement is that at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of obligations whose interest is exempt from federal income tax. Distributions of income from investments in taxable securities and from certain other investments of the Fund (including capital gains from the sale of securities) will be taxable to the shareholder, whether distributed in cash or in additional shares. However, it is expected that such amounts will not be substantial in relation to the tax-exempt interest received by the Fund.

A statement will be sent to each shareholder of the Fund after the end of each calendar year setting forth the federal income tax status of all distributions for such calendar year, including the portion exempt from federal income tax as “exempt-interest dividends;” the portion, if any, that is a tax preference item under the federal alternative minimum tax; the portion taxable as ordinary income; and the portion taxable as long-term capital gains.

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt bonds and distributions by the Fund of such interest a tax preference item for purposes of the individual alternative minimum tax. Applicable tax law and changes therein may also affect the availability of municipal obligations for investment by the Fund and the value of the Fund’s portfolio.

Under existing Alabama tax laws, as long as the Fund qualifies as a “regulated investment company” under the Internal Revenue Code, and provided the Fund is invested in obligations the interest on which would be exempt from Alabama personal income taxes if held directly by an individual shareholder (such as obligations of Alabama or its political subdivisions, or of the United States or of certain territories or possessions of the United States), dividends paid by the Fund that represent interest received by the Fund on such obligations will be exempt from Alabama personal income taxes. To the extent that distributions by the Fund are derived from long-term or short-term capital gains on such obligations, or from interest or capital gains on other types of obligations, such distributions will not be exempt from Alabama personal income tax.

Capital gains or losses realized from a redemption of shares of the Fund by an Alabama resident will be taxable for Alabama personal income tax purposes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund will not be deductible for federal or Alabama income tax purposes.

This discussion of the federal and state income tax consequences of an investment in the Funds is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). Information for fiscal years March 31, 2016 through March 31, 2018 has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the annual report, which is available upon request. Information for fiscal years prior to March 31, 2016 was audited by the Trust’s former independent registered public accounting firm.

The Government Street Equity Fund

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended March 31,
	2018	2017	2016	2015	2014
Net asset value at beginning of year	$67.08	$61.72	$65.95	$62.78	$53.61

Income (loss) from investment operations:
Net investment income	0.66	0.68	0.61	0.67	0.62
Net realized and unrealized gains (losses) on investments and foreign currencies	9.32	6.76	(2.17)	6.55	9.17
Total from investment operations	9.98	7.44	(1.56)	7.22	9.79

Less distributions:
Dividends from net investment income	(0.65)	(0.68)	(0.64)	(0.64)	(0.61)
Distributions from net realized gains	(1.81)	(1.40)	(2.03)	(3.41)	(0.01)
Total distributions	(2.46)	(2.08)	(2.67)	(4.05)	(0.62)

Net asset value at end of year	$74.60	$67.08	$61.72	$65.95	$62.78

Total return(a)	15.08%	12.32%	(2.46%)	11.87%	18.34%

Net assets at end of year (000’s)	$62,707	$65,407	$80,307	$93,778	$94,287

Ratio of total expenses to average net assets	0.88%	0.87%	0.85%	0.84%	0.84%

Ratio of net investment income to average net assets	0.90%	1.03%	0.95%	1.02%	1.06%

Portfolio turnover rate	13%	20%	17%	26%	36%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

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The Government Street Mid-Cap Fund

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended March 31,
	2018	2017	2016	2015	2014
Net asset value at beginning of year	$24.42	$21.95	$22.96	$21.68	$18.26

Income from investment operations:
Net investment income	0.20	0.16	0.10	0.10	0.09
Net realized and unrealized gains on investments	3.32	3.36	0.11	2.02	3.46
Total from investment operations	3.52	3.52	0.21	2.12	3.55

Less distributions:
Dividends from net investment income	(0.20)	(0.14)	(0.10)	(0.07)	(0.11)
Distributions from net realized gains	(1.10)	(0.91)	(1.12)	(0.77)	(0.02)
Total distributions	(1.30)	(1.05)	(1.22)	(0.84)	(0.13)

Net asset value at end of year	$26.64	$24.42	$21.95	$22.96	$21.68

Total return(a)	14.67%	16.44%	1.04%	10.14%	19.43%

Net assets at end of year (000’s)	$50,059	$48,540	$48,547	$51,898	$54,875

Ratio of total expenses to average net assets	1.06%	1.07%	1.07%	1.05%	1.06%

Ratio of net investment income to average net assets	0.78%	0.66%	0.46%	0.47%	0.43%

Portfolio turnover rate	12%	14%	20%	16%	10%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

39

The Alabama Tax Free Bond Fund

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended March 31,
	2018	2017	2016	2015	2014
Net asset value at beginning of year	$10.34	$10.49	$10.49	$10.51	$10.63

Income (loss) from investment operations:
Net investment income	0.12	0.13	0.13	0.14	0.15
Net realized and unrealized gains (losses) on investments	(0.13)	(0.15)	0.00 (a)	(0.02)	(0.12)
Total from investment operations	(0.01)	(0.02)	0.13	0.12	0.03

Less dividends from net investment income	(0.12)	(0.13)	(0.13)	(0.14)	(0.15)

Net asset value at end of year	$10.21	$10.34	$10.49	$10.49	$10.51

Total return(b)	(0.09%)	(0.21%)	1.28%	1.14%	0.28%

Net assets at end of year (000’s)	$23,251	$26,683	$28,864	$29,969	$32,630

Ratio of total expenses to average net assets	0.89%	0.86%	0.82%	0.79%	0.76%

Ratio of net expenses to average net assets(c)	0.65%	0.65%	0.65%	0.65%	0.65%

Ratio of net investment income to average net assets (c)	1.17%	1.23%	1.27%	1.32%	1.41%

Portfolio turnover rate	16%	12%	13%	6%	10%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratios were determined after voluntary advisory fee waivers by the Adviser.

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PRIVACY NOTICE

FACTS	WHAT DO THE GOVERNMENT STREET FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ Assets

■ Retirement Assets

■ Transaction History

■ Checking Account Information

■ Purchase History

■ Account Balances

■ Account Transactions

■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Government Street Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Government Street Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-738-1125

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Who we are
Who is providing this notice?	Williamsburg Investment Trust Ultimus Fund Distributors, LLC Ultimus Fund Solutions, LLC
What we do
How do The Government Street Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do The Government Street Funds collect my personal information?

We collect your personal information, for example, when you

■ Provide account information

■ Give us your contact information

■ Make deposits or withdrawals from your account

■ Make a wire transfer

■ Tell us where to send the money

■ Tell us who receives the money

■ Show your government-issued ID

■ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■ Affiliates from using your information to market to you

■ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Leavell Investment Management, Inc., the investment adviser to The Government Street Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Government Street Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Government Street Funds don’t jointly market.

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The Government Street Funds No-Load Mutual Funds

Investment Adviser

Leavell Investment
Management, Inc.

210 St. Joseph Street

Mobile, Alabama 36602

www.leavellinvestments.com

Administrator

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

(Toll-Free) 1-866-738-1125

Custodian

US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel

Sullivan & Worcester LLP

1666 K Street, NW

Washington, D.C. 20006

Board of Trustees

John P. Ackerly, IV

John T. Bruce

Robert S. Harris

George K. Jennison

Harris V. Morrissette

Elizabeth W. Robertson

Portfolio Managers

Thomas W. Leavell

The Government Street Equity Fund

The Government Street Mid-Cap Fund

Timothy S. Healey

The Alabama Tax Free Bond Fund

FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the SAI, which is incorporated by reference in its entirety. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds’ performance during their last fiscal year.

This Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived. The Funds enter into contractual arrangements with various parties, including, among others, the Adviser, who provide services to the Funds. Shareholders are not parties to, or third party beneficiaries of, those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

1-866-738-1125

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds’ website at www.gofilepoint.com/govstreet.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

The Funds are series of Williamsburg Investment Trust (File No. 811-05685)

THE
JAMESTOWN
FUNDS

The Jamestown Equity Fund
Ticker Symbol: JAMEX

The Jamestown Tax Exempt Virginia Fund
Ticker Symbol: JTEVX

PROSPECTUS

August 1, 2018

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Risk/Return Summary
The Jamestown Equity Fund	3
The Jamestown Tax Exempt Virginia Fund	8
Information Relevant to Both Funds	13
Additional Investment Information	14
How to Purchase Shares	18
How to Redeem Shares	22
How Net Asset Value is Determined	25
Management of the Funds	26
Dividends, Distributions and Taxes	27
Financial Highlights	30
Privacy Notice	32
For Additional Information	back cover

2

RISK/RETURN SUMMARY

THE JAMESTOWN EQUITY FUND

What is the Fund’s investment objective?

The investment objective of The Jamestown Equity Fund is long-term growth of capital.

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of The Jamestown Equity Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.65%
Other Expenses	0.38%
Total Annual Fund Operating Expenses	1.03%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$105	$328	$569	$1,259

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

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What are the Fund’s principal investment strategies?

The Jamestown Equity Fund seeks to achieve its objective by investing in a diversified portfolio composed primarily of domestic equity securities. Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities. Although the Fund invests primarily in common stocks, it may also invest a portion of its assets in other equity securities, including exchange-traded funds (“ETFs”) and preferred stocks, convertible preferred stocks and convertible bonds that are rated at the time of purchase in the four highest grades assigned by a nationally recognized rating agency, or unrated securities determined by Lowe, Brockenbrough & Company, Inc. (the “Advisor”) to be of comparable quality. The Fund may invest in shares of ETFs if the Advisor believes it is advisable to adjust the Fund’s exposure to the broad market or to industry sectors without purchasing a large number of individual securities. Such ETFs will typically hold a portfolio of securities designed to track the performance of a particular index. ETFs differ from traditional mutual funds in that their shares are listed on a securities exchange and can be traded intraday.

The Fund seeks financially strong, relatively large companies that offer above average earnings and relatively modest valuations. The Advisor uses a multi-factor screening process within a defined universe comprised of the stocks in the S&P 500 Index and the 50 largest capitalization stocks in the S&P 400 MidCap Index. The process emphasizes securities with the most compelling earnings and valuation profiles based upon a variety of characteristics, including, but not limited to, earnings momentum, earnings volatility, earnings estimate revisions, earnings surprises and free cash flow yield. The Fund will invest in a variety of companies, industries and economic sectors. A security may be sold when it no longer meets the Advisor’s investment criteria, when there are more attractive investment opportunities, or when the fundamentals of the issuer’s business or general market conditions have changed.

What are the principal risks of investing in the Fund?

The Jamestown Equity Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Stock Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Advisor. Even

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investments in high quality or “blue chip” stocks can be negatively impacted by poor overall market and economic conditions. Stocks tend to move in cycles and may experience periods of turbulence and instability.

Large Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies. Multinational companies with foreign business operations can be significantly impacted by political, economic and regulatory developments in foreign markets.

Credit Risk. Preferred stocks and bonds rated in the fourth highest category by a nationally recognized rating agency have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities.

ETF Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained. An ETF is managed independently of the Fund and subject to the risks of the underlying securities it holds or sectors that the ETF is designed to track. When the Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF, in addition to the Fund’s direct fees and expenses.

Management Risk. The Advisor’s method of security selection may not be successful and the Fund may underperform the stock market as a whole. The Fund’s portfolio securities may not appreciate in value as expected.

What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in The Jamestown Equity Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-738-1126.

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The Fund’s 2018 year-to-date return through June 30, 2018 is 0.04%.

During the periods shown in the bar chart, the highest return for a quarter was 12.78% during the quarter ended March 31, 2012 and the lowest return for a quarter was -20.50% during the quarter ended December 31, 2008.

Average Annual Total Returns For Periods Ended December 31, 2017:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Return Before Taxes	19.75%	12.94%	6.11%
Return After Taxes on Distributions	17.80%	10.95%	5.07%
Return After Taxes on Distributions and Sale of Fund Shares	12.62%	10.03%	4.75%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses, or taxes)	21.83%	15.79%	8.50%

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Management of the Fund

Investment Advisor

Lowe, Brockenbrough & Company, Inc.

Portfolio Managers

The following persons are primarily responsible for the day-to-day management of the portfolio of The Jamestown Equity Fund:

Name	Title with the Advisor	Length of Service to the Fund
Charles M. Caravati, III, CFA	Chief Investment Officer and Managing Director	Since August 2000
Richard H. Skeppstrom, II	Portfolio Manager and Managing Director	Since January 2017

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to Both Funds” on page 13 of this Prospectus.

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THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

What are the Fund’s investment objectives?

The investment objectives of The Jamestown Tax Exempt Virginia Fund are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment.

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of The Jamestown Tax Exempt Virginia Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.40%
Other Expenses	0.57%
Total Annual Fund Operating Expenses	0.97%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$99	$309	$536	$1,190

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

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What are the Fund’s principal investment strategies?

Under normal circumstances, at least 80% of The Jamestown Tax Exempt Virginia Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in Virginia tax-exempt securities and at least 80% of the Fund’s annual income will be exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax. Virginia tax-exempt securities are debt instruments issued by the Commonwealth of Virginia and its cities, counties, political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal and Virginia state income tax. Such securities may also include certain debt obligations issued by the Metropolitan Washington Airports Authority, as well as U.S. territories (such as Puerto Rico, Guam and the U.S. Virgin Islands and political subdivisions of these territories). Virginia tax-exempt securities include general obligation bonds, revenue bonds, lease obligations, prerefunded obligations and certain types of industrial development bonds. The Fund may invest up to 20% of its assets in tax-exempt securities subject to the alternative minimum tax, but currently does not intend to invest in such securities. The Fund may invest up to 20% of its assets in exchange-traded funds (“ETFs”) to adjust the Fund’s exposure to the broad municipal market or other sectors without purchasing a large number of individual securities. Such ETFs will typically hold a portfolio of securities designed to track the performance of a particular index. ETFs differ from traditional mutual funds in that their shares are listed on a securities exchange and can be traded intraday.

Lowe, Brockenbrough & Company, Inc. (the “Advisor”) emphasizes a disciplined balance between sector selection and moderate portfolio duration shifts to enhance income and total return. The Fund will concentrate its investments in “high quality” bonds (rated in the three highest rating categories by any of the nationally recognized rating agencies, or unrated securities determined by the Advisor to be of comparable quality) and will invest in securities and market sectors that the Advisor believes are undervalued by the marketplace. The selection of undervalued bonds by the Advisor is based on, among other things, historical yield relationships, credit risk, market volatility and absolute levels of interest rates, as well as supply and demand factors. A security may be sold due to changes in market conditions or the Advisor’s market outlook.

The Fund will maintain at least 90% of its portfolio in bonds that are rated in the three highest rating categories (“A” or better) by any of the nationally recognized statistical rating organizations (“NRSROs”). The Fund will limit its portfolio purchases to investment grade securities (securities which, in the Advisor’s opinion, have the characteristics of the four highest rating categories described by any of the nationally recognized rating agencies). The Fund intends to purchase bonds rated in the fourth highest rating category only if, in the Advisor’s opinion, these bonds have some potential to improve in value or credit rating.

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The Fund’s portfolio duration will range between 2 and 10 years. The Advisor’s determination of optimal duration for the Fund is based on economic indicators, inflation trends, credit demands, monetary policy and global influences as well as psychological and technical factors.

The Fund may invest 25% or more of its assets in tax-exempt obligations that finance similar projects, such as those relating to education, healthcare, housing, utilities, water or sewers. The Fund is non-diversified and therefore may invest in fewer issuers than a diversified fund.

What are the principal risks of investing in the Fund?

The Jamestown Tax Exempt Virginia Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objectives. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

The value of Virginia tax-exempt securities will fluctuate based on a variety of factors, including: interest rates, the general condition of the municipal bond market, the size of the particular offering, the maturity of the obligation, the liquidity of the security and the rating of the issue. In addition, Virginia tax-exempt securities can experience downturns in trading activity and the supply of such securities may exceed the demand in the market. During such periods, the spread can widen between the price at which a security can be purchased and the price at which it can be sold. Economic and other events (whether real or perceived) can reduce the demand for certain tax-exempt securities which may reduce market prices and cause the value of the Fund’s shares to fall. Periods of economic change and uncertainty could result in increased volatility of market prices and yields of certain Virginia tax-exempt securities. The frequency and magnitude of such changes cannot be predicted.

Interest Rate Risk. The return on and value of an investment in the Fund will fluctuate with changes in interest rates, which may be influenced by government and central banking authority actions, inflation expectations, and supply and demand. Generally, when interest rates rise, the value of the Fund’s portfolio securities can be expected to decline. A low interest rate environment may increase the Fund’s exposure to risks associated with rising interest rates, particularly for securities with longer maturities. With the cessation of certain market support activities by the Federal Reserve, the Fund may face a heightened level of interest rate risk and volatility as a result of rising interest rates.

Maturity Risk. The value of the Fund’s portfolio securities is also dependent on their maturity. Generally, the longer the maturity of a security, the greater its sensitivity to changes in interest rates.

Credit Risk. The value of the Fund’s portfolio securities is dependent on the creditworthiness of the issuers of such securities. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions

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could cause an issuer to fail to pay principal or interest when due. Economic downturns often result in reduced levels of taxes collected and revenues earned, which could weaken the financial strength of a municipality. An issuer’s ability to pay interest and principal may be adversely affected by factors such as economic, political, regulatory or legal developments, a credit rating downgrade or other adverse news.

Risks Associated with Credit Ratings. A rating by an NRSRO represents the agency’s opinion as to the credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings of NRSROs present an inherent conflict of interest because such agencies are paid by the entities whose securities they rate. The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movements in the overall financial markets or changes in the level of interest rates). In addition, ratings may not be revised promptly to reflect developments in the issuer’s financial condition.

Liquidity Risk. Liquidity risk is the risk that a security could not be sold at an advantageous time or price due to a security downgrade or adverse conditions within the municipal market. The secondary market for certain municipal securities tends to be less well developed or liquid than many other securities markets which may impact the Fund’s ability to sell these securities at or near their perceived value. The lack of an active market or a reduced number of municipal market participants may increase the potential for pricing inefficiencies, erratic price movements, wider spreads, and increased volatility, which may become exacerbated during periods of economic or political stress or high selling activity.

Concentration Risk. Since the Fund concentrates its investments in Virginia municipal securities, an investment in the Fund may be adversely affected by factors that impact the Virginia economy or its political, geographic and demographic conditions. Virginia’s economy has strong ties to federal government and defense-related spending, as well as high technology industries, trade and tourism. Any reduction in government spending or downturn in these industries may adversely affect Virginia’s economy. In April 2017, Standard & Poor’s Global Ratings revised Virginia’s rating outlook to negative, citing structural imbalances and a drawdown of the state’s revenue stabilization reserve fund.

If the Fund’s investments are concentrated within a particular segment of the bond market, adverse developments affecting a sector of the market may cause the Fund’s performance to be more sensitive to developments affecting that sector than a fund that does not concentrate its investments.

Non-Diversification Risk. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a small number of issuers or in securities issued by entities having similar characteristics, the value of the Fund’s shares may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified fund.

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ETF Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained. An ETF is managed independently of the Fund and is subject to the risks of the underlying securities it holds or sectors that the ETF is designed to track. When the Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF, in addition to the Fund’s dir.ect fees and expenses.

Tax Risk. There is a risk that substantial changes in federal or state income tax laws could change the way the Fund’s distributions are treated for income tax purposes. Tax reform, including a lowering of individual or corporate tax rates, could reduce the attractiveness and overall demand for municipal bonds or cause a portion of the Fund’s tax-exempt dividends to be taxable to shareholders who are subject to the alternative minimum tax. In addition, certain Virginia constitutional amendments, legislative measures, executive orders, administrative regulations and vote initiatives could result in adverse consequences affecting Virginia tax-exempt securities.

What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in The Jamestown Tax Exempt Virginia Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5, and 10 years compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-738-1126.

The Fund’s 2018 year-to-date return through June 30, 2018 is -0.51%.

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During the periods shown in the bar chart, the highest return for a quarter was 3.58% during the quarter ended September 30, 2009 and the lowest return for a quarter was -2.61% during the quarter ended December 31, 2016.

Average Annual Total Returns For Periods Ended December 31, 2017:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Return Before Taxes	2.07%	0.99%	2.47%
Return After Taxes on Distributions	2.05%	0.99%	2.45%
Return After Taxes on Distributions and Sale of Fund Shares	1.93%	1.26%	2.51%
Bloomberg Barclays 1-10 Year Municipal Blend Index (reflects no deduction for fees, expenses, or taxes)	3.49%	2.02%	3.56%

Management of the Fund

Investment Advisor

Lowe, Brockenbrough & Company, Inc.

Portfolio Manager

Joseph A. Jennings, III, CFA is primarily responsible for the day-to-day management of the portfolio of The Jamestown Tax Exempt Virginia Fund. Mr. Jennings is a Managing Director of the Advisor and has been the portfolio manager of the Fund since July 2005.

INFORMATION RELEVANT TO BOTH FUNDS

Purchase and Sale of Fund Shares

Minimum Initial Investment — $5,000, except the minimum is $1,000 for tax-deferred retirement accounts

Minimum Subsequent Investment — None, except the minimum for participants in the Automatic Investment Plan is $100

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The Funds’ shares are redeemable. You may purchase or redeem (sell) shares of the Funds on each day that the Funds are open for business. Transactions may be initiated by written request, by wire transfer or through your financial institution.

Tax Information

Distributions by The Jamestown Equity Fund are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor.

The Jamestown Tax Exempt Virginia Fund’s distributions of interest on municipal obligations are generally not subject to federal income tax. To the extent the Fund invests in Virginia tax-exempt securities, distributions of interest on such securities will be exempt from federal income tax and from the personal income taxes of Virginia. Distributions by the Fund of interest on taxable securities and distributions of realized capital gains will be taxable to shareholders.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INVESTMENT INFORMATION

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives of each Fund may not be changed without the prior approval of a majority (as defined by the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund’s shares.

Jamestown Equity Fund. The investment objective of The Jamestown Equity Fund is long-term growth of capital. Current income is incidental to this objective and may not be significant.

Under normal circumstances, at least 80% of The Jamestown Equity Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities and the Fund’s shareholders will be provided with at least 60 days’ prior notice of any change in this policy.

Jamestown Tax Exempt Virginia Fund. The investment objectives of The Jamestown Tax Exempt Virginia Fund are to provide current income exempt

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from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment.

Under normal circumstances, at least 80% of The Jamestown Tax Exempt Virginia Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in Virginia tax-exempt securities and at least 80% of the Fund’s annual income will be exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax. This policy may not be changed without the approval of a majority (as defined in the Investment Company Act of 1940) of the Fund’s shares.

JAMESTOWN EQUITY FUND

Equity Selection. Equity securities for The Jamestown Equity Fund are selected based on several criteria, including, among other things:

1.	Fundamental factors such as financial strength, management record, size of the company, strategy and position of its major products and services.

2.	Stock rankings - Stocks are ranked using a proprietary multi-factor model. Factors include widely recognized measures of valuation, momentum, and growth. The model is periodically tested and adjusted for changes in market dynamics.

3.	Companies that screen well are then subject to qualitative, judgmental evaluation by the Advisor.

Money Market Instruments. Money market instruments, short-term liquid investments or cash will typically represent a portion of the Fund’s portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in 13 months or less and include U.S. Government obligations, repurchase agreements, bank debt instruments, shares of money market funds and other short-term obligations. When the Fund invests in shares of money market funds, there will be some duplication of expenses because the Fund will indirectly pay a proportionate share of the money market fund’s advisory fees and operating expenses.

JAMESTOWN TAX EXEMPT VIRGINIA FUND

Municipal Obligations. The Jamestown Tax Exempt Virginia Fund intends to invest in a broad range of investment grade municipal obligations, including: general obligation bonds, which are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from annual appropriations made by the state or local government legislature for the repayment of interest and principal or other specific revenue source, but not from the general taxing power; lease obligations

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backed by the municipality’s covenant to budget for the payments due under the lease obligation; prerefunded obligations that have been refinanced by their issuers and are funded by U.S. Treasury or other government agency securities held in a designated escrow account; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income tax. The value of the securities in which the Fund will invest usually fluctuates inversely with changes in prevailing interest rates. The terms “municipal obligations” and “tax exempt securities” are used interchangeably in this Prospectus to refer to debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax (without regard to whether the interest thereon is also exempt from the personal income taxes of any State).

Investment Quality. The Fund intends to limit its portfolio purchases to investment grade securities and at least 90% of its portfolio will be rated at least A by one of the NRSROs. There may be instances where the Advisor purchases bonds that are rated A by one rating agency and are not rated or rated lower than A by other rating agencies, and such purchase would be within the boundaries of the 90% limitation. The final determination of quality and value will remain with the Advisor. Although the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors in establishing creditworthiness. For as long as the Fund holds a fixed income issue, the Advisor monitors the issuer’s credit standing.

Duration. Duration is an important concept in the Advisor’s fixed income management philosophy. “Duration” and “maturity” are different concepts and should not be substituted for one another for purposes of understanding the investment philosophy of the Fund. The Advisor believes that for most fixed income securities “duration” provides a better measure of interest rate sensitivity than maturity. Whereas maturity takes into account only the final principal payments to determine the risk of a particular bond, duration weights all potential cash flows (principal, interest and reinvestment income, including the effect of optional call provisions) on an expected present value basis, to determine the “effective life” of the security.

The Advisor intends to limit the portfolio duration of the Fund to a 2-year minimum and a 10-year maximum. The precise point of the Fund’s duration within this range will depend on the Advisor’s view of the market. For purposes of the Fund, the duration calculation used is Macaulay duration adjusted for option features (such as call features or prepayment options). Adjusting for option features requires assumptions with respect to the probability of that option being exercised. These assumptions will be determined by the Advisor based upon current market conditions.

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The Fund expects the average maturity of its portfolio to be longer than the average duration. How much longer will depend upon, among other factors, the composition of coupons (higher coupons imply shorter duration), as well as overall interest rate levels (higher interest rates generally will result in shorter duration relative to maturity).

TEMPORARY DEFENSIVE STRATEGIES

Jamestown Equity Fund. For temporary defensive purposes, when the Advisor determines that market conditions warrant, the Fund may depart from its normal investment strategies and money market instruments may be emphasized, even to the point that 100% of the Fund’s assets may be so invested. Market conditions that may warrant a temporary defensive measure include weak market fundamentals, excessive volatility or a prolonged general decline in the securities markets or in the securities in which the Fund normally invests. Holding cash, even strategically, may lead to missed investment opportunities, particularly when the stock market is rising. When the Fund invests for temporary defensive purposes, it may not achieve its investment objectives.

Jamestown Tax Exempt Virginia Fund. Although the Advisor intends to invest at least 80% of the assets of the Fund in municipal obligations exempt from federal and Virginia state income taxes, market conditions may from time to time limit the availability of such obligations. The Advisor may invest the assets of the Fund in municipal obligations (including ETFs), the interest on which is exempt from federal income taxes, but which is subject to the personal income taxes of Virginia.

To protect the capital of shareholders of the Fund under adverse market conditions, the Fund may from time to time deem it prudent to hold cash or tax-exempt floating rate notes, or to purchase taxable short-term obligations. The Fund may hold up to 50% of its assets in cash or taxable short-term obligations as a temporary defensive measure. This may result in a decrease in the Fund’s yield or an increase in the proportion of its taxable income. These securities may consist of obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus and undivided profits in excess of $100 million; bankers’ acceptances of such banks; and commercial paper and other corporate debt obligations that are rated in the two highest rating categories by an NRSRO. When the Fund invests for temporary defensive purposes, it may not achieve its investment objectives.

CYBERSECURITY RISK

Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information or cause a Fund and/or its service providers to suffer data corruption or to lose operational functionality. These breaches may be intentional (such as “hacking” or infections from computer

17

viruses or other malicious software codes) or unintentional (such as an inadvertent release of confidential information). Cybersecurity breaches may affect a Fund, the issuers owned by a Fund, or a Fund’s third-party service providers.

HOW TO PURCHASE SHARES

There are no sales commissions charged to investors. You may obtain assistance in opening an account by calling Ultimus Fund Solutions, LLC (the “Administrator”) toll-free 1-866-738-1126, or by writing to the Administrator at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer or financial institution authorized to sell shares of the Funds. Contact your brokerage firm or financial institution to determine whether it is authorized to accept orders on behalf of the Funds. Your broker-dealer or financial institution may charge you a fee for its services.

You may open an account by mail or bank wire or through your broker or financial institution by following the procedures described below:

Minimum Initial Investment. The minimum initial investment in each Fund is $5,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Advisor’s sole discretion, accept certain accounts with less than the stated minimum initial investment.

Regular Mail Orders. An Account Application is available by calling 1-866-738-1126 or on the Funds’ website at www.gofilepoint.com/jamestown. Please complete and sign the Account Application, enclose your check made payable to the appropriate Fund, and mail it to:

The Jamestown Funds
c/o Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, “starter” checks, travelers’ checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.

By sending your check to the Administrator, please be aware that you are authorizing the Administrator to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Administrator receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Administrator cannot post the transaction electronically, you authorize the Administrator to present an image copy of your check for payment. If an

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order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

Bank Wire Orders. You may invest in the Funds by bank wire. To establish a new account or add to an existing account by wire, please call the Administrator at 1-866-738-1126 before wiring funds to advise the Administrator of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide the Administrator, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

US Bank NA
ABA# 042000013
For The Jamestown Funds #0199456716
For [Name of Fund]
For [Shareholder name and account number
or tax identification number]

It is important that the wire contains all information and that the Administrator receives prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Administrator as described under “Regular Mail Orders” above.

Through Your Broker or Financial Institution. Shares of the Funds may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Funds and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Funds. Purchase orders will be considered to have been received by the Funds when an authorized brokerage firm, financial institution, or its authorized designee, accepts the order. Orders will be priced at the Fund’s net asset value (“NAV”) next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that these organizations or their authorized designees carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Additional Investments. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Administrator at 1-866-738-1126 to alert the Administrator that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account

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number ready, if known. Mail orders should include, when possible, the “Invest by Mail” stub that is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

Important Information About Purchasing Shares. Shares will be purchased at a Fund’s NAV next determined after your order is received by the Administrator in proper form. An order is considered to be in proper form if it is complete and contains all necessary information to process the order, is accompanied by payment in full of the purchase amount, and is delivered in an approved manner as set forth in this Prospectus. Direct orders received in proper form by the Administrator, whether by mail or bank wire, prior to the close of the regular session of trading on the New York Stock Exchange (the “Exchange”) on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day. Purchase orders received in proper form by authorized broker-dealers and other financial institutions, or their authorized designees, prior to the close of the regular session of trading on the Exchange on any business day will purchase shares at the NAV determined on that day.

Important Information About Liability. You should be aware that the Funds’ Account Application contains provisions in favor of the Funds, the Advisor, the Administrator and certain of their affiliates, excluding such entities from certain liability in connection with the performance of any acts instructed by the shareholder or genuinely believed to be instructed by the shareholder; provided, however, that such entities will be excluded from liability only if such entities have exercised due care to determine that the instructions are genuine. If reasonable procedures are not followed by such entities, they will not be excluded from liability.

Automatic Investment Plan. The Automatic Investment Plan enables you to make automatic investments in shares of the Funds from your bank, savings and loan or other depository institution account. With your authorization and bank approval, the Administrator will automatically charge your account the amount specified ($100 minimum) which will be automatically invested in Fund shares at the then current NAV on or about the 15th day and/or the last business day of the month. Your depository institution may impose its own charge for making transfers from your account. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Exchange Privilege. You may use proceeds from the redemption of shares of one Fund to purchase shares of the other Fund, provided that shares of the Fund to be acquired are offered for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the

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NAV next determined after receipt by the Administrator of the written exchange request in proper form. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Frequent Purchases and Redemptions of Fund Shares. The Funds have been designed as long-term investments and not as frequent or short-term trading (“market timing”) options. The Funds discourage and do not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, monitor shareholder trading activity to ensure compliance with the Funds’ policies. The Funds prepare reports illustrating purchase and redemption activity to detect market timing activity. The Funds have also reserved the right to impose a limit on the number of exchanges between the Funds. In addition, the Funds reserve the right

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to reject any purchase request that they believe to be market timing or otherwise potentially disruptive in nature. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Funds. The Funds may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor to implement the Funds’ investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Funds’ ability to maximize investment returns; and potentially diluting the value of the Funds’ shares. These risks can have an adverse affect on the Funds’ performance.

The Funds have entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transaction in shares of the Funds when shares are held in omnibus accounts. The Funds rely on intermediaries to help enforce their market timing policies. For example, intermediaries assist the Funds in determining whether an investor is trading in violation of the Funds’ policies. The Funds reserve the right to reject an order placed from an omnibus account. Although the Funds have taken these steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES

You may redeem shares of the Funds on each day that the Exchange is open for business. You may redeem shares by mail or through your broker or financial institution by following the procedures described below:

By Mail. Your request should be mailed to The Jamestown Funds, c/o Shareholder Services, P.O. Box 46707, Cincinnati, Ohio 45246-0707 and include the following information:

●	your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

●	any required signature guarantees (see “Signature Guarantees”); and

●	other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

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All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day’s close of trading. Otherwise, your order will redeem shares at the NAV determined on the next business day. An order is considered to be in proper form if it is complete and contains all necessary information to process the order (including the proper account information, the number of shares or dollar amount to be redeemed and the appropriate signatures), and is delivered in an approved manner as set forth in this Prospectus

If you are uncertain of the requirements for redemption, please contact the Administrator at 1-866-738-1126, or write to the address shown above.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds. Redemption orders will be considered to have been received by the Funds when an authorized brokerage firm, financial institution, or its authorized designee, accepts the order. Your redemption will be processed at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Administrator.

Receiving Payment. Whether you request payment by check, wire, or through an Automated Clearing House (“ACH”) transaction, your redemption proceeds will be sent to you within 3 business days after receipt of your redemption request in proper form. However, a Fund may delay forwarding a redemption payment for recently purchased shares while it determines whether the purchase payment will be honored. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be sent to you upon clearance of your payment to purchase shares. You may reduce or avoid such delay (which may take up to 15 days from the purchase date) if you purchase shares by certified check or wire transfer. The Funds typically expect to meet redemption requests from the sale of their money market instrument (cash) holdings or from the sale of other portfolio assets. These methods will typically be used during both regular and stressed market conditions.

You may choose to have redemption proceeds mailed to your address of record, your bank, or to any other authorized person. You may have the proceeds sent to your domestic bank by bank wire ($5,000 minimum) or ACH ($100 minimum) on days that your bank is open for business. Redemption proceeds will only be

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sent to the bank account or person named in your Account Application currently on file with the Funds. You may change your redemption instructions any time you wish by sending a letter to the Administrator with your new redemption instructions.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $1,000 for tax-deferred retirement accounts (due to redemptions, exchanges or transfers, but not due to market action) upon 60 days’ written notice. If you bring your account value up to the minimum requirements during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

Redemptions in Kind. Each Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” This would be done only when circumstances exist that would, in the opinion of the Advisor, make it in the best interests of the Fund and its shareholders to do so. In such case, the Advisor, under the supervision of the Board of Trustees and in accordance with the Trust’s procedures, may authorize payment to be made in portfolio securities or other property of the Fund. A redemption in kind will typically be made by delivering readily marketable securities to the redeeming shareholder within 3 business days after receipt of an in-kind redemption request in proper form. The securities that are redeemed in-kind will be equal to the market value of your shares being redeemed and will be priced using the same procedures that are used to compute the Fund’s NAV. It is the Advisor’s intention, at the present time, to reimburse shareholders for their brokerage costs and any other fees or losses incurred by them in selling such securities immediately upon receipt thereof. The Advisor may determine to discontinue this practice at any time without notice to shareholders.

Signature Guarantees. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption if the shares to be redeemed have a value of more than $50,000. Signature guarantees are also required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial Account Application, and (3) if the name(s) or the address on your account has been changed within 15 days of your redemption request. The Administrator will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion Program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. The Administrator has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Administrator reserve the right to amend these standards at any time without notice.

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Systematic Withdrawal Plan. If your shares of either Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check, on the 15th and/or the last business day of each month, in a stated amount of not less than $100. The Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application or by writing to the Administrator.

HOW NET ASSET VALUE IS DETERMINED

The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of business of the regular session of the Exchange (normally 4:00 p.m., Eastern time). Each Fund’s NAV is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information (“SAI”) for further details.

Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Fixed income securities, including municipal bonds, are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. Securities traded on a national stock exchange, including common stock, are generally valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities that are traded over-the-counter are valued at the last sale price, if available; otherwise, at the last quoted bid price.

When market quotations are not readily available, if a pricing service cannot provide a price, or the Advisor believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees. Valuing portfolio securities at fair value involves reliance on judgment and a security’s fair value may differ depending on the method used for determining value. As a result, the values of some securities used to calculate a Fund’s NAV may differ from quoted or published prices for the same securities.

To the extent any assets of a Fund are invested in other investment companies that are registered under the 1940 Act, the Fund’s NAV with respect to those assets is calculated based upon the NAVs, as reported by those companies. The prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

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MANAGEMENT OF THE FUNDS

Each Fund is a series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

In addition to acting as investment advisor to the Funds, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, endowments, foundations, other business and institutional accounts and individuals. The address of the Advisor is 1802 Bayberry Court, Suite 400, Richmond, Virginia 23226.

Subject to the authority of the Board of Trustees, the Advisor provides a continuous program of supervision of each Fund’s assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Advisor is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies approved by the Trustees, and provides certain executive personnel to the Funds.

Compensation of the Advisor with respect to The Jamestown Equity Fund is at the annual rate of 0.65% on the first $500 million of the Fund’s average daily net assets; and 0.55% on average daily assets over $500 million. The Advisor currently intends to voluntarily waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund (excluding Acquired Fund Fees and Expenses, taxes, interest and extraordinary expenses) to 0.95% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and annual operating expenses of the Fund may therefore exceed 0.95% of its average daily net assets. During the fiscal year ended March 31, 2018, The Jamestown Equity Fund paid investment advisory fees (after fee waivers) equal to 0.60% of the Fund’s average daily net assets.

Compensation of the Advisor with respect to The Jamestown Tax Exempt Virginia Fund is at the annual rate of 0.40% on the first $250 million of the Fund’s average net daily net assets; 0.35% on the next $250 million of average daily assets; and 0.30% on average daily assets over $500 million. The Advisor currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund (excluding Acquired Fund Fees and Expenses, taxes, interest and extraordinary expenses) to 0.69% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and annual operating expenses of the Fund may therefore exceed 0.69% of its average daily net assets. During the fiscal year ended March 31, 2018, The Jamestown Tax Exempt Virginia Fund paid investment advisory fees (after fee waivers) equal to 0.12% of the Fund’s average daily net assets.

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For a discussion of the factors considered by the Board of Trustees in its most recent approval of each Fund’s Investment Advisory Agreement, including the Board’s conclusions with respect thereto, see the Funds’ annual report for the year ended March 31, 2018.

Portfolio Managers. Charles M. Caravati, III, CFA and Richard H. Skeppstrom, II are primarily responsible for managing the portfolio of The Jamestown Equity Fund and have acted in this capacity since August 2000 and January 2017, respectively. Mr. Caravati is Chief Investment Officer and a Managing Director of the Advisor and has been with the firm since 1992. Mr. Skeppstrom is a Managing Director and Portfolio Manager of the Advisor and has been with the firm since December 2015. Prior to joining the firm, Mr. Skeppstrom worked at Eagle Asset Management, Inc. for fourteen years, last serving as a Managing Director and Portfolio Co-Manager. Joseph A. Jennings, III, CFA is primarily responsible for managing the portfolio of The Jamestown Tax Exempt Virginia Fund and has acted in this capacity since July 2005. Mr. Jennings is a Managing Director of the Advisor and has been with the firm since 1999.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Funds.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund has qualified and intends to remain qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains that it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Funds intend to withhold federal income taxes on taxable distributions made to shareholders who are subject to such withholding.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for any Fund. Current practice of the Funds, subject to the discretion of management is as follows: The Jamestown Equity Fund intends to declare dividends from net investment income quarterly, payable during the last week of each calendar quarter on a date selected by management; and The Jamestown Tax Exempt Virginia Fund intends to declare dividends from net investment income on each business day and to pay such dividends monthly. In addition, distributions out of any net short-term capital gains may be made throughout the year and distributions of any long-term capital gains derived from the sale of securities may be made at least once each year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year.

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Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Funds, certain income may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

Dividends and capital gains distributions may be reinvested in additional shares of the Funds or paid in cash, as indicated on your Account Application. If no option is selected on your Application, distributions will automatically be reinvested in additional shares. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds. In addition to federal taxes, you may be subject to state and local taxes on distributions. Redemptions and exchanges of shares of the Funds are taxable events on which you may realize a gain or loss.

The Emergency Economic Stabilization Act of 2008 requires that mutual fund companies report cost basis information to the Internal Revenue Service (“IRS”) on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under these regulations, mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the Funds’ default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Funds’ default method of Average Cost is more appropriate, the shareholder must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades.

All Covered Shares purchased in non-retirement accounts are subject to the cost basis reporting regulations. Non-covered shares are mutual fund shares that were acquired prior to the effective date of January 1, 2012. Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered mutual fund shares. Non-covered shares will be redeemed first unless otherwise specified.

Jamestown Tax Exempt Virginia Fund — Because The Jamestown Tax Exempt Virginia Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Internal Revenue Code, it is expected that the Fund will not be required to pay any federal income or excise taxes. The Fund also expects that its dividends paid from interest on municipal obligations will generally be exempt from federal income tax because the Fund intends to satisfy certain requirements of the Internal Revenue Code. One such requirement

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is that at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consist of obligations whose interest is exempt from federal income tax. Distributions of income from investments in taxable securities and from certain other investments of the Fund (including capital gains from the sale of securities) will be taxable to the shareholder, whether distributed in cash or in additional shares. However, it is expected that such amounts will not be substantial in relation to the tax-exempt interest received by the Fund.

A statement will be sent to each shareholder of the Fund after the end of each calendar year setting forth the federal income tax status of all distributions for such calendar year, including the portion exempt from federal income tax as “exempt-interest dividends;” the portion, if any, that is a tax preference item under the federal alternative minimum tax; the portion taxable as ordinary income; and the portion taxable as long-term capital gains.

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt bonds and distributions by the Fund of such interest a tax preference item for purposes of the individual alternative minimum tax. Applicable tax law and changes therein may also affect the availability of municipal obligations for investment by the Fund and the value of the Fund’s portfolio.

Under existing Virginia tax laws, as long as the Fund qualifies as a “regulated investment company” under the Internal Revenue Code, and provided the Fund is invested in obligations the interest on which would be exempt from Virginia personal income taxes if held directly by an individual shareholder (such as obligations of Virginia or its political subdivisions, or of the United States or of certain territories or possessions of the United States), dividends paid by the Fund that represent interest received by the Fund on such obligations will be exempt from Virginia personal income taxes. To the extent that distributions by the Fund are derived from long-term or short-term capital gains on such obligations, or from interest or capital gains on other types of obligations, such distributions will not be exempt from Virginia personal income tax.

Capital gains or losses realized from a redemption of shares of the Fund by a Virginia resident will be taxable for Virginia personal income tax purposes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund will not be deductible for federal or Virginia income tax purposes.

This discussion of the federal and state income tax consequences of an investment in the Funds is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). Information for the fiscal years March 31, 2016 through March 31, 2018 has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the annual report, which is available upon request. Information for fiscal years prior to March 31, 2016 was audited by the Trust’s former independent registered public accounting firm.

THE JAMESTOWN EQUITY FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2018		2017		2016	2015	2014
Net asset value at beginning of year	$20.89		$19.57		$21.91	$22.47	$19.60

Income (loss) from investment operations:
Net investment income	0.19		0.19		0.16	0.16	0.15
Net realized and unrealized gains (losses) on investments	2.51		2.12		(1.18)	1.96	4.30
Total from investment operations	2.70		2.31		(1.02)	2.12	4.45

Less distributions:
Dividends from net investment income	(0.19)		(0.20)		(0.16)	(0.16)	(0.15)
Distributions from net realized gains	(1.30)		(0.79)		(1.16)	(2.52)	(1.43)
Total distributions	(1.49)		(0.99)		(1.32)	(2.68)	(1.58)

Net asset value at end of year	$22.10		$20.89		$19.57	$21.91	$22.47

Total return (a)	13.35%		12.14%		(4.96%)	10.14%	23.55%

Net assets at end of year (000’s)	$37,570		$37,460		$37,682	$29,596	$30,746

Ratio of total expenses to average net assets	1.03%		1.03%		1.03%	1.09%	1.07%

Ratio of net expenses to average net assets (b)	0.95	%(c)	0.95	%(c)	1.00%	1.05%	1.03%

Ratio of net investment income to average net assets (b)	0.87	%(c)	0.96	%(c)	0.82%	0.71%	0.72%

Portfolio turnover rate	18%		27%		50%	29%	21%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or realized capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement.

(c)	Ratio was determined after voluntary advisory fee waivers by the Adviser.

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THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2018		2017	2016	2015	2014
Net asset value at beginning of year	$9.96		$10.21	$10.18	$10.16	$10.47

Income (loss) from investment operations:
Net investment income	0.17		0.18	0.21	0.24	0.26
Net realized and unrealized gains (losses) on investments	(0.17)		(0.25)	0.03	0.02	(0.30)
Total from investment operations	0.00	(a)	(0.07)	0.24	0.26	(0.04)

Less distributions:
Dividends from net investment income	(0.17)		(0.18)	(0.21)	(0.24)	(0.26)
Distributions from net realized gains	(0.00	)(a)	—	—	—	(0.01)
Total distributions	(0.17)		(0.18)	(0.21)	(0.24)	(0.27)

Net asset value at end of year	$9.79		$9.96	$10.21	$10.18	$10.16

Total return (b)	0.04%		(0.66%)	2.40%	2.61%	(0.37%)

Net assets at end of year (000’s)	$24,562		$25,201	$25,647	$26,695	$26,284

Ratio of total expenses to average net assets	0.97%		0.94%	0.90%	0.88%	0.88%

Ratio of net expenses to average net assets (c)	0.69%		0.69%	0.69%	0.69%	0.69%

Ratio of net investment income to average net assets (c)	1.74%		1.82%	2.08%	2.38%	2.59%

Portfolio turnover rate	8%		13%	11%	16%	1%

(a)	Amount rounds to less than $0.01 per share.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or realized capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratios were determined after voluntary advisory fee waivers by the Adviser.

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PRIVACY NOTICE

FACTS	WHAT DO THE JAMESTOWN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ Assets

■ Retirement Assets

■ Transaction History

■ Checking Account Information

■ Purchase History

■ Account Balances

■ Account Transactions

■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Jamestown Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Jamestown Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-738-1126

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Who we are
Who is providing this notice?	Williamsburg Investment Trust Ultimus Fund Distributors, LLC Ultimus Fund Solutions, LLC
What we do
How do The Jamestown Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do The Jamestown Funds collect my personal information?

We collect your personal information, for example, when you

■ Provide account information

■ Give us your contact information

■ Make deposits or withdrawals from your account

■ Make a wire transfer

■ Tell us where to send the money

■ Tell us who receives the money

■ Show your government-issued ID

■ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■ Affiliates from using your information to market to you

■ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Lowe, Brockenbrough & Company Inc., the investment adviser to The Jamestown Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Jamestown Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Jamestown Funds don’t jointly market.

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THE JAMESTOWN FUNDS No-Load Mutual Funds

Investment Advisor

Lowe, Brockenbrough & Company
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226
www.lowebrockenbrough.com

Administrator

Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
(Toll-Free) 1-866-738-1126

Custodian

US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered
Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel

Sullivan & Worcester LLP
1666 K Street, NW
Washington, D.C. 20006

Board of Trustees

John P. Ackerly, IV
John T. Bruce
Robert S. Harris
George K. Jennison
Harris V. Morrissette
Elizabeth W. Robertson

PORTFOLIO MANAGERS

The Jamestown Equity Fund

Charles M. Caravati, III, CFA
Richard K. Skeppstrom, II

The Jamestown Tax Exempt Virginia Fund

Joseph A. Jennings, III, CFA

FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the SAI, which is incorporated by reference in its entirety. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds’ performance during their last fiscal year.

This Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived. The Funds enter into contractual arrangements with various parties, including, among others, the Advisor, who provide services to the Funds. Shareholders are not parties to, or third party beneficiaries of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

 1-866-738-1126

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds’ website at www.gofilepoint.com/jamestown.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

The Funds are series of Williamsburg Investment Trust (File No. 811-05685)

STATEMENT OF ADDITIONAL INFORMATION

THE DAVENPORT FUNDS

DAVENPORT CORE FUND – Ticker: DAVPX

DAVENPORT VALUE & INCOME FUND – Ticker: DVIPX

DAVENPORT EQUITY OPPORTUNITIES FUND – Ticker: DEOPX

DAVENPORT SMALL CAP FOCUS FUND – Ticker: DSCPX

DAVENPORT BALANCED INCOME FUND – Ticker: DBALX

SERIES OF WILLIAMSBURG INVESTMENT TRUST

August 1, 2018

GENERAL INFORMATION ABOUT THE TRUST	2
FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS	3
INVESTMENT LIMITATIONS	22
TRUSTEES AND OFFICERS	25
INVESTMENT ADVISER	34
ADMINISTRATOR	42
DISTRIBUTOR	43
OTHER SERVICE PROVIDERS	43
PORTFOLIO SECURITIES AND BROKERAGE	43
SHAREHOLDER ACCOUNT INFORMATION	45
PURCHASE OF SHARES	46
REDEMPTION OF SHARES	47
PRINCIPAL SHAREHOLDERS	48
NET ASSET VALUE DETERMINATION	48
FUND EXPENSES	49
ADDITIONAL TAX INFORMATION	49
PROXY VOTING AND PORTFOLIO HoldingS DISCLOSURE POLICIES	52
FINANCIAL STATEMENTS	55
APPENDIX A - DESCRIPTION OF BOND RATINGS	56
APPENDIX B – POLICIES AND PROCEDURES FOR VOTING PROXIES	58

This Statement of Additional Information (“SAI”) is not a prospectus and should only be read in conjunction with the Prospectus of The Davenport Funds dated August 1, 2018. This SAI is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at no charge, by writing to Williamsburg Investment Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-800-281-3217.

GENERAL INFORMATION ABOUT THE TRUST

The Davenport Core Fund (the “Core Fund”), the Davenport Value & Income Fund (the “Value & Income Fund”), the Davenport Equity Opportunities Fund (the “Equity Opportunities Fund”), the Davenport Small Cap Focus Fund (the “Small Cap Focus Fund”) and the Davenport Balanced Income Fund (the “Balanced Income Fund”) are five separate no-load series of Williamsburg Investment Trust (the “Trust”). The Core Fund, Value & Income Fund, Equity Opportunities Fund, Small Cap Focus Fund and Balanced Income Fund are referred to individually as a “Fund,” collectively, the “Funds.” The Trust is an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees (the “Board”) has overall responsibility for management of the Trust under the provisions of the Trust’s Agreement and Declaration of Trust and the laws of Massachusetts governing business trusts. The Funds are managed by Davenport & Company LLC (the “Adviser”).

The Declaration of Trust currently provides for the shares of twelve funds, or series, to be issued. In addition to the Funds, the Trust consists of The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond Virginia; the FBP Equity & Dividend Plus Fund and the FBP Appreciation & Income Opportunities Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; and The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund, which are managed by Leavell Investment Management, Inc. of Mobile, Alabama. The Trustees are permitted to create additional series, or funds, at any time.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office until their retirement at age 75, except that: (1) any Trustee may resign and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust’s custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this SAI. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust does not expect to hold annual meetings of shareholders.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund’s assets over its liabilities. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters that affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions that are intended to mitigate such liability.

The By-Laws of the Trust contain a forum selection clause which provides that any court action against or on behalf of the Trust be brought in the Business Litigation Section of the Massachusetts Superior Court in Suffolk County, Massachusetts, which handles complex business and commercial disputes. The By-Laws also define what actions may be brought directly by shareholders and which must be brought derivatively on behalf of the Trust and require that the Court refer to mandatory arbitration all direct shareholder claims except for those asserting fraud in connection with the purchase or sale of shares. The purpose of this forum selection provision is to provide for efficient and equitable disposition of legal proceedings by courts and arbitrators with expertise in the applicable Massachusetts law.

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about the Funds’ strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

The Core Fund, Value & Income Fund, Balanced Income Fund and Small Cap Focus Fund are diversified series of the Trust and the Equity Opportunities Fund is a non-diversified series. The Small Cap Focus Fund was organized as a non-diversified series, but changed to a diversified series on August 1, 2018, in accordance with the position taken by the Securities and Exchange Commission (the “SEC”) that a non-diversified fund that operates for more than three years as diversified is deemed to be diversified. With respect to 75% of its total assets, a diversified fund may not: (1) invest more than 5% of its total assets in the securities of a single issuer, and (2) hold more than 10% of the outstanding voting securities of a single issuer. However, the diversification of a Fund’s holdings is measured at the of purchase and if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects the value of several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, a Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite qualifying as a diversified series. Although there is no restriction as to how much the Equity Opportunities Fund may invest in the securities of any one issuer as a non-diversified series, the Equity Opportunities Fund must meet certain diversification requirements in order to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Equity Opportunities Fund may be subject to greater risks than a diversified series because of the larger impact of fluctuation in the values of securities of fewer issuers.

Industry/Sector Risk. The greater a Fund’s exposure to any single type of investment, including investment in a given industry, sector, country, region or type of security, the greater the impact the performance of that investment will have on the Fund’s performance. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities of companies in the same industry may react similarly to, and move in unison with, one another. An industry or a sector’s performance over any period of time may be quite different from that of the overall market. Certain sectors, such as technology, financial services or energy, can be highly volatile. As of March 31, 2018, the Small Cap Focus Fund had 27.9% of the value of its net assets invested in stocks within the industrials sector and the Balanced Income Fund had 25.0% of the value of its net assets invested in common stocks, ETFs and corporate bonds within the financials sector. Sectors are determined by reference to the classifications set forth in the Funds’ annual and semi-annual reports. The sectors in which a Fund may have greater exposure will vary from time to time.

•	Gaming Industry: Companies in the gaming, casino and related industries are highly regulated, and state and federal legislative changes can significantly impact the profitability of companies in those industries. Casino and gaming companies are also very competitive and existing companies may face competitive challenges as a result of new products, new casino concepts and new venues. The gaming industry may be negatively affected by unpredictable earnings, changes in economic conditions and changing consumer tastes. Securities of gaming companies may be considered speculative and generally exhibit greater volatility than the overall market.

•	Financial Industry: Companies in the financial industry are subject to certain risks, including the risk of corporate and consumer debt defaults, price competition, regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. The performance of these companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g. subprime loans). Companies in the financial industry are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, the profitability of such companies is largely dependent upon the availability and the cost of capital.

•	Technology Industry: Companies in the technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Technology companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their new products. Companies in the technology sector are also heavily dependent on patent and intellectual property rights, and a loss or impairment of these rights may adversely affect the profitability of these companies. Technology companies engaged in manufacturing, such as semiconductor companies, often operate internationally which could expose them to risks associated with instability and changes in economic and political conditions, including currency fluctuations, changes in foreign regulations, competition from subsidized foreign competitors with lower production costs and other risk inherent to international business.

•	Internet-Related Industry: The value of companies engaged in the internet industry, which is a developing industry, is particularly vulnerable to rapidly changing technology, extensive governmental regulation and relatively high risks of obsolescence caused by scientific and technological advances. In addition, companies engaged in internet-related activities are difficult to value and may have high share prices relative to their earnings which they may not be able to maintain over the long-term. Moreover, many internet companies are not yet profitable and may need additional financing to continue their operations. There is no guarantee that such financing will be available when needed. Since many internet companies are start-up companies, the price of their securities historically has been more volatile than other securities.

•	Health Industry: Companies in the health industry are subject to the additional risks of increased competition within the health care industry, changes in legislation or governmental regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The price of securities of health science companies may fluctuate widely due to governmental regulation and the ability to obtain approval of their products and services, which may have a significant effect on their price and availability. In addition, these products may quickly become obsolete. Liability for products that are later alleged to be unsafe or harmful may be substantial and have a significant impact on a company’s market value or share price.

•	Consumer Discretionary Industry: The consumer discretionary sector may be affected by fluctuations in supply and demand and may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

•	Consumer Staples Industry: Companies in the consumer staples sector may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, product cycles and marketing competition. Companies in the consumer staples sector may be negatively impacted by government regulations affecting their products and may also be subject to risks relating to the supply of, demand for, and prices of raw materials. In addition, the success of food, beverage, household and personal product companies, in particular, may be strongly affected by unpredictable factors, such as, demographics, consumer spending, and product trends

•	Industrials: Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general or a decline in demand due to rapid technological developments and frequent new product introductions. The performance of these companies may also be affected by governmental regulation, world events and economic conditions and the risks of environmental damage and product liability claims.

•	Utilities: The performance of utility stocks is expected to reflect conditions affecting the utilities industry, which is sensitive to factors such as interest rates, local and national government regulations, the price and availability of materials used in the particular utility, environmental protection or energy conservation regulations, the level of demand for services and the risk associated with construction and operating certain types of facilities. Telecommunication companies and products may be highly dependent on innovations and expansion of existing technologies, such as internet communications, as well as intense pricing competition and industry consolidation.

•	Real Estate Investment Trusts (“REITs”). While the Funds will not invest in real estate directly, they may be subject to risks similar to those associated with real estate investments because of their ability to purchase securities of companies that generate income from the real estate industry. A REIT is a pooled investment vehicle that may invest primarily in income producing real estate or real estate related loans or interests. Such REITs are dependent upon management skills, subject to the strength of the real estate market and could be affected by the following factors: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variation in rental income; changes in neighborhood values and functional obsolescence and appeal of properties to tenants. Other REITs that operate as property leasing companies for a particular industry, such as the wireless network or timber industry, are more dependent on the strength of their underlying industry than the strength of the real estate market. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and failing to maintain exemption from the 1940 Act. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by a Fund, there will be a layering of fees, which would increase expenses.

•	Commodities. The Funds may invest in securities (including exchange-traded funds, “ETFs”) whose performance is linked to the price of an underlying commodity or commodity index. The performance of these securities depends to a great extent on the performance of the commodity in which they invest and involve the risks and pricing characteristics similar to direct investments in that commodity. Precious metals such as gold, silver, platinum and palladium, have at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. Investments in precious metals can present concerns such as delivery, storage, and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Investments in energy-related industries may be affected by changes in supply and demand and government regulations. Other types of commodities may be subject to certain risks, including regulatory, economic, environmental and political developments, weather events, natural disasters and market disruptions.

•	Energy Industry. Companies in the energy industry, such as coal, natural gas and crude oil, may have distinctly higher volatility than other types of securities, due in part to their physical properties which can affect the available supply and the real time pricing of these commodities. Factors unique to energy stocks include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand and may be susceptible to international political and economic developments and the success of exploration projects. The oil and natural gas market has experienced periods of volatility and fluctuation that is often based on factors that may be out of the control of the issuers of such securities. Fluctuations in the energy market may impact the price of securities exposed indirectly to energy risk, including securities issued by governments in countries where the economy depends heavily on commodities and in the securities of issuers located in or exposed to such countries. Energy companies may have high levels of debt and may be more likely to restructure their businesses if there are downturns in energy markets or the economy as a whole.

Master Limited Partnerships (“MLPs”). MLPs are formed as limited partnerships or limited liability companies and taxed as partnerships for federal income tax purposes. The securities issued by many MLPs are listed and traded on a U.S. exchange. An MLP typically issues general partner and limited partner interests or managed member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and may receive incentive distribution payments from, the MLP. The limited partners, or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operations and management of the entity and receive cash distributions.

The general partner or managing member may be structured as a private or publicly-traded corporation or other entity. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay federal income taxes. Currently most MLPs operate in the midstream energy (oil and gas pipelines and storage) or real estate sectors. Equity securities issued by MLPs typically consist of common and subordinated units (which represent the limited partner or member interests) and a general partner or management member interest.

Smaller Capitalization Securities. Smaller capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions can decrease the value and liquidity of such securities, which could increase the volatility of small cap securities. Companies that are small or unseasoned (i.e., less than three years of operating history) are more likely than larger or established companies to fall short of their goals or be unsuccessful.

Foreign Securities. Each Fund (excluding the Balanced Income Fund) may invest up to 30% of its net assets in foreign securities if the Adviser believes such investment would be consistent with the Fund’s investment objective. If a change in securities values or net assets results in a Fund having more than 30% of its net assets invested in foreign securities, the Adviser will not be required to sell foreign securities in order to reduce the Fund’s holdings to below 30%. The Balanced Income Fund may invest in both equity and debt obligations of foreign issuers if the Adviser believes such investment would be consistent with the Fund’s investment objective. The Funds may invest in securities of foreign issuers directly, in the form of sponsored American Depositary Receipts (“ADRs”) or through investments in ETFs. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus.

Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Global economies may be less stable than the U.S. economy because of institutional weaknesses or economic dislocations and crises have ensured from time to time, both in developed and developing countries. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties enforcing judgments against such issuers with respect to claims under U.S. securities laws. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation, economic sanctions or other restrictions and it is possible that a Fund could be prohibited from investing in securities issued by companies subject to such restrictions. Investments in domestic securities may create indirect exposure to non-U.S. markets if any issuers of those securities are exposed to non-U.S. markets such as when an issuer does a significant amount of business in or relies upon suppliers from non-U.S. markets.

Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. Countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Union (“EU”) and European Economic and Monetary Union, which require member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. In June 2016, the United Kingdom (“the UK”) approved a referendum to leave the EU, commonly referred to as “Brexit”. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. Political and military events, including in North Korea, Syria and other areas of the Middle East, Venezuela and nationalist unrest in Europe, also may cause market disruptions. Any potential developments or market perceptions concerning these, and related issues could adversely affect the value of foreign securities.

Passive Foreign Investment Companies. Some securities of companies domiciled outside the U.S. in which the Funds may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are foreign corporations which generate primarily passive income. Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There is also the risk that a Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. There can be no guarantee that a Fund’s efforts to ensure compliance with federal tax reporting of PFIC investments will always be successful.

Market Events and Global Economic Risks. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region across the globe. Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructuring, and other events related to the sub-prime mortgage crisis in 2008; financial distress in the U.S. auto industry; steep declines in oil prices; credit and liquidity issues involving certain money market and high yield mutual funds; S&P’s downgrade of the U.S. long-term sovereign debt and measures to address U.S. federal and state budget deficits; governmental efforts to limit short selling and high frequency trading; social, political and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in currency exchange rates; and China’s economic slowdown. The imposition of sanctions by the United States or another government on a country could cause disruptions to the country’s financial system and economy.

In addition to financial market volatility, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, or interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Additionally, with continued economic recovery and the cessation of certain market support activities, a Fund may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. These events and possible continuing market volatility may have an adverse effect on a Fund, including making it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The Funds are subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets generally. War, terrorism and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Political turmoil within the U.S. and abroad may also impact the Funds. Although the U.S. Government has honored its credit obligations, it remains possible that the U.S. could default on its obligations, which could be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments. The U.S. is also considering significant new investments in infrastructure and national defense which, coupled with lower federal tax revenue, could lead to increased government borrowing and higher interest rates. Those events, as well as other changes in foreign and domestic political and economic conditions could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of a Fund’s investments.

Fixed Income Investments. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issue. Fixed income securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of fixed income securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. Interest rate changes can be sudden and unpredictable, and a wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). While interest rates in the U.S. and abroad have been unusually low in recent years, the decision by the U.S. Federal Reserve to raise the target fed funds rate and the possibility that the Federal Reserve may continue with such rate increases, among other factors, could cause markets to experience high volatility. Any future interest rate increases or other adverse conditions (e.g., inflation/deflation, increased selling of certain fixed-income investments across other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) could cause the value of fixed income investments to decrease. In addition, new regulations applicable to and changing business practices of financial intermediaries that make markets in fixed income securities may result in those financial intermediaries restricting their market-making activities for certain fixed income securities, which may reduce the liquidity and increase the volatility for such fixed income securities. If sudden or large-scale rises in interest rates were to occur, a Fund could face above-average redemption requests, which could cause it to lose value due to downward pricing forces and reduced market liquidity.

Investment Grade Securities. Investment grade fixed-income securities are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) at the time of purchase by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), or unrated securities that the Adviser considers to be of comparable quality. The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates). Also, ratings may, from time to time, be changed to reflect developments in the issuer’s financial condition.

Non-Investment Grade Securities. Non-investment grade securities are fixed income securities that are rated below investment grade by an NRSRO and are generally considered to be “junk” bonds and speculative in certain respects. Lower-rated debt securities involve greater risk of default or price changes than higher-rated securities due to changes in the issuer’s creditworthiness. Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Credit quality in the markets for lower rated fixed income securities can change unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular security. During periods of deteriorating economic conditions or increased interest rates, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced, which can adversely affect the ability of a Fund to dispose of its portfolio securities. Bonds for which there is a thin market may be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process. Besides credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments, adverse publicity and investor perceptions.

A description of the various bond ratings by the NRSROs is attached to this SAI as Appendix A. The NRSROs include Moody’s Investors Service, Inc (“Moody’s”), Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings. A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that individual analysts give different weightings to the various factors involved in credit analysis, and the quality of fixed-income securities in which the Fund may invest should be continuously reviewed. If a fixed-income security held by a Fund receives a split rating from two NRSROs the Adviser will determine which rating is appropriate. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained from other sources that are considered reliable by the NRSROs. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor.

Restricted Securities. Restricted securities are securities without readily available market quotations and include privately placed debt, rule 144A securities and preferred equity securities. Restricted securities will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the Board of Trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets, and the availability of qualified investors, all of which can change from time to time.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, a Fund may be obligated to pay all or a part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). A Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders). Restricted securities may be priced at fair value as determined in good faith under procedures approved by the Trust’s Board of Trustees.

Liquidity Risk for Fixed Income Securities. Liquidity risk is the risk associated with any event, circumstances or characteristic of an investment or market that negatively impacts a Fund’s ability to sell, or realize the proceeds from the sale of an investment at a desirable time or price. Certain investments that were liquid at the time of purchase may later become illiquid, particularly in times of overall economic stress or during changing regulatory, market or other conditions. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income mutual funds may be higher than normal; the selling of fixed-income securities to satisfy fund shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing a Fund’s ability to sell such securities.

U.S. Government Securities. The Funds may invest in debt obligations that are issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”) as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or the Funds’ shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through “Certificates,” representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments that have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. In September 2008, FNMA and FHLMC were each placed into conservatorship by the U.S. Government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, with a stated purpose to preserve and conserve the assets and property of FNMA and FHLMC and to put FNMA and FHLMC in a sound and solvent condition. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met. Serious discussions among policymakers continue as to whether FMNA and FHLMC should be nationalized, privatized, restructured or eliminated altogether.

In August 2011, S&P lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises. In explaining the downgrade, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. In June 2013, S&P affirmed its AA+ long-term credit rating on the U.S. and revised its rating outlook to stable from negative to indicate its current view that the likelihood of a near-term downgrade of the rating is less than one in three. It is possible that the rating outlook could be revised downward if economic, fiscal and/or political circumstances change in the U.S. Such a credit event may result in higher interest rates and adversely impact the market prices and yields of securities supported by the full faith and credit of the U.S. Government. Moreover, additional credit rating downgrades of U.S. sovereign debt or U.S. sponsored enterprises may result in financial market declines, increased volatility and significant disruption across various financial markets and asset classes.

Zero Coupon Bonds and Treasury STRIPS. U.S. Government securities include “zero coupon” securities that have no coupons or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. STRIPS are zero coupon securities that represent U.S. Treasury bills, notes and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. In anticipation of an interest rate decline, the Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities with similar maturity and credit qualities.

Collateralized Mortgage Obligations and Other Mortgage-Related Securities. Collateralized mortgage obligations (“CMOs”) are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs’ collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, a Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund. Current offerings include “principal only” (PO) and “interest only” (IO) Stripped Mortgage Backed Securities (“SMBS”). POs and IOs are created when a mortgage pass-through certificate is separated into two securities – one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs’ yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal on the IO rise, the IO’s price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government related, and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage securities are developed and offered to the investment community, the Adviser may, consistent with the Fund’s investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-Backed Securities. The Balanced Income Fund may invest in asset-backed securities backed by various loans, such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Fund may invest in other asset-backed securities that may be developed in the future.

Variable and Floating Rate Securities. The Fund may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6-month LIBOR, 3, 6 or 12-month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

Forward Commitment and When-Issued Securities. A Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

Municipal Bonds. Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities), the interest on which may be exempt from federal and/or state income tax. Municipal bonds include securities from a variety of sectors, each of which has unique risks. Municipal bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds.

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality.

Like other fixed income securities, municipal bonds are subject to credit risk, interest rate risk and call risk. Obligations of issuers of municipal bonds are generally subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. However, the obligations of certain issuers may not be enforceable through the exercise of traditional creditors’ rights. The reorganization under the federal bankruptcy laws of a municipal bond issuer or payment obligor bonds may result in, among other things, the municipal bonds being cancelled without repayment or repaid only in part. In addition, lawmakers may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. Litigation and natural disasters, as well as adverse economic, business, legal, or political developments may introduce uncertainties in the market for municipal bonds or materially affect the credit risk of particular bonds. Certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly affect other municipal obligations. In August 2015, Puerto Rico became the first U.S. commonwealth to default and has approximately $70 billion of outstanding debt.

Repurchase Agreements. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security, it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer). The Fund must deliver the securities (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the “Repurchase Securities.” The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds’ risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date. In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, a decline in its value and loss of interest to the extent that the proceeds from the sale and accrued interest on the security are less than the resale price provided in the repurchase agreement. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines adopted by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as “loans” under the 1940 Act. The return on such “collateral” may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the “collateral” is at all times at least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds’ custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement which will cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

Shares of Other Investment Companies. Each Fund may invest in shares of other investment companies which may include open and closed-end investment companies and shares of ETFs. To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

An ETF is an investment company registered under the 1940 Act that often holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value (“NAV”) in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to an SEC Order, in which case they will not be subject to any such investment limitation. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s NAV.

iShares. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Exchange-Traded Notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours; however, investors also can hold ETNs until they mature. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day‘s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer‘s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer‘s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A decision by a Fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

Limitations on Investing in Other Investment Companies. Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) more than 10% of such fund’s total assets would be invested in investment companies. Under certain conditions, a fund may invest in registered and unregistered money market funds in excess of these limitations. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits. The Value & Income Fund, the Equity Opportunities Fund, the Small Cap Focus Fund and the Balanced Income Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Funds may also invest in ETFs that have not received such exemptive orders and in other investment companies in excess of these limits, as long as the Funds (and all of their affiliated persons, including the Adviser) do not acquire more than 3% of the total outstanding stock of such ETF or other investment company, unless otherwise permitted to do so pursuant to permission granted by the SEC. If a Fund seeks to redeem shares of an ETF or investment company purchased in reliance on Section 12(d)(1)(F), the ETF is not obligated to redeem an amount exceeding 1% of the ETF’s outstanding shares during a period of less than 30 days.

Hybrid Securities. A Fund may invest in hybrid securities, which generally combine both debt and equity characteristics. Types of hybrid securities include, without limitation, preferred stock, convertible securities, warrants, and capital securities. Typically, preferred stock has a specified dividend and ranks after an issuer’s debt obligations but before common stocks in its claim on income for dividend payments and on assets should the company become subject to reorganization or liquidation. Preferred stock may be perpetual (i.e., have no maturity date) or have a long-dated maturity. A Fund may also invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stock dividend rates but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree.

Hybrid securities are subject to many of the same risks that apply to equity and debt securities, but also have unique risk characteristics that depend on the type of hybrid security. Hybrid securities may include features such as deferrable and non-cumulative coupon payments, a long-dated maturity (or absence of maturity) and may include loss absorption provisions. This is particularly true in the financials sector. For example, a hybrid security may have a provision where the liquidation value of the security may be reduced in whole or in part upon a regulatory action or a reduction in the issuer’s capital levels to below a specified threshold. This may occur, for example, in the event that business losses have eroded the issuer’s capital base to a substantial extent. The downward adjustment to liquidation value may occur automatically without the need for a bankruptcy proceeding.

Warrants and Rights. Warrants are essentially options to purchase equity securities at a specific price during the life of the warrant and are valid for a specific period of time (generally two or more years). Prices of warrants do not necessarily move in concert with the prices of the underlying securities and can be volatile. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Description of Money Market Instruments. Money market instruments may include shares of money market funds, U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers’ Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”). Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers’ Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due. The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by NRSRO or, if not rated, the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or is of equivalent quality in the Adviser’s assessment. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds’ custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

Writing Covered Call Options (Balanced Income Fund only). The Balanced Income Fund will only write and purchase options that are issued by the Options Clearing Corporation and listed on a national securities exchange. When the Adviser believes that individual portfolio securities held by the Fund are approaching the top of the Adviser’s growth and price expectations, covered call options (“calls”) may be written (sold) against such securities. When the Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price (“strike price”) by a future date (“exercise price”). To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. The Balanced Income Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by the Balanced Income Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received. The Fund will write options only for income generation and hedging purposes and not for speculation.

Risks of Options Generally. The use of options requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Adviser is incorrect in its price expectations and the market price of a security subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security, but continue to bear the risk of a decline in the value of the underlying stock. The price the Fund realizes from the sale of a stock option upon exercise of the option could be substantially below its prevailing market price. If a liquid market for an option does not exist, the Fund will not be able to sell the underlying security until the option expires or is exercised. The premiums received by the Fund for writing options may decrease as a result of certain factors, such as a reduction in interest rates, a decline in stock market volumes or a decrease in the price volatility of the underlying securities.

Borrowing. Each of the Core Fund and the Value & Income Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to one-third of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. Each of the Core Fund and Value & Income Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets. Each of the Equity Opportunities Fund, Small Cap Focus Fund and Balanced Income Fund may borrow up to one-third of its total assets, including the amount of such borrowing, for extraordinary or emergency purposes or to meet redemption requests that might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuations on NAV will be exaggerated. If, while such borrowing is in effect, the value of a Fund’s assets declines, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowings.

Lending. Each Fund (except the Core Fund) has reserved the right to lend its securities to qualified broker-dealers, banks or other financial institutions. By lending its portfolio securities, a Fund would attempt to increase its income by receiving a fixed fee or a percentage of the collateral, in addition to continuing to receive the interest or dividends on the securities loaned. The terms, structure and aggregate amount of such loans would be consistent with the 1940 Act. The borrower would be required to secure any such loan with collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the total market value and accrued interest of the securities loaned by the Fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. As part of participating in a lending program, a Fund will invest its cash collateral only in investments that are consistent with the investment objectives, principal investment strategies and investment policies of the Fund. If such investments lose value, a Fund will have to cover the loss when repaying the collateral. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower shall be at the Fund’s risk.

Commodity Exchange Act Regulation. The Funds have claimed an exclusion from the definition of the term “commodity pool” under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to registration or regulation under the CEA. A fund claiming the exclusion is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without the fund becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulation. On an annual basis, the Funds are required to reaffirm their eligibility to continue to claim the exclusion. If a Fund’s use of derivatives would prevent it from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to the Fund, and the Fund may become subject to regulation by the CFTC. A Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements.

Portfolio Turnover. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity may have an impact on the total amount of taxable distributions to shareholders. Because all agency trades are expected to be executed through the Adviser at no charge to the Funds, the degree of portfolio turnover is not expected to affect the brokerage costs of the Funds. However, a Fund could potentially incur brokerage commissions at any time if the Adviser does not waive commissions or if Fund trades are placed through outside brokers.

Cybersecurity Risk. The Funds and their service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization and causing operational disruption. Successful cyber-attacks affecting the Funds, the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the ability to calculate a Fund’s NAV, cause the release of private shareholder information or confidential business information, impede trading, subject a Fund to regulatory fines, financial losses, additional compliance costs associated with corrective measures and/or cause reputational damage. Cyber-attacks may render records of a Fund’s assets or transactions, shareholder ownership of Fund shares and other data integral to the functioning of a Fund inaccessible, inaccurate or incomplete. There is no guarantee that efforts designed to reduce the risks associated with cybersecurity will succeed, especially since there are inherent limitations in the efforts, including that certain risks have not been identified, given the evolving nature of this threat. The Funds rely on third party service providers for many of their daily operations and are subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Funds from cyber-attacks. Similar types of cyber security risk are also present for the issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investment in such securities to lose value.

INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of a Fund means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of the Fund’s outstanding shares.

Under these fundamental limitations, the Core Fund may not:

(1)	Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2)	Invest 25% or more of the value of its total assets in any one industry (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3)	Invest for the purpose of exercising control or management of another issuer;

(4)	Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in mortgage-backed securities;

(5)	Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(6)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(7)	Make short sales of securities or maintain a short position, except short sales “against the box” (A short sale is made by selling a security the Fund does not own. A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(8)	Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(9)	Write, purchase or sell commodities, commodities contracts, commodities futures contracts, warrants on commodities or related options;

(10)	Issue any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security;

(11)	Borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund’s total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund’s assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(12)	Invest in restricted securities, or invest more than 15% of the Fund’s net assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(13)	Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options; or

(14)	Purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of the Fund’s total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

Under these fundamental limitations, the Value & Income Fund may not:

(1)	Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry (except that such limitation does not apply to securities of the U.S. Government, its agencies and instrumentalities).

(2)	With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitation does not apply to securities of the U.S. Government, its agencies and instrumentalities and securities of other investment companies).

(3)	Borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund’s total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund’s assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(4)	Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33⅓% of the value of its total assets; and (iii) by entering into repurchase agreements.

(5)	Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws.

(6)	Purchase securities of companies for the purpose of exercising control.

(7)	Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

(8)	Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell futures contracts and options thereon.

(9)	Issue any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security;

Under these fundamental limitations, the Equity Opportunities Fund, the Small Cap Focus Fund and the Balanced Income Fund may not:

(1)	Engage in borrowing except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

(2)	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

(3)	Purchase or sell commodities unless acquired as a result of ownership of securities or other investments to the extent permitted under the 1940 Act and the regulations of any other agency with authority over the Fund. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities;

(4)	Invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto, or investments in other investment companies;

(5)	Purchase or sell real estate directly. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

(6)	Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies;

(7)	Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing nonpublicly offered debt securities, (d) by purchasing commercial paper, or (e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitations above, each Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays) to comply with the limitation.

While the Core Fund has reserved the right to make short sales “against the box” (limitation number 7, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board under the 1940 Act and laws of Massachusetts governing business trusts. The Board is responsible for the oversight of each series, or funds, of the Trust. The Trustees serve until their retirement at age 75, subject to periodic review, and the officers are elected annually by the Trustees. The following is a list of the Trustees and executive officers of the Trust. John P. Ackerly, IV and John T. Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act (“Interested Trustees”). The Trustees who are not affiliated with an investment adviser or the principal underwriter of the Trust are referred to as the “Independent Trustees.”

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) and Directorships of Various Companies During Past 5 Years	Number of Portfolios in Trust Overseen by Trustee
Interested Trustees:
John P. Ackerly, IV One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1963	Since July 2012	Trustee; President of The Davenport Funds	Senior Vice President, Director and member of the Executive Committee of Davenport & Company LLC	12

John T. Bruce 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1953	Since September 1988	Trustee; President of the Flippin, Bruce & Porter Funds	President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.	12
Independent Trustees:
Robert S. Harris, Ph. D. c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1949	Since January 2007	Trustee	C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia; consultant to corporations and government agencies	12
George K. Jennison c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since January 2015	Trustee	President of Oyster Consulting (a management consulting firm to the financial services industry).	12
Harris V. Morrissette c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1959	Since March 1993	Trustee	President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. Director of Trustmark Corporation (bank holding company), White-Spunner Construction and Royal Cup Coffee and Tea. Director of International Shipholding Corporation (cargo transportation) until May 2017.	12
Elizabeth W. Robertson c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1953	Since February 2014	Trustee	Chief Financial Officer for Monument Restaurants LLC (restaurant franchisees) since 2011. Trustee of TowneBank Foundation and Community Board since 2015 and Director of TowneBank from 1996 until 2014. She was previously a Senior Manager at KPMG (accounting firm).	12

Executive Officers:
Margaret H. Alves 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1972	Since February 2006	Compliance Officer of The Government Street Funds	Chief Compliance Officer and Secretary of Leavell Investment Management, Inc.
Simon H. Berry 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1971	Since May 2017	Chief Compliance Officer	Senior Attorney of Ultimus Fund Solutions, LLC (the Trust’s administrator) since June 2016; Attorney for the Kentucky Department of Financial Institutions from October 2009 until May 2016 where his last position was Staff Attorney Supervisor.
Charles M. Caravati, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1965	Since January 1996	President of The Jamestown Equity Fund; Vice President of The Jamestown Tax Exempt Virginia Fund	Managing Director of Lowe, Brockenbrough & Company, Inc.
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since November 2000	Vice President	Co-Chief Executive Officer and Managing Director of Ultimus Fund Solutions, LLC; Managing Director of Ultimus Fund Distributors, LLC (the Trust’s distributor) from 1999 until 2018.

John H. Hanna, IV 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1955	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Vice President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.
Timothy S. Healey 2712 18th Place South Birmingham, Alabama 35209 Year of Birth: 1953	Since January 1995	Vice President of The Government Street Funds	Portfolio Manager, Member of Executive Committee, Chief Investment Officer and Director of Leavell Investment Management, Inc.
Mary S. Hope 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1963	Since August 2008	Vice President of The Government Street Funds	Operations Director and Portfolio Manager of Leavell Investment Management, Inc.
Dina A. Tantra 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1969	Since May 2018	Secretary	Executive Vice President, Director of Fund Administration and Compliance of Ultimus Fund Solutions, LLC since 2017; Managing Director of Foreside Financial Group, LLC from 2016 until 2017; Director, Secretary and General Counsel of Beacon Hill Fund Services, Inc. from 2008 until 2016.
Joseph A. Jennings, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23219 Year of Birth: 1962	Since June 2005	President of The Jamestown Tax Exempt Virginia Fund	Managing Director of Lowe, Brockenbrough & Company, Inc.
Thomas W. Leavell 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1943	Since February 2004	President of The Government Street Funds	Portfolio Manager of Leavell Investment Management, Inc.; Director of Leavell Investment Management, Inc. until August 2016 and President and Chief Executive Officer until January 2014.
David J. Marshall 800 Main Street Lynchburg Virginia 24504 Year of Birth: 1956	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Secretary, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.
Alison Leslie Lewis One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1978	Since April 2018	Compliance Officer of The Davenport Funds	Senior Vice President and Chief Compliance Officer for Davenport Asset Management Division of Davenport & Company LLC since April 2018; Vice President - Compliance for Davenport & Company LLC from September 2015 until April 2018: Worked at BB&T Scott & Stringfellow (broker-dealer) from September 2008 until September 2015 where her last title was Vice President and Centralized Supervision Manager.
Norman D. Darden, III 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1965	Since February 2018	Vice President of the Flippin, Bruce & Porter Funds	Portfolio Manager, Analyst and Principal of Flippin, Bruce & Porter, Inc.
Page T. Reece 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1957	Since September 2004	Compliance Officer of The Jamestown Funds	Chief Compliance Officer and Managing Director of Lowe, Brockenbrough & Company, Inc.

Teresa L. Sanderson 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1963	Since September 2004	Compliance Officer of the Flippin, Bruce & Porter Funds	Chief Compliance Officer and a Principal of Flippin, Bruce & Porter, Inc.
Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1962	Since November 2000	Treasurer	Co-Chief Executive Officer and Managing Director of Ultimus Fund Solutions, LLC; President and Managing Director of Ultimus Fund Distributors, LLC from 1999 until 2018.
George L. Smith, III One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1976	Since February 2011	Vice President of The Davenport Funds	Senior Vice President and Director of Davenport & Company LLC

Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2017.

Name of Trustee	Dollar Range of Shares of the Funds Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee
John P. Ackerly, IV	Core Fund: Over $100,000	Over $100,000
Small Cap Focus Fund: $50,001- $100,000
Balanced Income Fund: $1-$10,000
Value & Income Fund: $1-$10,000

John T. Bruce	None	Over $100,000
Independent Trustees:
Robert S. Harris	Core Fund: $10,001-$50,000	$10,001- $50,000

George K. Jennison	None	None

Harris V. Morrissette	Core Fund: Over $100,000	Over $100,000
Value & Income Fund: $10,001-$50,000
Equity Opportunities Fund: $10,001-$50,000

Elizabeth W. Robertson	Core Fund: $50,001-$100,000	Over $100,000
Value & Income Fund: Over $100,000
Equity Opportunities Fund: $50,001 - $100,000
Small Cap Focus Fund: $10,001-$50,000

As of July 2, 2018, the Trustees and offices of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of each Fund.

Trustee Compensation. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. As of April 1, 2018, each Independent Trustee receives from the Trust an annual retainer of $20,000, payable quarterly; a fee of $2,000 for attendance at each meeting of the Board (except that such fee is $3,000 for each meeting attended by the Chairman of the Board); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. Prior to April 1, 2018, each Independent Trustee received from the Trust an annual retainer of $15,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board (except that such fee is $2,500 for each meeting attended by the Chairman of the Board); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. The fees are split equally among all funds in the Trust.

The following table provides compensation amounts paid to the Independent Trustees during the fiscal year ended March 31, 2018:

Trustee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds within the Trust
Robert S. Harris	$ 12,916	None	None	$ 31,000
George K. Jennison	11,875	None	None	28,500
Harris V. Morrissette	11,250	None	None	27,000
Elizabeth W. Robertson	11,875	None	None	28,500

Leadership Structure and Qualifications of Trustees

The Board consists of six Trustees, four of whom are Independent Trustees. The Board is responsible for overseeing the operations of the Trust, its investment advisers and other service providers in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust. The Board has engaged the investment advisers to oversee the management of the funds on a day-to-day basis.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also meet quarterly without the presence of any representatives of management. The Board has established two standing committees to help ensure that the Funds have effective and independent governance and oversight. The Board may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board is led by its Chairman, Dr. Robert S. Harris. As Chairman, Dr. Harris has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board’s liaison with the various investment advisers. The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Dr. Harris as Chairman, is appropriate and in the best interests of the Trust, given its specific characteristics. These characteristics include having a structure consisting of four distinct fund complexes, each having its own investment adviser and compliance officer at the fund complex level. The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Board Committees. The Board has established an Audit Committee and a Governance, Nomination, Compensation and Qualified Legal Compliance Committee (the “Governance Committee”). The members of each Committee are the four Independent Trustees: Robert S. Harris, George K. Jennison, Harris V. Morrissette and Elizabeth W. Robertson. Elizabeth W. Robertson serves as the Chair of the Audit Committee and George Jennison serves as Chair of the Governance Committee. The Chair position for each Committee is rotated periodically. Each Committee Chair has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he or she serves as Chair. Each Committee Chair facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by that Committee.

Audit Committee	The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) oversees the quality and objectivity of the financial statements of each of the funds and the independent audits thereof; (iii) acts as liaison between the Trust’s independent registered public accounting firm and the full Board; (iv) pre-approves the scope and cost of the audit and non-audit services provided by the Trust’s independent registered public accounting firm; and (v) resolves any issues arising under the Trust’s Code of Ethics for Principal Executive and Senior Financial Officers. The Audit Committee met three times during the fiscal year ended March 31, 2018.
Governance Committee	The Governance Committee is responsible for (i) selecting and nominating persons to serve as Independent Trustees; (ii) determining the level of compensation for the Independent Trustees; (iii) reviewing information relating to the investment advisory, underwriting and other contracts with third party service providers and making recommendations to the Board; (iv) monitoring the activities of the Trust’s Chief Compliance Officer (“CCO”) and making recommendations to the Board with respect to the compliance policies and procedures of the Trust and its service providers; (v) reviewing the responsibilities of the committees of the Board and evaluating whether there is a need for additional or combined committees; (vi) evaluating the performance of the Board; and (vii) receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Governance Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee. The Governance Committee met four times during the fiscal year ended March 31, 2018.

Qualifications of the Trustees. The Governance Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust. In addition, the Trustees are subject to periodic evaluation for their continued service on the Board. On a staggered three-year basis, members of the Governance, Committee review the qualifications of each Trustee, evaluate his or her contributions to the Board and make a recommendation as to whether such Trustee should continue to serve on the Board. The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other members of the Board, that each Trustee is qualified to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the investment advisers, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

Mr. John Ackerly, IV	Mr. John Ackerly, IV Senior Vice President, is a member of the Executive Committee and Board of Directors of Davenport & Company, the investment adviser to the Davenport Funds. Prior to joining Davenport & Company in 1994, he worked as a portfolio manager for Central Fidelity Bank. He is President of the Davenport Funds and past president of the Richmond Society of Financial Analysts. Mr. Ackerly earned an undergraduate degree from the University of Virginia and earned an M.B.A degree from Virginia Commonwealth University. He is a Chartered Financial Analyst and has over 25 years of experience in the investment management profession. He has served as a Trustee since 2012. The Board has concluded that Mr. Ackerly is suitable to serve as a Trustee because of his past service and experience as a Trustee, his professional investment and business experience and his academic background.
Mr. John T. Bruce	Mr. John T. Bruce is a founding partner and the President of Flippin, Bruce & Porter, Inc., the investment adviser to the Flippin, Bruce & Porter Funds. From 1979 until 1985 he served as a Vice President and Portfolio Manager at Capitoline Investment Services, Inc. Mr. Bruce holds a B.S. degree in Finance from Virginia Polytechnic Institute and State University and is a former trustee of the Virginia Tech Foundation. He is a Chartered Financial Analyst and a Chartered Investment Counselor and has over 35 years of experience in the investment management profession. He has served as a Trustee since 1988. The Board has concluded that Mr. Bruce is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.
Dr. Robert S. Harris	Dr. Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business at The Darden Graduate School of Business Administration at the University of Virginia where from 2001 until 2005, he served as Dean. Dr. Harris teaches courses in financial management and policies and valuation in financial markets. His research has focused on corporate finance, financial market analysis and mergers and acquisitions. He has been widely published in leading academic and practitioner journals and has authored financial textbooks. Dr. Harris has been an active consultant and advisor to corporations and government agencies and has held a range of offices in professional societies. He previously served as Chief Learning Officer and Vice President of United Technologies Corporation. Dr. Harris earned a B.A. degree (summa cum laude) from Davidson College and a doctorate in economics from Princeton University. He has served as a Trustee of the Trust since 2007. The Board has concluded that Dr. Harris is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and positions of leadership, and his business experience.

Mr. George K. Jennison	Mr. George K. Jennison has over 30 years’ experience managing trading and execution platforms and integrating capital markets services into retail brokerage and clearing firm sales channels. He is currently President of Oyster Consulting (a provider of audit, compliance, financial, operations, technology, trading and strategic management consulting to financial service firms). Mr. Jennison began his career as a NASDAQ trader at Robinson-Humphrey Company where specialized in bank stocks and convertible securities. Later, he served as a Senior Vice President at Shearson Lehman where he was responsible for managing the Financial Institutions NASDAQ Group and then became the Managing Director, Head of NASDAQ Trading at Wheat First Securities. From 2009 until 2012, he was Senior Managing Director, head of the Equity Services Group at Wachovia Securities, where he was responsible for managing the equity trading platform for the firm’s retail brokerage, clearing and managed accounts. Mr. Jennison has served on a number of investment industry committees as well as capital commitment committees for several foundations and investment firms. He earned his B.A. degree in Economics and Management Services from Duke University and attended the Executive Program at the University of Virginia Darden School of Business. He has served as a Trustee of the Trust since 2015. The Board has concluded that Mr. Jennison is suitable to serve as a Trustee because of his professional investment and business experience, leadership positions and academic background.
Mr. Harris V. Morrissette	Mr. Harris V. Morrissette has served as president and chief executive officer of several privately held businesses and currently is President of China Doll Rice & Beans Inc. and Dixie Lily Foods. He serves as a director of Trustmark Corporation (a bank holding company), White-Spunner Construction, Inc. and Royal Cup Coffee and Tea. He previously served as a director of EnergySouth, Inc. until its merger with Sempra Energy in 2008; chairman of Azalea Aviation, Inc. (airplane fueling) until 2012; and International Shipholding Corporation (cargo transportation) until 2017. He is a board member of a number of not-for-profit organizations, among them the Economic Development Partnership of Alabama, University of Alabama System and Wilmer Hall Children’s Home. Mr. Morrissette holds a B.S. degree from The University of Alabama. He has served as a Trustee of the Trust since 1993. The Board has concluded that Mr. Morrissette is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his extensive business experience, and his service on other boards.
Ms. Elizabeth W. Robertson	Ms. Elizabeth W. Robertson serves as Chief Financial Officer of Monument Restaurants LLC (restaurant franchisees) and has been employed by Monument Restaurants since 2011. She previously served as Chief Financial Officer for Virginia Resources Authority (municipal bond authority) and a Senior Manager at KPMG (public accounting firm) where she specialized in audit and SEC reporting services for financial institutions. Ms. Robertson has served as a Trustee of TowneBank Foundation and Community Board since 2015 and was a director of TowneBank from 1996 until 2014. She previously performed accounting and tax services for small businesses and individuals on a part-time basis and is a board member of a number of not-for-profit organizations, among them, the Richmond Ballet and the St. Andrew’s School Foundation. She holds a B.S. degree from the University of Virginia McIntire School of Commerce and earned her Certified Public Accountant designation in 1975. The Board has concluded that Ms. Robertson is suitable to serve as a Trustee because of her business experience and expertise in accounting matters and her leadership positions and service on other boards.

Risk Oversight. An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The funds are subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk. The Trust, the investment advisers and the other service providers have implemented various processes, procedures and controls to identify risks to the funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures and controls are employed with respect to different types of risks. These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board exercises oversight of the risk management process through the Board itself and through the various committees. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the funds, the Board requires management of the investment advisers and the Trust, including the Trust’s CCO, to report to the Board and the committees on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the committees receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. On at least an annual basis, the Independent Trustees meet separately with the Trust’s CCO outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Trust’s CCO is supported by four compliance officers, each of whom serve at the fund complex level. The Board also receives quarterly reports from the investment advisers on the investments and securities trading of the funds, including their investment performance, as well as reports regarding the valuation of the funds’ securities. In addition, in its annual review of the advisory agreements for the Trust, the Board reviews information provided by the investment advisers relating to their operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the number of funds in the Trust and the effectiveness of its committee structure.

Although the risk management policies of the investment advisers and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and there is no guarantee that they will be effective over time. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the investment advisers or their affiliates, or other service providers to the Trust. The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

INVESTMENT ADVISER

Davenport & Company LLC (the “Adviser”) supervises each Fund’s investments pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) described in the Prospectus. Each Fund’s Advisory Agreement is effective for an initial two-year period and subject to annual approval thereafter by the Board of Trustees or by vote of a majority of a Fund’s outstanding voting securities, provided such continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement is terminable without penalty on sixty days’ notice by the Board or by the Adviser. Each Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Adviser was originally organized in 1863, re-organized as a Virginia corporation in 1972, and subsequently converted to a Limited Liability Company in 1997. Through three corporate unitholders, the Adviser is 100% owned by its employees, none of whom own in excess of 10% of the Adviser. In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Adviser is a full-service broker-dealer.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objective and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing the Funds’ shares.

Compensation of the Adviser with respect to each Fund is at the annual rate of 0.75% of the Fund’s average daily net assets. Listed below are the advisory fees paid by the Funds during the past three fiscal years.

	March 31, 2018	March 31, 2017	March 31, 2016
Core Fund	$3,313,568	$2,719,539	$2,502,099
Value & Income Fund	$4,636,759	$3,808,430	$3,179,479
Equity Opportunities Fund	$2,887,649	$2,494,414	$2,273,982
Small Cap Focus Fund	$ 698,566	$ 399,193	$ 306,639*
Balanced Income Fund	$ 813,731	$ 396,925*	None**
*	Includes previous advisory fee reductions and reimbursed expenses recouped by the Advisor.
**	Net of advisory fee reductions.

Expense Limitation Agreements. Pursuant to an Expense Limitation Agreement, the Adviser has contractually agreed to reduce advisory fees and reimburse other fund expenses of the Small Cap Focus Fund and the Balanced Income Fund to the extent necessary that ordinary operating expenses (excluding interest on borrowings, taxes, brokerage costs, acquired fund fees and expenses, litigation and other extraordinary expenses) do not exceed an amount equal to 1.25% annually of the Fund’s average daily net assets. The Expense Limitation Agreements are in effect until August 1, 2019. Any fee reductions and/or expense reimbursements by the Adviser are subject to repayment by a Fund for a period of three years from the end of the fiscal year when such fee reductions or reimbursements occurred, provided the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund. As of March 31, 2018, the Adviser has recouped all prior expense reimbursements and fee reductions from the Small Cap Focus Fund and the Balanced Income Fund.

During the March 31, 2018, March 31, 2017 and March 31, 2016 fiscal years there were no advisory fee reductions made on behalf of the Small Cap Focus Fund; however, during the March 31, 2016 fiscal year, the Adviser recouped $10,744 of prior advisory fee reductions. Listed below are the fee reductions and recoupments for the Balanced Income Fund during the last three fiscal periods.

Balanced Income Fund
	Advisory Fee Reductions/ Expense Reimbursements	Recouped Fees	Fees Available for Reimbursement
March 31, 2018	None	None	None
March 31, 2017	None	$23,128	None
March 31, 2016	$17,398 (fee reduction) $ 5,730 (reimbursed expenses)	None	$23,128

Financial Intermediary Arrangements. The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations.

The Adviser, not the Funds, may also compensate certain brokerage firms, financial institutions and other organizations for their sales-related services; however, the payment of such compensation by the Adviser will not affect the expense ratios of the Funds. This may include dealers, representatives of the Adviser, or others based on sales of shares of the Funds to clients of such dealers, representatives, or others. Compensation may be based on the amount of sales of Fund shares or on the average balance of all accounts in the Funds for which such dealers, representatives, or others are designated as the person responsible for the account.

Portfolio Managers

The Core Fund and the Value & Income Fund are managed by members of the Adviser’s Investment Policy Committee (the “IPC”). The Equity Opportunities Fund and the Small Cap Focus Fund are managed by George L. Smith, III, CFA and Christopher G. Pearson, CFA, subject to oversight by the IPC. The equity portion of the Balanced Income Fund is managed by members of the IPC and the fixed income portion is managed by Charles A. Gomer, III and Christopher T. Kelley, subject to oversight by the IPC. The portfolio managers are also responsible for the day-to-day management of other accounts, as indicated in the following table. Of the eight portfolio managers, Michael S. Beall, Christopher G. Pearson and George L. Smith, III are the only persons who manage an account that has a performance based advisory fee. Each portfolio manager, with the exception of Christopher G. Pearson, Charles A. Gomer, III and Christopher T. Kelley, is a member of the IPC.

Core Fund - Other Accounts Managed (as of March 31, 2018)
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
John P. Ackerly, IV, CFA	Registered investment companies:	2	$ 777,591,551	0	$ 0
	Other pooled investment vehicles:	0	0	0	0
	Other Accounts:	9,387	7,628,414,486	0	0
Michael S. Beall, CFA	Registered investment companies:	2	777,591,551	0	0
	Other pooled investment vehicles:	3	587,453,765	2	450,472,807
	Other Accounts:	9,979	8,102,021,010	0	0
E. Trigg Brown, Jr.	Registered investment companies:	2	777,591,551	0	0
	Other pooled investment vehicles:	0	0	0	0
	Other Accounts:	10,351	8,159,394,931	0	0
Robert B. Giles	Registered investment companies:	2	777,591,551	0	0
	Other pooled investment vehicles:	0	0	0	0
	Other Accounts:	10,167	7,809,957,680	0	0
William M. Noftsinger, Jr.	Registered investment companies:	2	777,591,551	0	0
	Other pooled investment vehicles:	0	0	0	0
	Other Accounts:	9,380	7,807,892,332	0	0
George L. Smith, III	Registered investment companies:	4	1,293,031,772	0	0
	Other pooled investment vehicles:	3	587,453,765	2	450,472,807
	Other Accounts:	9,058	7,411,073,389	0	0
David M. West	Registered investment companies:	2	777,591,551	0	0
	Other pooled investment vehicles:	0	0	0	0
	Other Accounts:	8,991	7,395,399,633	0	0
Value & Income Fund - Other Accounts Managed (as of March 31, 2018)
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
John P. Ackerly, IV, CFA	Registered investment companies:	2	$ 593,970,016	0	$ 0
	Other pooled investment vehicles:	0	0	0	0
	Other Accounts:	9,387	7,628,414,486	0	0
Michael S. Beall, CFA	Registered investment companies:	2	593,970,016	0	0
	Other pooled investment vehicles:	3	587,453,765	2	450,472,807
	Other Accounts:	9,979	8,102,021,010	0	0
E. Trigg Brown, Jr.	Registered investment companies:	2	593,970,016	0	0
	Other pooled investment vehicles:	0	0	0	0
	Other Accounts:	10,351	8,159,394,931	0	0
Robert B. Giles	Registered investment companies:	2	593,970,016	0	0
	Other pooled investment vehicles:	0	0	0	0
	Other Accounts:	10,167	7,809,957,680	0	0

William M. Noftsinger, Jr.	Registered investment companies:	2	593,970,016	0	0
	Other pooled investment vehicles:	0	0	0	0
	Other Accounts:	9,380	7,807,892,332	0	0
George L. Smith, III	Registered investment companies:	4	1,109,410,237	0	0
	Other pooled investment vehicles:	3	587,453,765	2	450,472,807
	Other Accounts:	9,058	7,411,073,389	0	0
David M. West	Registered investment companies:	2	593,970,016	0	0
	Other pooled investment vehicles:	0	0	0	0
	Other Accounts:	8,991	7,395,399,633	0	0

Equity Opportunities Fund - Other Accounts Managed (as of March 31, 2018)
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Christopher G. Pearson	Registered investment companies:	1	$ 116,080,588	0	$ 0
	Other pooled investment vehicles:	3	587,453,765	2	450,472,807
	Other Accounts:	606	416,216,786	0	0
George L. Smith, III	Registered investment companies:	4	1,358,439,918	0	0
	Other pooled investment vehicles:	3	587,453,765	2	450,472,807
	Other Accounts:	9,058	7,411,073,389	0	0
Small Cap Focus Fund - Other Accounts Managed (as of March 31, 2018)
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Christopher G. Pearson	Registered investment companies:	1	$ 399,359,633	0	0
	Other pooled investment vehicles:	3	587,453,765	2	450,472,807
	Other Accounts:	606	416,216,786	0	0
George L. Smith, III	Registered investment companies:	4	1,641,718,963	0	0
	Other pooled investment vehicles:	3	587,453,765	2	450,472,807
	Other Accounts:	9,058	7,411,073,389	0	0
Balanced Income Fund - Other Accounts Managed (as of March 31, 2018)
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
John P. Ackerly, IV, CFA	Registered investment companies:	2	$ 1,113,157,093	0	$ 0
	Other pooled investment vehicles:	0	0	0	0
	Other Accounts:	9,387	7,628,414,486	0	0
Michael S. Beall, CFA	Registered investment companies:	2	1,113,157,093	0	0
	Other pooled investment vehicles:	3	587,453,765	2	450,472,807
	Other Accounts:	9,979	8,102,021,010	0	0
E. Trigg Brown, Jr.	Registered investment companies:	2	1,113,157,093	0	0
	Other pooled investment vehicles:	0	0	0	0
	Other Accounts:	10,351	8,159,394,931	0	0
Robert B. Giles	Registered investment companies:	2	1,113,157,093	0	0
	Other pooled investment vehicles:	0	0	0	0
	Other Accounts:	10,167	7,809,957,680	0	0
William M. Noftsinger, Jr.	Registered investment companies:	2	1,113,157,093	0	0
	Other pooled investment vehicles:	0	0	0	0
	Other Accounts:	9,380	7,807,892,332	0	0
George L. Smith, III	Registered investment companies:	4	1,628,597,314	0	0
	Other pooled investment vehicles:	3	587,453,765	2	450,472,807
	Other Accounts:	9,058	7,411,073,389	0	0
David M. West	Registered investment companies:	2	1,113,157,093	0	0
	Other pooled investment vehicles:	0	0	0	0
	Other Accounts:	8,991	7,395,399,633	0	0
Charles A. Gomer, III	Registered investment companies:	0	0	0	0
	Other pooled investment vehicles:	0	0	0	0
	Other Accounts:	5,322	453,865,382	0	0
Christopher T. Kelley	Registered investment companies:	0	0	0	0
	Other pooled investment vehicles:	0	0	0	0
	Other Accounts:	5,315	468,482,371	0	0

Potential Conflicts of Interest

It is possible that the portfolio managers might not present the Funds and other client portfolios with the same investment opportunities that may come to their attention even if such opportunities are consistent with a Fund’s and other clients’ investment objectives. The Adviser will endeavor to allocate investment opportunities to all of its clients, including the Funds, in a manner that is fair and equitable over time. At all times, the portfolio managers will use their best judgment and specific knowledge of the Funds and other client accounts when determining which securities to recommend or invest in specific instances.

The Adviser has adopted a Code of Ethics and personal trading policies that allow portfolio managers who wish to buy or sell the same securities at the same time as their clients (including the Funds) to aggregate (bunch) orders for their personal accounts with client orders according to the Adviser’s bunched trading policies. When investment decisions are suitable for a group of advisory clients, to the extent possible, the orders will be aggregated. If more than one price is paid for securities in an aggregated transaction throughout the day, each participating account will receive the average price paid for the block of securities on that day. In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Adviser’s clients come first.

Certain portfolio managers may have an incentive to favor performance-based fee clients over other client portfolios. However, the Adviser does not believe that such conflict of interest is material because the investment objectives and strategies of the performance-based fee clients are substantially different from that of the Funds.

The Adviser also engages in providing independent research on various companies, including companies in which the Funds may invest. A research analyst may publish an internal memo on a company held or being considered by the Funds. These internal memos will be prepared and disseminated without regard to the effects on investments by the Funds and the Adviser’s other clients.

Compensation

The portfolio managers are compensated by one of, or a combination of the following: (i) a fixed salary, which may change on an annual basis; (ii) commissions and fees earned on individual retail and managed customer accounts, which vary by month; and (iii) a stipend for sitting on various committees of the Adviser (e.g., IPC, Executive Committee and/or Audit Committee).

All portfolio managers, except for Robert B. Giles and William M. Noftsinger, Jr., are compensated by a fixed salary, which may change on an annual basis. Mr. Giles and Mr. Noftsinger do not receive a fixed salary, but are compensated by commissions and other fees as described below.

All portfolio managers are compensated by commissions and fees earned on individual retail and managed customer accounts, which vary by month. Additionally, E. Trigg Brown, Jr. receives variable compensation based on the quarterly receipts of the Adviser’s branch for which Mr. Brown serves as Branch Manager.

John P. Ackerly, IV, E. Trigg Brown, Jr, Robert B. Giles, William M. Noftsinger, Jr., George L. Smith, III, Christopher G. Pearson and David M. West are generally compensated by a stipend for sitting on various committees of the Adviser (e.g., IPC, Executive Committee and/or Audit Committee).

All portfolio managers who are directors of the Adviser are compensated by a fixed fee for sitting on the Adviser’s Board of Directors. All portfolio managers, except Christopher G. Pearson, Charles A. Gomer, III and Christopher T. Kelley are directors of the Adviser. All portfolio managers are eligible for, and typically receive, a variable bonus, which is paid on a discretionary basis, typically at the end of each year, representing discretionary allocations made by the Adviser’s Executive Committee.

Michael S. Beall, George L. Smith, III and Christopher G. Pearson each receive a discretionary bonus, which is typically paid at the end of the year, based on the profitability, if any, of EWF Partners and EWF Partners II, other private investment funds managed by the Adviser.

All portfolio managers receive a safe harbor contribution to the Adviser’s 401(k) plan as a percentage of eligible compensation. All portfolio managers receive an annual contribution to the Adviser’s profit sharing plan, which is a discretionary amount based on a percentage of eligible compensation determined annually by the Board of Directors of the Adviser.

Ownership of Fund Shares

The following table indicates, as of March 31, 2018, the dollar value of shares of the Davenport Funds beneficially owned by the portfolio manager of the Fund or Funds for which the portfolio manager serves. In addition to ownership of Fund shares, each manager has a considerable amount invested in the strategies used in the portfolio management process of the Funds through the Adviser’s profit-sharing plan.

Portfolio Manager and Managed Fund(s)	Dollar Value of Fund Shares Beneficially Owned
John P. Ackerly, IV, CFA
• Core Fund	$100,001 - $500,000
• Value & Income Fund	$1-$10,000
• Balanced Income Fund	$1-$10,000
Michael S. Beall, CFA
• Core Fund	$500,001 - $1,000,000
• Value & Income Fund	None
• Balanced Income Fund	None
E. Trigg Brown, Jr.
• Core Fund	$100,001 - $500,000
• Value & Income Fund	$100,001 - $500,000
• Balanced Income Fund	$50,001 - $100,000
Robert B. Giles
• Core Fund	$10,001 - $50,000
• Value & Income Fund	$50,001 - $100,000
• Balanced Income Fund	$100,001 - $500,000
William M. Noftsinger, Jr.
• Core Fund	$100,001 - $500,000
• Value & Income Fund	None
• Balanced Income Fund	None
Christopher G. Pearson, CFA
• Equity Opportunities Fund	$100,001 - $500,000
• Small Cap Focus Fund	$100,001 - $500,000
George L. Smith, III, CFA
• Core Fund	None
• Value & Income Fund	None
• Equity Opportunities Fund	$100,001 - $500,000
• Small Cap Focus Fund	$500,001 - $1,000,000
• Balanced Income Fund	None
David M. West, CFA
• Core Fund	None
• Value & Income Fund	None
• Balanced Income Fund	$100,001 - $500,000
Charles A. Gomer, III
• Balanced Income Fund	None
Christopher T. Kelley
• Balanced Income Fund	None

Investment Policy Committee (“IPC”)

The IPC is comprised of seven individuals who are responsible for the formalized investment approach upon which the Adviser’s Asset Management Division is based. Committee members meet formally on a weekly basis. The IPC is responsible for managing the Core Fund, Value & Income Fund and the equity portion of the Balanced Income Fund. Each member of the IPC is listed below

John P. Ackerly IV, CFA (age 55) joined the Adviser in 1994 and currently serves as Senior Vice President and Director. Mr. Ackerly is a member of the Adviser’s Executive Committee and has been a member of the IPC since February 1999.

Michael S. Beall, CFA (age 64) joined the Adviser in 1980 and is an Executive Vice President, Director and Chairman of the IPC. Mr. Beall has been a member of the IPC since June 1991.

E. Trigg Brown, Jr. (age 65) joined the Adviser in 1982 and currently serves as an Executive Vice President, Director and Branch Manager of the Adviser’s Richmond, Virginia branch Mr. Brown is a member of the Adviser’s Executive Committee and has been a member of the IPC since October 2002.

Robert B. Giles (age 72) joined the Adviser in 1967 and currently serves as an Executive Vice President and Director. Mr. Giles has been a member of the Adviser’s IPC since July 2007.

William M. Noftsinger, Jr. (age 67) joined the Adviser in 1987 and currently serves as a Senior Vice President, Director and member of the Adviser’s Portfolio Review Committee. Mr. Noftsinger has been a member of the IPC since October 2002.

George L. Smith III, CFA (age 42) joined the Adviser in 1997 and currently serves as a Senior Vice President, Director and coordinator of the buy-side research for the Adviser. Mr. Smith is a member of the Adviser’s Executive Committee and has been a member of the IPC since July 2010.

David M. West, CFA (age 63) joined the Adviser in 1990 and currently serves as Senior Vice President, Equity Research and Director. Mr. West has been a member of the IPC since 2012.

Co-Portfolio Managers of Small Cap Focus Fund

Selection of securities for the Small Cap Focus Fund is made by Christopher G. Pearson, CFA and George L. Smith, III, CFA (listed above).

Christopher G. Pearson, CFA (age 34) joined the Adviser in 2006 and is Senior Vice President and a buy-side analyst for the Adviser. Mr. Pearson is a member of the Adviser’s Portfolio Review Committee.

Co-Portfolio Managers of Balanced Income Fund

Selection of equity securities for the Balanced Income Fund is made by the IPC (whose members are listed above) and selection of fixed income securities is made by Charles A. Gomer, III and Christopher T. Kelley, subject to oversight by the IPC. The IPC is also responsible for determining the Fund’s asset allocations among equity and fixed income investments.

Charles A. Gomer III (age 69) joined the Adviser in 2011 and currently serves as Senior Vice President.

Christopher T. Kelley (age 34) joined the Adviser in 2014 and currently serves as Vice President. Prior to joining the Adviser, Mr. Kelley was an associate at Falcon Square Capital, a fixed-income broker-dealer.

ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each Fund pays the Administrator a monthly fee based upon the average value of its daily net assets, subject to a minimum monthly fee, plus a shareholder recordkeeping fee (on a per shareholder basis) for shareholder accounts in excess of 1,000. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services. Listed below are the administration fees paid during the past three fiscal periods:

Administration Fees	March 31, 2018	March 31, 2017	March 31, 2016
Core Fund	$492,664	$426,377	$399,769
Value & Income Fund	$628,190	$560,012	$488,484
Equity Opportunities Fund	$463,168	$417,381	$384,737
Small Cap Focus Fund	$134,260	$ 82,348	$ 66,316
Balanced Income Fund	$137,797	$ 74,042	$ 15,000*

*	Period since inception on December 31, 2015

Under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust’s CCO. For the performance of these services, the Funds pay the Administrator an annual base fee plus an asset-based fee on aggregate average net assets in excess of $100 million. In addition, the Funds reimburse the Administrator for any out-of-pocket expenses incurred for compliance services. Listed below are the compliance service fees paid during the past three fiscal periods:

Compliance Service Fees	March 31, 2018	March 31, 2017	March 31, 2016
Core Fund	$26,295	$24,575	$25,558
Value & Income Fund	$35,078	$32,778	$30,954
Equity Opportunities Fund	$23,510	$23,103	$23,592
Small Cap Focus Fund	$ 9,027	$ 7,344	$ 7,372
Balanced Income Fund	$ 9,822	$ 7,112	$ 1,310*
*	Period since inception on December 31, 2015

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board or a vote of a majority of the outstanding shares of the Funds, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board or by vote of a majority of the outstanding shares of the Funds on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator and Robert G. Dorsey and Mark J. Seger are each owners of the Distributor and officers of the Trust.

OTHER SERVICE PROVIDERS

Independent Registered Public Accounting Firm. The firm of Cohen & Company, Ltd., independent registered public accounting firm, 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, has been retained by the Board to perform an independent audit of the financial statements of the Trust.

Legal Counsel. Sullivan & Worcester LLP, 1666 K Street NW, Washington, D.C. 20006, serves as legal counsel to the Trust and the Independent Trustees.

Custodian. The custodian of the Funds’ assets is U.S. Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202. The custodian holds all cash and securities of the Funds (either in its possession or in its favor through “book entry systems” authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

Securities Lending. During the March 31, 2018 fiscal year, the Funds did not engage in any securities lending activities and therefore did not receive any income related to securities lending.

PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds’ practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds’ portfolio transactions.

The Funds’ common stock portfolio transactions will normally be exchange traded or traded in the over-the-counter market. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker. The Funds’ fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets on a “net” basis, which may include a dealer markup.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) that is an affiliated person of the Trust, or (ii) that is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser. To the maximum extent feasible, it is expected that the Funds’ portfolio securities transactions will be executed through the Adviser. The Adviser seeks to provide quality execution at the best net results, taking into consideration such factors as price, size and complexity of order. Other important factors include efficiency of execution, reliability, integrity, confidentiality, and overall responsiveness of the Adviser. Also, the operational capability, settlement and reporting functions of the Adviser and the ability to enter trades and view Fund information electronically are important factors in deciding to execute trades internally through the Adviser.

The Funds have not paid any brokerage commissions during each of the last three fiscal years (or since inception if a Fund has not operated for three years). All agency transactions were executed through the Adviser, which waived all brokerage commissions. All principal trades for fixed income securities are ordinarily transacted with the issuer, the issuer’s underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Fund. The price of the fixed income securities generally reflects the spread between the bid and asked prices, which is not disclosed separately. Transactions are placed through dealers who are serving as primary market makers. A Fund could potentially incur brokerage commissions at any time should the Adviser elect not to waive commissions or if Fund trades are placed through outside brokers. In all cases, including when a transaction is not effected through the Adviser, the Adviser is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker’s ability to effect and settle the transaction promptly and efficiently and the Adviser’s perception of the broker’s reliability, integrity and financial condition.

When effecting a fixed income securities transaction in the secondary market, the Adviser generally will select dealers who are deemed likely to provide best execution for the specific transaction based on certain factors. These factors may include, but are not limited to, access to offerings; market familiarity; integrity (ability to maintain confidentiality); history of competitive pricing; trade settlement capability; expertise; financial condition (credit risk); and reliability and willingness to commit capital.

While there is no formula, agreement or undertaking to do so, a portion of the Funds’ brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker’s ability to effect and settle the transaction promptly and efficiently and the Adviser’s perception of the broker’s reliability, integrity and financial condition.

As of March 31, 2018, the Funds held securities issued by the parent companies of the following “regular broker-dealers” of the Trust, as defined in the 1940 Act. Although the Funds did not pay commissions to the broker-dealer, it meets the definition of a “regular broker-dealer” under the 1940 Act by virtue of being one of the ten brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Trust, during the most recently completed fiscal year.

Fund	Regular Broker-Dealer	Market Value as of 3-31-2018	Type of Security
Core Fund	J.P. Morgan Securities LLC	$ 9,749,060	Equity
Value & Income Fund	J.P. Morgan Securities LLC	$ 20,496,758	Equity
Balanced Income Fund	J.P. Morgan Securities LLC	$ 2,173,557	Equity
Balanced Income Fund	J.P. Morgan Securities LLC	$ 1,542,806	Debt
Balanced Income Fund	Morgan Stanley & Co., LLC	$ 1,253,792	Debt
Balanced Income Fund	TD Securities (USA) LLC	$ 502,775	Debt
Balanced Income Fund	Wells Fargo & Co.	$ 687,146	Debt

Codes of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

SHAREHOLDER ACCOUNT INFORMATION

As noted in the Prospectus, the Funds offer the following shareholder services:

Shareholder Account. When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor’s registration instructions and voluntary investments can be made thereafter at any time. Shareholders will receive a statement each time there is an account transaction, such as an additional investment or a dividend reinvestment. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the NAV on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month on the 15th and/or last business day of the month). Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are included in the Account Application or are available by calling the Funds. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the withdrawal date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Signature Guarantees” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf. The Application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-800-281-3217, or by writing to The Davenport Funds, Shareholder Services, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

Transfer of Registration. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading “Signature Guarantees”); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

PURCHASE OF SHARES

The purchase price of shares of each Fund is the NAV next determined after the order is received in proper form. An order received prior to the close of the regular session of trading of the New York Stock Exchange (the “Exchange”), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until it has been confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Shares of the Funds generally may be sold only to U.S. citizens, U.S. residents and U.S. domestic corporations, partnerships, trusts, or estates. For purposes of this policy, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and estates must have a U.S. address of record.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

Purchases in Kind. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors that the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods to determine NAV as described in the Prospectus.

Employees and Affiliates of the Funds. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $2,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder’s investment depending on the market value of the securities held by the Funds. There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may exist which would, in the opinion of the Adviser, make it in the best interests of the Funds and their shareholders to do so. The Board has authorized payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the NAV. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund’s net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind.

PRINCIPAL SHAREHOLDERS

As of July 2, 2018, Wortham Mizell & Eddins. Trustees for the Davenport & Co. LLC Profit Sharing Plan, c/o Davenport & Company LLC, 901 East Cary Street, Richmond, Virginia 23219, owned of record 8.43% of the outstanding shares of the Small Cap Focus Fund; Matrix Trust Company Custodian, FBO a Customer Account, 717 17th Street, Suite 1300, Denver, Colorado 80202 owned of record 9.60% of the outstanding shares of the Small Cap Focus Fund; and Matrix Trust Company Custodian, FBO a Customer Account, 717 17th Street, Suite 1300, Denver, Colorado owned of record 6.44% of the outstanding shares of the Small Cap Focus Fund. No other shareholder known by the Funds owned of record or beneficially 5% or more of the outstanding shares of a Fund.

NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The NAV of each Fund is determined as of the close of the regular session of trading of the Exchange (normally 4:00 p.m., Eastern time) on each “Business Day.” A Business Day means any day, Monday through Friday, except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. NAV per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily.

Fixed income securities are valued at their market value when reliable market quotations are readily available. Typically, fixed income securities are valued using information provided by a third-party pricing service. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of fixed income securities without regard to sale or bid prices. The pricing service may use transactions and market quotations from brokers in determining values. Certain fixed income securities may have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of fixed income securities than for other types of securities. If the Adviser determines that a price provided by the pricing service does not accurately reflect the fair market value of the security, if prices are not readily available from a pricing service or if restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.

Equity securities are valued at their market value when reliable market quotations are readily available. Securities that are traded on a national stock exchange are valued based upon the closing price of the exchange, if available, otherwise at the last quoted bid price. Securities traded on NASDAQ are generally valued by the pricing service at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies are valued at their NAV as reported by those companies.

FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including, among others, its advisory fees, the fees and expenses, if any, of the Independent Trustees, fees of the custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds’ shareholder servicing operations, fees and expenses of qualifying and registering the Funds’ shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust’s CCO, and the expense of shareholders’ meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust’s series, or funds, which allocation may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

ADDITIONAL TAX INFORMATION

Taxation of the Funds. Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a “regulated investment company” (“RIC”) under Subchapter M of the Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98.2% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

There is a remedy for failure to meet the Subchapter M diversification test if the failure was due to reasonable cause and not to willful neglect. The remedy involves certain divestiture and procedural requirements, and payment of a tax. In certain de minimis situations, no tax is due in the event of a failure to meet the diversification requirements, but the divestiture and procedural requirements apply. Similarly, in the event of a failure to meet the Subchapter M income requirements, if the failure was due to reasonable cause and not to willful neglect it can be cured by satisfaction of procedural requirements and payment of a tax.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. As of March 31, 2018, the Equity Opportunities Fund had a short-term capital loss carryforward of $1,457,453 and a long-term capital loss carryforward of $302,264 for federal income tax purposes. These capital loss carryforwards are available indefinitely to offset realized capital gains in future years, thereby reducing future taxable gains distributions.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

Tax Status of the Funds’ Dividends and Distributions. Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2018, recent federal tax legislation requires individual taxpayers with taxable incomes above $425,800 ($479,000 for married taxpayers, $452,400 for heads of households) to be subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in the highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Certain U.S. shareholders, including individuals and estates and trusts whose income exceeds certain levels, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and regardless of how long you have held your Fund shares, even if they reduce the NAV of shares below your cost and thus in effect result in a return of a part of your investment.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when “covered” shares are sold. Covered shares are any regulated investment company shares acquired on or after January 1, 2012 and any such shares acquired before January 1, 2012 are considered non-covered shares. In response to this federal law, the Funds chose “average cost,” which is the mutual fund industry standard, as the Funds’ default tax lot identification for all shareholders. Average cost will be the method used for reporting the redemption of any covered shares on your Consolidated Form 1099 unless you select a different tax lot identification method. You may choose a method different than average cost as long as you do so at the time of your purchase or upon the redemption of covered shares. Please keep in mind that the Funds are not responsible for providing you with cost basis information on shares acquired prior to January 1, 2012.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and, as of January 1, 2019, on redemption proceeds and certain capital gain dividends paid to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Passive Foreign Investment Companies (“PFICs”). For federal tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation’s gross income for its tax year is passive income or, in general, if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by Section 954 of the Internal Revenue Code. Each Fund which holds equity interests in a PFIC intends to mark-to-market these securities and recognize any realized or unrealized gains at the end of its fiscal year. Deductions for losses on PFIC shares marked to market are allowable only to the extent of any previously recognized gains on those shares. These gains (reduced by allowable losses) are treated as ordinary income that the Fund may be required to distribute, even though it has not sold the securities. There can be no assurance that a Fund will be able to identify all investments that may be classified as PFICs or that it will be able to make the mark-to-market election with respect to all PFICs. In such an event tax and interest charges may be imposed on the Fund with respect to gains and/or certain distributions with respect to securities of such PFIC.

Sale, Exchange or Redemption of Fund Shares. A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder. Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

PROXY VOTING AND PORTFOLIO HOLDINGS DISCLOSURE POLICIES

Proxy Voting Policies and Procedures. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy. The Board of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities may be made to shareholders of the Funds or other persons. The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to portfolio securities. Although no material conflicts of interest are believed to exist that could disadvantage the Funds or their shareholders, various safeguards have been implemented to protect the Funds and their shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Principal Executive and Senior Financial Officers that requires the Trust’s Principal Executive Officer(s), Principal Financial Officer(s) and Principal Accounting Officer(s) to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Funds.

•	Public disclosure regarding the securities held by the Funds (“Portfolio Securities”) is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q/Form N-PORT (“Official Reports”). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

•	Each of the Core Fund, Value & Income Fund and Equity Opportunities Fund posts a complete listing of its Portfolio Securities on a daily basis at www.investdavenport.com. The listing of Portfolio Securities is current to the previous day’s close of the market. The ten largest holdings of the Small Cap Focus Fund and the five largest equity holdings and five largest fixed income holdings of the Balanced Income Fund as of the end of the most recent month are included in the Fund Fact Sheet which is posted at www.investdavenport.com. The Fact Sheet is typically posted to the website within ten business days of the end of each month. The website is open to the general public.

•	Information regarding Portfolio Securities and other information regarding the investment activities of the Funds may be disclosed to analytical service providers for use in connection with investment research services provided to the Funds. Each disclosure arrangement must be approved by the CCO of the Trust. As of the date of this SAI, the Funds are providing portfolio information to FactSet Research Systems, Inc. at the end of each day.

•	Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds. Currently, the Funds are providing portfolio information to four different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the CCO of the Trust. The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds.

Below is a table listing the rating or ranking groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Group	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Funds or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions. Lipper indicates that it will not trade based on the Funds’ portfolio information, and it prohibits its employees from any such trading.	None
Bloomberg L.P.	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions. Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.	None
FactSet	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions. FactSet employees are required to follow a code of business conduct and ethics that obligates them to use a reasonable degree of care to safeguard confidential information and must agree in writing to comply with this code of business conduct and ethics.	None

•	These policies relating to disclosure of the Funds’ Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, including but not limited to the Funds’ administrator, distributor, custodian, legal counsel, accountants, proxy service, financial printer/typesetter and proxy voting service, or to brokers and dealers in connection with the Funds’ purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

•	In the event a Fund processes a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for the receipt of such portfolio securities.

•	Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

•	The CCO of the Trust may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

•	The CCO of the Trust shall inform the Board of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board following such approval. At least annually, the CCO shall provide the Board with a report as to compliance with these policies.

FINANCIAL STATEMENTS

The financial statements of the Funds for the year ended March 31, 2018, together with the report of Cohen & Company, Ltd., the Funds’ Independent Registered Public Accounting Firm, thereon, are incorporated herein by reference to the Annual Report of the Funds.

APPENDIX A - DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below.

Description of Moody’s Investors Service, Inc.’s Bond Ratings:

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa:	Obligations Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of S&P Global Ratings Definitions:

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment is still considered strong.

BBB:

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.

BB, B, CCC, CC and C	Obligations rated ‘BB,’ ‘B,’ ‘CCC’,’CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of Fitch Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. The relationship between issuer scale and obligation scale assumes a historical average recovery of between 30% - 50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating.

AAA: Highest credit quality

‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality	AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality

A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality

‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative

‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative	‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

The modifiers “+” or “-“may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added the “AAA obligation rating category.

APPENDIX B – POLICIES AND PROCEDURES FOR VOTING PROXIES

WILLIAMSBURG INVESTMENT TRUST

1. Purpose. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

2. Definitions

(a) Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b) Proxy Manager. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

3. Policy for Voting Proxies.

(a) Fiduciary Considerations. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

(b) Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

4. Conflicts of Interest. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

5. Routine Proposals. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

6. Non-routine Proposals.

(a) Guidelines on Anti-takeover Issues. Since anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.” During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

(b) Guidelines on Social and Political Issues. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

7. Proxy Manager Approval. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the proxy manager.

8. Proxy Voting Procedures. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

9. Report to the Board. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.

10. Investment Advisers’ Voting Procedures. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers’ policies and procedures.

As adopted November 1, 2004

Davenport & Company LLC One James Center 901 East Cary Street Ste 1100 Richmond, VA 23219¬4037 t 804-780-2000 800-846-6666www.investdavenport.com

Davenport & Company LLC (The “Adviser”)

Proxy Voting Policies and Procedures

If directed in writing by the client, Adviser will be responsible for voting proxies for accounts in Adviser’s Investment Advisory programs. The Adviser intends to exercise a voice on behalf of clients in matters of corporate governance through the proxy process. The Adviser takes its fiduciary responsibilities very seriously and believes the right to vote a proxy is a significant asset of shareholders and clients. The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of clients’ investments.

The Adviser has delegated the responsibility of overseeing the proxy voting process to a Proxy Voting Coordinator (the “Coordinator”). The Adviser’s proxy voting policies and procedures are outlined below.

General Policy for Voting Proxies

The Adviser will vote proxies solely in the interests of its clients and will vote consistently across the client base.

The Adviser shall not vote proxies for privately held securities, nor shall extraordinary measures, such as, but not limited to travel, be taken to submit a proxy vote. The Adviser will generally not vote proxies when the cost of voting on a particular proxy proposal could exceed the expected benefit to a client.

From time to time, the Adviser may abstain from voting proxies for securities that have not been selected through the advisory process but are held in a client account per the client’s direction.

Since the quality and depth of management is a primary factor considered when investing in a company, the Adviser gives substantial weight to the recommendation of management on any issue. However, the Adviser will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Proxy Voting Process: Voting Governance

The Adviser has contracted with Broadridge, an independent third party to provide all proxy voting and recordkeeping services through "ProxyEdge". ProxyEdge has contracted with Glass Lewis, a leading independent provider of global proxy analysis and voting services to provide voting recommendations. The Coordinator will monitor the voting and recordkeeping of all proxies and generally review each vote to ensure the voting follows the established Adviser guidelines. The Coordinator has the ability to override the recommended vote of Glass Lewis if it is determined the recommended vote is in direct conflict with the established guidelines of the Adviser or if it is determined a conflict of interest exists.

The Monitoring Process

The Adviser has elected to use the "Typical Investment Manager Policy" provided by ProxyEdge for voting recommendations. This policy was designed to maximize returns for investment advisors by voting in a manner that generally supports management while carefully limiting risk to investors. ProxyEdge automatically records the vote utilizing the recommendations supplied by Glass Lewis and this policy.

The Coordinator and his/her designee receive email alerts from ProxyEdge, notifying the Adviser of meeting dates and voting deadlines. As part of the monitoring process, the ProxyEdge website is checked regularly to ensure votes have been cast on securities with outstanding proxies. At this time the votes are checked to ensure they are cast within the established Adviser guidelines.

The Coordinator will have the following responsibilities:

1. Review contract with Broadridge (ProxyEdge) and communicate with them to resolve any problems that may arise

2. Monitor "ProxyEdge" email alerts

3. Monitor voting recommendations from a professional proxy voting service (Glass Lewis),

4. Solicit information from the Adviser and its’ employees about potential conflict of interest,

5. Maintain a “proxy conflicts watch list” in coordination with the Adviser’s Compliance Department,

6. Notify the Chief Investment Officer and the responsible Compliance Officer when an upcoming vote is subject to a conflict of interest,

7. Monitor proxy votes via the ProxyEdge website to ensure they are voted in accordance with recommendation of Glass Lewis and/or the established guidelines of the Adviser,

8. Maintain records for any client requests for voting information.

Conflicts of Interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Conflicts of interest may be the result of personal or business relationships, or due to circumstances that may arise during the conduct of the Adviser’s business. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients and to bring such information to the attention of the Coordinator.

Coordinator will make a reasonable effort to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients. The Coordinator shall bring any known conflict of interest to the attention of the Chief Investment Officer.

The Adviser believes that certain proxies pertaining to a mutual fund are a potential conflict. For example, the Adviser may have a conflict of interest when the Adviser is solicited to vote client proxies approving an increase in fees deducted from mutual fund assets pursuant to a 12b-1 plan if the fees are a source of revenue for the Adviser.

The Coordinator may vote proxies relating to issuers where a potential conflict of interest is identified, if the Coordinator, in consultation with the Compliance Department, has determined that the conflict of interest is not material. A conflict of interest will be considered material if it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. In the event that a material conflict arises, the proxy will be voted in accordance with the recommendation of Glass Lewis. The Coordinator shall memorialize all materiality decisions.

Appointment of Coordinator

In general, the Coordinator is appointed by the Adviser’s Chief Investment Officer.

Common Proposals

The Adviser recognizes that there are common proposals that routinely appear on proxies. Listed below are examples of voting decisions for the types of proposals that are most frequently presented:

Election of the Board of Directors

The Adviser believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

The Adviser generally supports the election of directors that result in a board made up of a majority of independent directors.

The Adviser generally does not support the election of non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

The Adviser will hold directors accountable for the actions of the committees on which they serve. For example, the Adviser generally does not support nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

The Adviser generally supports shareholder efforts to declassify existing boards, and will generally block efforts by companies to adopt classified board structures.

Approval of Independent Auditors

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

The Adviser does not support proposed auditors where non-audit fees make up more than 50% of the total fees paid by the company to the audit firm.

The Adviser will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether the Adviser believes independence has been compromised.

Equity-based Compensation Plans

The Adviser believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, the Adviser is opposed to plans that substantially dilute its clients’ ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

The Adviser generally does not support plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

The Adviser generally does not support plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our clients, the Adviser considers other factors such as the nature of the industry and size of the company. The Adviser generally opposes plans that have any of the following structural features:

•	Ability to re-price underwater options
•	Ability to issue options with an exercise price below the stock's current market price.
•	Ability to issue reload options.
•	Automatic share replenishment ("evergreen") feature.

The Adviser generally supports measures intended to increase long-term stock ownership by executives. These may include:

•	Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
•	Requiring stock acquired through option exercise to be held for a certain period of time.
•	Using restricted stock grants instead of options.

To this end, the Adviser supports expensing the fair market value of option grants because it substantially eliminates their preferential financial statement treatment vis-à-vis stock grants, furthering the case for increased ownership by corporate leaders and employees.

The Adviser generally supports the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate Structure and Shareholder Rights

The Adviser believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

The Adviser generally supports proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals.

The Adviser supports proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

The Adviser generally opposes proposals for a separate class of stock with disparate voting rights.

The Adviser generally supports proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, the Adviser is more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

Corporate and Social Policy Issues

The Adviser believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Adviser generally opposes these types of proposals, although the Adviser may make exceptions in certain instances where it believes a proposal has substantial economic implications. The Adviser recognizes it may not be able to reflect accurately the stance of the Adviser’s broad client base, and, therefore reserves the right to issue an abstention from vote regarding this type of proposal.

STATEMENT OF ADDITIONAL INFORMATION

THE FLIPPIN, BRUCE & PORTER FUNDS

FBP Equity & Dividend Plus Fund – Ticker: FBPEX

FBP Appreciation & Income Opportunities Fund – Ticker: FBPBX

Series of

Williamsburg Investment Trust

August 1, 2018

GENERAL INFORMATION ABOUT THE TRUST	2
FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS	3
INVESTMENT LIMITATIONS	19
TRUSTEES AND OFFICERS	20
INVESTMENT ADVISER	29
ADMINISTRATOR	31
DISTRIBUTOR	32
OTHER SERVICE PROVIDERS	32
PORTFOLIO SECURITIES AND BROKERAGE	33
SHAREHOLDER ACCOUNT INFORMATION	34
PURCHASE OF SHARES	35
REDEMPTION OF SHARES	36
NET ASSET VALUE DETERMINATION	37
FUND EXPENSES	38
PRINCIPAL SHAREHOLDERS	38
ADDITIONAL TAX INFORMATION	38
PROXY VOTING AND PORTFOLIO HOLDINGS DISCLOSURE POLICIES	41
FINANCIAL STATEMENTS	43
APPENDIX A - DESCRIPTION OF BOND RATINGS	44
APPENDIX B - POLICIES AND PROCEDURES FOR VOTING PROXIES	46

This Statement of Additional Information ("SAI") is not a prospectus and should only be read in conjunction with the Prospectus of the Flippin, Bruce & Porter Funds dated August 1, 2018. This SAI is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at no charge, by writing to Williamsburg Investment Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-866-738-1127.

GENERAL INFORMATION ABOUT THE TRUST

The FBP Equity & Dividend Plus Fund (the “Dividend Fund”) and the FBP Appreciation & Income Opportunities Fund (the “Opportunities Fund”), are two separate no-load series of Williamsburg Investment Trust (the “Trust”). The Dividend Fund and Opportunities Fund are referred to individually as a “Fund” and collectively, the “Funds.” Effective December 30, 2011, the name of the Dividend Fund was changed from “FBP Value Fund” and the name of the Opportunities Fund was changed from “FBP Balanced Fund.” The Trust is an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board has overall responsibility for management of the Trust under the provisions of the Trust’s Agreement and Declaration of Trust and the laws of Massachusetts governing business trusts. The Funds are managed by Flippin, Bruce & Porter, Inc. (the “Adviser”).

The Declaration of Trust of the Trust currently provides for the shares of twelve funds, or series, to be issued. In addition to the Funds, the Trust consists of The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund, which are managed by Leavell Investment Management, Inc. of Mobile, Alabama; and the Davenport Core Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund and the Davenport Balanced Income Fund, which are managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office until their retirement at age 75, except that: (1) any Trustee may resign and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust’s custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this SAI. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust does not expect to hold annual meetings of shareholders.

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Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund’s assets over its liabilities. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions that are intended to mitigate such liability.

The By-Laws of the Trust contain a forum selection clause which provides that any court action against or on behalf of the Trust be brought in the Business Litigation Section of the Massachusetts Superior Court in Suffolk County, Massachusetts, which handles complex business and commercial disputes. The By-Laws also define what actions may be brought directly by shareholders and which must be brought derivatively on behalf of the Trust and require that the Court refer to mandatory arbitration all direct shareholder claims except for those asserting fraud in connection with the purchase or sale of shares. The purpose of this forum selection provision is to provide for efficient and equitable disposition of legal proceedings by courts and arbitrators with expertise in the applicable Massachusetts law.

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

Each Fund is a diversified series of the Trust. With respect to 75% of its total assets, each Fund may not: (1) invest more than 5% of its total assets in the securities of a single issuer, and (2) hold more than 10% of the outstanding voting securities of a single issuer. However, the diversification of each Fund’s holdings is measured at the time of purchase and if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects the value of several securities held by either Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, each Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite qualifying as a diversified series.

Industry/Sector Risk. The greater a Fund’s exposure to any single type of investment, including investment in a given industry, sector, country, region or type of security, the greater the impact the performance of that investment will have on the Fund’s performance. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities of companies in the same industry may react similarly to, and move in unison with, one another. An industry or a sector’s performance over any period of time may be quite different from that of the overall market. Certain sectors, such as technology, financial services or energy, can be highly volatile. Sectors are determined by reference to the classifications of sectors set forth in the Funds’ annual and semi-annual reports. The sectors in which a Fund may have greater exposure will vary from time to time.

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•	Financial Industry: Companies in the financial industry are subject to certain risks, including the risk of corporate and consumer debt defaults, price competition, regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. The performance of these companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g. subprime loans). Companies in the financial industry are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, the profitability of such companies is largely dependent upon the availability and the cost of capital.

•	Technology Industry: Companies in the technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Technology companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their new products. Companies in the technology sector are also heavily dependent on patent and intellectual property rights, and the loss or impairment of these rights may adversely affect the profitability of these companies. Technology companies engaged in manufacturing, such as semiconductor companies, often operate internationally which could expose them to risks associated with instability and changes in economic and political conditions, including currency fluctuations, changes in foreign regulations, competition from subsidized foreign competitors with lower production costs and other risk inherent to international business.

•	Internet-Related Industry: The value of companies engaged in the internet industry, which is a developing industry, is particularly vulnerable to rapidly changing technology, extensive governmental regulation and relatively high risks of obsolescence caused by scientific and technological advances. In addition, companies engaged in Internet-related activities are difficult to value and may have high share prices relative to their earnings which they may not be able to maintain over the long-term. Moreover, many internet companies are not yet profitable and may need additional financing to continue their operations. There is no guarantee that such financing will be available when needed. Since many internet companies are start-up companies, the price of their securities historically has been more volatile than other securities.

•	Health Industry: Companies in the health industry are subject to the additional risks of increased competition within the health care industry, changes in legislation or governmental regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of securities of health science companies may fluctuate widely due to governmental regulation and the ability to obtain approval of their products and services, which may have a significant effect on their price and availability. In addition, these products may quickly become obsolete. Liability for products that are later alleged to be unsafe or harmful may be substantial and have a significant impact on a company’s market value or share price.

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•	Consumer Discretionary Industry: The consumer discretionary sector may be affected by fluctuations in supply and demand and may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

•	Consumer Staples Industry: Companies in the consumer staples sector may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, product cycles and marketing competition. Companies in the consumer staples sector may be negatively impacted by government regulations affecting their products and may also be subject to risks relating to the supply of, demand for, and prices of raw materials. In addition, the success of food, beverage, household and personal product companies, in particular, may be strongly affected by unpredictable factors, such as, demographics, consumer spending, and product trends.

•	Industrials: Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general or a decline in demand due to rapid technological developments and frequent new product introductions. The performance of these companies may also be affected by governmental regulation, world events and economic conditions and the risks of environmental damage and product liability claims.

•	Utilities: The performance of utility stocks is expected to reflect conditions affecting the utilities industry, which is sensitive to factors such as interest rates, local and national government regulations, the price and availability of materials used in the particular utility, environmental protection or energy conservation regulations, the level of demand for services and the risk associated with construction and operating certain types of facilities. Telecommunication companies and products may be highly dependent on innovations and expansion of existing technologies, such as internet communications, as well as intense pricing competition and industry consolidation.

•	Real Estate Investment Trusts (“REITs”). While the Funds will not invest in real estate directly, they may be subject to risks similar to those associated with real estate investments because of their ability to purchase securities of companies that generate income from the real estate industry. A REIT is a pooled investment vehicle that may invest primarily in income producing real estate or real estate related loans or interests. Such REITs are dependent upon management skills, subject to the strength of the real estate market and could be affected by the following factors: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variation in rental income; changes in neighborhood values and functional obsolescence and appeal of properties to tenants. Other REITs, that operate as property leasing companies for a particular industry, such as the wireless network or timber industries, are more dependent on the strength of their underlying industry than the strength of the real estate market. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain exemption from the 1940 Act. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by a Fund, there will be a layering of fees, which would increase expenses.

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•	Commodities. Each Fund may invest in securities (including exchange-traded funds “ETFs”) whose performance is linked to the price of an underlying commodity or commodity index. The performance of these securities depends to a great extent on the performance of the commodity in which they invest and involve the risks and pricing characteristics similar to direct investments in that commodity. Precious metals such as gold, silver, platinum and palladium, have at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. Investments in precious metals can present concerns such as delivery, storage, and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Investments in energy-related industries may be affected by changes in supply and demand and government regulations. Other types of commodities may be subject to certain risks, including regulatory, economic, environmental and political developments, weather events, natural disasters and market disruptions.

•	Energy Industry. Companies in the energy industry, such as coal, natural gas and crude oil, may have distinctly higher volatility than other types of securities, due in part to their physical properties which can affect the available supply and the real time pricing of these commodities. Factors unique to energy stocks include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand and may be susceptible to international political and economic developments and the success of exploration projects. The oil and natural gas market has experienced periods of volatility and fluctuation that is often based on factors which may be out of the control of the issuers of such securities. Fluctuations in the energy market may impact the price of securities exposed indirectly to energy risk, including securities issued by governments in countries where the economy depends heavily on commodities and in the securities of issuers located in or exposed to such countries. Energy companies may have high levels of debt and may be more likely to restructure their businesses if there are downturns in energy markets or the economy as a whole.

Options Transactions. The Funds will only write and purchase options that are issued by the Options Clearing Corporation and listed on a national securities exchange. Transactions in options affect the Funds’ portfolio turnover rate and brokerage commission costs. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. Options transactions by the Funds are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of options the Funds may write or purchase may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

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Writing Covered Call Options. When the Adviser believes that individual portfolio securities held by the Funds are approaching the top of the Adviser’s growth and price expectations, covered call options (“calls”) may be written (sold) against such securities. When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price (“strike price”) by a future date (“exercise price”). To terminate its obligation on a call a Fund has written, it may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received. The Funds write options only for income generation and hedging purposes and not for speculation. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Funds will lose the opportunity for further appreciation of that security. If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is executed.

Purchasing Put and Call Options. The Funds may also purchase put and call options on securities. If a put or call option purchased by a Fund is not sold when it has value remaining, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

The Funds may purchase put options on stock indices. By purchasing a put option on a stock index, a Fund could hedge the risk of a general market decline. The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by a Fund. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium and transaction costs), the Fund would suffer a loss in the put option if prices do not decline, or do not decline sufficiently, to offset the deterioration in the value of the option premium.

Risks of Options Generally. The purchase and sale of options involve risks different from those involved with direct investments in securities and also require different skills from the Adviser in managing a Fund’s portfolio of investments. While utilization of options may be advantageous to a Fund, if the Adviser is not successful in employing such instruments in managing the Fund’s investments or in predicting market changes, the Fund’s performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options used. It is also possible that a Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options markets. In addition, a Fund will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce its investment performance. The Funds’ current policy is to limit options transactions to those described above.

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Risks of Options on Stock Indices. As discussed above, the purchase and sale of options on stock indices is subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurs, a Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is the Funds’ policy to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

The purchaser of an index option may also be subject to a timing risk. If an option is exercised by a Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Funds will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Funds may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, a Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Funds will not purchase or sell any index option contract unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

Foreign Securities. The Funds may invest in foreign securities directly or indirectly through U.S. exchanges, in the over-the-counter market, purchases of ETFs and similar investment vehicles that are listed on a foreign securities exchange, or through the purchase of American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The Funds may invest in foreign securities in order to take advantage of opportunities for growth where, as with domestic securities, they are depressed in price because they are out of favor with most investors. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus.

Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Global economies may be less stable than the U.S. economy because of institutional weaknesses or economic dislocations and crises have ensured from time to time, both in developed and developing countries. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties enforcing judgments against such issuers with respect to claims under U.S. securities laws. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation, economic sanctions or other restrictions and it is possible that a Fund could be prohibited from investing in securities issued by companies subject to such restrictions. Investments in domestic securities may create indirect exposure to non-U.S. markets if any issuers of those securities are exposed to non-U.S. markets such as when an issuer does a significant amount of business in or relies upon suppliers from non-U.S. markets.

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Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. Countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Union (the “EU”) and European Economic and Monetary Union, which require member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. In June 2016, the United Kingdom (“the UK”) approved a referendum to leave the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. Political and military events, including in North Korea, Syria and other areas of the Middle East, Venezuela and nationalist unrest in Europe, also may cause market disruptions. Any potential developments or market perceptions concerning these and related issues could adversely affect the value of foreign securities.

Market Events and Global Economic Risks. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region across the globe. Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructuring, and other events related to the sub-prime mortgage crisis in 2008; financial distress in the U.S. auto industry; steep declines in oil prices; credit and liquidity issues involving certain money market and high yield mutual funds; S&P’s downgrade of the U.S. long-term sovereign debt and measures to address U.S. federal and state budget deficits; governmental efforts to limit short selling and high frequency trading; social, political and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in currency exchange rates; and China’s economic slowdown. The imposition of sanctions by the United States or another government on a country could cause disruptions to the country’s financial system and economy.

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In addition to financial market volatility, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, or interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Additionally, with continued economic recovery and the cessation of certain market support activities, a Fund may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. These events and possible continuing market volatility may have an adverse effect on a Fund, including making it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The Funds are subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets generally. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Political turmoil within the U.S. and abroad may also impact the Funds. Although the U.S. Government has honored its credit obligations, it remains possible that the U.S. could default on its obligations, which could be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments. The U.S. is also considering significant new investments in infrastructure and national defense which, coupled with lower federal tax revenue, could lead to increased government borrowing and higher interest rates. Those events, as well as other changes in foreign and domestic political and economic conditions could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments.

Warrants and Rights. Warrants are essentially options to purchase equity securities at a specific price and are valid for a specific period of time (generally two or more years). Prices of warrants may be volatile and do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Fixed Income Investments. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issue. Fixed income securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of fixed income securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. Interest rate changes can be sudden and unpredictable, and a wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). While interest rates in the U.S. and abroad have been unusually low in recent years, the decision by the U.S. Federal Reserve to raise the target fed funds rate and the possibility that the Federal Reserve may continue with such rate increases, among other factors, could cause markets to experience high volatility. Any future interest rate increases or other adverse conditions (e.g., inflation/deflation, increased selling of certain fixed-income investments across other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) could cause the value of fixed income investments to decrease. In addition, new regulations applicable to, and changing business practices of, financial intermediaries that make markets in fixed income securities may result in those financial intermediaries restricting their market-making activities for certain fixed income securities, which may reduce the liquidity and increase the volatility for such fixed income securities. If sudden or large-scale rises in interest rates were to occur, a Fund could face above-average redemption requests, which could cause it to lose value due to downward pricing forces and reduced market liquidity.

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U.S. Government Securities. The Funds may invest in debt obligations that are issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”) as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or the Funds’ shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through “Certificates,” representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments that have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. In September 2008, FNMA and FHLMC were placed into conservatorship by the U.S. Government under the authority of the Federal Housing Finance Agency (“FHFA”), a U.S. Government agency whose purpose is to preserve and conserve the assets and property of FNMA and FHLMC and to put them in a sound and solvent condition. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met. Serious discussions among policymakers continue as to whether FMNA and FHLMC should be nationalized, privatized, restructured or eliminated altogether.

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In August 2011, Standard & Poor’s Global Ratings (“S&P”) lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises. In explaining the downgrade, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. In June 2013, S&P affirmed its AA+ long-term credit rating on the U.S. and revised its rating outlook to stable from negative to indicate its current view that the likelihood of a near-term downgrade of the rating is less than one in three. It is possible that the rating outlook could be revised downward if economic, fiscal and/or political circumstances change in the U.S. Such a credit event may result in higher interest rates and adversely impact the market prices and yields of securities supported by the full faith and credit of the U.S. Government. Moreover, additional credit rating downgrades of U.S. sovereign debt or U.S. sponsored enterprises may result in financial market declines, increased volatility and significant disruption across various financial markets and asset classes.

Repurchase Agreements. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Government Security), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer). The Fund must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the “Repurchase Securities.” The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds’ risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date. In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest to the extent that the proceeds from the sale and accrued interest on the securities are less than the resale price provided in the repurchase agreement. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines adopted by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as “loans” under the 1940 Act. The return on such “collateral” may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the “collateral” is at all times at least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds’ custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

Collateralized Mortgage Obligations and Other Mortgage-Related Securities. The Opportunities Fund may invest in collateralized mortgage obligations (“CMOs”) which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs’ collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

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In addition to the mortgage pass-through securities and the CMOs mentioned above, the Opportunities Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund. Current offerings include “principal only” (PO) and “interest only” (IO) Stripped Mortgage Backed Securities (“SMBS”). POs and IOs are created when a mortgage pass-through certificate is separated into two securities – one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs’ yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal on the IO rise, the IO’s price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government-related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage securities are developed and offered to the investment community, the Adviser may, consistent with the Fund’s investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-Backed Securities. The Opportunities Fund may invest in asset-backed securities backed by various loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Opportunities Fund may invest in other asset-backed securities that may be developed in the future.

Zero Coupon and Original Issue Discount (“OID”) Bonds. The Opportunities Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of “Strips” through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts that issue zero coupon receipts such as U.S. Treasury Receipts (“TRs”) or Treasury Investment Growth Receipts (“TIGRs”). Zero coupon and original issue discount bonds generate income under generally accepted accounting principles, but do not generate cash flow, resulting in the possibility that the Fund may be required to sell portfolio securities to make distributions as required under Subchapter M of the Internal Revenue Code.

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Variable and Floating Rate Securities. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

Shares of Other Investment Companies. Each Fund may invest in shares of other investment companies. Shares of other investment companies may include those of open and closed-end investment companies, shares of exchange-traded funds (“ETFs”) and shares of exchange-traded notes (“ETNs”). To the extent the Funds invest in shares of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Each Fund does not presently intend to invest more than 25% of its net assets in securities of ETFs.

An ETF is an investment company registered under the 1940 Act that often holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value (“NAV”) in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to Securities and Exchange Commission (the “SEC”) Order, in which case they will not be subject to any such investment limitation. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s NAV.

iShares. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

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Exchange-Traded Notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours; however, investors also can hold ETNs until they mature. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day‘s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer‘s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer‘s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A decision by a Fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

Limitations on Investing in Other Investment Companies. Generally, under the 1940 Act, an investment company may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) more than 10% of such fund’s total assets would be invested in investment companies. Under certain conditions, a fund may invest in registered and unregistered money market funds in excess of these limitations. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits. The Funds may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Funds may also invest in ETFs that have not received such exemptive orders and in other investment companies in excess of these limits, as long as the Funds (and all of their affiliated persons, including the Adviser) do not acquire more than 3% of the total outstanding stock of such ETF or other investment company, unless otherwise permitted to do so pursuant to permission granted by the SEC. If a Fund seeks to redeem shares of an ETF or investment company purchased in reliance on Section 12(d)(1)(F), the ETF is not obligated to redeem an amount exceeding 1% of the ETF’s outstanding shares during a period of less than 30 days.

Description of Money Market Instruments. Money market instruments may include shares of money market funds, U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers’ Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”). Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers’ Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due. The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (“NRSRO”) or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or is of equivalent quality in the Adviser’s assessment. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds’ custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

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Municipal Obligations. Municipal obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its good faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are municipal obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

The yields on municipal obligations are dependent on a variety of factors, including supply and demand, liquidity and general conditions of the municipal market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. Like other debt securities, municipal obligations are subject to credit risk, interest rate risk and call risk. Obligations of certain issuers of municipal obligations may not be enforceable under the exercise of traditional creditors’ rights. Litigation and natural disasters, as well as adverse economic, business, legal or political developments may introduce uncertainties in the market for municipal bonds or materially affect the credit risk of particular bonds. Certain municipalities of the U.S. and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly affect other municipal obligations. In August 2015, Puerto Rico became the first U.S. commonwealth to default on its debt and has approximately $70 billion of outstanding debt.

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Forward Commitment and When-Issued Securities. The Opportunities Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Opportunities Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

Lower Rated Fixed Income Securities. The Opportunities Fund may invest in fixed income securities which are rated lower than A by Moody’s Investors Service, Inc. (“Moody’s”), S&P or Fitch Ratings Ltd. Issues rated lower than A are speculative in certain respects (see “Description of Bond Ratings”). The Opportunities Fund limits its investment in issues rated less than Baa by Moody’s or BBB by Standard & Poor’s or Fitch to 5% of the Fund’s net assets and the Fund will not invest in issues rated lower than B by any of the NRSROs. The Adviser carefully evaluates such lower rated issues prior to purchase to ascertain that the issuer’s financial condition is, in the Adviser’s judgment, improving. Credit quality in the markets for lower rated fixed income securities can change unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular security. During periods of deteriorating economic conditions or increased interest rates, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced, which can adversely affect the ability of a Fund to dispose of its portfolio securities. Bonds for which there is a thin market may be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process. Besides credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments, adverse publicity and investor perceptions.

Liquidity Risk for Fixed Income Securities. Liquidity risk is the risk associated with any event, circumstances or characteristic of an investment or market that negatively impacts a Fund’s ability to sell, or realize the proceeds from the sale of an investment at a desirable time or price. Certain investments that were liquid at the time of purchase may later become illiquid, particularly in times of overall economic stress or during changing regulatory, market or other conditions. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income mutual funds may be higher than normal; the selling of fixed-income securities to satisfy fund shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing a Fund’s ability to sell such securities.

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Description of Bond Ratings. A description of the various bond ratings used by the NRSROs is attached to this SAI as Appendix A. The NRSROs include Moody’s, S&P and Fitch Ratings. A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that individual analysts give different weightings to the various factors involved in credit analysis, and the quality of fixed-income securities in which the Funds may invest should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained from other sources that are considered reliable by the NRSROs. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Borrowing. Each Fund may borrow up to one-third of its total assets, including the amount of such borrowing, for extraordinary or emergency purposes or to meet redemption requests that might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuations on NAV will be exaggerated. If, while such borrowing is in effect, the value of a Fund’s assets declines, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing.

Lending. Each Fund has reserved the right to lend its securities to qualified broker-dealers, banks or other financial institutions. By lending its portfolio securities, a Fund would attempt to increase its income by receiving a fixed fee or a percentage of the collateral, in addition to continuing to receive the interest or dividends on the securities loaned. The terms, structure and aggregate amount of such loans would be consistent with the 1940 Act. The borrower would be required to secure any such loan with collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the total market value and accrued interest of the securities loaned by the Fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. As part of participating in a lending program, a Fund will invest its cash collateral only in investments that are consistent with the investment objectives, principal investment strategies and investment policies of the Fund. If such investments lose value, a Fund will have to cover the loss when repaying the collateral. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower shall be at the Fund’s risk.

Commodity Exchange Act Regulation. The Funds have claimed an exclusion from the definition of the term “commodity pool” under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to registration or regulation under the CEA. A fund claiming the exclusion is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without the fund becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulation. On an annual basis, the Funds are required to reaffirm their eligibility to continue to claim the exclusion. If a Fund’s use of derivatives would prevent it from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to the Fund, and the Fund may become subject to regulation by the CFTC. A Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements.

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Portfolio Turnover. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

Cybersecurity Risk. The Funds and their service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks affecting the Funds, the Adviser, custodian, transfer agent, intermediaries, and other third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions; impact the ability to calculate a Fund’s NAV; cause the release of private shareholder information or confidential business information; impede trading; or subject a Fund to regulatory fines, financial losses, additional compliance costs associated with corrective measures, or cause reputational damage. Cyber-attacks may render records of a Fund’s assets or transactions, shareholder ownership of Fund shares, and other data integral to the functioning of a Fund inaccessible, inaccurate, or incomplete. There is no guarantee that efforts designed to reduce the risks associated with cybersecurity will succeed, especially since there are inherent limitations in the efforts, including that certain risks have not been identified, given the evolving nature of this threat. The Funds rely on third party service providers for many of their daily operations and are subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Funds from cyber-attacks. Similar types of cyber security risk are also present for the issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investment in such securities to lose value.

INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to either Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of a Fund means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of the Fund’s outstanding shares.

Under these fundamental limitations, each Fund may not:

(1)	Engage in borrowing except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

(2)	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

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(3)	Purchase or sell commodities unless acquired as a result of ownership of securities or other investments to the extent permitted under the 1940 Act and the regulations of any other agency with authority over the Funds. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities;

(4)	Invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto, or investments in other investment companies;

(5)	Purchase or sell real estate directly. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

(6)	Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies;

(7)	Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing nonpublicly offered debt securities, (d) by purchasing commercial paper, or (e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays) to comply with the provisions of the 1940 Act.

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board (the “Board”) under the 1940 Act and the laws of Massachusetts governing business trusts. The Board is responsible for the oversight of each series, or funds, of the Trust. The Trustees serve until their retirement at age 75, subject to periodic review, and the officers are elected annually by the Trustees. The following is a list of the Trustees and executive officers of the Trust. John P. Ackerly, IV and John T. Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act (“Interested Trustees”). The Trustees who are not affiliated with an investment adviser or the principal underwriter of the Trust are referred to as the “Independent Trustees.”

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Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) and Directorships of Various Companies During Past 5 Years	Number of Portfolios in Trust Overseen by Trustee
Interested Trustees:
John P. Ackerly, IV One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1963	Since July 2012	Trustee; President of The Davenport Funds	Senior Vice President, Director and member of the Executive Committee of Davenport & Company LLC	12
John T. Bruce 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1953	Since September 1988	Trustee; President of the Flippin, Bruce & Porter Funds	President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.	12
Independent Trustees:
Robert S. Harris, Ph.D. c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1949	Since January 2007	Trustee	C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia; consultant to corporations and government agencies	12
George K. Jennison c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since January 2015	Trustee	President of Oyster Consulting (a management consulting firm to the financial services industry).	12
Harris V. Morrissette c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1959	Since March 1993	Trustee	President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. Director of Trustmark Corporation (bank holding company), White-Spunner Construction and Royal Cup Coffee and Tea. Director of International Shipholding Corporation (cargo transportation) until May 2017	12
Elizabeth W. Robertson c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1953	Since February 2014	Trustee	Chief Financial Officer for Monument Restaurants LLC (restaurant franchisees) since 2011. Trustee of TowneBank Foundation and Community Board since 2015 and Director of TowneBank from 1996 until 2014. She was previously a Senior Manager at KPMG (accounting firm)	12

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Executive Officers:
Margaret H. Alves 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1972	Since February 2006	Compliance Officer of The Government Street Funds	Chief Compliance Officer and Secretary of Leavell Investment Management, Inc.
Simon H. Berry 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1971	Since May 2017	Chief Compliance Officer	Senior Attorney of Ultimus Fund Solutions, LLC (the Trust’s administrator) since June 2016; Attorney for the Kentucky Department of Financial Institutions from October 2009 until May 2016 where his last position was Staff Attorney Supervisor
Charles M. Caravati, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1965	Since January 1996	President of The Jamestown Equity Fund; Vice President of The Jamestown Tax Exempt Virginia Fund	Managing Director of Lowe, Brockenbrough & Company, Inc.
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since November 2000	Vice President	Co-Chief Executive Officer and Managing Director of Ultimus Fund Solutions, LLC; Managing Director and officer of Ultimus Fund Distributors, LLC (the Trust’s distributor) from 1999 until 2018.
John H. Hanna, IV 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1955	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Vice President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.
Timothy S. Healey 2712 18th Place South Birmingham, Alabama 35209 Year of Birth: 1953	Since January 1995	Vice President of The Government Street Funds	Portfolio Manager, Member of Executive Committee, Chief Investment Officer and Director of Leavell Investment Management, Inc.
Mary S. Hope 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1963	Since August 2008	Vice President of The Government Street Funds	Operations Director and Portfolio Manager of Leavell Investment Management, Inc.
Dina A. Tantra 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1969	Since May 2018	Secretary	Executive Vice President, Director of Fund Administration and Compliance of Ultimus Fund Solutions, LLC since 2017; Managing Director of Foreside Financial Group, LLC from 2016 until 2017; Director, Secretary and General Counsel of Beacon Hill Fund Services, Inc. from 2008 until 2016.

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Joseph A. Jennings, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23219 Year of Birth: 1962	Since June 2005	President of The Jamestown Tax Exempt Virginia Fund	Managing Director of Lowe, Brockenbrough & Company, Inc.
Thomas W. Leavell 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1943	Since February 2004	President of The Government Street Funds	Portfolio Manager of Leavell Investment Management, Inc.; Director of Leavell Investment Management, Inc. until August 2016 and President and Chief Executive Officer until January 2014
David J. Marshall 800 Main Street Lynchburg Virginia 24504 Year of Birth: 1956	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Secretary, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.
Alison Leslie Lewis One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1978	Since April 2018	Compliance Officer of The Davenport Funds	Senior Vice President and Chief Compliance Officer for Davenport Asset Management Division of Davenport & Company LLC since April 2018; Vice President - Compliance for Davenport & Company LLC from September 2015 until April 2018: Worked at BB&T Scott & Stringfellow (broker-dealer) from September 2008 until September 2015 where her last title was Vice President and Centralized Supervision Manager.
Norman D. Darden, III 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1965	Since February 2018	Vice President of the Flippin, Bruce & Porter Funds	Portfolio Manager, Analyst and Principal of Flippin, Bruce & Porter, Inc.
Page T. Reece 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1957	Since September 2004	Compliance Officer of The Jamestown Funds	Chief Compliance Officer and Managing Director of Lowe, Brockenbrough & Company, Inc.
Teresa L. Sanderson 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1963	Since September 2004	Compliance Officer of the Flippin, Bruce & Porter Funds	Chief Compliance Officer and a Principal of Flippin, Bruce & Porter, Inc.
Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1962	Since November 2000	Treasurer	Co-Chief Executive Officer and Managing Director of Ultimus Fund Solutions, LLC; Managing Director and officer of Ultimus Fund Distributors, LLC from 1999 until 2018
George L. Smith, III One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1976	Since February 2011	Vice President of The Davenport Funds	Senior Vice President and Director of Davenport & Company LLC

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Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2017.

Name of Trustee	Dollar Range of Shares of the Funds Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee
John P. Ackerly, IV	None	Over $100,000

John T. Bruce	Opportunities Fund: Over $100,000 Dividend Fund: Over $100,000	Over $100,000
Independent Trustees:
Robert S. Harris	Dividend Fund: $1 – $10,000	$10,001– $50,000

George K. Jennison	None	None

Harris V. Morrissette	Opportunities Fund: $10,001 - $50,0000 Dividend Fund: $10,001 - $50,000	Over $100,000
Elizabeth W. Robertson	None	Over $100,000

As of July 2, 2018, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 12.62% of the outstanding shares of the Opportunities Fund and 9.08% of the outstanding shares of the Dividend Fund.

Trustee Compensation. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. As of April 1, 2018, each Independent Trustee receives from the Trust an annual retainer of $20,000, payable quarterly; a fee of $2,000 for attendance at each meeting of the Board (except that such fee is $3,000 for each meeting attended by the Chairman of the Board); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. Prior to April 1, 2018, each Independent Trustee received from the Trust an annual retainer of $15,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board (except that such fee was $2,500 for each meeting attended by the Chairman of the Board); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee was $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. The fees are split equally among all of the funds in the Trust.

The following table provides compensation amounts paid to the Independent Trustees during the fiscal year ended March 31, 2018:

Trustee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds within the Trust
Robert S. Harris	$5,167	None	None	$31,000
George K. Jennison	4,750	None	None	28,500
Harris V. Morrissette	4,500	None	None	27,000
Elizabeth W. Robertson	4,750	None	None	28,500

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Leadership Structure and Qualifications of Trustees

The Board consists of six Trustees, four of whom are Independent Trustees. The Board is responsible for overseeing the operations of the Trust, its investment advisers, and other service providers in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust. The Board has engaged the investment advisers to oversee the management of the funds on a day-to-day basis.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also meet quarterly without the presence of any representatives of management. The Board has established two standing committees to help ensure that the Funds have effective and independent governance and oversight. The Board may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board is led by its Chairman, Dr. Robert S. Harris. As Chairman, Dr. Harris has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board’s liaison with the various investment advisers. The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Dr. Harris as Chairman, is appropriate and in the best interests of the Trust, given its specific characteristics. These characteristics include having a structure consisting of four distinct fund complexes, each having its own investment adviser and compliance officer at the fund complex level. The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Board Committees. The Board has established an Audit Committee and a Governance, Nomination, Compensation and Qualified Legal Compliance Committee (the “Governance Committee”). The members of each Committee are the four Independent Trustees: Robert S. Harris, George K. Jennison, Harris V. Morrissette and Elizabeth W. Robertson. Elizabeth W. Robertson serves as the Chair of the Audit Committee and George Jennison serves as Chair of the Governance Committee. The Chair position for each Committee is rotated periodically. Each Committee Chair has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he or she serves as Chair. Each Committee Chair facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by that Committee.

Audit Committee	The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) oversees the quality and objectivity of the financial statements of each of the funds and the independent audits thereof; (iii) acts as liaison between the Trust’s independent registered public accounting firm and the full Board; (iv) pre-approves the scope and cost of the audit and non-audit services provided by the Trust’s independent registered public accounting firm; and (v) resolves any issues arising under the Trust’s Code of Ethics for Principal Executive and Senior Financial Officers. The Audit Committee met three times during the fiscal year ended March 31, 2018.
Governance Committee	The Governance Committee is responsible for (i) selecting and nominating persons to serve as Independent Trustees; (ii) determining the level of compensation for the Independent Trustees; (iii) reviewing information relating to the investment advisory, underwriting and other contracts with third party service providers and making recommendations to the Board; (iv) monitoring the activities of the Trust’s Chief Compliance Officer (“CCO”) and making recommendations to the Board with respect to the compliance policies and procedures of the Trust and its service providers; (v) reviewing the responsibilities of the committees of the Board and evaluating whether there is a need for additional or combined committees; (vi) evaluating the performance of the Board; and (vii) receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Governance Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee. The Governance Committee met four times during the fiscal year ended March 31, 2018.

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Qualifications of the Trustees. The Governance Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes, and skills that the Committee believes contribute to good governance for the Trust. In addition, the Trustees are subject to periodic evaluation for their continued service on the Board. On a staggered three-year basis, members of the Governance Committee review the qualifications of each Trustee, evaluate his or her contributions to the Board and make a recommendation as to whether such Trustee should continue to serve on the Board. The Board has concluded, based on each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with the other members of the Board, that each Trustee is qualified to serve as a Trustee. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the investment advisers, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

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Mr. John Ackerly, IV	Mr. John Ackerly, IV, Senior Vice President, is a member of the Executive Committee and Board of Directors of Davenport & Company, the investment adviser to the Davenport Funds. Prior to joining Davenport & Company in 1994, he worked as a portfolio manager for Central Fidelity Bank. He is President of the Davenport Funds and past president of the Richmond Society of Financial Analysts. Mr. Ackerly earned an undergraduate degree from the University of Virginia and earned an M.B.A. degree from Virginia Commonwealth University. He is a Chartered Financial Analyst and has over 25 years of experience in the investment management profession. He has served as a Trustee since 2012. The Board has concluded that Mr. Ackerly is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience and his academic background.
Mr. John T. Bruce	Mr. John T. Bruce is a founding partner and the President of Flippin, Bruce & Porter, Inc., the investment adviser to the Flippin, Bruce & Porter Funds. From 1979 until 1985 he served as a Vice President and Portfolio Manager at Capitoline Investment Services, Inc. Mr. Bruce holds a B.S. degree in Finance from Virginia Polytechnic Institute and State University and is a former trustee of the Virginia Tech Foundation. He is a Chartered Financial Analyst and a Chartered Investment Counselor and has over 35 years of experience in the investment management profession. He has served as a Trustee since 1988. The Board has concluded that Mr. Bruce is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.
Dr. Robert S. Harris	Dr. Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business at The Darden Graduate School of Business Administration at the University of Virginia where from 2001 until 2005, he served as Dean. Dr. Harris teaches courses in financial management and policies and valuation in financial markets. His research has focused on corporate finance, financial market analysis and mergers and acquisitions. He has been widely published in leading academic and practitioner journals and has authored financial textbooks. Dr. Harris has been an active consultant and advisor to corporations and government agencies and has held a range of offices in professional societies. He previously served as Chief Learning Officer and Vice President of United Technologies Corporation. Dr. Harris earned a B.A. degree (summa cum laude) from Davidson College and a doctorate in economics from Princeton University. He has served as a Trustee of the Trust since 2007. The Board has concluded that Dr. Harris is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and positions of leadership, and his business experience.
Mr. George K. Jennison	Mr. George K. Jennison has over 30 years’ experience managing trading and execution platforms and integrating capital markets services into retail brokerage and clearing firm sales channels. He is currently President of Oyster Consulting (a provider of audit, compliance, financial, operations, technology, trading and strategic management consulting to financial service firms). Mr. Jennison began his career as a NASDAQ trader at Robinson-Humphrey Company where specialized in bank stocks and convertible securities. Later, he served as a Senior Vice President at Shearson Lehman where he was responsible for managing the Financial Institutions NASDAQ Group and then became the Managing Director, Head of NASDAQ Trading at Wheat First Securities. From 2009 until 2012, he was Senior Managing Director, head of the Equity Services Group at Wachovia Securities, where he was responsible for managing the equity trading platform for the firm’s retail brokerage, clearing and managed accounts. Mr. Jennison has served on a number of investment industry committees as well as commitment committees for several foundations and investment firms. He earned his B.A. degree in Economics and Management Services from Duke University and attended the Executive Program at the University of Virginia Darden School of Business. He has served as a Trustee of the Trust since 2015. The Board has concluded that Mr. Jennison is suitable to serve as a Trustee because of his professional investment and business experience, leadership positions and academic background.

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Mr. Harris V. Morrissette	Mr. Harris V. Morrissette has served as president and chief executive officer of several privately held businesses and currently is President of China Doll Rice & Beans Inc. and Dixie Lily Foods. He serves as a director of Trustmark Corporation (a bank holding company), White-Spunner Construction, Inc. and Royal Cup Coffee and Tea. He previously served as a director of EnergySouth, Inc. until its merger with Sempra Energy in 2008; chairman of Azalea Aviation, Inc. (airplane fueling) until 2012 and a director of International Shipholding Corporation (cargo transportation) until May 2017. He is a board member of a number of not-for-profit organizations, among them the Economic Development Partnership of Alabama, University of Alabama System and Wilmer Hall Children’s Home. Mr. Morrissette holds a B.S. degree from The University of Alabama. He has served as a Trustee of the Trust since 1993. The Board has concluded that Mr. Morrissette is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his extensive business experience, and his service on other boards.
Ms. Elizabeth W. Robertson	Ms. Elizabeth W. Robertson serves as Chief Financial Officer of Monument Restaurants LLC (restaurant franchisees) and has been employed by Monument Restaurants since 2011. She previously served as Chief Financial Officer for Virginia Resources Authority (municipal bond authority) and a Senior Manager at KPMG (public accounting firm) where she specialized in audit and SEC reporting services for financial institutions. Ms. Robertson has served as a Trustee of TowneBank Foundation and Community Board since 2015 and was a director of TowneBank from 1996 until 2014. She previously performed accounting and tax services for small businesses and individuals on a part-time basis and is a board member of a number of not-for-profit organizations, among them, the Richmond Ballet and the St. Andrew’s School Foundation. She holds a B.S. degree from the University of Virginia McIntire School of Commerce and earned her Certified Public Accountant designation in 1975. The Board has concluded that Ms. Robertson is suitable to serve as a Trustee because of her business experience and expertise in accounting matters and her leadership positions and service on other boards.

Risk Oversight. An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The funds are subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk. The Trust, the investment advisers and the other service providers have implemented various processes, procedures and controls to identify risks to the funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures and controls are employed with respect to different types of risks. These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

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The Board exercises oversight of the risk management process through the Board itself and through the various committees. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the funds, the Board requires management of the investment advisers and the Trust, including the Trust’s CCO, to report to the Board and the committees on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the committees receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. On at least an annual basis, the Independent Trustees meet separately with the Trust’s CCO outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Trust’s CCO is supported by four compliance officers, each of whom serve at the fund complex level. The Board also receives quarterly reports from the investment advisers on the investments and securities trading of the funds, including their investment performance, as well as reports regarding the valuation of the funds’ securities. In addition, in its annual review of the advisory agreements for the Trust, the Board reviews information provided by the investment advisers relating to their operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the number of funds in the Trust and the effectiveness of its committee structure.

Although the risk management policies of the investment advisers and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and there is no guarantee that they will be effective over time. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the investment advisers or their affiliates, or other service providers to the Trust. The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight.

INVESTMENT ADVISER

Flippin, Bruce & Porter, Inc. supervises each Fund’s investments pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) described in the Prospectus. Each Fund’s Advisory Agreement is effective for an initial two year period and subject to annual approval thereafter by the Board or by vote of a majority of the Fund’s outstanding voting securities, provided such continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days’ notice by the Board or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

By reason of his position as an officer and stockholder, John T. Bruce controls the Adviser and may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

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Compensation of the Adviser with respect to each Fund, based upon each Fund’s average daily net assets, is at the following annual rates: 0.70% on the first $250 million; 0.65% on the next $250 million; and 0.50% on assets over $500 million. For the fiscal years ended March 31, 2018, 2017 and 2016, the Dividend Fund paid the Adviser advisory fees of $143,348 (which was net of voluntary fee waivers of $44,279), $133,996 (which was net of voluntary fee waivers of $46,840) and $151,912 (which was net of voluntary fee waivers of $30,880), respectively. For the fiscal years ended March 31, 2018, 2017 and 2016, the Opportunities Fund paid the Adviser advisory fees of $204,910 (which was net of voluntary fee waivers of $35,216), $189,125 (which was net of voluntary fee waivers of $40,134) and $226,439 (which was net of voluntary fee waivers of $16,419), respectively.

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations. The Adviser, not the Funds, may further compensate these organizations for their sales-related services; however, the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

Portfolio Manager

John T. Bruce, the Funds’ Portfolio Manager, is also responsible for the day-to-day management of other accounts, as indicated in the following table.

Other Accounts Managed (as of March 31, 2018)
Dividend Fund
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
John T. Bruce	Registered investment companies: Other pooled investment vehicles: Other accounts:	1 0 48	$34,614,156 $ 0 $59,848,466	0 0 0	$ 0 $ 0 $ 0
Opportunities Fund
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
John T. Bruce	Registered investment companies: Other pooled investment vehicles: Other accounts:	1 0 48	$26,278,504 $ 0 $59,848,466	0 0 0	$ 0 $ 0 $ 0

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Potential Conflicts of Interest

The investment strategy of the Funds and other accounts managed by the Portfolio Manager are generally the same. The Adviser, as well as the Funds, has policies and procedures designed to address conflicts in allocation of investment opportunities between a Fund and other accounts managed by the Adviser. These policies are designed to ensure equitable treatment of all accounts. In addition, procedures are in place to monitor personal trading by the Portfolio Manager to ensure that the interests of the Adviser’s clients come first.

Compensation

The Portfolio Manager’s compensation from the Adviser includes base salary, a bonus based on the profitability of the Adviser, and participation in the Adviser’s profit sharing plan, 401(k) plan and health plan. The Adviser does not pay performance or asset-based compensation to the Portfolio Manager.

Ownership of Fund Shares

The following table indicates the dollar value of shares of the Funds beneficially owned by the Portfolio Manager as of March 31, 2018.

John T. Bruce	Dividend Fund – $500,001 - $1,000,000 Opportunities Fund – Over $1,000,000

ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board.

For the performance of these services, each Fund pays the Administrator a monthly fee based upon the average value of its daily net assets, subject to a minimum monthly fee, plus a shareholder recordkeeping fee (on a per shareholder basis) for shareholder accounts in excess of 1,000. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services. Each Fund paid administration fees to the Administrator of $60,000 during each of the March 31, 2018, 2017 and 2016 fiscal years.

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Under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust’s CCO. For the performance of these services, the Funds pay the Administrator an annual base fee plus an asset-based fee on aggregate average net assets in excess of $100 million. In addition, the Funds reimburse the Administrator for any out-of-pocket expenses incurred for compliance services. Each Fund paid compliance service fees to the Administrator of $8,400 during each of the March 31, 2018, 2017 and 2016 fiscal years.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board or a vote of a majority of the outstanding shares of the Funds, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board or by vote of a majority of the outstanding shares of the Funds on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator and Robert G. Dorsey and Mark J. Seger are each owners of the Distributor and officers of the Trust.

OTHER SERVICE PROVIDERS

Independent Registered Public Accounting Firm. The firm of Cohen & Company, Ltd., independent registered public accounting firm, 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, has been retained by the Board to perform an independent audit of the financial statements of the Trust.

Legal Counsel. Sullivan & Worcester LLP, 1666 K Street NW, Washington, D.C. 20006, serves as legal counsel to the Trust and the Independent Trustees.

Custodian. The custodian of the Funds’ assets is U.S. Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202. The custodian holds all cash and securities of the Funds (either in its possession or in its favor through “book entry systems” authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

Securities Lending. During the March 31, 2018 fiscal year, the Funds did not engage in any securities lending activities and therefore did not receive any income related to securities lending.

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PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds’ practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board) directs the execution of the Funds’ portfolio transactions.

The Funds’ fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets on a “net” basis, which may include a dealer markup. The Funds’ common stock portfolio transactions will normally be exchange traded and effected through broker-dealers who charge brokerage commissions. Options will also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

During the fiscal years ended March 31, 2018, 2017 and 2016, the total brokerage commissions paid by the Dividend Fund were $11,283, $22,030 and $28,707, respectively. During the fiscal years ended March 31, 2018, 2017 and 2016, the total brokerage commissions paid by the Opportunities Fund were $18,673, $18,677 and $22,272, respectively. The lower commissions paid by the Dividend Fund during the March 31, 2018 fiscal year were due in part to a lower level of option trading activities.

Subject to the requirements of the 1940 Act and procedures adopted by the Board, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, a portion of the Funds’ brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker’s ability to effect and settle the transaction promptly and efficiently and the Adviser’s perception of the broker’s reliability, integrity and financial condition.

During the fiscal year ended March 31, 2018, the amount of brokerage transactions and related commissions directed to brokers because of research services provided was $6,063,048 and $9,387, respectively, for the Dividend Fund and $6,780,224 and $9,570, respectively, for the Opportunities Fund.

As of March 31, 2018, the Funds held securities issued by the parent companies of the following “regular broker-dealers” of the Trust as defined in the 1940 Act:

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Fund	Regular Broker-Dealer	Market Value as of 3-31-2018	Type of Security
Opportunities Fund	J.P. Morgan Securities LLC	$1,319,640	Equity
Opportunities Fund	Wells Fargo & Co.	501,336	Debt
Dividend Fund	J.P. Morgan Securities LLC	714,805	Equity
Dividend Fund	US Bancorp	717,100	Equity
Dividend Fund	Wells Fargo & Co.	681,330	Equity

Codes of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

SHAREHOLDER ACCOUNT INFORMATION

As noted in the Prospectus, the Funds offer the following shareholder services:

Shareholder Account. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor’s registration instructions and voluntary investments can be made thereafter at any time. Shareholders will receive a statement each time there is an account transaction, such as an additional investment or a dividend reinvestment. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month on the 15th and/or last business day of the month). Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction or bank wire.

Instructions for establishing this service are included in the Account Application contained in the Prospectus or are available by calling the Funds. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the withdrawal date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Signature Guarantees” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf. The Application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1127, or by writing to: Flippin, Bruce & Porter Funds, Shareholder Services, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

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Transfer of Registration. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading “Signature Guarantees”); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

PURCHASE OF SHARES

The purchase price of shares of each Fund is the NAV next determined after the order is received in proper form. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the “Exchange”), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until it has been confirmed in writing (unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Shares of the Funds generally may be sold only to U.S. citizens, U.S. residents and U.S. domestic corporations, partnerships, trusts, or estates. For purposes of this policy, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and estates must have a U.S. address of record.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

Purchases in Kind. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors that the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods to determine NAV as described in the Prospectus.

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Employees and Affiliates of the Funds. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder’s investment depending on the market value of securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind, but may do so if conditions exist that would, in the opinion of the Adviser, make it in the best interests of the Funds and their shareholders. The Board has authorized the Funds to make payment for a redemption in portfolio securities or other property of the Funds, rather than cash. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the NAV. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund’s net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind. Shareholders receiving them would incur brokerage costs when these securities are sold. It is the Adviser’s intention, at the present time, to reimburse shareholders for their brokerage costs and any other fees or losses incurred by them in selling such securities immediately upon receipt thereof. This practice will apply to all redemptions in kind affected upon a particular day; however, the Adviser may determine to discontinue this practice at any time without notice to shareholders.

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NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The NAV of each Fund is determined as of the close of the regular session of trading on the Exchange (normally 4:00 p.m. Eastern time) on each “Business Day.” A Business Day means any day, Monday through Friday, except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. NAV is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily.

Fixed income securities are valued at their market value when reliable market quotations are readily available. Typically, fixed income securities are valued using information provided by a third-party pricing service. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of fixed income securities without regard to sale or bid prices. The pricing service may use transactions and market quotations from brokers in determining values. Certain fixed income securities may have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of fixed income securities than for other types of securities. If the Adviser determines that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.

Equity securities are valued at their market value when reliable market quotations are readily available. Securities that are traded on a national stock exchange are valued based upon the closing price of the exchange, if available, otherwise at the last quoted bid price. Securities traded on NASDAQ are generally valued by the pricing service at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies are valued at their net asset value as reported by those companies.

Pursuant to procedures approved by the Board, options traded on a national securities exchange are valued at the last quoted sales price, if available, at the time of valuation. If the last sales price is not available, options are valued at the closing bid price. Options not traded on a national securities exchange or board of trade, or not actively traded, are valued at their fair values, determined in good faith in accordance with procedures approved by the Board. When fair value pricing is employed, the price of securities used by a Fund to calculate its NAV is based on consideration of a number of subjective factors and therefore may differ from quoted or published prices for the same securities.

FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including, among others, its advisory fees, the fees and expenses of the Independent Trustees, fees of the custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds’ shareholder servicing operations, fees and expenses of qualifying and registering the Funds’ shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust’s CCO, and the expense of shareholders’ meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

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General Trust expenses are allocated among the Trust’s series, or funds, which allocation may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

PRINCIPAL SHAREHOLDERS

As of July 2, 2018, the following shareholders owned of record or beneficially more than 5% of the outstanding shares of the Funds.

Shareholder	Fund	Percentage Owned
MG Trust Company Custodian FBO Flippin, Bruce & Porter, Inc. 717 17th Street, Suite 1300 Denver, Colorado 80202	Opportunities Fund	11.82%
	Dividend Fund	7.63%
MG Trust Company Custodian FBO Lynchburg Pulmonary Associates Inc. 717 17th Street Ste. 1300 Denver, Colorado 80202	Opportunities Fund	5.14%
Charles Schwab & Co. Inc. Attn: Mutual Fund Department 211 Main Street San Francisco, California 94105	Opportunities Fund	13.80%
	Dividend Fund	8.81%
Erin J. Fry c/o Flippin, Bruce & Porter, Inc. 500 Main Street Lynchburg, Virginia 24504	Dividend Fund	6.20%

ADDITIONAL TAX INFORMATION

Taxation of the Funds. Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a “regulated investment company” (“RIC”) under Subchapter M of the Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net investment income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

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While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98.2% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

There is a remedy for failure to meet the Subchapter M diversification test if the failure was due to reasonable cause and not to willful neglect. The remedy involves certain divestiture and procedural requirements, and payment of a tax. In certain de minimis situations, no tax is due in the event of a failure to meet the diversification requirements, but the divestiture and procedural requirements apply. Similarly, in the event of a failure to meet the Subchapter M income requirements, if the failure was due to reasonable cause and not to willful neglect it can be cured by satisfaction of procedural requirements and payment of a tax.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. These capital loss carryforwards are available indefinitely to offset realized capital gains in future years, thereby reducing future taxable gains distributions.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

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Tax Status of the Funds’ Dividends and Distributions. Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2018, recent federal tax legislation requires individual taxpayers with taxable incomes above $425,800 ($479,000 for married taxpayers, $452,400 for heads of households) are subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in the highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Certain U.S. shareholders, including individuals and estates and trusts whose income exceeds certain levels, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which includes dividends from the Funds (except tax-exempt dividends) and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and regardless of how long you have held your Fund shares, even if they reduce the NAV of shares below your cost and thus in effect result in a return of a part of your investment.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when “covered” shares are sold. Covered shares are any regulated investment company shares acquired on or after January 1, 2012 and any such shares acquired before January 1, 2012 are considered non-covered shares. In response to this federal law, the Funds chose “average cost,” which is the mutual fund industry standard, as the Funds’ default tax lot identification for all shareholders. Average cost will be the method used for reporting the redemption of any covered shares on your Consolidated Form 1099 unless you select a different tax lot identification method. You may choose a method different than average cost as long as you do so at the time of your purchase or upon the redemption of covered shares. Please keep in mind that the Funds are not responsible for providing you with cost basis information on shares acquired prior to January 1, 2012.

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The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and, as of January 1, 2019, on redemption proceeds and certain capital gain dividends paid to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short-term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income.

Sale, Exchange or Redemption of Fund Shares. A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder. Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

PROXY VOTING AND PORTFOLIO HOLDINGS DISCLOSURE POLICIES

Proxy Voting Policies and Procedures. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix A. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1127, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy. The Board has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons. The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to portfolio securities. Although no material conflicts of interest are believed to exist that could disadvantage the Funds or their shareholders, various safeguards have been implemented to protect the Funds and their shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Principal Executive and Senior Financial Officers that requires the Trust’s Principal Executive Officer(s), Principal Financial Officer(s) and Principal Accounting Officer(s) to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Funds.

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•	Public disclosure regarding the securities held by the Funds (“Portfolio Securities”) is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q/Form N-PORT (“Official Reports”). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

•	Each of the Funds’ ten largest holdings as of the end of the most recent calendar quarter is included in the Fund Fact Sheet which is posted at www.fbpfunds.com. The Fact Sheet is typically posted to the website within 30 days of the end of each calendar quarter. The website is open to the general public.

•	Information regarding Portfolio Securities and other information regarding the investment activities of the Funds may be disclosed to analytical service providers for use in connection with investment research services provided to the Funds. Each disclosure arrangement must be approved by the CCO of the Trust. Currently, the Funds are providing portfolio information to Bloomberg, L.P. and FactSet Research Systems, Inc. at the end of each day.

•	Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds. Currently, the Funds are providing portfolio information to four different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the CCO of the Trust. The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds.

Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Organization	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Funds or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided quarterly, with a 30-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par, market value	Provided quarterly, with a 30-day lag. No formal conditions or restrictions. Lipper indicates that it will not trade based on the Funds’ portfolio information, and it prohibits its employees from any such trading.	None
Bloomberg L.P.	CUSIP, description, shares/par, market value	Provided quarterly, with a 30-day lag. No formal conditions or restrictions. Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.	None
FactSet	CUSIP, description, shares/par, market value	Provided quarterly, with a 30-day lag. No formal conditions or restrictions. FactSet’s employees are required to follow a code of business conduct and ethics that obligates them to use a reasonable degree of care to safeguard confidential information and must agree in writing to comply with this code of business conduct and ethics.	None

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•	These policies relating to disclosure of the Funds’ Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, including but not limited to the Funds’ administrator, distributor, custodian, legal counsel, accountants, pricing service, financial printer, typesetter and proxy voting service, or to brokers and dealers in connection with the Funds’ purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

•	In the event a Fund processes a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for the receipt of such portfolio securities.

•	Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

•	The CCO of the Trust may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

•	The CCO of the Trust shall inform the Board of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board following such approval. At least annually, the CCO shall provide the Board with a report as to the compliance with these policies.

FINANCIAL STATEMENTS

The financial statements of the Funds for the year ended March 31, 2018, together with the report of Cohen & Company, Ltd., the Funds’ Independent Registered Public Accounting Firm, thereon, are incorporated herein by reference to the Annual Report of the Funds.

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APPENDIX A - DESCRIPTION OF BOND RATINGS

Description of Moody’s Bond Ratings:

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa:	Obligations Baa are judged to be medium grade and are subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of S&P Ratings:

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment is still considered strong.

BBB:

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.

BB, B, CCC, CC and C

Obligations rated ‘BB,’ ‘B,’ ‘CCC’,’CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

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Description of Fitch Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. The relationship between issuer scale and obligation scale assumes a historical average recovery of between 30% - 50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating.

AAA: Highest credit quality

‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality	AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality

A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality

‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative

‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly Speculative

‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, the capacity for continued payment is vulnerable to deterioration in the business and economic environment.

The modifiers “+” or “-“ may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added the “AAA obligation rating category.

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APPENDIX B - POLICIES AND PROCEDURES FOR VOTING PROXIES

WILLIAMSBURG INVESTMENT TRUST

POLICIES AND PROCEDURES FOR VOTING PROXIES

1. Purpose. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

2. Definitions

(a) Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b) Proxy Manager. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

3. Policy for Voting Proxies.

(a) Fiduciary Considerations. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

(b) Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

4. Conflicts of Interest. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

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5. Routine Proposals. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

6. Non-routine Proposals.

(a) Guidelines on Anti-takeover Issues. Since anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.” During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

(b) Guidelines on Social and Political Issues. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

7. Proxy Manager Approval. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the proxy manager.

8. Proxy Voting Procedures. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

9. Report to the Board. On an annual basis, the proxy manager or his designee will report in writing to the Board on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.

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10. Investment Advisers’ Voting Procedures. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers’ policies and procedures.

As adopted November 1, 2004

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Statement of Policies and Procedures

Relating to Proxy Voting

A proxy permits a shareholder to vote without being present at annual or special shareholder meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person.

Flippin, Bruce & Porter, Inc. (FBP) has been assigned the responsibility for voting proxies for most of the accounts under its management. We have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties.

PROCEDURES

Proxy voting procedures at FBP are designed to ensure that all proxies for which we are eligible to vote are voted in a timely manner and in accordance with our Proxy Voting Polices (incorporated herein). The procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients.

Responsibility for proxy voting administration and oversight is assigned to the FBP Proxy Voting Committee, comprised of members from the FBP Investment Committee. The Proxy Voting Committee is responsible for:

Developing, updating and implementing the policies and procedures.

Overseeing the proxy voting process.

Monitoring legislative and corporate governance developments and coordinating any communication related to proxy issues.

Meeting regularly as necessary to fulfill its responsibilities.

Annual review of all proxy policies.

All proxy materials received at FBP are recorded upon receipt and holdings are cross-checked to ensure that all proxies are received and voted before the deadline. The proxy material is delivered to the member of the FBP Investment Committee designated to vote the proxy on a company-by-company basis. That person bears the responsibility of voting each proxy in a timely fashion in accordance with proxy voting guidelines. In any case where the adopted guidelines are not clear or in a case where, based upon the judgment of the voting person, a vote is cast in a fashion contrary to the guidelines, justification for the exception is documented in writing. The votes are cast and any notation or comments are filed with the proxy materials and maintained at the offices of FBP.

Each proxy is checked against the Potential Conflict of Interest Checklist as it is received. This is a list maintained by the Proxy Voting Committee of any public companies where a potential conflict exists at FBP. Such conflict may arise due to a real or contemplated commercial relationship with that company, where an FBP client is a party to a shareholder proposal or where an FBP employee serves in a professional capacity (such as a director) for that company. In an instance where a proxy is received from a company on that list, that proxy is immediately forwarded to the FBP Executive Committee for action. If a true conflict of interest exists, FBP will consult an independent third party under a special contractual arrangement. FBP will determine that the third party does not have a conflict of interest regarding the issuer in question. FBP will vote the proxy in accordance with the recommendation of that third-party consultant.

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In an instance where an apparent conflict does exist and the shares represented are deemed immaterial, the proxy will be voted according to FBP materiality policy guidelines without consulting an independent third party. (See XII. De Minimis Holdings) A holding will be considered to be de minimis if the total market value of the holding is less than $350,000 and is less than 0.01% of total equity market cap of outstanding shares for that company. Voting these immaterial holdings is unlikely to impact the outcome of a shareholder vote.

All proxy vote records are maintained at FBP and are available for client review upon request.

PROXY VOTING POLICIES

Our policy is guided by our fiduciary responsibility of loyalty as well as a reasonable standard of care whereby investment actions are carried out for the sole benefit of the shareholder and are never compromised. Each proxy vote represents a valuable right, essentially an asset, which is an important and integral part of investment management. These proxy guidelines are adopted to ensure consistency of application. Each vote, however, is ultimately decided on a case-by-case basis considering all other relevant facts and circumstances at the time of the vote.

I. General Philosophy- After an initial review, FBP will generally vote with management on routine matters related to the operation of the company that are not expected to have a material impact on the company and/or shareholders. FBP will review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and/or operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance – FBP reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Such Other Business – Ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” FBP will typically vote against such proposals, as granting management the proxy to vote using its full discretion is imprudent.

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II. Board of Directors - Separating the positions of Chairman and CEO - In order to maximize the board’s ability to oversee the actions of management by eliminating the potential conflict of interest, FBP will generally vote in favor of such proposals.

Independence- FBP will generally vote for the proposed slate of directors after a fully satisfactory review that ensures that the Nominating Committee is completely independent from management, that there is no material evidence of interlocking directorates and that the composition of the board is sufficiently independent of company management.

Limitations on Director Tenure and Retirement – FBP will generally favor proposals to limit the term of outside directors by institution of a mandatory retirement age in order to foster the introduction of new perspectives on the board.

D&O Indemnification - Increased indemnification and decreased liability for directors is important to ensure the continued availability of competent directors. FBP will generally vote in favor of proposals that include: a) indemnifying directors for acts conducted in the normal course of business and b) providing expanded coverage in cases where a director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

Majority Voting – FBP will generally support proposals calling for the election of directors by a majority vote.

III. Auditors – Generally vote for proposed auditors provided the ratification has been approved by an appropriate audit committee that meets applicable composition and independence requirements. Also considered will be the absolute magnitude and proportion, in relation to audit fees, of non-audit fees billed by the auditors.

IV. Proxy Contests – FBP will consider the following factors when voting for a director in a contested election: 1) long-term financial performance of the company; 2) management’s track record; 3) background and circumstances surrounding the proxy contest; 4) qualifications of both slates on nominees; 5) evaluation of what each side brings to shareholders and the likelihood of accomplishing those goals; and 6) stock ownership.

FBP will only approve reimbursement of reasonable proxy solicitation expenses for dissidents in those cases where they are successful.

V. Proxy Contest Defenses – FBP will support proposals requiring shareholder approval for changes to the size of the board within the context that a smaller board size generally promotes better governance. FBP will approve proposals that permit shareholders to remove a director for cause and that allow shareholders to elect directors to fill board vacancies.

Cumulative Voting-FBP will generally oppose proposals to adopt or restore cumulative voting. Cumulative voting promotes single interest representation that may not be concerned with overall shareholder interests.

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VI. Tender Offer Defenses – FBP will generally oppose proposals to classify boards. Periodic as opposed to annual election of directors can be used to entrench management and guard against unwanted takeovers.

Poison Pills – FBP will generally oppose poison pills and will support proposals asking companies to put their poison pill provisions to a shareholder vote.

Fair Price Provisions – FBP will generally favor proposals for fair price provisions that prohibit an acquirer from employing a two-tiered pricing scheme by offering a higher price for a sufficient number of shares to gain control and a lower price for the balance of shares.

Greenmail – FBP will oppose any proposal or plan that allows a company to repurchase shares at above market prices to avoid a takeover proxy fight.

Unequal Voting Rights Plans- FBP will generally oppose plans to establish unequal voting rights plans designed to concentrate significant voting rights in the hands of management.

Supermajority Shareholder Requirements – FBP will generally oppose proposals to establish supermajority voting requirements.

White Squire Placements – FBP will generally oppose provisions permitting issuance of blank check preferred stock in the form of a white squire placement as a defense against takeovers and as a source of “patient capital.”

VII. Miscellaneous Governance Provisions - Confidential Voting – FBP will generally oppose proposals to establish confidential voting.

Bundled/Combination Proposals – FBP will assess the total benefits and detriments to shareholders of the combination proposal and take into consideration the extent to which issues included in the combination proposal should be subject to separate votes.

FBP will generally oppose proposals that result in the elimination of or restriction to the authority of shareholders to the benefit of management.

VIII. Capital Structure - Stock Authorizations- FBP will seek to distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purposes and those designed principally as an anti-takeover device. Consideration will be given to the need for the increase, the percentage increase with respect to the existing authorization, the voting rights of the stock and the overall capital structure.

Preferred Stock- Blank check preferred stock is that which is authorized for issuance at some uncertain time in the future and allows the board to establish voting, dividend, conversion and other rights at the time of issuance. FBP generally opposes proposals to issue blank check preferred stock.

Preemptive Rights – FBP will generally oppose proposals to grant or restore preemptive rights to shareholders and will generally support proposals that eliminate such rights.

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State of Incorporation- FBP will generally oppose proposals to change state of incorporation for the purpose of taking advantage of a state’s courts interpretations of laws governing unsolicited takeovers. FBP will generally oppose proposals to establish an offshore presence for tax purposes.

IX. Executive and Director Compensation – Stock option plans and other executive and director compensation plans are designed to attract, retain and motivate talented executives and outside directors. FBP will evaluate such plans by weighing the need to attract and retain qualified people against the implications for dilution and transfer of shareholder wealth.

Stock Option Plans – Consideration will be given to the financial reasonableness of the plan relative to the company’s market capitalization and the practices of peer companies. Any evaluation of new proposals will include consideration of all existing stock option plans and any authorized but not yet granted options. The following may be considered (any one of which may be sufficient to result in opposition to the plan by FBP) when addressing proposed option plans: 1) whether the plan expressly permits re-pricing of underwater options, 2) whether the plan could potentially result in an unacceptable level of earnings dilution after complete vesting, 3) whether the plan has an option exercise price below the market price on the day of the grant, 4) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause, and 5) whether the plan has certain imbedded features, such as a) participation by non-employees; b) exercise prices set at the discretion of the board; c) no limit on the number of shares available for issue under the plan; d) excessive concentration of options available only to a small percentage of top employees; e) authority granted to the board to amend the plan without prior shareholder approval to the extent permitted by law; and f) reload options.

Director Compensation – Stock option plans for outside directors may be approved based upon whether shares are at the same risk as those of shareholders and how option programs for non-employee directors compare with the standards of employee programs. FBP will generally oppose plans that result in outright grants of options or stock for outside directors (except when distributed in lieu of cash compensation). FBP will also oppose plans where the total compensation appears excessive.

OBRA-Related Compensation Proposals – The Omnibus Budget Reconciliation Act (OBRA) requires a company to obtain shareholder approval of incentive compensation plans that would result in a deduction greater than $1 million in non-deferred executive compensation. FBP will generally approve OBRA related proposals after evaluation of the provisions for reasonable performance-based goals and financial reasonableness. Each will be evaluated on a case-by-case basis.

Golden and Tin Parachutes – Golden parachutes assure certain key officers of an acquired company a significant severance package if such officer is terminated or demoted pursuant to the takeover. Tin parachutes make similar assurances to all employees. These proposals have anti-takeover implications because of the added expense to the acquisition. FBP will oppose all Golden and Tin parachutes.

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Executive Severance Compensation – FBP will generally oppose proposals where the total economic value of the severance package (salary plus bonus) exceeds 2.99 times the total compensation of that executive.

Loans to Officers – FBP will generally oppose proposals to grant loans to officers for the purpose of buying stock in the company.

401(k) Benefit Plans – FBP will generally support proposals to implement 401(k) Employee Benefit Plans.

Employee Savings Plans – FBP will generally favor such plans that permit purchases of shares at a discount to market value not to exceed 15% of the current market price.

Say-on-Pay Frequency – FBP will vote to allow shareholders an advisory vote on senior executive compensation practices on an annual basis. Advisory votes provide shareholder feedback without constraining a board’s ability to set compensation policy.

X. Mergers and Acquisitions – Each merger or acquisition proposal will be evaluated on a case-by-case basis, taking into consideration anticipated financial and operating benefits, the offer price, prospects of the combined entity, how the deal was negotiated and changes in corporate governance and their potential impact on shareholder rights.

XI. Social Issues – FBP will generally oppose shareholder resolutions on behalf of individuals or activist groups intent on furthering a social or political agenda. Corporate managements are held responsible for all ramifications of their policies and activities as measured by the financial impact of those decisions on earnings and/ or corporate assets. It is the intent of FBP that corporate management will appreciate that it is necessary to promote corporate responsibility and accountability on social issues because it is generally in the best long-term interests of shareholders. Those responsible parties should be empowered by shareholders to conduct business and set corporate policy free from shareholder interference.

XII. De Minimis Holdings - From time to time FBP receives proxies representing very small security holdings that may be held for one or a few accounts. FBP considers any security holding less than $350,000 and that is less than 0.01% of total equity market cap of outstanding shares for that company to be de minimis. Voting these immaterial holdings is unlikely to impact the outcome of a shareholder vote. In these cases the proxy will be voted along the guidelines recommended by the management of that company.

The policy does not apply to any model portfolio holding that results from a purchase decision by the Investment Committee. This would include companies where FBP has made a small initial investment. Those proxies will be voted as material, regardless of size, by a member of the Investment Committee.

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STATEMENT OF ADDITIONAL INFORMATION

THE GOVERNMENT STREET FUNDS

The Government Street Equity Fund – Ticker: GVEQX

The Government Street Mid-Cap Fund – Ticker: GVMCX

The Alabama Tax Free Bond Fund – Ticker: ALABX

Series of

Williamsburg Investment Trust

August 1, 2018

GENERAL INFORMATION ABOUT THE TRUST	2
FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS	3
MUNICIPAL OBLIGATIONS	17
INVESTMENT LIMITATIONS	23
TRUSTEES AND OFFICERS	24
INVESTMENT ADVISER	32
ADMINISTRATOR	35
DISTRIBUTOR	35
OTHER SERVICE PROVIDERS	36
PORTFOLIO SECURITIES AND BROKERAGE	36
SHAREHOLDER ACCOUNT INFORMATION	37
PURCHASE OF SHARES	38
REDEMPTION OF SHARES	39
NET ASSET VALUE DETERMINATION	40
FUND EXPENSES	41
PRINCIPAL SHAREHOLDERS	41
ADDITIONAL TAX INFORMATION	41
PROXY VOTING AND PORTFOLIO HOLDINGS DISCLOSURE POLICIES	44
FINANCIAL STATEMENTS	47
APPENDIX A - DESCRIPTION OF BOND RATINGS	48
APPENDIX B - POLICIES AND PROCEDURES FOR VOTING PROXIES	50

This Statement of Additional Information (“SAI”) is not a prospectus and should only be read in conjunction with the Prospectus of The Government Street Funds dated August 1, 2018. This SAI is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at no charge, by writing to Williamsburg Investment Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1- 866-738-1125.

GENERAL INFORMATION ABOUT THE TRUST

The Government Street Equity Fund (the “Equity Fund”), The Government Street Mid-Cap Fund (the “Mid-Cap Fund”) and The Alabama Tax Free Bond Fund (the “Alabama Tax Free Fund”) are three separate no-load series of Williamsburg Investment Trust (the “Trust”). The Equity Fund, Mid-Cap Fund and Alabama Tax Free Fund are referred to individually as a “Fund,” collectively, the “Funds.” The Trust is an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees (the “Board”) has overall responsibility for management of the Trust under provisions of the Trust’s Agreement and Declaration of Trust and the laws of Massachusetts governing business trusts. The Funds are managed by Leavell Investment Management, Inc. (the “Adviser”).

The Declaration of Trust currently provides for the shares of twelve funds, or series, to be issued. In addition to the Funds, the Trust consists of the FBP Equity & Dividend Plus Fund and the FBP Appreciation & Income Opportunity Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; and The Davenport Core Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund and the Davenport Balanced Income Fund, which are managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office until their retirement at age 75, except that: (1) any Trustee may resign and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust’s custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this SAI. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust does not expect to hold annual meetings of shareholders.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund’s assets over its liabilities. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund.

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Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

The By-Laws of the Trust contain a forum selection clause which provides that any court action against or on behalf of the Trust be brought in the Business Litigation Section of the Massachusetts Superior Court in Suffolk County, Massachusetts, which handles complex business and commercial disputes. The By-Laws also define what actions may be brought directly by shareholders and which must be brought derivatively on behalf of the Trust and require that the Court refer to mandatory arbitration all direct shareholder claims except for those asserting fraud in connection with the purchase or sale of shares. The purpose of this forum selection provision is to provide for efficient and equitable disposition of legal proceedings by courts and arbitrators with expertise in the applicable Massachusetts law.

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The investment objectives and principal strategies of the Funds are described in the Prospectus. The Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

The Equity Fund and the Mid-Cap Fund are each diversified series of the Trust and the Alabama Tax Free Fund is a non-diversified series. With respect to 75% of its total assets, the Equity Fund and the Mid-Cap Fund may not: (1) invest more than 5% of its total assets in the securities of a single issuer, and (2) hold more than 10% of the outstanding voting securities of a single issuer. However, the diversification of a Fund’s holdings is measured at the time of purchase and if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects the value of several securities held by the Equity Fund or the Mid-Cap Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, the Equity Fund and the Mid-Cap Fund are subject to the risk that their performance may be hurt disproportionately by the poor performance of relatively few securities despite qualifying as a diversified series. Although there are no restrictions as to how much the Alabama Tax Free Fund may invest in the securities of any one issuer as a non-diversified series, the Alabama Tax Free Fund must meet certain diversification requirements in order to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Alabama Tax Free Fund may be subject to greater risks than a diversified series because of the larger impact of fluctuation in the values of securities of fewer issuers.

Industry/Sector Risk. The greater a Fund’s exposure to any single type of investment, including investment in a given industry, sector, country, region or type of security, the greater the impact the performance of that investment will have on the Fund’s performance. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities of companies in the same industry may react similarly to, and move in unison with, one another. An industry or a sector’s performance over any period of time may be quite different from that of the overall market. Certain sectors, such as technology, financial services or energy, can be highly volatile. As of March 31, 2018, the Equity Fund had 26.8% of its net assets invested in stocks with the Information Technology sector. Sectors are determined by reference to the classifications of sectors set forth in the Funds’ annual and semi-annual reports. The sectors in which a Fund may have greater exposure will vary from time to time.

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•	Financial Industry: Companies in the financial services sector are subject to certain risks, including the risk of corporate and consumer debt defaults, price competition, regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. The performance of such companies may be affected by competitive pressures and exposure to investments or agreement that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial industry are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, the profitability of financial service companies is largely dependent upon the availability and cost of capital.

•	Technology Industry: Companies in the technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Technology companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their new products. Companies in the technology sector are also heavily dependent on patent and intellectual property rights, and a loss or impairment of these rights may adversely affect the profitability of those companies. Technology companies engaged in manufacturing, such as semiconductor companies, often operate internationally which could expose them to risks associated with instability and changes in economic and political conditions, including currency fluctuations changes in foreign regulations, competition from subsidized foreign competitors with lower production costs and other risk inherent to international business.

•	Internet-Related Industry: The value of companies engaged in internet-related activities, which is a developing industry, is particularly vulnerable to rapidly changing technology, extensive governmental regulation and relatively high risks of obsolescence caused by scientific and technological advances. In addition, companies engaged in internet-related activities are difficult to value and may have high share prices relative to their earnings which they may not be able to maintain over the long-term. Moreover, many internet companies are not yet profitable and may need additional financing to continue their operations. There is no guarantee that such financing will be available when needed. Since many internet companies are start-up companies, the price of their securities historically has been more volatile than other securities.

•	Health Industry: Companies in the health industry are subject to the additional risks of increased competition within the health care industry, changes in legislation or governmental regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of securities of health science companies may fluctuate widely due to governmental regulation and the ability to obtain approval of their products and services, which may have a significant effect on their price and availability. In addition, these products may quickly become obsolete. Liability for products that are later alleged to be unsafe or harmful may be substantial and have a significant impact on a company’s market value or share price.

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•	Consumer Discretionary Industry: The consumer discretionary sector may be affected by fluctuations in supply and demand and may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

•	Consumer Staples Industry: Companies in the consumer staples sector may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, product cycles and marketing competition. Companies in the consumer staples sector may be negatively impacted by government regulations affecting their products and may also be subject to risks relating to the supply of, demand for, and prices of raw materials. In addition, the success of food, beverage, household and personal product companies, in particular, may be strongly affected by unpredictable factors, such as, demographics, consumer spending, and product trends

•	Industrials: Companies in the industrials sector are subject to certain risks, including, changes in supply and demand for their specific product or service and for industrial sector products in general, or a decline in demand due to rapid technological developments and frequent new product introductions. The performance of these companies may also be affected by governmental regulation, world events and economic conditions and the risks of environmental damage and product liability claims.

•	Utilities: The performance of utility stocks is expected to reflect conditions affecting the utilities industry, which is sensitive to factors such as interest rates, local and national government regulations, the price and availability of materials used in the particular utility, environmental protection or energy conservation regulations, the level of demand for services and the risk associated with construction and operating certain types of facilities. Telecommunication companies and products may be highly dependent on innovations and expansion of existing technologies, such as internet communications, as well as intense pricing competition and industry consolidation.

•	Real Estate Investment Trusts (“REITs”). While the Funds will not invest in real estate directly, they may be subject to risks similar to those associated with real estate investments because of their ability to purchase securities of companies that generate income from the real estate industry. A REIT is a pooled investment vehicle that may invest primarily in income producing real estate or real estate related loans or interests. Such REITs are dependent upon management skills, subject to the strength of the real estate market and could be affected by the following factors: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variation in rental income; changes in neighborhood values and functional obsolescence and appeal of properties to tenants. Other REITs that operate as property leasing companies for a particular industry, such as the wireless network or timber industries, are more dependent on the strength of their underlying industry than the strength of the real estate market. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and failing to maintain exemption from the 1940 Act. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by a Fund, there will be a layering of fees, which would increase expenses.

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•	Commodities. The Equity Fund and the Mid-Cap Fund may invest in securities (including exchange-traded funds “ETFs”) whose performance is linked to the price of an underlying commodity or commodity index. The performance of these securities depends to a great extent on the performance of the commodity in which they invest and involve the risks and pricing characteristics similar to direct investments in that commodity. Precious metals such as gold, silver, platinum and palladium, have at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. Investments in precious metals can present concerns such as delivery, storage, and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Investments in energy-related industries may be affected by changes in supply and demand and government regulations. Other types of commodities may be subject to certain risks, including regulatory, economic, environmental and political developments, weather events, natural disasters and market disruptions.

•	Energy Industry. Companies in the energy industry, such as coal, natural gas and crude oil, may have distinctly higher volatility than other types of securities, due in part to their physical properties which can affect the available supply and the real time pricing of these commodities. Factors unique to energy stocks include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand and may be susceptible to international political and economic developments and the success of exploration projects. The oil and natural gas market has experienced periods of volatility and fluctuation that is often based on factors that may be out of the control of the issuers of such securities. Fluctuations in the energy market may impact the price of securities exposed indirectly to energy risk, including securities issued by governments in countries where the economy depends heavily on commodities and in the securities of issuers located in or exposed to such countries. Energy companies may have high levels of debt and may be more likely to restructure their businesses if there are downturns in energy markets or the economy as a whole.

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Master Limited Partnerships (“MLPs”). MLPs are formed as limited partnerships or limited liability companies and taxed as partnerships for federal income tax purposes. The securities issued by many MLPs are listed and traded on a U.S. exchange. An MLP typically issues general partner and limited partner interests or managed member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and may receive incentive distribution payments from, the MLP. The limited partners, or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operations and management of the entity and receive cash distributions.

The general partner or managing member may be structured as a private or publicly-traded corporation or other entity. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay federal income taxes. Currently most MLPs operate in the midstream energy (oil and gas pipelines and storage) or real estate sectors. Equity securities issued by MLPs typically consist of common and subordinated units (which represent the limited partner or member interests) and a general partner or management member interest.

Writing Covered Call Options. When the Adviser believes that individual portfolio securities held by the Equity Fund or the Mid-Cap Fund are approaching the top of the Adviser’s growth and price expectations, covered call options (“calls”) may be written (sold) against such securities. When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price (“strike price”) by a future date (“exercise price”). To terminate its obligation on a call a Fund has written, it may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received. The Funds write options only for income generation and hedging purposes and not for speculation. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Funds will lose the opportunity for further appreciation of that security. If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is exercised.

The Equity Fund and the Mid-Cap Fund will only write options that are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Funds’ portfolio turnover rate and brokerage commission costs. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The writing of call options by the Funds is subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Funds may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

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Foreign Securities. The Funds may invest in foreign securities if the Adviser believes such investment would be consistent with the Funds’ investment objectives. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depositary Receipts (“ADRs”) or through investments in ETFs that invest primarily in securities of foreign companies. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus.

Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Global economies may be less stable than the U.S. economy because of institutional weaknesses or economic dislocations and crises have ensured from time to time, both in developed and developing countries. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties enforcing judgments against such issuers with respect to claims under U.S. securities laws. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation, economic sanctions or other restrictions and it is possible that a Fund could be prohibited from investing in securities issued by companies subject to such restrictions. Investments in domestic securities may create indirect exposure to non-U.S. markets if any issuers of those securities are exposed to non-U.S. markets such as when an issuer does a significant amount of business in or relies upon suppliers from non-U.S. markets.

Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. Countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Union (“EU”) and European Economic and Monetary Union, which require member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. In June 2016, the United Kingdom (“the UK”) approved a referendum to leave the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. Political and military events, including in North Korea, Syria and other areas of the Middle East, Venezuela and nationalist unrest in Europe, also may cause market disruptions. Any potential developments or market perceptions concerning these and related issues could adversely affect the value of foreign securities.

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Market Events and Global Economic Risks. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region across the globe. Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructuring, and other events related to the sub-prime mortgage crisis in 2008; financial distress in the U.S. auto industry; steep declines in oil prices; credit and liquidity issues involving certain money market and high yield mutual funds; S&P’s downgrade of the U.S. long-term sovereign debt and measures to address U.S. federal and state budget deficits; governmental efforts to limit short selling and high frequency trading; social, political and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in currency exchange rates; and China’s economic slowdown. The imposition of sanctions by the United States or another government on a country could cause disruptions to the country’s financial system and economy.

In addition to financial market volatility, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods, and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, or interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Additionally, with continued economic recovery and the cessation of certain market support activities, the Fund may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. These events and possible continuing market volatility may have an adverse effect on a Fund, including making it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The Funds are subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets generally. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Political turmoil within the U.S. and abroad may also impact the Funds. Although the U.S. Government has honored its credit obligations, it remains possible that the U.S. could default on its obligations, which could be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments. The U.S. is also considering significant new investments in infrastructure and national defense which, coupled with the prospect of lower federal tax revenue, could lead to increased government borrowing and higher interest rates. Those events, as well as other changes in foreign and domestic political and economic conditions could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments.

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Warrants and Rights. Warrants are essentially options to purchase equity securities at a specific price during the life of the warrant and are valid for a specific period of time (generally two or more years). Prices of warrants do not necessarily move in concert with the prices of the underlying securities and can be volatile. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. Government Securities. The Funds may invest in debt obligations that are issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”) as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or the Funds’ shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through “Certificates,” representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments that have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. In September 2008, FNMA and FHLMC were each placed into conservatorship by the U.S. Government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, with a stated purpose to preserve and conserve the assets and property of FNMA and FHLMC and to put FNMA and FHLMC in a sound and solvent condition. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met. Serious discussions among policymakers continue as to whether FMNA and FHLMC should be nationalized, privatized, restructured or eliminated altogether.

In August 2011, S&P lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises. In explaining the downgrade, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. In June 2013, S&P affirmed its AA+ long-term credit rating on the U.S. and revised its rating outlook to stable from negative to indicate its current view that the likelihood of a near-term downgrade of the rating is less than one in three. It is possible that the rating outlook could be revised downward if economic, fiscal and/or political circumstances change in the U.S. Such a credit event may result in higher interest rates and adversely impact the market prices and yields of securities supported by the full faith and credit of the U.S. Government. Moreover, additional credit rating downgrades of U.S. sovereign debt or U.S. sponsored enterprises may result in financial market declines, increased volatility and significant disruption across various financial markets and asset classes.

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Repurchase Agreements. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security, it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer). The Fund must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the “Repurchase Securities.” The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds’ risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date. In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest to the extent that the proceeds from the sale and accrued interest on the security are less than the resale price provided in the repurchase agreement. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines adopted by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as “loans” under the 1940 Act. The return on such “collateral” may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the “collateral” is at all times at least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds’ custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement that will cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

Zero Coupon and Original Issue Discount (“OID”) Bonds. The Alabama Tax Free Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of “Strips” through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts that issue zero coupon receipts such as U.S. Treasury Receipts (“TRs”) or Treasury Investment Growth Receipts (“TIGRs”). Zero coupon and original issue discount bonds generate income under generally accepted accounting principles, but do not generate cash flow, resulting in the possibility that the Funds may be required to sell portfolio securities to make distributions as required under Subchapter M of the Internal Revenue Code.

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Variable and Floating Rate Securities. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

Fixed Income Investments. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issue. Fixed income securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of fixed income securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. Interest rate changes can be sudden and unpredictable, and a wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). While interest rates in the U.S. and abroad have been unusually low in recent years, the decision by the U.S. Federal Reserve to raise the target fed funds rate and the possibility that the Federal Reserve may continue with such rate increases, among other factors, could cause markets to experience high volatility. In addition, new regulations applicable to and changing business practices of financial intermediaries that make markets in fixed income securities may result in those financial intermediaries restricting their market-making activities for certain fixed income securities, which may reduce the liquidity and increase the volatility for such fixed income securities. If sudden or large-scale rises in interest rates were to occur, a Fund could face above-average redemption requests, which could cause it to lose value due to downward pricing forces and reduced market liquidity.

Liquidity Risk for Fixed Income Securities. Liquidity risk is the risk associated with any event, circumstances or characteristic of an investment or market that negatively impacts a Fund’s ability to sell, or realize the proceeds from the sale of an investment at a desirable time or price. Certain investments that were liquid at the time of purchase may later become illiquid, particularly in times of overall economic stress or during changing regulatory, market or other conditions. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets” (i.e., buy or sell a security at the quoted bid and ask price, respectively) are at or near historic lows relative to market size. Because market makers provide stability to fixed income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income mutual funds may be higher than normal; the selling of fixed-income securities to satisfy fund shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing a Fund’s ability to sell such securities.

Shares of Other Investment Companies. Each Fund may invest in shares of other investment companies. Each Fund does not presently intend to invest more than 25% of its total assets in shares of other investment companies. Such shares of other investment companies may include those of open and closed-end investment companies, shares of exchange-traded funds (“ETFs”), and shares of exchange-traded notes (“ETNs”). To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

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An ETF is an investment company registered under the 1940 Act that often holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value (“NAV”) in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to Securities and Exchange Commission (“SEC”) Order, in which case they will not be subject to any such investment limitation. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s NAV. An ETN is a structured debt security that represents an unsecured general obligation of the issuer.

iShares. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Exchange-Traded Notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours; however, investors also can hold ETNs until they mature. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day‘s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer‘s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer‘s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A decision by a Fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

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Limitations on Investing in Other Investment Companies. Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) more than 10% of such fund’s total assets would be invested in investment companies. Under certain conditions, a fund may invest in registered and unregistered money market funds in excess of these limitations. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits. The Equity Fund and the Mid-Cap Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Funds may also invest in ETFs that have not received such exemptive orders and in other investment companies in excess of these limits, as long as the Funds (and all of their affiliated persons, including the Adviser) do not acquire more than 3% of the total outstanding stock of such ETF or other investment company, unless otherwise permitted to do so pursuant to permission granted by the SEC. If a Fund seeks to redeem shares of an ETF or investment company purchased in reliance on Section 12(d)(1)(F), the ETF is not obligated to redeem an amount exceeding 1% of the ETF’s outstanding shares during a period of less than 30 days.

Description of Money Market Instruments. Money market instruments may include shares of money market funds, U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers’ Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”). Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers’ Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due. The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (“NRSRO”) or, if not rated, the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or is of equivalent quality in the Adviser’s assessment. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds’ custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

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Forward Commitment and When-Issued Securities. The Alabama Tax Free Fund may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will not accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

Short Sales Against the Box. Each Fund may make short sales “against the box.” In a short sale, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. When a Fund engages in a short sale "against the box," the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. The Funds may make a short sale against the box as a hedging technique, when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund, or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. While each Fund has reserved the right to make short sales “against the box,” the Adviser has no present intention of engaging in such transactions for the Alabama Tax Free Fund during the coming year.

Borrowing. Each Fund may borrow up to one-third of its total assets, including the amount of such borrowing, for extraordinary or emergency purposes or to meet redemption requests that might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuations on NAV will be exaggerated. If, while such borrowing is in effect, the value of a Fund’s assets declines, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowings.

Lending. Each Fund has reserved the right to lend its securities to qualified broker-dealers, banks or other financial institutions. By lending its portfolio securities, a Fund would attempt to increase its income by receiving a fixed fee or a percentage of the collateral, in addition to continuing to receive the interest or dividends on the securities loaned. The terms, structure and aggregate amount of such loans would be consistent with the 1940 Act. The borrower would be required to secure any such loan with collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the total market value and accrued interest of the securities loaned by the Fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. As part of participating in a lending program, a Fund will invest its cash collateral only in investments that are consistent with the investment objectives, principal investment strategies and investment policies of the Fund. If such investments lose value, a Fund will have to cover the loss when repaying the collateral. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower shall be at the Fund’s risk.

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Commodity Exchange Act Regulation. The Funds have claimed an exclusion from the definition of the term “commodity pool” under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to registration or regulation under the CEA. A fund claiming the exclusion is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without the fund becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulation. On an annual basis, the Funds are required to reaffirm their eligibility to continue to claim the exclusion. If a Fund’s use of derivatives would prevent it from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to the Fund, and the Fund may become subject to regulation by the CFTC. A Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements.

Portfolio Turnover. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

Cybersecurity Risk. The Funds and their service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks affecting the Funds, the Adviser, custodian, transfer agent, intermediaries, and other third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions; impact the ability to calculate a Fund’s NAV; cause the release of private shareholder information or confidential business information; impede trading; or subject a Fund to regulatory fines, financial losses, additional compliance costs associated with corrective measures, or cause reputational damage. Cyber-attacks may render records of a Fund’s assets or transactions, shareholder ownership of Fund shares, and other data integral to the functioning of a Fund inaccessible, inaccurate, or incomplete. There is no guarantee that efforts designed to reduce the risks associated with cybersecurity will succeed, especially since there are inherent limitations in the efforts, including that certain risks have not been identified, given the evolving nature of this threat. The Funds rely on third party service providers for many of their daily operations and are subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Funds from cyber-attacks. Similar types of cyber security risk are also present for the issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investment in such securities to lose value.

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MUNICIPAL OBLIGATIONS

Description of Municipal Obligations. Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer’s legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

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3. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including supply and demand, liquidity and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

Like other fixed income securities, municipal bonds are subject to credit risk, interest rate risk and call risk. Obligations of issuers of municipal bonds are generally subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. However, the obligations of certain issuers may not be enforceable through the exercise of traditional creditors’ rights. The reorganization under the federal bankruptcy laws of a municipal bond issuer or payment obligor bonds may result in, among other things, the municipal bonds being cancelled without repayment or repaid only in part. In addition, lawmakers may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. Litigation and natural disasters, as well as adverse economic, business, legal, or political developments may introduce uncertainties in the market for municipal bonds or materially affect the credit risk of particular bonds. Certain municipalities of the U.S. and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly affect other municipal obligations. In August 2015, Puerto Rico became the first U.S. commonwealth to default on its debt and in May 2017, the governor of Puerto Rico requested a court-supervised debt restructuring of approximately $70 billion of its outstanding debt.

Factors Affecting Alabama Municipal Obligations. The following information regarding certain economic, financial and legal matters pertaining to Alabama is drawn primarily from official statements relating to securities offerings of Alabama and other publicly available documents, dated as of various dates prior to the date of this SAI and do not purport to be complete descriptions. Data regarding the financial condition of Alabama State government may not be relevant to Municipal Obligations issued by political subdivisions of Alabama. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations. The Trust has not independently verified this information.

Alabama’s automotive manufacturing industry was launched in 1997 and has become the fastest growing segment of Alabama’s manufacturing economy. The state hosts three original equipment manufacturers, two major engine producers and more than 90 automotive suppliers. Development of the automotive sector provided an important life to the state’s economy at a time when long-standing textiles and apparel manufacturing industries were in decline. Alabama’s three original equipment manufacturers are expanding their personnel and capacity and other manufacturers have indicated plans for production. In 2017, Alabama automakers produced more than 1 million vehicles, setting a new record for production. The transportation industry not only encompasses automotive manufacturing but includes aircraft and railcar production. NASA’s new Space Launch System in Huntsville, Alabama is expected to make its first test flight in 2018. Airbus opened its aircraft assembly production facility in Mobile in July 2015 and now manufactures four aircrafts per month. FreightCar America, Inc. has been operating a railcar production facility in northwest Alabama and has the capacity to build up to 8,000 railcars a year at its Cherokee, Alabama facility. Transportation equipment manufacturing continues to remain the largest exporter and currently accounts for nearly 40% of all of Alabama’s exports. Other major exports from Alabama include nuclear reactors, boilers, machinery and parts, iron and steel, plastics and related products, mineral and ores, aircraft and parts and electrical machinery.

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Other leading manufacturing industries in Alabama have been pulp and paper and chemicals, the development and growth of which have been made possible by abundant rainfall (the mean annual average of which varies between 52 and 68 inches) and a high pulpwood growth rate (averaging approximately one-half cord per acre per year). In recent years Alabama has been one of the largest producers of timber in the nation and its wood pulp and paper industry has been naturally complemented by a growing chemical industry.

In recent years, the importance of service industries to Alabama’s economy has increased significantly. The major service industries in Alabama are the general health care industries, most notably represented by the University of Alabama medical complex in Birmingham and the high technology research and development industries concentrated in the Huntsville area. The state’s focus on growing the bioscience industry has resulted in additional jobs and higher wages. . Leisure and hospitality services continue to be among the state’s economic drivers. .

The state’s geographic location presents a heightened risk of destructive weather events, including hurricanes that have the potential to cause significant property damage and economic disruption. A massive spill in the Gulf of Mexico resulted from an explosion in 2010 on the Deepwater Horizon drilling rig and affected the coast of Alabama. This resulted in environmental damage and severe loss to the fishing and tourism industries of the state. Similar events could potentially result in significant loss of revenues to the State and local governments.

While Alabama entered the 2008-2009 recession later than the nation, the decline has been steeper and the return to job growth is coming more slowly. Alabama’s 2018 fiscal year budget included a 3% pay raise for state employees, which represented the first cost of living increase in ten years. The 2018 budget also includes a $216 million increase in education funding. The 2018 General Fund is the largest in the state since 2008 and benefitted from a $93 million carry-over over from the current budget, increased revenues from internet sales taxes and insurance premiums, and the $1 billion oil spill settlement from BP.

In November 2011, Jefferson County Alabama (which contains Birmingham) filed for bankruptcy court protection, having over $5 billion in total indebtedness, making it, at the time, the largest municipal bankruptcy in U.S. history. The county’s debt escalated in the mid 2000’s when corrupt bond issuance deals to upgrade its sewer system fueled multibillion dollar debt and led to 22 convictions of bribery and fraud. The county negotiated privately with many of its creditors and $1.4 billion of debt was forgiven by its creditors. The county emerged from bankruptcy in December 2013 at a cost of approximately $30 million in legal and consulting fees. The county issued $1.8 billion of new sewer warrants to refinance approximately $3 billion in sewer debt and these warrants will mature in 40 years. Jefferson County is expected to pay approximately $14.7 billion on sewer debt service, operations and system maintenance over the 40 year life of the debt. Although Jefferson County’s Chapter 9 Plan of Adjustment was confirmed by the U.S. Bankruptcy Court (the “Confirmation Order”), two groups of ratepayers have filed appeals of the Confirmation Order in federal district court, and certain rulings are currently on appeal.

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Industrial Revenue Bonds. The Alabama Tax Free Fund may invest from time to time a portion of its assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of its assets in revenue bonds issued for housing, including multi-family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Adviser, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of Alabama (as well as federal income taxes). Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend upon the cash flow from the underlying mortgages for their repayment, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part on scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital’s gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

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The Alabama Tax Free Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

Variable Rate Securities. The Alabama Tax Free Fund may invest in Municipal Obligations that bear interest at rates that are adjusted periodically to market rates. The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

Put Bonds. The Alabama Tax Free Fund may invest in Municipal Obligations (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity. This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

Zero Coupon Bonds. Municipal Obligations in which the Alabama Tax Free Fund may invest include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations that are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

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Municipal Lease Obligations. The Alabama Tax Free Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, “lease obligations”). A lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, although the lease obligation is ordinarily backed by the municipality’s covenant to budget for the payments due under the lease obligation. Certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Adviser will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain “non-appropriation” clauses. In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with guidelines established under the supervision of the Board and other factors the Adviser may determine to be relevant to such determination. In determining the liquidity of municipal lease obligations, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board is responsible for supervising the determination of the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

Description of Bond Ratings. A description of the various ratings used by the NRSROs is attached to this SAI as Appendix A. The NRSROs include Moody’s, S&P or Fitch Ratings. A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that individual analysts give different weightings to the various factors involved in credit analysis, and the quality of fixed-income securities in which the Funds may invest should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained from other sources that are considered reliable by the NRSROs. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

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INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of a Fund means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of the Fund’s outstanding shares.

Under these fundamental limitations, each Fund may not:

(1)	Engage in borrowing except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

(2)	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

(3)	Purchase or sell commodities unless acquired as a result of ownership of securities or other investments to the extent permitted under the 1940 Act and the regulations of any other agency with authority over the Funds. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities;

(4)	Purchase or sell real estate directly. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

(5)	Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies;

(6)	Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing nonpublicly offered debt securities, (d) by purchasing commercial paper, or (e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

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Under these fundamental limitations, each of the Equity Fund and the Mid-Cap Fund may not:

(1)	Invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto, or investments in other investment companies.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays) to comply with the limitation.

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board under the 1940 Act and laws of Massachusetts governing business trusts. The Board is responsible for the oversight of each series, or funds, of the Trust. The Trustees serve until their retirement at age 75, subject to periodic review, and the officers are elected annually by the Trustees. The following is a list of the Trustees and executive officers of the Trust. John P. Ackerly, IV and John T. Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act (“Interested Trustees”). The Trustees who are not affiliated with an investment adviser or the principal underwriter of the Trust are referred to as the “Independent Trustees.”

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) and Directorships of Various Companies During Past 5 Years	Number of Portfolios in Trust Overseen by Trustee
Interested Trustees:
John P. Ackerly, IV One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1963	Since July 2012	Trustee; President of The Davenport Funds	Senior Vice President, Director and member of the Executive Committee of Davenport & Company LLC.	12
John T. Bruce 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1953	Since September 1988	Trustee; President of the Flippin, Bruce & Porter Funds	President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.	12

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Independent Trustees:
Robert S. Harris, Ph. D. c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1949	Since January 2007	Trustee	C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia; consultant to corporations and government agencies.	12
George K. Jennison c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since January 2015	Trustee	President of Oyster Consulting (a management consulting firm to the financial services industry).	12
Harris V. Morrissette c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1959	Since March 1993	Trustee	President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. Director of Trustmark Corporation (bank holding company), White-Spunner Construction and Royal Cup Coffee and Tea. Director of International Shipholding Corporation (cargo transportation) until May 2017.	12
Elizabeth W. Robertson c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1953	Since February 2014	Trustee	Chief Financial Officer for Monument Restaurants LLC (restaurant franchisees) since 2011. Trustee of TowneBank Foundation and Community Board since 2015 and Director of TowneBank from 1996 until 2014. She was previously a Senior Manager at KPMG (accounting firm).	12
Executive Officers:
Margaret H. Alves 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1972	Since February 2006	Compliance Officer of The Government Street Funds	Chief Compliance Officer and Secretary of Leavell Investment Management, Inc.
Simon H. Berry 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1971	Since May 2017	Chief Compliance Officer	Senior Attorney of Ultimus Fund Solutions, LLC (the Trust’s administrator) since June 2016; Attorney for the Kentucky Department of Financial Institutions from October 2009 until May 2016 where his last position was Staff Attorney Supervisor.
Charles M. Caravati, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1965	Since January 1996	President of The Jamestown Equity Fund; Vice President of The Jamestown Tax Exempt Virginia Fund	Managing Director of Lowe, Brockenbrough & Company, Inc.
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since November 2000	Vice President	Co-Chief Executive Officer and Managing Director of Ultimus Fund Solutions, LLC; Managing Director and officer of Ultimus Fund Distributors, LLC (the Trust’s distributor) from 1999 until 2018.

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John H. Hanna, IV 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1955	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Vice President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.
Timothy S. Healey 2712 18th Place South Birmingham, Alabama 35209 Year of Birth: 1953	Since January 1995	Vice President of The Government Street Funds	Portfolio Manager, Member of Executive Committee, Chief Investment Officer and Director of Leavell Investment Management, Inc.
Mary S. Hope 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1963	Since August 2008	Vice President of The Government Street Funds	Operations Director and Portfolio Manager of Leavell Investment Management, Inc.
Dina A. Tantra 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1969	Since May 2018	Secretary	Executive Vice President, Director of Fund Administration and Compliance of Ultimus Fund Solutions, LLC since 2017; Managing Director of Foreside Financial Group, LLC from 2016 until 2017; Director, Secretary and General Counsel of Beacon Hill Fund Services, Inc. from 2008 until 2016.
Joseph A. Jennings, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23219 Year of Birth: 1962	Since June 2005	President of The Jamestown Tax Exempt Virginia Fund	Managing Director of Lowe, Brockenbrough & Company, Inc.
Thomas W. Leavell 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1943	Since February 2004	President of The Government Street Funds	Portfolio Manager of Leavell Investment Management, Inc.; Director of Leavell Investment Management, Inc. until August 2016 and President and Chief Executive Officer until January 2014.
David J. Marshall 800 Main Street Lynchburg Virginia 24504 Year of Birth: 1956	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Secretary, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.
Alison Leslie Lewis One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1978	Since April 2018	Compliance Officer of The Davenport Funds	Senior Vice President and Chief Compliance Officer for Davenport Asset Management Division of Davenport & Company LLC since April 2018; Vice President - Compliance for Davenport & Company LLC from September 2015 until April 2018: Worked at BB&T Scott & Stringfellow (broker-dealer) from September 2008 until September 2015 where her last title was Vice President and Centralized Supervision Manager.
Norman D, Darden, III 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1965	Since February 2018	Vice President of the Flippin, Bruce & Porter Funds	Portfolio Manager, Analyst and Principal of Flippin, Bruce & Porter, Inc.

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Page T. Reece 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1957	Since September 2004	Compliance Officer of The Jamestown Funds	Chief Compliance Officer and Managing Director of Lowe, Brockenbrough & Company, Inc.
Teresa L. Sanderson 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1963	Since September 2004	Compliance Officer of the Flippin, Bruce & Porter Funds	Chief Compliance Officer and a Principal of Flippin, Bruce & Porter, Inc.
Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1962	Since November 2000	Treasurer	Co-Chief Executive Officer and Managing Director of Ultimus Fund Solutions, LLC; Managing Director and officer of Ultimus Fund Distributors, LLC from 1999 until 2018.
George L. Smith, III One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1976	Since February 2011	Vice President of The Davenport Funds	Senior Vice President and Director of Davenport & Company LLC.

Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2017.

Name of Trustee	Dollar Range of Shares of the Funds Owned by Trustee	Aggregate Dollar Range of Shares of All Funds In Trust Overseen by Trustee
John Ackerly, IV	None	Over $100,000
John T. Bruce	None	Over $100,000
Independent Trustees:
Robert S. Harris	Equity Fund: $1 – $10,000	$10,001- $50,000
George K. Jennison	None	None
Harris V. Morrissette	Equity Fund: Over $100,000 Mid-Cap Fund: $50,001 - $100,000 Alabama Tax Free Fund: Over $100,000	Over $100,000
Elizabeth W. Robertson	None	Over $100,000

As of July 2, 2018, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of each Fund.

Trustee Compensation. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. As of April 1, 2018, each Independent Trustee receives from the Trust an annual retainer of $20,000, payable quarterly; a fee of $2,000 for attendance at each meeting of the Board (except that such fee is $3,000 for each meeting attended by the Chairman of the Board); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. Prior to April 1, 2018, each Independent Trustee received from the Trust an annual retainer of $15,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board (except that such fee was $2,500 for each meeting attended by the Chairman of the Board); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee was $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. The fees are split equally among all funds in the Trust.

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The following table provides compensation amounts paid to the Independent Trustees during the fiscal year ended March 31, 2018:

Trustee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds within the Trust
Robert S. Harris	$ 7,750	None	None	$ 31,000
George K. Jennison	7,125	None	None	28,500
Harris V. Morrissette	6,750	None	None	27,000
Elizabeth W. Robertson	7,125	None	None	28,500

Leadership Structure and Qualifications of Trustees

The Board consists of six Trustees, four of whom are Independent Trustees. The Board is responsible for overseeing the operations of the Trust, its investment advisers and other service providers in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust. The Board has engaged the investment advisers to oversee the management of the funds on a day-to-day basis.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also meet quarterly without the presence of any representatives of management. The Board has established two standing committees to help ensure that the Funds have effective and independent governance and oversight. The Board may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board is led by its Chairman, Dr. Robert S. Harris. As Chairman, Dr. Harris has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board’s liaison with the various investment advisers. The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Dr. Harris as Chairman, is appropriate and in the best interests of the Trust, given its specific characteristics. These characteristics include having a structure consisting of four distinct fund complexes, each having its own investment adviser and compliance officer at the fund complex level. The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Board Committees. The Board has established an Audit Committee and a Governance, Nomination, Compensation and Qualified Legal Compliance Committee (the “Governance Committee”). The members of each Committee are the four Independent Trustees: Robert S. Harris, George K. Jennison, Harris V. Morrissette and Elizabeth W. Robertson. Elizabeth W. Robertson serves as the Chair of the Audit Committee and George Jennison serves as Chair of the Governance Committee. The Chair position for each Committee is rotated periodically. Each Committee Chair has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he or she serves as Chair. Each Committee Chair facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by that Committee.

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Audit Committee	The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) oversees the quality and objectivity of the financial statements of each of the funds and the independent audits thereof; (iii) acts as liaison between the Trust’s independent registered public accounting firm and the full Board; (iv) pre-approves the scope and cost of the audit and non-audit services provided by the Trust’s independent registered public accounting firm; and (v) resolves any issues arising under the Trust’s Code of Ethics for Principal Executive and Senior Financial Officers. The Audit Committee met three times during the fiscal year ended March 31, 2018.
Governance Committee	The Governance Committee is responsible for (i) selecting and nominating persons to serve as Independent Trustees; (ii) determining the level of compensation for the Independent Trustees; (iii) reviewing information relating to the investment advisory, underwriting and other contracts with third party service providers and making recommendations to the Board; (iv) monitoring the activities of the Trust’s CCO and making recommendations to the Board with respect to the compliance policies and procedures of the Trust and its service providers; (v) reviewing the responsibilities of the committees of the Board and evaluating whether there is a need for additional or combined committees; (vi) evaluating the performance of the Board; and (vii) receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Governance Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee. The Governance Committee met four times during the fiscal year ended March 31, 2018.

Qualifications of the Trustees. The Governance Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust. In addition, the Trustees are subject to periodic evaluation for their continued service on the Board. On a staggered three-year basis, members of the Governance Committee review the qualifications of each Trustee, evaluate his or her contributions to the Board and make a recommendation as to whether such Trustee should continue to serve as a Trustee. The Board has concluded, based on each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with the other members of the Board, that each Trustee is qualified to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the investment advisers, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

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Mr. John Ackerly, IV	Mr. John Ackerly, IV, Senior Vice President, is a member of the Executive Committee and Board of Directors of Davenport & Company, the investment adviser to the Davenport Funds. Prior to joining Davenport & Company in 1994, he worked as a portfolio manager for Central Fidelity Bank. He is President of the Davenport Funds and past president of the Richmond Society of Financial Analysts. Mr. Ackerly earned an undergraduate degree from the University of Virginia and earned an M.B.A. degree from Virginia Commonwealth University. He is a Chartered Financial Analyst and has over 25 years of experience in the investment management profession. He has served as a Trustee since 2012. The Board has concluded that Mr. Ackerly is suitable to serve as a Trustee because of his past service and experience as a Trustee, his professional investment and business experience and his academic background.
Mr. John T. Bruce	Mr. John T. Bruce is a founding partner and the President of Flippin, Bruce & Porter, Inc., the investment adviser to the Flippin, Bruce & Porter Funds. From 1979 until 1985 he served as a Vice President and Portfolio Manager at Capitoline Investment Services, Inc. Mr. Bruce holds a B.S. degree in Finance from Virginia Polytechnic Institute and State University and is a former trustee of the Virginia Tech Foundation. He is a Chartered Financial Analyst and a Chartered Investment Counselor and has over 35 years of experience in the investment management profession. He has served as a Trustee since 1988. The Board has concluded that Mr. Bruce is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.
Dr. Robert S. Harris	Dr. Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business at The Darden Graduate School of Business Administration at the University of Virginia where from 2001 until 2005, he served as Dean. Dr. Harris teaches courses in financial management and policies and valuation in financial markets. His research has focused on corporate finance, financial market analysis and mergers and acquisitions. He has been widely published in leading academic and practitioner journals and has authored financial textbooks. Dr. Harris has been an active consultant and advisor to corporations and government agencies and has held a range of offices in professional societies. He previously served as Chief Learning Officer and Vice President of United Technologies Corporation. Dr. Harris earned a B.A. degree (summa cum laude) from Davidson College and a doctorate in economics from Princeton University. He has served as a Trustee of the Trust since 2007. The Board has concluded that Dr. Harris is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and positions of leadership, and his business experience.
Mr. George K. Jennison	Mr. George K. Jennison has over 30 years’ experience managing trading and execution platforms and integrating capital markets services into retail brokerage and clearing firm sales channels. He is currently President of Oyster Consulting (a provider of audit, compliance, financial, operations, technology, trading and strategic management consulting to financial services firms). Mr. Jennison began his career as a NASDAQ trader at Robinson-Humphrey Company where specialized in bank stocks and convertible securities. Later, he served as a Senior Vice President at Shearson Lehman where he was responsible for managing the Financial Institutions NASDAQ Group and then became the Managing Director, Head of NASDAQ Trading at Wheat First Securities. From 2009 until 2012, he was Senior Managing Director, head of the Equity Services Group at Wachovia Securities, where he was responsible for managing the equity trading platform for the firm’s retail brokerage, clearing and managed accounts. Mr. Jennison has served on a number of investment industry committees as well as capital commitment committees for several foundations and investment firms. He earned his B.A. degree in Economics and Management Services from Duke University and attended the Executive Program at the University of Virginia Darden School of Business. He has served as a Trustee of the Trust since 2015. The Board has concluded that Mr. Jennison is suitable to serve as a Trustee because of his professional investment and business experience, leadership positions and academic background.

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Mr. Harris V. Morrissette	Mr. Harris V. Morrissette has served as president and chief executive officer of several privately held businesses and currently is President of China Doll Rice & Beans Inc. and Dixie Lily Foods. He serves as a director of Trustmark Corporation (a bank holding company), White-Spunner Construction, Inc. and Royal Cup Coffee and Tea. He previously served as a director of EnergySouth, Inc. until its merger with Sempra Energy in 2008; chairman of Azalea Aviation, Inc. (airplane fueling) until 2012; and International Shipholding Corporation (cargo transportation) until 2017. He is a board member of a number of not-for-profit organizations, among them the Economic Development Partnership of Alabama, University of Alabama System and Wilmer Hall Children’s Home. Mr. Morrissette holds a B.S. degree from The University of Alabama. He has served as a Trustee of the Trust since 1993. The Board has concluded that Mr. Morrissette is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his extensive business experience, and his service on other boards.
Ms. Elizabeth W. Robertson	Ms. Elizabeth W. Robertson serves as Chief Financial Officer of Monument Restaurants LLC (restaurant franchisees) and has been employed by Monument Restaurants since 2011. She previously served as Chief Financial Officer for Virginia Resources Authority (municipal bond authority) and a Senior Manager at KPMG (public accounting firm) where she specialized in audit and SEC reporting services for financial institutions. Ms. Robertson has served as a Trustee of TowneBank Foundation and Community Board since 2015 and was a director of TowneBank from 1996 until 2014. She previously performed accounting and tax services for small businesses and individuals on a part-time basis and is a board member of a number of not-for-profit organizations, among them, the Richmond Ballet and the St. Andrew’s School Foundation. She holds a B.S. degree from the University of Virginia McIntire School of Commerce and earned her Certified Public Accountant designation in 1975. The Board has concluded that Ms. Robertson is suitable to serve as a Trustee because of her business experience and expertise in accounting matters and her leadership positions and service on other boards.

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Risk Oversight. An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The funds are subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk. The Trust, the investment advisers and the other service providers have implemented various processes, procedures and controls to identify risks to the funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures and controls are employed with respect to different types of risks. These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board exercises oversight of the risk management process through the Board itself and through the various committees. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the funds, the Board requires management of the investment advisers and the Trust, including the Trust’s CCO, to report to the Board and the committees on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the committees receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. On at least an annual basis, the Independent Trustees meet separately with the Trust’s CCO outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Trust’s CCO is supported by four compliance officers, each of whom serve at the fund complex level. The Board also receives quarterly reports from the investment advisers on the investments and securities trading of the funds, including their investment performance, as well as reports regarding the valuation of the funds’ securities. In addition, in its annual review of the advisory agreements for the Trust, the Board reviews information provided by the investment advisers relating to their operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the number of funds in the Trust and the effectiveness of its committee structure.

Although the risk management policies of the investment advisers and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and there is no guarantee that they will be effective over time Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the investment advisers or their affiliates, or other service providers to the Trust. The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight.

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INVESTMENT ADVISER

Leavell Investment Management, Inc. supervises each Fund’s investments pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) described in the Prospectus. Each Fund’s Advisory Agreement is effective for an initial two year period and subject to annual approval thereafter by the Board or by vote of a majority of the Fund’s outstanding voting securities, provided such continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement is terminable without penalty on sixty days’ notice by the Board or by the Adviser. Each Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Adviser was organized as an Alabama corporation in 1979. The Adviser is 100% owned by its employees, none of whom own in excess of 25% of the Adviser. No single person or organization is deemed to control the Adviser. In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing the Funds’ shares.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund’s average daily net assets, is at the following annual rates: 0.60% on the first $100 million, and 0.50% on assets over $100 million. For the fiscal years ended March 31, 2018, 2017 and 2016, the Equity Fund paid the Adviser advisory fees of $385,730, $424,191 and $507,129, respectively.

Compensation of the Adviser with respect to the Mid-Cap Fund is at the annual rate of 0.75% of the Fund’s average daily net assets. For the fiscal years ended March 31, 2018, 2017 and 2016, the Mid-Cap Fund paid the Adviser advisory fees of $364,987, $350,443 and $354,220, respectively.

Compensation of the Adviser with respect to the Alabama Tax Free Fund, based upon the Fund’s average daily net assets, is at the following annual rates: 0.35% on the first $100 million; and 0.25% on assets over $100 million. For the fiscal years ended March 31, 2018, 2017 and 2016, the Alabama Tax Free Fund paid the Adviser advisory fees of $27,767 (which was net of voluntary fee waivers of $62,225), $39,450, (which was net of voluntary fee waivers of $57,958) and $52,139 (which was net of voluntary fee waivers of $49,319), respectively.

Financial Intermediary Arrangements. The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations. The Adviser, not the Funds, may further compensate these organizations for their sales-related services; however, the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

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Portfolio Managers

The Portfolio Managers are also responsible for the day-to-day management of other accounts, as indicated in the following table. None of these accounts has an advisory fee based on the performance of the account. Each Portfolio Manager’s name is followed by the name of the Fund(s) for which the Portfolio Manager is responsible for providing investment advisory services.

Other Accounts Managed (As of March 31, 2018)
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Thomas W. Leavell Government Street Equity Fund	Registered investment companies: Other pooled investment vehicles: Other accounts:	1 0 239	$50,097,326 $ 0 $487,532,122	0 0 0	$ 0 $ 0 $ 0
Thomas W. Leavell Government Street Mid-Cap Fund	Registered investment companies: Other pooled investment vehicles: Other accounts:	1 0 239	$62,814,702 $ 0 $487,532,122	0 0 0	$ 0 $ 0 $ 0
Timothy S. Healey Alabama Tax Free Bond Fund	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 0 203	$ 0 $ 0 $410,218,638	0 0 0	$ 0 $ 0 $ 0

Potential Conflicts of Interest

The investment strategy of the Funds and other accounts managed by the Portfolio Managers are similar. The Adviser, as well as the Funds, has policies and procedures designed to address conflicts in allocation of investment opportunities between a Fund and other accounts managed by the Adviser. These policies are designed to ensure equitable treatment of all accounts. In addition, procedures are in place to monitor personal trading by the Portfolio Managers to ensure that the interests of the Adviser’s clients come first.

Compensation

The Portfolio Managers are compensated by the Adviser with a fixed salary, as well as a 401(k) matching contribution. The Adviser may also pay a discretionary bonus and/or profit sharing contribution as determined yearly by company management. Both forms of compensation (fixed and discretionary) are based upon management’s evaluation of an individual’s job performance within the context of an overall job description. Portfolio management of the Funds is just one of many components contained within a job description for a Portfolio Manager. No form of compensation, fixed or discretionary, is directly based upon the Funds’ performance or the value of the Funds’ assets.

Ownership of Fund Shares

The following table indicates, as of March 31, 2018, the dollar value of shares beneficially owned by the Portfolio Managers of the Fund or Funds for which the Portfolio Manager serves.

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Thomas W. Leavell	The Government Street Equity Fund – $100,001 – $500,000 The Government Street Mid-Cap Fund - $100,001 – $500,000
Timothy S. Healey	The Alabama Tax Free Bond Fund - $1– $10,000

ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board.

For the performance of these services, each Fund pays the Administrator a monthly fee based upon the average value of its daily net assets, subject to a minimum monthly fee, plus a shareholder recordkeeping fee (on a per shareholder basis) for shareholder accounts in excess of 1,000. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services. For the fiscal years ended March 31, 2018, 2017 and 2016, the Equity Fund paid administration fees to the Administrator of $83,105, $89,535 and $103,334, respectively; the Mid-Cap Fund paid administration fees to the Administrator of $67,171, $64,839 and $65,218, respectively; and the Alabama Tax Free Fund paid administration fees to the Administrator of $60,000, $60,000 and $60,000, respectively.

Under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust’s CCO. For the performance of these services, the Funds pay the Administrator an annual base fee plus an asset-based fee on aggregate average net assets in excess of $100 million. In addition, the Funds reimburse the Administrator for any out-of-pocket expenses incurred for compliance services. For the fiscal years ended March 31, 2018, 2017 and 2016, the Equity Fund paid compliance service fees to the Administrator of $8,007, $8,470 and $9,351, respectively; the Mid-Cap Fund paid compliance service fees to the Administrator of $7,585, $7,656 and $7,977, respectively; and the Alabama Tax Free Fund paid compliance service fees to the Administrator of $6,902, $7,091 and $7,287, respectively.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board or a vote of a majority of the outstanding shares of the Funds, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board or by vote of a majority of the outstanding shares of the Funds on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator and Robert G. Dorsey and Mark J. Seger are each owners of the Distributor and officers of the Trust.

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OTHER SERVICE PROVIDERS

Independent Registered Public Accounting Firm. The firm of Cohen & Company, Ltd., independent registered public accounting firm, 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, has been retained by the Board to perform an independent audit of the financial statements of the Trust.

Legal Counsel. Sullivan & Worcester LLP, 1666 K Street NW, Washington, D.C. 20006, serves as legal counsel to the Trust and the Independent Trustees.

Custodian. The custodian of the Funds’ assets is U.S. Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202. The custodian holds all cash and securities of the Funds (either in its possession or in its favor through “book entry systems” authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

Securities Lending. During the March 31, 2018 fiscal year, the Funds did not engage in any securities lending activities and therefore did not receive any income related to securities lending.

PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds’ practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds’ portfolio transactions.

The Alabama Tax Free Fund’s fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets on a “net” basis, which may include a dealer markup. The Equity Fund and the Mid-Cap Fund’s common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. Options will also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

During the fiscal years ended March 31, 2018, 2017 and 2016, the total brokerage commissions paid by the Equity Fund were $1,295, $5,201 and $10,294, respectively. During the fiscal years ended March 31, 2018, 2017 and 2016, the total brokerage commissions paid by the Mid-Cap Fund were $971, $3,661 and $7,382, respectively. The lower brokerage commissions paid by each Fund during the most recent fiscal year were due primarily to a lower level of trading activity. No brokerage commissions were paid by the Alabama Tax Free Fund during each of the last three fiscal years.

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Subject to the requirements of the 1940 Act and procedures adopted by the Board, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) that is an affiliated person of the Trust, or (ii) an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, a portion of the Funds’ brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker’s ability to effect and settle the transaction promptly and efficiently and the Adviser’s perception of the broker’s reliability, integrity and financial condition.

As of March 31, 2018, the Equity Fund held common stock issued by the parent company of the following “regular broker-dealer” of the Trust as defined in the 1940 Act:

Fund	Regular Broker-Dealer	Market Value as of 3-31-2018
Equity Fund	J.P. Morgan Securities LLC	$ 3,189,130

Codes of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

SHAREHOLDER ACCOUNT INFORMATION

As noted in the Prospectus, the Funds offer the following shareholder services:

Shareholder Account. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor’s registration instructions and voluntary investments can be made thereafter at any time. Shareholders will receive a statement each time there is an account transaction, such as an additional investment or a dividend reinvestment. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

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Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (on the 15th and/or last business day of the month). Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are included in the Account Application or are available by calling the Funds. Payment may also be made by check payable to the designated recipient and mailed within 7 days of the withdrawal date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Signature Guarantees” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf. The Application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds.

Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1125, or by writing to: The Government Street Funds, Shareholder Services, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

Transfer of Registration. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading “Signature Guarantees”); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

PURCHASE OF SHARES

The purchase price of shares of each Fund is the NAV next determined after the order is received in proper form. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the “Exchange”), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until it has been confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

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Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Shares of the Funds generally may be sold only to U.S. citizens, U.S. residents and U.S. domestic corporations, partnerships, trusts, or estates. For purposes of this policy, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and estates must have a U.S. address of record.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

Purchases in Kind. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors that the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods to determine NAV as described in the Prospectus.

Employees and Affiliates of the Funds. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder’s investment depending on the market value of the securities held by the Funds. There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

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Redemptions in Kind. The Funds may redeem their shares by payment in kind when circumstances exist which would, in the opinion of the Adviser, make it in the best interests of the Funds and their shareholders to do so. In such case, the Adviser, under the supervision of the Board and in accordance with the Trust’s procedures, may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing NAV. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund’s net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind. Shareholders receiving portfolio securities in a redemption in kind may incur brokerage costs when these securities are sold. It is the Adviser’s intention, at the present time, to reimburse shareholders for their brokerage costs and any other fees or losses incurred by them in selling such securities immediately upon receipt thereof. This practice will apply to all redemptions in kind affected upon a particular day; however, the Adviser may determine to discontinue this practice at any time without notice to shareholders.

NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The NAV of each Fund is determined as of the close of the regular session of trading on the Exchange (normally 4:00 p.m. Eastern time) on each “Business Day.” A Business Day means any day, Monday through Friday, except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. NAV is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily.

Fixed income securities are valued at their market value when reliable market quotations are readily available. Typically, fixed income securities are valued using information provided by a third-party pricing service. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of fixed income securities without regard to sale or bid prices. The pricing service may use transactions and market quotations from brokers in determining values. Certain fixed income securities may have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of fixed income securities than for other types of securities. If the Adviser determines that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.

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Equity securities are valued at their market value when reliable market quotations are readily available. Securities that are traded on a national stock exchange are valued based upon the closing price of the exchange, if available, otherwise at the last quoted bid price. Securities traded on NASDAQ are generally valued by the pricing service at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies are valued at their NAV.

FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including among others, its advisory fees, the fees and expenses, if any, of the Independent Trustees, fees of the custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds’ shareholder servicing operations, fees and expenses of qualifying and registering the Funds’ shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust’s CCO, and the expense of shareholders’ meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust’s series, or funds, which allocation may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

PRINCIPAL SHAREHOLDERS

As of July 2, 2018, Charles Schwab & Co., Inc., 211 Main Street, San Francisco, California 94105, owned of record 83.50% of the outstanding shares of the Equity Fund, 89.48% of the outstanding shares of the Mid-Cap Fund and 78.42% of the outstanding shares of the Alabama Tax Free Fund. As a result, Charles Schwab & Co., Inc. may be deemed to control each Fund. As of the same date, Ralph K. Wyatt and Karen P. Wyatt, c/o Leavell Investment Management, Inc., 210 St. Joseph Street, Mobile, Alabama owned of record 7.07% of the outstanding shares of the Alabama Tax Free Fund.

ADDITIONAL TAX INFORMATION

Taxation of the Funds. Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a “regulated investment company” (“RIC”) under Subchapter M of the Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

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While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98.2% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

There is a remedy for failure to meet the Subchapter M diversification test if the failure was due to reasonable cause and not to willful neglect. The remedy involves certain divestiture and procedural requirements, and payment of a tax. In certain de minimis situations, no tax is due in the event of a failure to meet the diversification requirements, but the divestiture and procedural requirements apply. Similarly, in the event of a failure to meet the Subchapter M income requirements, if the failure was due to reasonable cause and not to willful neglect it can be cured by satisfaction of procedural requirements and payment of a tax.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. As of March 31, 2018, the Alabama Tax Free Fund had a short-term capital loss carryforward of $24,704 and a long-term capital loss carryforward of $33,239 for federal income tax purposes. These capital loss carryforwards are available indefinitely to offset realized capital gains in future years, thereby reducing future taxable gains distributions.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

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Tax Status of the Funds’ Dividends and Distributions. Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2018, recent federal tax legislation requires individual taxpayers with taxable incomes above $425,800 ($479,000 for married taxpayers, $452,400 for heads of households) to be subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in the highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Certain U.S. shareholders, including individuals and estates and trusts whose income exceeds certain levels, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds (except tax-exempt dividends) and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and regardless of how long you have held your Fund shares, even if they reduce the NAV of shares below your cost and thus in effect result in a return of a part of your investment.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when “covered” shares are sold. Covered shares are any regulated investment company shares acquired on or after January 1, 2012 and any such shares acquired before January 1, 2012 are considered non-covered shares. In response to this federal law, the Funds chose “average cost,” which is the mutual fund industry standard, as the Funds’ default tax lot identification for all shareholders. Average cost will be the method used for reporting the redemption of any covered shares on your Consolidated Form 1099 unless you select a different tax lot identification method. You may choose a method different than average cost as long as you do so at the time of your purchase or upon the redemption of covered shares. Please keep in mind that the Funds are not responsible for providing you with cost basis information on shares acquired prior to January 1, 2012.

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The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and, as of January 1, 2019, on redemption proceeds and certain capital gain dividends paid to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and short-term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income.

With respect to the Alabama Tax Free Fund, since federal and Alabama income tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes. A report will be distributed to shareholders as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions.

Sale, Exchange or Redemption of Fund Shares. A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder. In addition, any loss upon the sale of shares of the Alabama Tax Free Fund held for six months or less will be disallowed for both federal and Alabama income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Alabama, some portion of such dividends actually may have been subject to Alabama income tax.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

PROXY VOTING AND PORTFOLIO HOLDINGS DISCLOSURE POLICIES

Proxy Voting Policies and Procedures. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1125, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy. The Board has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons. The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to portfolio securities. Although no material conflicts of interest are believed to exist that could disadvantage the Funds or their shareholders, various safeguards have been implemented to protect the Funds and their shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Principal Executive and Senior Financial Officers that requires the Trust’s Principal Executive Officer(s), Principal Financial Officer(s) and Principal Accounting Officer(s) to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Funds.

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•	Public disclosure regarding the securities held by the Funds (“Portfolio Securities”) is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q/Form N-PORT (“Official Reports”). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

•	Each of the Fund’s ten largest holdings as of the end of the most recent calendar quarter is included as part of a Fund Fact Sheet which is posted at www.gofilepoint.com/govstreet. The Fact Sheet is typically posted to the website within 30 days of the end of each calendar quarter. The website is open to the general public.

•	Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to service providers for use in connection with quantitative risk assessment activities. Each disclosure arrangement must be approved by the CCO of the Trust. Currently, there are occasions when portfolio information is being provided to Riskalyze on a periodic basis by a Fund or Funds.

•	Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds. Currently, the Funds are providing portfolio information to four different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the CCO of the Trust. The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds.

Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Group	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Funds or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions. Lipper indicates that it will not trade based on the Funds’ portfolio information, and it prohibits its employees from any such trading.	None

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Bloomberg L.P.	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions. Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.	None
FactSet	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions. FactSet employees are required to follow a code of business conduct and ethics that obligates them to use a reasonable degree of care to safeguard confidential information and must agree in writing to comply with this code of business conduct and ethics.	None

•	These policies relating to disclosure of the Funds’ Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, including but not limited to the Funds’ administrator, distributor, custodian, legal counsel, accountants, proxy service, financial printer/typesetter and proxy voting service, or to brokers and dealers in connection with the Funds’ purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

•	In the event a Fund processes a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for the receipt of such portfolio securities.

•	Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

•	The CCO of the Trust may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

•	The CCO of the Trust shall inform the Board of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board following such approval. At least annually, the CCO shall provide the Board with a report as to compliance with these policies.

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FINANCIAL STATEMENTS

The financial statements of the Funds for the year ended March 31, 2018, together with the report of Cohen & Company, Ltd., the Funds’ Independent Registered Public Accounting Firm, thereon, are incorporated herein by reference to the Annual Report of the Funds.

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APPENDIX A - DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below.

Description of Moody’s Ratings:

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa:	Obligations Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of S&P Ratings:

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment is still considered strong.

BBB:

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.

BB, B, CCC, CC and C	Obligations rated ‘BB,’ ‘B,’ ‘CCC’,’CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of Fitch Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. The relationship between issuer scale and obligation scale assumes a historical average recovery of between 30% - 50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating.

AAA: Highest credit quality

‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality	AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality

A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality

‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative

‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly Speculative	‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

The modifiers “+” or “-“may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added the “AAA obligation rating category.

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APPENDIX B - POLICIES AND PROCEDURES FOR VOTING PROXIES

WILLIAMSBURG INVESTMENT TRUST

1. Purpose. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

2. Definitions

(a) Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b) Proxy Manager. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

3. Policy for Voting Proxies.

(a) Fiduciary Considerations. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

(b) Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

4. Conflicts of Interest. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

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5. Routine Proposals. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

6. Non-routine Proposals.

(a) Guidelines on Anti-takeover Issues. Since anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.” During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

(b) Guidelines on Social and Political Issues. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

7. Proxy Manager Approval. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the proxy manager.

8. Proxy Voting Procedures. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

9. Report to the Board. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.

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10. Investment Advisers’ Voting Procedures. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers’ policies and procedures.

As adopted November 1, 2004

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Proxy Voting

Leavell Investment Management, Inc.

Policy

Proxy voting policies and procedures are required by Rule 275.206(4)-6 of The Investment Advisors Act of 1940. The policy and procedures which follows were effective August 1, 2003 and supersede all previous policies. This policy and a summary of its procedures are also stated in the Firm's Disclosure Brochure: Form ADV Part 2A.

General Policy

This policy is designed to guide Leavell Investment Management, Inc., (LIM) in its fiduciary responsibility to vote proxies, where directed by the client, in a manner which best serves the ownership interest of the shareholder. In doing so, LIM believes that its focus should be primarily concerned with maximizing the value of client portfolios relative to appropriate risk controls and to the agreed upon objectives for the accounts. LIM normally votes in support of company management, but it votes against proposals which it believes to impact negatively the value of its clients’ ownership of the company’s stock. Further, it is LIM’s policy to vote against proposals which appear overly complex or which are presented in such a manner that the shareholder’s best interest is not readily attainable.

Proxy Voting Records

According to guidelines provided in Rule 275.206(4)- 6 of the Investment Advisors Act of 1940:

1.	Proxy voting records will be maintained electronically by LIM for five years subsequent to the activity.

2.	Proxy records may be obtained by any client of LIM by requesting them in writing from the Compliance Officer at 210 St. Joseph Street, Mobile, Alabama 36602. Requests also may be processed through the e-mail address: halves@leavellinvestments.com.

Disclosure

•	Leavell Investment Management, Inc. will provide required disclosures in response to Item 17 of Form ADV Part 2A summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Leavell Investment Management, Inc. voted a client's proxies.

•	Leavell Investment Management, Inc.'s proxy voting practice is disclosed in the firm's advisory agreements.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)- 6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

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Staff Legal Bulletin No. 20 was jointly published by the SEC's Division of Investment Management and Division of Corporation Finance on June 30, 2014. The Division of Investment Management provided guidance about investment advisers' responsibilities in voting client proxies and retaining proxy advisory firms, while the Division of Corporation Finance addressed the availability and requirements of two exemptions to the federal proxy rules that are often relied upon by proxy advisory firms.

Responsibility

Andrew Grinstead and Dalton Nix have the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Leavell Investment Management, Inc. has adopted procedures to implement the firm's policy and conducts reviews to monitor and ensure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Delegation of Proxy Voting Authority and Voting Obligations

•	Terms and conditions defining and/or limiting the scope of Leavell Investment Management, Inc.'s proxy voting authority and voting obligations, as agreed upon with the client, may be documented as part of the advisory agreement or in the inception file of such client(s).

Voting Procedure

•	All employees will forward any proxy materials received on behalf of clients to Dalton Nix;

•	Absent material conflicts, Dalton Nix with supervision by Andrew Grinstead, will determine how Leavell Investment Management, Inc. should vote the proxy in accordance with applicable voting guidelines (below), and ensure that the proxy is voted in a timely and appropriate manner;

Disclosure

•	Leavell Investment Management, Inc. will provide required disclosures in response to Item 17 of Form ADV Part 2A summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Leavell Investment Management, Inc. voted a client's proxies;

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•	Leavell Investment Management, Inc.'s disclosure summary will include a description of how clients may obtain a copy of the firm's proxy voting policies and procedures; and

•	Leavell Investment Management, Inc.'s proxy voting practice is disclosed in the firm's advisory agreement(s).

Client Requests for Information

•	all client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Chief Compliance Officer; and

•	in response to any request, the Chief Compliance Officer will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Leavell Investment Management, Inc. voted the client's proxy with respect to each proposal about which client inquired.

Voting Guidelines

Routine Proposals:

Routine proposals are generally those which do not change the structure, bylaws, or operations of the company. These proposals are generally voted “for” with management. Examples of such items include:

●	Approval of Auditors
●	Changes of Date and Place of Annual Meeting
●	Election of Directors
●	Changes in Company Name
●	Indemnification Provision for Directors
●	Stock Splits
●	Share Repurchases

Non-Routine Proposals

Issues in this category are potentially more likely to affect the value of a shareholder’s investment. Again, the fiduciary responsibility to vote the proxy “for” or “against” is governed by the attempt to best serve the ownership interest of the client.

●	Mergers and Acquisitions
●	Issuance of Securities to Meet Ongoing Corporate Capital Needs
●	Restructuring
●	Re- incorporation
●	Increase in number of Directors
●	Stock Option Plans
●	Management Compensation
●	“Golden Parachutes”
●	Board Structure (Inside vs. Outside Directors)
●	Cumulative Voting
●	“Poison Pills”
●	Director Stock Ownership Requirements
●	Incentive Plans

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●	Tender Offers

●	Debt Restructuring
●	Director Tenure
●	Stock Option Repricing
●	Stock Option Expensing
●	Retirement Plans
●	Social Issues

Conflicts of Interest

LIM occasionally may be subject to conflicts of interest in the voting of proxies due to business or personal relationships which it maintains with persons and/or companies having an interest in the outcome of certain votes.

If any employee of LIM at any time becomes aware of any potential or actual conflict of interest relating to a particular proxy proposal, he/she shall promptly report such conflict to the Proxy Manager or to the Compliance Officer. Conflicts of interest will be handled in various ways depending on the type and materiality. For example:

1.	Potential conflicts which fall into the “Routine Proposal” category will usually be voted “for” management’s position.

2.	In the “Non- Routine Proposal” category the potential conflict will be evaluated on a case- by- case basis. If it is the consensus of at least two reviewers that there is not a conflict, then in such event the proxy will be voted in accordance with normal voting procedures. If, however, it is determined that a conflict exists, then in such event the matter will be submitted to the client, and the proxy will be voted pursuant to the direction of the client.

Recordkeeping

LIM shall retain the following proxy records in accordance with the SEC's five- year retention requirement.

•	these policies and procedures and any amendments;
•	each proxy statement that Leavell Investment Management, Inc. receives;
•	a record of each vote that Leavell Investment Management, Inc. casts;
•	any document Leavell Investment Management, Inc. created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to Andrew Grinstead and Dalton Nix or proxy committee, if applicable; and
•	a copy of each written request from a client for information on how Leavell Investment Management, Inc. voted such client's proxies, and a copy of any written response.

Subadvisers

LIM may vote proxies for any client account subject to a subadvisory agreement pursuant to the terms of the sub-advisory agreement.

Last Updated April 23, 2018

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STATEMENT OF ADDITIONAL INFORMATION

THE JAMESTOWN FUNDS

THE JAMESTOWN EQUITY FUND – Ticker: JAMEX

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND – Ticker: JTEVX

Series of

WILLIAMSBURG INVESTMENT TRUST

August 1, 2018

GENERAL INFORMATION ABOUT THE TRUST	2
FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS	3
MUNICIPAL OBLIGATIONS	15
DESCRIPTION OF BOND RATINGS	23
INVESTMENT LIMITATIONS	23
TRUSTEES AND OFFICERS	25
INVESTMENT ADVISER	33
ADMINISTRATOR	36
DISTRIBUTOR	36
OTHER SERVICE PROVIDERS	37
PORTFOLIO SECURITIES AND BROKERAGE	37
SHAREHOLDER ACCOUNT INFORMATION	39
PURCHASE OF SHARES	40
REDEMPTION OF SHARES	41
PRINCIPAL SHAREHOLDERS	41
NET ASSET VALUE DETERMINATION	42
FUND EXPENSES	43
ADDITIONAL TAX INFORMATION	43
PROXY VOTING AND PORTFOLIO HOLDINGS DISCLOSURE POLICIES	46
FINANCIAL STATEMENTS	48
APPENDIX A- DESCIPTION OF BOND RATINGS	49
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	51

This Statement of Additional Information (“SAI”) is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown Funds dated August 1, 2018, as supplemented. This SAI is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at no charge, by writing to Williamsburg Investment Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-866-738-1126.

GENERAL INFORMATION ABOUT THE TRUST

The Jamestown Equity Fund (the “Equity Fund”) and The Jamestown Tax Exempt Virginia Fund (the “Tax Exempt Virginia Fund”) are two separate no-load series of Williamsburg Investment Trust (the “Trust”). The Equity Fund and the Tax Exempt Virginia Fund are referred to individually as a “Fund” and collectively, the “Funds.” The Trust is an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees (the “Board”) has overall responsibility for management of the Trust under the provisions of the Trust’s Agreement and Declaration of Trust and the laws of Massachusetts governing business trusts. The Funds are managed by Lowe, Brockenbrough & Company, Inc. (the “Adviser”).

Pursuant to an Agreement and Plan of Reorganization, on July 28, 2015, the Equity Fund acquired all of the assets and known liabilities of The Jamestown Balanced Fund series of the Trust, in exchange for shares of the Equity Fund. Shareholders of The Jamestown Balanced Fund approved the Agreement and Plan of Reorganization at a special meeting held July 17, 2015.

The Declaration of Trust of the Trust currently provides for the shares of twelve funds, or series, to be issued. In addition to the Funds, the Trust consists of the FBP Equity & Dividend Plus Fund and the FBP Appreciation & Income Opportunities Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund, which are managed by Leavell Investment Management, Inc. of Mobile, Alabama; and The Davenport Core Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund and Davenport Balanced Income Fund, which are managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office until their retirement at age 75, except that: (1) any Trustee may resign and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust’s custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this SAI. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the Investment Company Act of 1940 Act, as amended (the “1940 Act”). The Trust does not expect to hold annual meetings of shareholders.

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Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund’s assets over its liabilities. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions that are intended to mitigate such liability.

The By-Laws of the Trust contain a forum selection clause which provides that any court action against or on behalf of the Trust be brought in the Business Litigation Section of the Massachusetts Superior Court in Suffolk County, Massachusetts, which handles complex business and commercial disputes. The By-Laws also define what actions may be brought directly by shareholders and which must be brought derivatively on behalf of the Trust and require that the Court refer to mandatory arbitration all direct shareholder claims except for those asserting fraud in connection with the purchase or sale of shares. The purpose of this forum selection provision is to provide for efficient and equitable disposition of legal proceedings by courts and arbitrators with expertise in the applicable Massachusetts law.

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about the Funds’ strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

The Equity Fund is a diversified series of the Trust and the Tax Exempt Virginia Fund is a non-diversified series. With respect to 75% of its total assets, the Equity Fund may not: (1) invest more than 5% of its total assets in the securities of a single issuer, and (2) hold more than 10% of the outstanding voting securities of a single issuer. However, the diversification of the Equity Fund’s holdings is measured at the time of purchase and if the Equity Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Equity Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, the Equity Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite qualifying as a diversified series. Although there are no restrictions as to how much the Tax Exempt Virginia Fund may invest in the securities of any one issuer as a non-diversified series, the Tax Exempt Virginia Fund must meet certain diversification requirements in order to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Tax Exempt Virginia Fund may be subject to greater risks than a diversified series because of the larger impact of fluctuation in the values of securities of fewer issuers.

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Industry/Sector Risk. The greater a Fund’s exposure to any single type of investment, including investment in a given industry, sector, country, region or type of security, the greater the impact the performance of that investment will have on the Fund’s performance. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities of companies in the same industry may react similarly to, and move in unison with, one another. An industry or a sector’s performance over any period of time may be quite different from that of the overall market. Certain sectors, such as technology, financial services or energy, can be highly volatile. Sectors are determined by reference to the classifications of sectors set forth in the Funds’ annual and semi-annual reports. The sectors in which a Fund may have greater exposure will vary from time to time.

•	Financial Industry: Companies in the financial industry are subject to certain risks, including the risk of corporate and consumer debt defaults, price competition, regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. The performance of these companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g. subprime loans). Companies in the financial industry are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, the profitability of such companies is largely dependent upon the availability and the cost of capital.

•	Technology Industry: Companies in the technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Technology companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their new products. Companies in the technology sector are also heavily dependent on patent and intellectual property rights, and a loss or impairment of these rights may adversely affect the profitability of these companies. Technology companies engaged in manufacturing, such as semiconductor companies, often operate internationally which could expose them to risks associated with instability and changes in economic and political conditions, including currency fluctuations, changes in foreign regulations, competition from subsidized foreign competitors with lower production costs and other risk inherent to international business.

•	Internet-Related Industry: The value of companies engaged in the internet industry, which is a developing industry, is particularly vulnerable to rapidly changing technology, extensive governmental regulation and relatively high risks of obsolescence caused by scientific and technological advances. In addition, companies engaged in internet-related activities are difficult to value and may have high share prices relative to their earnings which they may not be able to maintain over the long-term. Moreover, many internet companies are not yet profitable and may need additional financing to continue their operations. There is no guarantee that such financing will be available when needed. Since many internet companies are start-up companies, the prices of their securities historically has been more volatile than other securities.

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•	Health Industry: Companies in the health industry are subject to the additional risks of increased competition within the health care industry, changes in legislation or governmental regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of securities of health science companies may fluctuate widely due to governmental regulation and the ability to obtain approval of their products and services, which may have a significant effect on their price and availability. In addition, these products may quickly become obsolete. Liability for products that are later alleged to be unsafe or harmful may be substantial and have a significant impact on a company’s market value or share price.

•	Consumer Discretionary Industry: The consumer discretionary sector may be affected by fluctuations in supply and demand and may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

•	Consumer Staples Industry: Companies in the consumer staples sector may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, product cycles and marketing competition. Companies in the consumer staples sector may be negatively impacted by government regulations affecting their products and may also be subject to risks relating to the supply of, demand for, and prices of raw materials. In addition, the success of food, beverage, household and personal product companies, in particular, may be strongly affected by unpredictable factors, such as, demographics, consumer spending, and product trends.

•	Industrials: Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, or a decline in demand due to rapid technological developments and frequent new product introductions. The performance of these companies may also be affected by governmental regulation, world events and economic conditions and the risks of environmental damage and product liability claims.

•	Utilities: The performance of utility stocks is expected to reflect conditions affecting the utilities industry, which is sensitive to factors such as interest rates, local and national government regulations, the price and availability of materials used in the particular utility, environmental protection or energy conservation regulations, the level of demand for services and the risk associated with construction and operating certain types of facilities. Telecommunication companies and products may be highly dependent on innovations and expansion of existing technologies, such as internet communications, as well as intense pricing competition and industry consolidation.

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•	Real Estate Investment Trusts (“REITs”). While the Funds will not invest in real estate directly, they may be subject to risks similar to those associated with real estate investments because of their ability to purchase securities of companies that generate income from the real estate industry. A REIT is a pooled investment vehicle that may invest primarily in income producing real estate or real estate related loans or interests. Such REITs are dependent upon management skills, subject to the strength of the real estate market and could be affected by the following factors: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variation in rental income; changes in neighborhood values and functional obsolescence and appeal of properties to tenants. Other REITs that operate as property leasing companies for a particular industry, such as the wireless network or timber industry, are more dependent on the strength of their underlying industry than the strength of the real estate market. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain exemption from the 1940 Act. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by a Fund, there will be a layering of fees, which would increase expenses.

•	Commodities. The Equity Fund may invest in securities, including exchange-traded funds (“ETFs”), whose performance is linked to the price of an underlying commodity or commodity index. The performance of these securities depends to a great extent on the performance of the commodity in which they invest and involve the risks and pricing characteristics similar to direct investments in that commodity. Precious metals such as gold, silver, platinum and palladium, have at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. Investments in precious metals can present concerns such as delivery, storage, and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Investments in energy-related industries may be affected by changes in supply and demand and government regulations. Other types of commodities may be subject to certain risks, including regulatory, economic, environmental and political developments, weather events, natural disasters and market disruptions.

•	Energy Industry. Companies in the energy industry, such as coal, natural gas and crude oil, may have distinctly higher volatility than other types of securities, due in part to their physical properties which can affect the available supply and the real time pricing of these commodities. Factors unique to energy stocks include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand and may be susceptible to international political and economic developments and the success of exploration projects. The oil and natural gas market has experienced periods of volatility and fluctuation that is often based on factors which may be out of the control of the issuers of such securities. Fluctuations in the energy market may impact the price of securities exposed indirectly to energy risk, including securities issued by governments in countries where the economy depends heavily on commodities and in the securities of issuers located in or exposed to such countries. Energy companies may have high levels of debt and may be more likely to restructure their businesses if there are downturns in energy markets or the economy as a whole.

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Foreign Securities. The Equity Fund may invest in foreign securities if the Adviser believes such investment would be consistent with the Fund’s investment objective. Because of the inherent risk of foreign securities over domestic issues, the Fund will not invest in foreign investments except those traded domestically as American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Global economies may be less stable than the U.S. economy because of institutional weaknesses or economic dislocations and crises have ensured from time to time, both in developed and developing countries. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the U.S. and, compared to the U.S., there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties enforcing judgments against such issuers with respect to claims under U.S. securities laws. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation, economic sanctions, or other restrictions and it is possible that a Fund could be prohibited from investing in securities issued by companies subject to such restrictions. Investments in domestic securities may create indirect exposure to non-U.S. markets if any issuers of those securities are exposed to non-U.S. markets such as when an issuer does a significant amount of business in or relies upon suppliers from non-U.S. markets.

Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. Countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Union (the “EU”) and European Economic and Monetary Union, which require member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. In June 2016, the United Kingdom (“the UK”) approved a referendum to leave the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. Political and military events, including in North Korea, Syria and other areas of the Middle East, Venezuela and nationalist unrest in Europe, also may cause market disruptions. Any potential developments or market perceptions concerning these and related issues could adversely affect the value of foreign securities.

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Market Events and Global Economic Risks. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region across the globe. Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructuring, and other events related to the sub-prime mortgage crisis in 2008; financial distress in the U.S. auto industry; steep declines in oil prices; credit and liquidity issues involving certain money market and high yield mutual funds; S&P’s downgrade of the U.S. long-term sovereign debt and measures to address U.S. federal and state budget deficits; governmental efforts to limit short selling and high frequency trading; social, political and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in currency exchange rates; and China’s economic slowdown. The imposition of sanctions by the United States or another government on a country could cause disruptions to the country’s financial system and economy.

In addition to financial market volatility, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods, and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, or interventions in currency markets, could cause high volatility in the equity and fixed-income markets. While interest rates in the U.S. and abroad have been unusually low in recent years, the decision by the U.S. Federal Reserve to raise the target fed funds rate and the possibility that the Federal Reserve may continue with such rate increases, among other factors, could cause markets to experience high volatility. These events and possible continuing market volatility may have an adverse effect on a Fund, including making it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The Funds are subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets generally. War, terrorism and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Political turmoil within the U.S. and abroad may also impact the Funds. Although the U.S. Government has honored its credit obligations, it remains possible that the U.S. could default on its obligations, which could be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments. The U.S. is also considering significant new investments in infrastructure and national defense which, coupled with lower federal tax revenue, could lead to increased government borrowing and higher interest rates. Those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments.

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Warrants and Rights. Warrants are essentially options to purchase equity securities at a specific price during the life of the warrant and are valid for a specific period of time (generally two or more years). Prices of warrants may be volatile and do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. Government Securities. The Funds may invest in debt obligations that are issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”) as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or the Funds’ shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through “Certificates,” representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments that have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. In September 2008, FNMA and FHLMC were each placed into conservatorship by the U.S. Government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, with a stated purpose to preserve and conserve the assets and property of FNMA and FHLMC and to put them in a sound and solvent condition. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met. Serious discussions among policymakers continue as to whether FMNA and FHLMC should be nationalized, privatized, restructured or eliminated altogether.

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In August 2011, S&P Global Ratings (“S&P”) lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises. In explaining the downgrade, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. In June 2013, S&P affirmed its AA+ long-term credit rating on the U.S. and revised its rating outlook to stable from negative to indicate its current view that the likelihood of a near-term downgrade of the rating is less than one in three. It is possible that the rating outlook could be revised downward if economic, fiscal and/or political circumstances change in the United States. Such a credit event may result in higher interest rates and adversely impact the market prices and yields of securities supported by the full faith and credit of the U.S. Government. Moreover, additional credit rating downgrades of U.S. sovereign debt or U.S. sponsored enterprises may result in financial market declines, increased volatility and significant disruption across various financial markets and asset classes.

Repurchase Agreements. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Government Security), it also resells it to the vendor (normally a member bank of the U.S. Federal Reserve System or a registered Government Securities dealer). The Fund must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the “Repurchase Securities.” The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds’ risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date. In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest to the extent that the proceeds from the sale and accrued interest on the security are less than the resale price provided in the repurchase agreement. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines adopted by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as “loans” under the 1940 Act. The return on such “collateral” may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the “collateral” is at all times at least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds’ custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement that will cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

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Variable and Floating Rate Securities. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

Fixed Income Investments. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issue. Fixed income securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of fixed income securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. Interest rate changes can be sudden and unpredictable, and a wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). While interest rates in the U.S. and abroad have been unusually low in recent years, the decision by the U.S. Federal Reserve to raise the target fed funds rate and the possibility that the Federal Reserve may continue with such rate increases, among other factors, could cause markets to experience high volatility. Any future interest rate increases or other adverse conditions (e.g., inflation/deflation, increased selling of certain fixed-income investments across other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) could cause the value of fixed income investments to decrease. In addition, new regulations applicable to and changing business practices of financial intermediaries that make markets in fixed income securities may result in those financial intermediaries restricting their market-making activities for certain fixed income securities, which may reduce the liquidity and increase the volatility for such fixed income securities. If sudden or large-scale rises in interest rates were to occur, a Fund could face above-average redemption requests, which could cause it to lose value due to downward pricing forces and reduced market liquidity.

Liquidity Risk for Fixed Income Securities. Liquidity risk is the risk associated with any event, circumstances, or characteristic of an investment or market that negatively impacts a Fund’s ability to sell, or realize the proceeds from the sale of an investment at a desirable time or price. Certain investments that were liquid at the time of purchase may later become illiquid, particularly in times of overall economic stress or during changing regulatory, market, or other conditions. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets” (i.e., buy or sell a security at the quoted bid and ask price, respectively) are at or near historic lows relative to market size. Because market makers provide stability to fixed income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income mutual funds may be higher than normal; the selling of fixed-income securities to satisfy fund shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing a Fund’s ability to sell such securities.

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Shares of Other Investment Companies. Each Fund may invest in shares of other investment companies. Shares of other investment companies may include those of open and closed-end investment companies and shares of ETFs. Each Fund will not purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions. To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

An ETF is an investment company registered under the 1940 Act that often holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value (“NAV”) in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to Securities and Exchange Commission (“SEC”) Order, in which case they will not be subject to any such investment limitation. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s NAV.

iShares. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

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Limitations on Investing in Other Investment Companies. Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) more than 10% of such fund’s total assets would be invested in investment companies. Under certain conditions, a fund may invest in registered and unregistered money market funds in excess of these limitations. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits. The Funds may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Funds may also invest in ETFs that have not received such exemptive orders and in other investment companies in excess of these limits, as long as a Fund (and all of their affiliated persons, including the Adviser) does not acquire more than 3% of the total outstanding stock of such ETF or other investment company, unless otherwise permitted to do so pursuant to permission granted by the SEC. If a Fund seeks to redeem shares of an ETF or investment company purchased in reliance on Section 12(d)(1)(F), the ETF is not obligated to redeem an amount exceeding 1% of the ETF’s outstanding shares during a period of less than 30 days.

Description of Money Market Instruments. Money market instruments may include shares of money market funds, U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers’ Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”). Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers’ Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due. The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (“NRSRO”) or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or is of equivalent quality in the Adviser’s assessment. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds’ custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

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Forward Commitment and When-Issued Securities. The Tax Exempt Virginia Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

Borrowing. Each Fund may borrow up to one-third of its total assets, including the amount of such borrowing, for extraordinary or emergency purposes or to meet redemption requests that might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuations on NAV will be exaggerated. If, while such borrowing is in effect, the value of a Fund’s assets declines, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowings.

Lending. Each Fund has reserved the right to lend its securities to qualified broker-dealers, banks or other financial institutions. By lending its portfolio securities, a Fund would attempt to increase its income by receiving a fixed fee or a percentage of the collateral, in addition to continuing to receive the interest or dividends on the securities loaned. The terms, structure and aggregate amount of such loans would be consistent with the 1940 Act. The borrower would be required to secure any such loan with collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the total market value and accrued interest of the securities loaned by the Fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. As part of participating in a lending program, a Fund will invest its cash collateral only in investments that are consistent with the investment objectives, principal investment strategies and investment policies of the Fund. If such investments lose value, a Fund will have to cover the loss when repaying the collateral. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower shall be at the Fund’s risk.

Commodity Exchange Act Regulation. The Funds have claimed an exclusion from the definition of the term “commodity pool” under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to registration or regulation under the CEA. A Fund claiming the exclusion is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without the fund becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulation. On an annual basis, the Funds are required to reaffirm their eligibility to continue to claim the exclusion. If a Fund’s use of derivatives would prevent it from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to the Fund, and the Fund may become subject to regulation by the CFTC. A Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements.

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Portfolio Turnover. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

Cybersecurity Risk. The Funds and their service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks affecting the Funds, the Adviser, custodian, transfer agent, intermediaries, and other third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions; impact the ability to calculate a Fund’s NAV; cause the release of private shareholder information or confidential business information; impede trading; or subject a Fund to regulatory fines, financial losses, additional compliance costs associated with corrective measures, or cause reputational damage. Cyber-attacks may render records of a Fund’s assets or transactions, shareholder ownership of Fund shares, and other data integral to the functioning of a Fund inaccessible, inaccurate, or incomplete. There is no guarantee that efforts designed to reduce the risks associated with cybersecurity will succeed, especially since there are inherent limitations in the efforts, including that certain risks have not been identified, given the evolving nature of this threat. The Funds rely on third party service providers for many of their daily operations and are subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Funds from cyber-attacks. Similar types of cyber security risk are also present for the issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investment in such securities to lose value.

MUNICIPAL OBLIGATIONS

Description of Municipal Obligations. Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

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The two principal classifications of Municipal Obligation bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer’s legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including supply and demand, liquidity and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

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Like other fixed income securities, municipal bonds are subject to credit risk, interest rate risk and call risk. Obligations of issuers of municipal bonds are generally subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. However, the obligations of certain issuers may not be enforceable through the exercise of traditional creditors’ rights. The reorganization under the federal bankruptcy laws of a municipal bond issuer or payment obligor bonds may result in, among other things, the municipal bonds being cancelled without repayment or repaid only in part. In addition, lawmakers may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. Litigation and natural disasters, as well as adverse economic, business, legal, or political developments may introduce uncertainties in the market for municipal bonds or materially affect the credit risk of particular bonds. Certain municipalities of the U.S. and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly affect other municipal obligations. In August 2015, Puerto Rico became the first U.S. commonwealth to default on its debt and in May 2017, the governor of Puerto Rico requested a court-supervised debt restructuring of its $70 billion of outstanding debt.

Factors Affecting Virginia Municipal Obligations. The following information regarding certain economic, financial and legal matters pertaining to Virginia is drawn primarily from official statements relating to securities offerings of Virginia and other publicly available documents, dated as of various dates prior to the date of this SAI, and does not purport to be complete descriptions. Data regarding the financial condition of the Commonwealth of Virginia may not be relevant to Municipal Obligations issued by political subdivisions of Virginia. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations. The Trust has not independently verified this information.

The Constitution of Virginia limits the ability of the Commonwealth to create debt and requires a balanced budget. General obligations of cities, towns and counties in Virginia are payable from the general revenues of the entity issuing such obligations, including ad valorem tax revenues on property within the jurisdiction. The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce. Under the Code of Virginia, a holder of any general obligation bond in default may file an affidavit setting forth such default with the Governor. If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest. The Commonwealth, however, has no obligation to provide any additional funds necessary to pay such principal and interest and is prohibited from issuing general obligation bonds for operating purposes.

The economy of Virginia is broadly-based and encompasses the service, wholesale and retail trade, government and manufacturing sectors. Virginia’s economy is reliant upon its well-educated workforce, proximity to the nation’s capital, importance as a defense contractor, the positive role of the deep-water port at Hampton Roads and its strategic location on the eastern seaboard. Virginia also has significant concentrations of high-technology employers, predominately in the Northern Virginia area. With Northern Virginia, considered a part of the Washington, D.C. metropolitan area, and Hampton Roads, which has the nation’s largest concentration of military installations, the federal government has a strong economic impact on Virginia’s economy. Virginia is affected by changes in levels of federal funding and support for certain industries as well as federal spending cutbacks, as approximately 20% of all jobs in Virginia are dependent on military spending.

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The U.S. and Virginia economies are in the ninth year of a recovery from the recession of 2008-2010. Virginia economic growth eased somewhat in fiscal year 2017 and returned to a pattern of relatively slow growth that has typified most of the economic recovery. Virginia experienced its seventh consecutive year of employment growth in fiscal year 2017, although its 1.1% growth rate was slower than the 2.3% rate of growth in fiscal year 2016. The largest employment increases in 2017 occurred in education and health services and professional and business services. Federal government employment grew by a modest 1,300 jobs in fiscal year 2017, a smaller increase than the year before.

Personal income in Virginia grew 2.4% in fiscal year 2017 and slightly lagged the nation’s rate of 2.5%. The highest unemployment rates in Virginia are in the southwestern region and small independent cities. The shift from high wage federal government and government contracting jobs to lower wage employment opportunities has slowed the pace of the Commonwealth’s recovery. The housing market in Virginia continues to gradually recover, but at a moderate pace. While sales of single-family homes, townhomes and condominiums increased 7% during the fiscal year 2017, it was lower than the 8.3% rate in fiscal year 2016. At the end of the 2017 fiscal year, Virginia reported a combined ending fund balance of $3.6 billion, an increase of $18.2 million from the prior fiscal year. This amount is offset by a negative $746.2 million unassigned fund balance. The amount of total debt in Virginia increased 5.5% during the 2017 fiscal year to $45.2 billion. During the 2017 fiscal year, the Commonwealth issued new debt in the amount of $1.1 billion for the primary government and $5.3 billion for component units. In April 2017, S&P revised its outlook for Virginia general obligation debt to negative, citing the recent structural imbalance and its belief that future federal spending cuts could have an outsized effect on Virginia’s economy. As of March 31, 2018, the Commonwealth had an S&P rating of AAA, a Moody’s rating of Aaa, and a Fitch rating of AAA on its general obligation bonds. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. Further, the credit of the Commonwealth is not material to the ability of political subdivisions and private entities to make payments on the obligations described below.

Revenue bonds issued by Virginia political subdivisions include (1) revenue bonds payable exclusively from revenue producing governmental enterprises and (2) industrial revenue bonds, college and hospital revenue bonds and other “private activity bonds” which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so. The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of Virginia.

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Lease obligations issued by Virginia are customarily subject to “non-appropriation” clauses which allow the municipality, or other public entity, to terminate its lease obligations if moneys to make the lease payments are not appropriated for that purpose. Legal principles may restrict the enforcement of lease financing provisions limiting the municipal issuer’s ability to utilize property similar to that leased in the event debt service is not appropriated.

Chapter 9 of the U.S. Bankruptcy Code, which applies to bankruptcies by political subdivisions, limits filings under that chapter to political subdivisions that have been specifically authorized to do so under applicable state law. The Trust is not aware of any statute in Virginia that gives any such authorization to political subdivisions in Virginia. Bonds payable exclusively by private entities may be subject to the provisions of the U.S. Bankruptcy Code other than Chapter 9.

Although revenue obligations of the Commonwealth or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on Commonwealth and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

With respect to Virginia Municipal Obligations that are backed by a letter of credit issued by a foreign or domestic bank, the ultimate source of payment is the bank. Investment in foreign banks may involve risks not present in domestic investments. These include the fact that the foreign bank may be subject to different, and in some cases less comprehensive, regulatory, accounting, financial reporting and disclosure standards than domestic banks.

When Virginia Municipal Obligations are insured by a municipal bond insurer, there are certain risks that the bond insurance policy typically does not cover. For example, some insurance policies do not insure against loss resulting from: (1) a pre-payment premium; (2) an optional or mandatory redemption (other than sinking fund redemptions); (3) an accelerated payment; (4) a payment of the purchase price of Virginia Municipal Obligations upon tender thereof; and (5) a preference. Certain municipal bond insurers may not insure against nonpayment of principal of or interest on Virginia Municipal Obligations resulting from the insolvency, negligence or any other act or omission of a paying agent for Virginia Municipal Obligations. Also, the capitalization of the various municipal bond insurers is not uniform. If an insurer of Virginia Municipal Obligations must make payments pursuant to its bond insurance policy, such payments could be limited by, among other things, such companies’ capitalization and insurance regulatory authorities.

A negative factor affecting the municipal bond market is lingering uncertainty regarding monoline insurers that guarantee the timely repayment of bond principal and interest if an issuer were to default. While insured municipal bonds constituted about half of the municipal bond market in 2008, today the share is less than 7%. The municipal bond market faced dramatic changes in 2008 as the auction-rate market froze, underlying municipal ratings lost their credibility and large providers of market liquidity vanished. Since late 2007, certain monoline insurers have come under substantial pressure due to their exposure to structured financial products including significant subprime mortgage risk, and the number of monoline insurance companies has declined. While there were 7 AAA insurers in 2007, today there are none, and challenges in areas such as Puerto Rico may also impact future credit ratings. The downgrades to the credit ratings of the monoline insurance companies could compromise the related guarantees they provide to the insured portion of the municipal market and have led to credit ratings downgrades of the bonds they insure. Investors may assess insured bonds based on the credit risk of the underlying issuer of the bonds, giving little to no value to the bond insurance. The market price and liquidity of certain insured bonds may be negatively affected and there can be no assurance that the market will not weaken further.

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The rights of the holders of Virginia Municipal Obligations and the enforceability of Virginia Municipal Obligations and the financing documents may be subject to (1) bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights, in effect now or after the date of the issuance of Virginia Municipal Obligations, to the extent constitutionally applicable; (2) principles of equity; and (3) the exercise of judicial discretion.

The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, the ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.

Industrial Revenue Bonds. The Tax Exempt Virginia Fund may invest from time to time a portion of its assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of its assets in revenue bonds issued for housing, including multi-family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Adviser, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of Virginia (as well as federal income taxes). Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend upon the cash flow from the underlying mortgages for their repayment, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part on scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

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Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital’s gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Tax Exempt Virginia Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

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Variable Rate Securities. The Tax Exempt Virginia Fund may invest in Municipal Obligations that bear interest at rates that are adjusted periodically to market rates. The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

Put Bonds. The Tax Exempt Virginia Fund may invest in Municipal Obligations (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity. This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

Zero Coupon Bonds. Municipal Obligations in which the Tax Exempt Virginia Fund may invest include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations that are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

Municipal Lease Obligations. The Tax Exempt Virginia Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, “lease obligations”). A lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, although the lease obligation is ordinarily backed by the municipality’s covenant to budget for the payments due under the lease obligation. Certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Adviser will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain “non-appropriation” clauses. In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with guidelines established under the supervision of the Board and other factors the Adviser may determine to be relevant to such determination. In determining the liquidity of municipal lease obligations, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

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The Board is responsible for supervising the determination of the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

DESCRIPTION OF BOND RATINGS

A description of the various bond ratings by the NRSROs is attached to this SAI as Appendix A. The NRSROs include Moody’s Investors Services, Inc. (“Moody’s”), S&P Global Ratings or Fitch Ratings. A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that individual analysts give different weightings to the various factors involved in credit analysis and the quality of fixed-income securities in which the Funds may invest should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained from other sources that are considered reliable by the NRSROs. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of a Fund means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of the Fund’s outstanding shares.

Under these fundamental limitations, each Fund may not:

(1)	Engage in borrowing except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

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(2)	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

(3)	Purchase or sell commodities unless acquired as a result of ownership of securities or other investments to the extent permitted under the 1940 Act and the regulations of any other agency with authority over the Funds. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities;

(4)	Purchase or sell real estate directly. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

(5)	Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies;

(6)	Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing nonpublicly offered debt securities, (d) by purchasing commercial paper, or (e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

Under these fundamental limitations, the Equity Fund may not:

(1)	Invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto, or investments in other investment companies;

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays) to comply with the limitation.

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TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board under the 1940 Act and the laws of Massachusetts governing business trusts. The Board is responsible for the oversight of each series, or funds, of the Trust. The Trustees serve until their retirement at age 75, subject to periodic review, and the officers are elected annually by the Trustees. The following is a list of the Trustees and executive officers of the Trust. John P. Ackerly, IV and John T. Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act (“Interested Trustees”). The Trustees who are not affiliated with an investment adviser or the principal underwriter of the Trust are referred to as the “Independent Trustees.”

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) and Directorships of Various Companies During Past 5 Years	Number of Portfolios in Trust Overseen by Trustee
Interested Trustees:
John P. Ackerly, IV One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1963	Since July 2012	Trustee; President of The Davenport Funds	Senior Vice President, Director and member of the Executive Committee of Davenport & Company LLC	12
John T. Bruce 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1953	Since September 1988	Trustee; President of the Flippin, Bruce & Porter Funds	President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.	12
Independent Trustees:
Robert S. Harris, Ph. D. c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1949	Since January 2007	Trustee	C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia; consultant to corporations and government agencies	12
George K. Jennison c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since January 2015	Trustee	President of Oyster Consulting (a management consultant firm to the financial services industry).	12
Harris V. Morrissette c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1959	Since March 1993	Trustee	President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. Director of Trustmark Corporation (bank holding company), White-Spunner Construction and Royal Cup Coffee and Tea. Director of International Shipholding Corporation (cargo transportation) until May 2017	12

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Elizabeth W. Robertson c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Year of Birth: 1953	Since February 2014	Trustee	Chief Financial Officer for Monument Restaurants LLC (restaurant franchisees) since 2011. Trustee of TowneBank Foundation and Community Board since 2015 and Director of TowneBank from 1996 until 2014. She was previously a Senior Manager at KPMG (accounting firm)	12
Executive Officers:
Margaret H. Alves 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1972	Since February 2006	Compliance Officer of The Government Street Funds	Chief Compliance Officer and Secretary of Leavell Investment Management, Inc.
Simon H. Berry 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1971	Since May 2017	Chief Compliance Officer	Senior Attorney of Ultimus Fund Solutions, LLC (the Trust’s administrator) since June 2016; Attorney for the Kentucky Department of Financial Institutions from October 2009 until May 2016 where his last position was Staff Attorney Supervisor
Charles M. Caravati, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1965	Since January 1996	President of the Equity Fund; VP of the Tax Exempt Virginia Fund	Managing Director of Lowe, Brockenbrough & Company, Inc.
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since November 2000	Vice President	Co-Chief Executive Officer and Managing Director of Ultimus Fund Solutions, LLC; Managing Director and officer of Ultimus Fund Distributors, LLC (the Trust’s distributor) from 1999 until 2008.
John H. Hanna, IV 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1955	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Vice President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.
Timothy S. Healey 2712 18th Place South Birmingham, Alabama 35209 Year of Birth: 1953	Since January 1995	Vice President of The Government Street Funds	Portfolio Manager, Member of Executive Committee, Chief Investment Officer and Director of Leavell Investment Management, Inc.
Mary S. Hope 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1963	Since August 2008	Vice President of The Government Street Funds	Operations Director and Portfolio Manager of Leavell Investment Management, Inc.
Dina A. Tantra 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1969	Since May 2018	Secretary

Executive Vice President, Director of Fund Administration and Compliance of Ultimus Fund Solutions, LLC since 2017; Managing Director of Foreside Financial Group, LLC from 2016 until 2017; Director, Secretary and General Counsel of Beacon Hill Fund Services, Inc. from 2008 until 2016.

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Joseph A. Jennings, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23219 Year of Birth: 1962	Since June 2005	President of the Tax Exempt Virginia Fund	Managing Director of Lowe, Brockenbrough & Company, Inc.
Thomas W. Leavell 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1943	Since February 2004	President of The Government Street Funds	Portfolio Manager of Leavell Investment Management, Inc.; Director of Leavell Investment Management, Inc. until August 2016 and President and Chief Executive Officer until January 2014.
David J. Marshall 800 Main Street Lynchburg Virginia 24504 Year of Birth: 1956	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Secretary, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.
Alison Leslie Lewis One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1978	Since April 2018	Compliance Officer of The Davenport Funds	Senior Vice President and Chief Compliance Officer for Davenport Asset Management Division of Davenport & Company LLC since April 2018; Vice President - Compliance for Davenport & Company LLC from September 2015 until April 2018: Worked at BB&T Scott & Stringfellow (broker-dealer) from September 2008 until September 2015 where her last title was Vice President and Centralized Supervision Manager.
Norman D. Darden, III 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1965	Since February 2018	Vice President of the Flippin, Bruce & Porter Funds	Portfolio Manager, Analyst and Principal of Flippin, Bruce & Porter, Inc.
Page T. Reece 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1957	Since September 2004	Compliance Officer of The Jamestown Funds	Chief Compliance Officer and Managing Director of Lowe, Brockenbrough & Company, Inc.
Teresa L. Sanderson 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1963	Since September 2004	Compliance Officer of the Flippin, Bruce & Porter Funds	Chief Compliance Officer and a Principal of Flippin, Bruce & Porter, Inc.
Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1962	Since November 2000	Treasurer	Co-Chief Executive Officer and Managing Director of Ultimus Fund Solutions, LLC; Managing Director and officer of Ultimus Fund Distributors, LLC from 1999 until 2008.
George L. Smith, III One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1976	Since February 2011	Vice President of The Davenport Funds	Senior Vice President and Director of Davenport & Company LLC.

Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2017.

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Name of Trustee	Dollar Range of Shares of the Funds Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee
John P. Ackerly, IV	None	Over $100,000

John T. Bruce	None	Over $100,000
Independent Trustees:
Robert S. Harris	Equity Fund: $1 – $10,000	$10,001-$50,000

George K. Jennison	None	None

Harris V. Morrissette	Equity Fund: $10,001 – $50,000	Over $100,000

Elizabeth W. Robertson	None	Over $100,000

As of July 2, 2018, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of each Fund.

Trustee Compensation. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. As of April 1, 2018, each Independent Trustee receives from the Trust an annual retainer of $20,000, payable quarterly; a fee of $2,000 for attendance at each meeting of the Board (except that such fee is $3,000 for each meeting attended by the Chairman of the Board); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. Prior to April 1, 2018, each Independent Trustee received from the Trust an annual retainer of $15,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board (except that such fee was $2,500 for each meeting attended by the Chairman of the Board); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee was $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. The fees are split equally among all of the funds in the Trust.

The following table provides compensation amounts paid to the Independent Trustees during the fiscal year ended March 31, 2018:

Trustee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds within the Trust
Robert S. Harris	$5,167	None	None	$ 31,000
George K. Jennison	4,750	None	None	28,500
Harris V. Morrissette	4,500	None	None	27,000
Elizabeth W. Robertson	4,750	None	None	28,500

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Leadership Structure and Qualifications of Trustees

The Board consists of six Trustees, four of whom are Independent Trustees. The Board is responsible for overseeing the operations of the Trust, its investment advisers and other service providers in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust. The Board has engaged the investment advisers to oversee the management of the funds on a day-to-day basis.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also meet quarterly without the presence of any representatives of management. The Board has established two standing committees to help ensure that the Funds have effective and independent governance and oversight. The Board may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board is led by its Chairman, Dr. Robert S. Harris. As Chairman, Dr. Harris has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board’s liaison with the various investment advisers. The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Dr. Harris as Chairman, is appropriate and in the best interests of the Trust, given its specific characteristics. These characteristics include having a structure consisting of four distinct fund complexes, each having its own investment adviser and compliance officer at the fund complex level. The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Board Committees. The Board has established an Audit Committee and a Governance, Nomination, Compensation and Qualified Legal Compliance Committee (the “Governance Committee”). The members of each Committee are the four Independent Trustees: Robert S. Harris, George K. Jennison, Harris V. Morrissette and Elizabeth W. Robertson. Elizabeth W. Robertson serves as the Chair of the Audit Committee and George Jennison serves as Chair of the Governance Committee. The Chair position for each Committee is rotated periodically. Each Committee Chair has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he or she serves as Chair. Each Committee Chair facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by that Committee.

Audit Committee	The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) oversees the quality and objectivity of the financial statements of each of the funds and the independent audits thereof; (iii) acts as liaison between the Trust’s independent registered public accounting firm and the full Board; (iv) pre-approves the scope and cost of the audit and non-audit services provided by the Trust’s independent registered public accounting firm; and (v) resolves any issues arising under the Trust’s Code of Ethics for Principal Executive and Senior Financial Officers. The Audit Committee met three times during the fiscal year ended March 31, 2018.

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Governance Committee	The Governance Committee is responsible for (i) selecting and nominating persons to serve as Independent Trustees; (ii) determining the level of compensation for the Independent Trustees; (iii) reviewing information relating to the investment advisory, underwriting and other contracts with third party service providers and making recommendations to the Board; (iv) monitoring the activities of the Trust’s Chief Compliance Officer (“CCO”) and making recommendations to the Board with respect to the compliance policies and procedures of the Trust and its service providers; (v) reviewing the responsibilities of the committees of the Board and evaluating whether there is a need for additional or combined committees; (vi) evaluating the performance of the Board; and (vii) receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Governance Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee. The Governance Committee met four times during the fiscal year ended March 31, 2018.

Qualifications of the Trustees. The Governance Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust. In addition, the Trustees are subject to periodic evaluation for their continued service on the Board. On a staggered three-year basis, members of the Governance, Committee review the qualifications of each Trustee, evaluate his or her contributions to the Board and make a recommendation as to whether such Trustee should continue to serve on the Board. The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other members of the Board, that each Trustee is qualified to serve as a Trustee. The Board believes that the Trustees’ ability to review critically, evaluate, question, and discuss information provided to them; to interact effectively with the investment advisers, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

Mr. John Ackerly, IV	Mr. John Ackerly, IV, Senior Vice President, is a member of the Executive Committee and Board of Directors of Davenport & Company, the investment adviser to the Davenport Funds. Prior to joining Davenport & Company in 1994, he worked as a portfolio manager for Central Fidelity Bank. He is President of the Davenport Funds and past president of the Richmond Society of Financial Analysts. Mr. Ackerly earned an undergraduate degree from the University of Virginia and earned an M.B.A. degree from Virginia Commonwealth University. He is a Chartered Financial Analyst and has over 25 years of experience in the investment management profession. He has served as a Trustee since 2012. The Board has concluded that Mr. Ackerly is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience and his academic background.

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Mr. John T. Bruce	Mr. John T. Bruce is a founding partner and the President of Flippin, Bruce & Porter, Inc., the investment adviser to the Flippin, Bruce & Porter Funds. From 1979 until 1985 he served as a Vice President and Portfolio Manager at Capitoline Investment Services, Inc. Mr. Bruce holds a B.S. degree in Finance from Virginia Polytechnic Institute and State University and is a former trustee of the Virginia Tech Foundation. He is a Chartered Financial Analyst and a Chartered Investment Counselor and has over 35 years of experience in the investment management profession. He has served as a Trustee since 1988. The Board has concluded that Mr. Bruce is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.
Dr. Robert S. Harris	Dr. Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business at The Darden Graduate School of Business Administration at the University of Virginia where from 2001 until 2005, he served as Dean. Dr. Harris teaches courses in financial management and policies and valuation in financial markets. His research has focused on corporate finance, financial market analysis and mergers and acquisitions. He has been widely published in leading academic and practitioner journals and has authored financial textbooks. Dr. Harris has been an active consultant and advisor to corporations and government agencies and has held a range of offices in professional societies. He previously served as Chief Learning Officer and Vice President of United Technologies Corporation. Dr. Harris earned a B.A. degree (summa cum laude) from Davidson College and a doctorate in economics from Princeton University. He has served as a Trustee of the Trust since 2007. The Board has concluded that Dr. Harris is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and positions of leadership, and his business experience.
Mr. George K. Jennison	Mr. George K. Jennison has over 30 years’ experience managing trading and execution platforms and integrating capital markets services into retail brokerage and clearing firm sales channels. He is currently President of Oyster Consulting (a provider of audit, compliance, financial, operations, technology, trading and strategic management consulting to financial service firms). Mr. Jennison began his career as a NASDAQ trader at Robinson-Humphrey Company where specialized in bank stocks and convertible securities. Later, he served as a Senior Vice President at Shearson Lehman where he was responsible for managing the Financial Institutions NASDAQ Group and then became the Managing Director, Head of NASDAQ Trading at Wheat First Securities. From 2009 until 2012, he was Senior Managing Director, head of the Equity Services Group at Wachovia Securities, where he was responsible for managing the equity trading platform for the firm’s retail brokerage, clearing and managed accounts. Mr. Jennison has served on a number of investment industry committees as well as commitment committees for several foundations and investment firms. He earned his B.A. degree in Economics and Management Services from Duke University and attended the Executive Program at the University of Virginia Darden School of Business. He has served as a Trustee of the Trust since 2015. The Board has concluded that Mr. Jennison is suitable to serve as a Trustee because of his professional investment and business experience, leadership positions and academic background.

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Mr. Harris V. Morrissette	Mr. Harris V. Morrissette has served as president and chief executive officer of several privately held businesses and currently is President of China Doll Rice & Beans Inc. and Dixie Lily Foods. He serves as a director of Trustmark Corporation (a bank holding company), White-Spunner Construction, Inc. and Royal Cup Coffee and Tea. He previously served as a director of EnergySouth, Inc. until its merger with Sempra Energy in 2008; chairman of Azalea Aviation, Inc. (airplane fueling) until 2012 and a director of International Shipholding Corporation (cargo transportation) until May 2017. He is a board member of a number of not-for-profit organizations, among them the Economic Development Partnership of Alabama, University of Alabama System and Wilmer Hall Children’s Home. Mr. Morrissette holds a B.S. degree from The University of Alabama. He has served as a Trustee of the Trust since 1993. The Board has concluded that Mr. Morrissette is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his extensive business experience, and his service on other boards.
Ms. Elizabeth W. Robertson	Ms. Elizabeth W. Robertson serves as Chief Financial Officer of Monument Restaurants LLC (restaurant franchises) and has been employed by Monument Restaurants since 2011. She previously served as Chief Financial Officer for Virginia Resources Authority (municipal bond authority) and a Senior Manager at KPMG (public accounting firm) where she specialized in audit and SEC reporting services for financial institutions. Ms. Robertson has served as a Trustee of TowneBank Foundation and Community Board since 2015 and was a director of TowneBank from 1996 until 2014. She previously performed accounting and tax services for small businesses and individuals on a part-time basis and is a board member of a number of not-for-profit organizations, among them, the Richmond Ballet and the St. Andrew’s School Foundation. She holds a B.S. degree from the University of Virginia McIntire School of Commerce and earned her Certified Public Accountant designation in 1975. The Board has concluded that Ms. Robertson is suitable to serve as a Trustee because of her business experience and expertise in accounting matters and her leadership positions and service on other boards.

Risk Oversight. An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The funds are subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk. The Trust, the investment advisers and the other service providers have implemented various processes, procedures and controls to identify risks to the funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures and controls are employed with respect to different types of risks. These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and its service providers.

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The Board exercises oversight of the risk management process through the Board itself and through the various committees. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the funds, the Board requires management of the investment advisers and the Trust, including the Trust’s CCO, to report to the Board and the committees on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the committees receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. On at least an annual basis, the Independent Trustees meet separately with the Trust’s CCO outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Trust’s CCO is supported by four compliance officers, each of whom serve at the fund complex level. The Board also receives quarterly reports from the investment advisers on the investments and securities trading of the funds, including their investment performance, as well as reports regarding the valuation of the funds’ securities. In addition, in its annual review of the advisory agreements for the Trust, the Board reviews information provided by the investment advisers relating to their operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the number of funds in the Trust and the effectiveness of its committee structure.

Although the risk management policies of the investment advisers and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and there is no guarantee they will be effective over time. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the investment advisers or their affiliates, or other service providers to the Trust. The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight.

INVESTMENT ADVISER

Lowe, Brockenbrough & Company, Inc. supervises each Fund’s investments pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) described in the Prospectus. Each Fund’s Advisory Agreement is effective for an initial two year period and is subject to annual approval thereafter by the Board or by vote of a majority of the Fund’s outstanding voting securities, provided such continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement is terminable without penalty on sixty days’ notice by the Board of the Trust or by the Adviser. Each Advisory Agreement provides that it will terminate automatically in the event of its assignment.

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The Adviser, organized as a Virginia corporation in 1970, is controlled by its majority shareholder, Austin Brockenbrough, III. As an affiliate of the Adviser, Mr. Brockenbrough may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses (excluding Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and extraordinary expenses) to 0.95% per annum of the average daily net assets of the Equity Fund and 0.69% per annum of the average daily net assets of the Tax Exempt Virginia Fund. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal year, and annual operating expenses of each Fund may therefore exceed the above limitations.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund’s average daily net assets is at the annual rate of 0.65% on the first $500 million; and 0.55% on assets over $500 million. For the fiscal years ended March 31, 2018, 2017 and 2016, the Equity Fund paid the Adviser advisory fees of $227,930 (which was net of voluntary fee waivers of $18,995), $224,493 (which was net of voluntary fee waivers of $16,594) and $232,578, respectively.

Compensation of the Adviser with respect to the Tax Exempt Virginia Fund, based upon the Fund’s average daily net assets is at the annual rate of 0.40% on the first $250 million; 0.35% on the next $250 million; and 0.30% on assets over $500 million. For the fiscal years ended March 31, 2018, 2017 and 2016, the Tax Exempt Virginia Fund paid the Adviser advisory fees of $30,059 (which was net of voluntary fee waivers of $70,136), $37,408 (which was net of voluntary fee waivers of $64,236) and $51,009 (which was net of voluntary fee waivers of $54,527), respectively.

Financial Intermediary Arrangements. The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations. The Adviser, not the Funds, may further compensate these organizations for their sales-related services; however, the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

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Portfolio Managers

The Portfolio Managers are also responsible for the day-to-day management of other accounts, as indicated in the following table. Each Portfolio Manager’s name is followed by the name of the Funds for which the Portfolio Manager is responsible for providing investment advisory services.

Other Accounts Managed (as of March 31, 2018)
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based On Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Charles M. Caravati, III Jamestown Equity Fund	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 3 49	$ 0 $323 million $202 million	0 2 0	$ 0 $318 million $ 0
Richard H. Skeppstrom, II Jamestown Equity Fund	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 0 0	$ 0 $ 0 $ 0	0 0 0	$ 0 $ 0 $ 0
Joseph A. Jennings, III Jamestown Tax-Exempt Virginia Fund	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 0 87	$ 0 $ 0 $118 million	0 0 0	$ 0 $ 0 $ 0

Potential Conflicts of Interest

The Portfolio Managers generally oversee other advisory accounts that adhere to an investment strategy similar to that of the Fund or Funds for which they serve. Conflicts of interest may arise in connection with the management of a Fund’s investments, the management of other advisory accounts, and personal trading by Portfolio Managers. The Adviser has an obligation to allocate investment opportunities to all of its clients, including the Funds, in a manner that is fair and equitable over time. Policies and procedures have been adopted to ensure this equitable allocation among clients. In addition, procedures are in place to monitor personal trading by the Portfolio Managers to ensure that the interests of the Adviser’s clients come first.

Compensation

The Adviser compensates the Portfolio Managers of the Funds with a combination of fixed salary, annual profit sharing contribution and an incentive bonus. Incentive bonuses are based on the Adviser’s profitability and the Portfolio Manager’s contribution to the Adviser. The fixed salary component represents the majority of the annual compensation.

Ownership of Fund Shares

The following table indicates, as of March 31, 2018, the dollar value of shares beneficially owned by the Portfolio Managers in the Funds for which the Portfolio Manager serves.

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Name of Portfolio Manager	Dollar Value of Fund Shares Beneficially Owned
Charles M. Caravati, III	Jamestown Equity Fund - $100,001 - $500,000
Richard H. Skeppstrom, II	Jamestown Equity Fund - $10,001 - $50,000
Joseph A. Jennings, III	Jamestown Tax Exempt Virginia Fund - None

ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board.

For the performance of these services, each Fund pays the Administrator a monthly fee based upon the average value of its daily net assets, subject to a minimum monthly fee, plus a shareholder recordkeeping fee (on a per shareholder basis) for shareholder accounts in excess of 1,000. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services. For the fiscal years ended March 31, 2018, 2017 and 2016, the Equity Fund paid administration fees to the Administrator of $60,000, $60,000 and $60,042, respectively; and the Tax Exempt Virginia Fund paid administration fees to the Administrator of $60,000, $60,000 and $60,000, respectively.

Under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust’s CCO. For the performance of these services, the Funds pay the Administrator an annual base fee plus an asset-based fee on aggregate average net assets in excess of $100 million. In addition, the Funds reimburse the Administrator for any out-of-pocket expenses incurred for compliance services. For the fiscal years ended March 31, 2018, 2017 and 2016, each Fund paid compliance service fees to the Administrator of $8,400, $8,400 and $7,668, respectively.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board or a vote of a majority of the outstanding shares of the Funds, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board or by vote of a majority of the outstanding shares of the Funds on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator and Robert G. Dorsey and Mark J. Seger are each owners of the Distributor and officers of the Trust.

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OTHER SERVICE PROVIDERS

Independent Registered Public Accounting Firm. The firm of Cohen & Company, Ltd., independent registered public accounting firm, 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, has been retained by the Board to perform an independent audit of the financial statements of the Trust.

Legal Counsel. Sullivan & Worcester LLP, 1666 K. Street, NW, Washington, D.C. 20006, serves as legal counsel to the Trust and the Independent Trustees.

Custodian. The custodian of the Funds’ assets is U.S. Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202. The custodian holds all cash and securities of the Funds (either in its possession or in its favor through “book entry systems” authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

Securities Lending. During the March 31, 2018 fiscal year, the Funds did not engage in any securities lending activities and therefore did not receive any income related to securities lending.

PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds’ practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board) directs the execution of the Funds’ portfolio transactions.

The Funds’ fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets on a “net” basis, which may include a dealer markup. The Funds’ common stock portfolio transactions will normally be exchange traded and effected through broker-dealers who charge brokerage commissions. Options will also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

During the fiscal years ended March 31, 2018, 2017 and 2016, the total brokerage commissions paid by the Equity Fund were $11,251, $18,949 and $30,376, respectively. During the fiscal years ended March 31, 2018, 2017 and 2016, the total brokerage commissions paid by the Tax Exempt Virginia Fund were $50, $140 and $0, respectively. The lower brokerage commissions paid by the Equity Fund during the March 31, 2018 fiscal year were primarily due to a lower level of trading activity.

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Subject to the requirements of the 1940 Act and procedures adopted by the Board, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker that is (i) an affiliated person of the Trust, or (ii) an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, a portion of the Funds’ brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker’s ability to effect and settle the transaction promptly and efficiently and the Adviser’s perception of the broker’s reliability, integrity and financial condition.

In order to reduce the total operating expenses of the Equity Fund, a portion of the Fund’s operating expenses has been paid through an arrangement with a third party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed to the Equity Fund through the brokerage arrangement were $12,000 for each of the fiscal years ended March 31, 2018, 2017 and 2016.

As of March 31, 2018, the Equity Fund held common stock issued by the parent companies of the following “regular broker-dealers” of the Trust, as defined in the 1940 Act:

Regular Broker-Dealer	Market Value as of March 31, 2018
J.P. Morgan Securities LLC	$1,176,679
Morgan Stanley	$ 787,816

Codes of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

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SHAREHOLDER ACCOUNT INFORMATION

As noted in the Prospectus, the Funds offer the following shareholder services:

Shareholder Account. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor’s registration instructions and voluntary investments can be made at any time. Shareholder will receive a statement each time there is an account transaction, such as an additional investment or a dividend reinvestment. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (on the 15th and/or the last business day of the month). Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are included in the Account Application or are available by calling the Funds. Payments may also be made by check made payable to the designated recipient and mailed within 7 days of the withdrawal date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the Application (see “Signature Guarantees” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf. The Application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1126, or writing to: The Jamestown Funds, Shareholder Services, P.O. Box 46707, Cincinnati, Ohio 45246-0707

Transfer of Registration. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading “Signature Guarantees”); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

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PURCHASE OF SHARES

The purchase price of shares of each Fund is the NAV next determined after the order is received in proper form. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the “Exchange”), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until it has been confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Shares of the Funds generally may be sold only to U.S. citizens, U.S. residents and U.S. domestic corporations, partnerships, trusts, or estates. For purposes of this policy, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and estates must have a U.S. address of record.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

Purchases in Kind. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors that the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods to determine NAV as described in the Prospectus.

Employees and Affiliates of the Funds. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

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REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder’s investment depending on the market value of securities held by the Funds. There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind, but may do so if conditions exist that would, in the opinion of the Adviser, make it in the best interests of the Funds and their shareholders. The Board has authorized the Funds to make payment for a redemption in portfolio securities or other property of the Funds, rather than cash. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the NAV. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund’s net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind. Shareholders receiving them would incur brokerage costs when these securities are sold. It is the Adviser’s intention, at the present time, to reimburse shareholders for their brokerage costs and any other fees or losses incurred by them in selling such securities immediately upon receipt thereof. This practice will apply to all redemptions in kind affected upon a particular day; however, the Adviser may determine to discontinue this practice at any time without notice to shareholders.

PRINCIPAL SHAREHOLDERS

As of July 2, 2018, Charles Schwab & Co., Inc., 211 Main Street, San Francisco, California 94105, owned of record 32.82% of the outstanding shares of the Equity Fund and 83.30% of the outstanding shares of the Tax Exempt Virginia Fund. As a result, Charles Schwab & Co., Inc. may be deemed to control each Fund. As of the same date, Lawrence B. Schwartz and Anne-Marie Schwartz, c/o Lowe Brockenbrough & Company, 1802 Bayberry Court, Richmond, Virginia 23226, owned of record 7.73% of the outstanding shares of the Equity Fund; Great West Trust Company FBO employee benefit clients 401K account, 8515 East Orchard Road, Greenwood Village, Colorado 80111, owned of record 8.14% of the outstanding shares of the Equity Fund; and John M. Street Trust, c/o Lowe Brockenbrough & Company, 1802 Bayberry Court, Richmond, Virginia 23226, owned of record 5.30% of the outstanding shares of the Tax Exempt Virginia Fund.

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NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The NAV of each Fund is determined as of the close of the regular session of trading on the Exchange (normally 4:00 p.m. Eastern time) on each “Business Day.” A Business Day means any day, Monday through Friday, except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. NAV is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily.

Fixed income securities are valued at their market value when reliable market quotations are readily available. Typically, fixed income securities are valued using information provided by a third-party pricing service. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of fixed income securities without regard to sale or bid prices. The pricing service may use transactions and market quotations from brokers in determining values. Certain fixed income securities may have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of fixed income securities than for other types of securities. If the Adviser determines that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.

Equity securities are valued at their market value when reliable market quotations are readily available. Securities that are traded on a national stock exchange are valued based upon the closing price of the exchange, if available, otherwise at the last quoted bid price. Securities traded on NASDAQ are generally valued by the pricing service at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies are valued at their NAV as reported by those companies.

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FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including, among others, its advisory fees, the fees and expense of the Independent Trustees, fees of the custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds’ shareholder servicing operations, fees and expenses of qualifying and registering the Funds’ shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust’s CCO, and the expense of shareholders’ meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust’s series, or funds, which allocation may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

ADDITIONAL TAX INFORMATION

Taxation of the Funds. Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a “regulated investment company” (“RIC”) under Subchapter M of the Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98.2% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

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There is a remedy for failure to meet the Subchapter M diversification test if the failure was due to reasonable cause and not to willful neglect. The remedy involves certain divestiture and procedural requirements, and payment of a tax. In certain de minimis situations, no tax is due in the event of a failure to meet the diversification requirements, but the divestiture and procedural requirements apply. Similarly, in the event of a failure to meet the Subchapter M income requirements, if the failure was due to reasonable cause and not to willful neglect it can be cured by satisfaction of procedural requirements and payment of a tax.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. These capital loss carryforwards are available indefinitely to offset realized capital gains in future years, thereby reducing future taxable gains distributions.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

Tax Status of the Funds’ Dividends and Distributions. Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2018, recent federal tax legislation requires individual taxpayers with taxable incomes above $425,800 ($479,000 for married taxpayers, $452,400 for heads of households) to be subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in the highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

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Certain U.S. shareholders, including individuals and estates and trusts whose income exceeds certain levels, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which includes dividends from the Funds (except tax-exempt dividends) and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and regardless of how long you have held your Fund shares, even if they reduce the NAV of shares below your cost and thus in effect result in a return of a part of your investment.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when “covered” shares are sold. Covered shares are any regulated investment company shares acquired on or after January 1, 2012 and any such shares acquired before January 1, 2012 are considered non-covered shares. In response to this federal law, the Funds chose “average cost,” which is the mutual fund industry standard, as the Funds’ default tax lot identification for all shareholders. Average cost will be the method used for reporting the redemption of any covered shares on your Consolidated Form 1099 unless you select a different tax lot identification method. You may choose a method different than average cost as long as you do so at the time of your purchase or upon the redemption of covered shares. Please keep in mind that the Funds are not responsible for providing you with cost basis information on shares acquired prior to January 1, 2012.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and, as of January 1, 2019, on redemption proceeds and certain capital gain dividends paid to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Capital gain distributions made by the Tax Exempt Virginia Fund are also subject to Virginia income tax, except to the extent attributable to gains from certain obligations of the Commonwealth of Virginia and its political subdivisions. Since federal and Virginia income tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes. A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions.

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Sale, Exchange or Redemption of Fund Shares. A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder. In addition, any loss upon the sale of shares of the Tax Exempt Virginia Fund held for six months or less will be disallowed for both federal and Virginia income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Virginia, some portion of such dividends actually may have been subject to Virginia income tax.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

PROXY VOTING AND PORTFOLIO HOLDINGS DISCLOSURE POLICIES

Proxy Voting Policies and Procedures. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy. The Board has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons. The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to portfolio securities. Although no material conflicts of interest are believed to exist that could disadvantage the Funds or their shareholders, various safeguards have been implemented to protect the Funds and their shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Principal Executive and Senior Financial Officers that requires the Trust’s Principal Executive Officer(s), Principal Financial Officer(s) and Principal Accounting Officer(s) to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Funds.

•	Public disclosure regarding the securities held by the Funds (“Portfolio Securities”) is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q/Form N-PORT (“Official Reports”). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

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•	Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds. Currently, the Funds are providing portfolio information to four different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the CCO of the Trust. The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds.

Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Group	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Funds or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions. Lipper indicates that it will not trade based on the Funds’ portfolio information, and it prohibits its employees from any such trading.	None
Bloomberg L.P.	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions. Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.	None
FactSet	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions. FactSet employees are required to follow a code of business conduct and ethics that obligates them to use a reasonable degree of care to safeguard confidential information and must agree in writing to comply with this code of business conduct and ethics.	None

•	These policies relating to disclosure of the Funds’ Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or to other Fund service providers, including but not limited to the Funds’ administrator, distributor, custodian, legal counsel, accountants, pricing service, financial printer, typesetter and proxy voting service, or to brokers and dealers in connection with the Funds’ purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

•	In the event a Fund processes a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for the receipt of such portfolio securities.

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•	Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

•	The CCO of the Trust may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

•	The CCO of the Trust shall inform the Board of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board following such approval. At least annually, the CCO shall provide the Board with a report as to compliance with these policies.

FINANCIAL STATEMENTS

The financial statements of the Funds for the year ended March 31, 2018, together with the report of Cohen & Company, Ltd., the Funds’ Independent Registered Public Accounting Firm, thereon, are incorporated herein by reference to the Annual Report of the Funds.

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APPENDIX A- DESCIPTION OF BOND RATINGS

Description of Moody’s Ratings:

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa:	Obligations Baa are judged to be medium grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of S&P Ratings:

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment is still considered strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.

The ratings from ‘AA’ to ‘BBB’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of Fitch Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. The relationship between issuer scale and obligation scale assumes a historical average recovery of between 30% - 50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating.

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AAA: Highest credit quality

‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality	AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality

A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality

‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

The modifiers “+” or “-“ may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added the “AAA obligation rating category.

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APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

WILLIAMSBURG INVESTMENT TRUST

POLICIES AND PROCEDURES FOR VOTING PROXIES

1. Purpose. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

2. Definitions

(a) Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b) Proxy Manager. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

3.       Policy for Voting Proxies.

(a) Fiduciary Considerations. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

(b) Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

4. Conflicts of Interest. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

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5. Routine Proposals. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

6. Non-routine Proposals.

(a) Guidelines on Anti-takeover Issues. Since anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.” During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

(b) Guidelines on Social and Political Issues. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

7. Proxy Manager Approval. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the proxy manager.

8. Proxy Voting Procedures. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

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9. Report to the Board. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.

10. Investment Advisers’ Voting Procedures. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers’ policies and procedures.

As adopted November 1, 2004

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Lowe, Brockenbrough & Co., Inc. (the “Adviser”)

and The Jamestown Funds (the “Funds”)

Proxy Voting Policies and Procedures

Lowe, Brockenbrough & Co., Inc., The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, each of which is a series of Williamsburg Investment Trust (the “Trust”), intend to exercise a voice on behalf of shareholders and clients in matters of corporate governance through the proxy voting process. The Funds and the Adviser take their fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. The Funds and the Adviser exercise their voting responsibilities as a fiduciary, solely with the goal of maximizing the value of shareholders’ and clients’ investments.

The Trust’s board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Funds. The Adviser’s proxy voting principles for the Funds and its other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented.

General policy for voting proxies

The Adviser will vote proxies solely in the interests of its clients. Any conflict of interest must be resolved in the way that will most benefit its clients. The Adviser will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of its clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Management Committee or by the Williamsburg Trust Audit Committee (Audit Committee) for securities held by the Jamestown Funds. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Committee determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Management Committee or to the Audit Committee for Jamestown Fund securities and the ballot will be voted per the Egan-Jones recommendation. The Proxy Manager shall keep a record of all such votes.

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In March 2006, the Advisor entered into an agreement with Egan-Jones to provide proxy voting recommendations. The Advisor shall vote in accordance with the Egan-Jones recommendation unless the Advisor determines an alternative vote shall better serve client interest or unless a client has provided specific voting instructions. The Advisor shall maintain records of all such votes.

Proxy voting process

The Adviser has designated a Proxy Manager and Committee. Proxy voting is subject to the supervision of the Proxy Manager. Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.

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